As filed with the Securities and Exchange Commission on December 2, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2014

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	September 30, 2014	3

President’s Letter	(Unaudited) September 30, 2014

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver this Semi-Annual Report. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds were over $41.4 billion as of September 30, 2014. During the period, we continued to enhance our overall lineup of investment strategies available to investors. On April 7, 2014, we launched the DoubleLine Flexible Income Fund (DFLEX/DLINX) and the DoubleLine Low Duration Emerging Markets Fixed Income Fund (DBLLX/DELNX).

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2014

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2014

Financial Markets Highlights:

•	Agency Mortgage-Backed Securities (Agency MBS)

For the six-month period ending September 30, 2014, the Barclays U.S. MBS Index had a return of 2.59%. The duration of the Index remained relatively stable for the trailing six-month period, with its peak occurring earlier in April. The U.S. Treasury (UST) curve flattened with the long end of the curve declining while the short end has remained relatively unchanged. Not surprisingly, lower coupons outperformed their higher coupon counterparts during this period due to their longer duration for both 30-year and 15-year collateral. Available supply of Agency MBS in the market has also increased primarily due to the Federal Reserve’s (Fed’s) tapering of asset purchases and due to an increase in housing turnover from seasonality. Prepayment speeds have increased marginally across all Agency MBS for both 30-year and 15-year collateral during the period. August and September marked the first two months since March with consecutive declines in prepayment speeds; however, most of these declines have been minimal. Additionally, even though issuance of Agency MBS has increased on both a gross and net basis throughout the six-month period ending September 30, 2014, it is yet to reach the levels of previous years. Leading up to September, the Agency MBS current coupon spread against the 10-year UST yield market widened slightly, which was partly attributed to nervousness on the Fed’s plans regarding currently held mortgages on their balance sheets. The September Federal Open Market Committee (FOMC) meeting helped bring some clarity in regards to these issues with the Fed stating that it will continue the reinvestment of paydowns from currently held Agency MBS well into 2015, with an understanding it does not have any plans to sell back the Agency MBS it has purchased during the Quantitative Easing (QE) program.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency bonds continued to show their resiliency through the six-month period ending September 30, 2014. Despite constant headlines indicating increasing geo-political instability, both the technical and fundamental aspects of the non-Agency MBS market continued to show improvement. The 30-year fixed mortgage rates were volatile over the period, ranging from 4.50% and ending the period at 4.12%. Prepayment speeds picked up during the period, but more so for higher quality collateral than credit-hampered borrowers. Liquidation rates were generally flat, but subprime collateral saw a slight uptrend in liquidations towards the latter half of the period. Home prices, as evidenced by the S&P/Case-Shiller 20-City Composite Home Price Index, were up 3.92% during the six-month period. Increasing home prices generally are a driver for improved loss severities, but given that legacy transactions have had a considerable amount of servicer advance built in, sharp improvements in loss severity have not been seen. Instead, as we have seen over the past six-month period, loss severities have improved modestly and have been generally concentrated in the higher quality, larger balance collateral. Returns in the non-Agency MBS space for the six-month period have continued to be strong despite various macroeconomic factors. Over the period, the ABX 2007-1 AAA, which is a series of the ABX Index and a reasonable proxy for the subprime market, returned 6.88%. Cleaner collateral, such as fixed rate Alt-A and prime also performed well during the period. Trading volume was erratic as several large lists swelled volume in April and May, but the summer months were exceptionally slow. There continued to be rumors of several large portfolio liquidations looming and the fact that the Government Sponsored Enterprises (GSEs) continue to have billions in supply. Our expectations are that trading volumes will continue to be uneven with quiet periods followed by periods with large spikes in volume as these portfolios liquidate.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the six-month period ending September 30, 2014, the CMBS sector underperformed broader credit markets as larger sectors, such as investment grade corporates, continued to garner more attention despite on-going fundamental improvement within the commercial real estate (CRE) sector. As such, the Barclays U.S. CMBS Index returned 1.3% over the period compared to 2.7% for investment grade corporates and 2.2% for the index as a whole. In terms of the secondary market, trading activity remains robust as spreads continued the slow move tighter in the face of limited periods of volatility stemming from rate hike concerns and geo-political instability. Over the six-month period, legacy AAA spreads tightened by 7 basis points (bps) to 83 bps over swaps while on the new issue side, 10-year last cash flow AAA tranches priced at 83 bps over swaps, a 5 bps tightening over the last deal priced in March and BBBs priced at 335 bps, a 30 bps tightening. The pace of new issuance picked up significantly at the end of the period with year-to-date (YTD) issuance as of September 30, 2014 on-pace to exceed 2013. $49 billion of deals were brought to market over the six-month period ending September 30, 2014, a $12 billion increase over the same period in 2013. Despite a sluggish start to the year, YTD new issuance of $67 billion outpaced the $59 billion issued through the first nine months of 2013; however, September’s $12 billion of new deals brought to market, the most in any month since 2007, may have cleared the majority of the remaining product for the year with new issuance estimates tempered for the final three months of 2014.

Semi-Annual Report	September 30, 2014	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2014

Delinquency rates continued to improve during the reporting period, with the overall U.S. CMBS delinquency rate ending the third quarter at 6.0%, a 61 bps improvement. Delinquency rates have declined across four of the five major property types over the six-month reporting period, with retail representing the lone outlier.

•	Emerging Markets (EM) Debt

Over the six-month period ending September 30, 2014, U.S. dollar (USD) denominated EM fixed income indices as represented by the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI) posted low single digit returns. Performance across EM fixed income was largely driven by accrued interest and flattening of the UST yield curve. Expectations that the Fed will begin hiking short term interest rates in 2015 led 2-year UST yields to rise 0.15% to 0.57%; however, increasing geopolitical risks and expected lower growth in developed markets outside the U.S., helped 10-year and 30-year UST yields remain anchored over the period. Credit spreads across EM indices were broadly unchanged over the period. Spreads generally moved tighter from April through July, on improved risk sentiment and a resumption of flows to the asset class; however, August data increased concerns of EM slowing growth resulting from geopolitical noise and struggling European and Chinese economies. This pushed EM credit spreads wider, reversing much of the tightening that occurred in the prior four months. EM local currency indices, as represented by the JP Morgan Government Bond Index Emerging Markets Broad Diversified (GBI-EM), posted slightly negative returns over the six-month period. The accrued interest of EM local government bond yields were more than offset by depreciation of EM currencies versus the USD. Country-specific risks in Ukraine and Venezuela led to negative returns across their dollar denominated debt and depreciation of their respective currencies.

•	Investment Grade Credit

For the six-month period ending September 30, 2014, investment grade credit recorded a total return of 2.68% and an excess return of 0.13%, as measured by the Barclays U.S. Credit Index. Returns were driven by lower UST yields and carry, as spreads widened slightly from 103 bps to 107 bps. The long duration portion of the Index had the best total return, with the 10-year plus duration bucket posting a 5.32% return. The BBB component of the Index continued to outperform, with spreads widening only 1.9 bps and posting a total return of 3.22%. Non- Corporates and Utilities outperformed the index, driven primarily by lower global interest rates. New issuance has been robust at $537 billion for the six-month period and is on track to meet the highest new issuance, ahead of 2013’s new issuance of $1.1 trillion. While insurance companies and pension funds hold the largest part of the investment grade market, approximately 40% and 17%, respectively, demand across all buyers of investment grade credit has remained strong.

•	Bank Loans

For the six-month period ending September 30, 2014, the S&P/LSTA Leveraged Loan Index returned 0.91%. Single-B loans returned 0.95%, outperforming BB-rated returns of 0.55%. Notable outperformers by industry for the six-month period were Forest Products (+2.90%), Publishing (+2.59%), and Utilities (+2.24%). Underperforming industries were Nonferrous Metals—Minerals (-0.74%), Food Products (+0.05%), and Cable and Satellite TV (+0.16%).

•	Collateralized Loan Obligations (CLOs)

CLO issuance picked up speed during the second quarter and through the beginning of the third quarter of 2014. From April through the end of July, each month’s issuance was at least $10 billion per month. In line with the general market slow-down in August, CLO issuance experienced a slight decline in issuance and only generated $7 billion in new issuance. This speed was maintained through September as investors were still trying to absorb the glut of issuance from the second quarter. Over the six-month period, $68 billion worth of new deals came to the market bringing YTD issuance through September 30, 2014 to $91 billion. We believe the consistent stream of issuance is due to an interest in pricing deals ahead of the effectiveness of new rules regarding risk retention, which, when effective, will require managers and sponsors of CLOs to retain some of the instruments’ risks on their books. We believe the new risk retention rules could possibly prevent newer and smaller managers from entering the CLO space with new deals as they might be unable to keep the equity on their books. Beginning in mid-April, retail loan funds reversed the 96-week streak of inflows. While money flowed out of retail loan funds, CLO managers saw this as an opportunity to pick up cheaper loans. Loans reached their wides in May and then tightened slightly in June. Again in August and September, CLO managers had an opportunity to pick up loans from retail funds. CLOs in the new-issue pipeline were still able to take advantage of the loan spreads widening by placing them in their warehouse. These CLO warehouses allow managers to ramp up their portfolio before pricing and take advantage of any arbitrage. This has made it easier to find AAA and equity investors. Spreads for AAAs hovered in the 150 discount margin (DM) area for the past six months, with greener managers pricing as wide as 160 DM and more experienced managers pricing in the mid-140 DM. Although the

6	DoubleLine Funds Trust

(Unaudited) September 30, 2014

AAA spreads were relatively unchanged, this was not true for the rest of the capital stack. AA through BBB spreads widened by roughly 35 bps and BB widened by 50 bps over the course of the six-month period. We believe this widening can be largely attributed to the excess supply from all the new issuance rather than from any weakness in the market.

•	Global Equities

Global equities as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI) rallied a modest 1.42% during the six-month period ending September 30, 2014. U.S. equities were mixed during the six-month period with large cap outperforming small cap stocks. The S&P 500® Index and Dow Jones Industrial Average Index increased +5.34% and +4.76%, respectively, while the Russell 2000® Index sold off -6.08%. The macro data out of the U.S. was generally upbeat with stronger labor data and business cycle indicators; however, there was some disappointing data out of the industrial sector. The Fed continued to taper its monthly asset purchases by $10 billion as expected and left key rates unchanged. The FOMC continued to emphasize the underutilization of the labor market and pledged to keep interest rates low for a considerable time.

In Europe, regional equities were mixed with the Deutsche Borse AG German Stock Index (DAX) down -0.85% and the CAC 40 Index and Financial Times Stock Exchange (FTSE) up +0.56% and +0.37%, respectively. In the periphery, equities were mixed with the Financial Times Stock Exchange Milano Italia Borse (FTSEMIB) down -3.69% and the Índice Bursátil Español (IBEX) up +4.69%. In an effort to fight persistent disinflation and keep the monetary union out of its third recession, the European Central Bank (ECB) lowered its entire interest rate corridor, taking deposit rates negative. At the same time the ECB introduced a targeted long-term refinancing operation (TLTRO), and pledged to increase its balance sheet by around €1 trillion (approximately $1.28 trillion USD as of September 30, 2014) from current levels.

Asian equities performed well over the six-month period with the Nikkei up 9.08%, the Shanghai Composite up +16.26%, and the Hang Seng up +3.53%. Japanese equities rallied on the prospect of further monetary easing from the Bank of Japan and allocation shifts into equities by the world’s largest pension fund. Chinese equities rallied on increased stimulus measures from the Chinese government in the face of deteriorating economic growth.

•	Commodities

As measured by the Standard & Poor’s Goldman Sachs Commodity Excess Return Index, the broad-based commodities market posted a 10.12% loss for the six-month period ending September 30, 2014. Sectoral performance was mixed as three of five sectors had negative returns. The agricultural sector sold off 29.17% as greater than anticipated supply squashed fears of a weak harvest. Corn and wheat were down 38.32% and 35.53%, respectively, while cocoa (+11.51%) and coffee (+3.44%) were the only positive performers in the sector. Energy was down 8.91% as crude oil and refined products slipped on increased U.S. and Saudi Arabian production. Precious metals closed down 6.78% as inflation in the U.S. and European Union (EU) remained well below expectations (gold and silver fell 5.75% and 14.26%, respectively). Industrial metals rallied 3.91%, mostly due to strong second quarter performance and demand for aluminum (+6.75%) and zinc (+14.33%). Livestock ended up 4.51% as feeder cattle rallied 31.62% and lean hogs fell 15.31%.

•	U.S. Large Cap Equities

As measured by the S&P 500® Index, the large capitalization U.S. equity market posted a +6.42% gain for the six-month period ending September 30, 2014. The NASDAQ Composite Index realized a gain of +7.68% while the Dow Jones Industrial Average Index increased by +4.76%. Most of the gains in this period were accrued during the second quarter of 2014 as equities rallied in the spring and early summer. The third quarter was punctuated by increased tail risk in the global economy due to slowing growth in the EU, China and commodity exporting nations. Geopolitical tensions also rose in the third quarter as fears stemming from a Russian proxy war in Ukraine and open war in the Levant were further stoked by a major outbreak of Ebola in West Africa. The U.S. economy is in the fifth year of economic recovery and is beginning to show signs of strength. The Fed decreased the large scale asset purchase program in each of its scheduled meetings over the course of third quarter, though a diminishing global economy could cause the Fed to change course going forward.

Semi-Annual Report	September 30, 2014	7

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2014

Management Discussion of Fund Performance:

DoubleLine Total Return Bond Fund

The Doubleline Total Return Bond Fund outperformed the Barclays U.S. Aggregate Bond Index return of 2.21% over the six-month period ending September 30, 2014. As U.S. interest rates declined in the same period with the 10-year UST rate lowering by 23 bps, both Agency and non-Agency residential MBS (RMBS) performed well. The portfolio maintained a 45% allocation to Agency RMBS and a 37% weighting in non-Agency RMBS. Non-Agency RMBS led the outperformance for the six-month period as the sector moved tighter, returning over 3.5% in total return to the portfolio. The market continues to shrink in size helping to boost valuations of Non-Agency RMBS even in periods when other credit sensitive assets decline. Within the Fund, the spectrum of credit quality performed well with prime bonds performing the best. Agency RMBS added approximately 3.5% in total returns to the Fund. In particular, fixed-rate Collateralized Mortgage Obligations (CMOs) and Passthroughs, which was approximately 40% of the Fund’s portfolio, contributed the strongest returns as these sectors have relatively longer durations. Low LIBOR* rates also continue to aid Agency inverse floating-rate securities, which added strong coupon returns over the six–month period. Commercial MBS (CMBS) lagged RMBS, but still added gains to the portfolio. The sector traded wider especially towards the latter months of the period due to higher supply from the new issue market. The same dynamic also occurred in the CLO market as new issuance for the sector has hit record highs. Both senior and mezzanine tranches experienced some weakening with lower tranches declining in value more. Within the Fund, both CLOs and CMBS still contributed relatively robust interest income, which offset mild declines in pricing.

Period Ended 9-30-14	6-Months
I-Share	2.81%
N-Share	2.68%
Barclays U.S. Aggregate Bond Index	2.21%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

The DoubleLine Core Fixed Income Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 2.21% over the six-month period ending September 30, 2014. As U.S. interest rates declined over the same period with the 10-year UST rate lowering by 23 bps, longer duration sectors generally outperformed shorter duration counterparts. EM fixed income was the best performing sector returning over 5.5% to the Fund’s total return. The sector has a duration over 5.5 years, making it one of the longer duration sectors held within the portfolio, thus the strong returns in the declining interest rate environment. RMBS also outperformed other sectors within the Fund and the Barclays U.S. MBS Index, as Agency RMBS returned over 4% in total return. This sector had a duration of over 6 years and fixed-rate CMOs experienced high price appreciation as well as healthy interest income. The Fund continued to have its largest exposure to RMBS- at over 30%. Investment Grade Corporate Credit, U.S. Government and CMBS all additionally contributed relatively strong gains to the Fund. High Yield, Bank Loans and CLOs, while contributing positive returns, lagged behind other sectors within the Fund. These sectors succumbed to pricing pressures late in the period as a combination of high supply and waning risk appetites have caused some selloffs to occur.

Period Ended 9-30-14	6-Months
I-Share	2.72%
N-Share	2.68%
Barclays U.S. Aggregate Bond Index	2.21%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

Over the six-month period ending September 30, 2014, the DoubleLine Emerging Markets Fixed Income Fund outperformed the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI). In part, outperformance was led by the Fund avoiding exposure to Ukraine. Sovereign bonds domiciled in Ukraine posted large negative returns over the period as the ongoing conflict with Russia on Ukraine’s eastern border has stifled growth. Performance also benefited from the Fund avoiding exposure to Venezuela sovereign bonds. Venezuela government’s policies have led to large macro economic imbalances, and investor’s questioning the government’s capacity to pay external

8	DoubleLine Funds Trust

(Unaudited) September 30, 2014

debt maturities. The Fund’s shorter duration relative to the index, partially offset outperformance, as 10-year UST bonds rallied over the period. 10-year UST yields ended the September at 2.49% from 2.72% as of March month-end.

Period Ended 9-30-14	6-Months
I-Share	4.96%
N-Share	4.92%
JP Morgan Emerging Markets Bond Global Diversified Index	4.14%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund underperformed its blended benchmark over the six-month period ending September 30, 2014. Fixed income and global equities in the Fund both turned in positive returns over this period, but commodities did not fare as well. This period was a story of two halves with all sectors of the blended benchmark seeing positive returns during the first three months, and then equities and commodities seeing selloffs thereafter. A turn-around in the U.S. economy and a soft landing in China evolved during July into Europe edging towards outright deflation, a return of the slowdown story in China, and commodity dependent economies feeling the strain of a selloff in real assets. Continued strife in Ukraine, destabilizing events surrounding the surge of ISIS in the Middle East, and the emergence of an Ebola outbreak in Western Africa each added to downward momentum in international equity prices in the latter part of the quarter. As the global slowdown story took hold, one of the biggest related events was the decline seen in oil markets. Brent Crude fell more than 10% over the six–month period. The confluence of forces that led to this decline include: stories suggesting the U.S. might lift their ban on oil exports, falling eurozone inflation, continued strong supply in Libya amidst strafe, and lower forecasts of Chinese and global growth from the International Monetary Fund (IMF). This same sentiment weighed on real asset exposures in the Fund, which was the only sector that had a negative return over the period. Fixed income was the strongest performer over the period as the UST flattened, and credit spreads tightened. Foreign exchange positions similarly benefited the portfolio as long dollar positions rallied as Asian and European currencies suffered for much of the reasons discussed above.

Period Ended 9-30-14	6-Months
I-Share	0.12%
A-Share
Without Load	0.09%
With Load	-4.17%
S&P 500 ® Index	6.42%
Blended Benchmark*	0.41%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/25% Morgan Stanley Capital International All Country World Index/15% Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Total Return

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

The DoubleLine Low Duration Bond Fund outperformed the Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index’s return of 0.30% over six month-period ending September 30, 2014. The UST yield curve flattened slightly at the long end of the curve while the shorter end mildly increased. The 10-year UST yield ended the period at 2.49%, decreasing by 23 bps for the period; however, it touched a low of 2.33% in the month of August. The 2-year UST yield ended the period at 0.57%, increasing by 15 bps for the six-month period. EM fixed income was the best performing sector, largely attributable to the sector’s longer duration compared to other sectors within the Fund. Structured products such as RMBS, CMBS, and CLOs also performed well for the trailing six-month period. Both Agency and non-Agency RMBS performed well, as they contributed modest price appreciation and robust interest income for the period. CMBS and CLOs performed well despite facing robust issuance in recent months. Both sectors have largely been impacted by pricing pressures late in the period as a combination of high supply and waning risk appetites have caused some selloffs to occur. Although the more credit sensitive sectors, such

Semi-Annual Report	September 30, 2014	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2014

as Investment Grade Corporates and Bank Loans, contributed positively to the Fund, they lagged behind the other sectors as they suffered from interim volatility within the credit markets caused by large issuance cycles, continuing rate concerns, and retail fund outflows.

Period Ended 9-30-14	6-Months
I-Share	1.00%
N-Share	0.87%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	0.30%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Floating Rate Fund

The DoubleLine Floating Rate Fund generated a net return of 0.32% for the six-month period ending September 30, 2014, underperforming the S&P/LSTA Leveraged Loan Index. The Fund underperformed during the period partly due to an underweight positing in CCC-rated credits, which generated the greatest performance of any rating category, with a return of 2.71%. While CCC-rated credits were a drag during the third quarter, they generated a 3.43% return during the second quarter. Additionally, defaulted securities generated an 8.29% return during the second quarter. The Fund held no defaulted loans during the six-month period. The Fund was also underweight utilities and publishing by more than 1%, which were two of the strongest performing industries. At the end of the six-month period, the Fund held 43.89% BBs, 46.21% Bs, 2.58% CCCs and 0% unrated securities compared to the index weightings of 36.4% BBs, 46.93% Bs and 5.63% CCCs.

Period Ended 9-30-14	6-Months
I-Share	0.32%
N-Share	0.29%
S&P/LSTA Leveraged Loan Index	0.91%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

In the six-month period ended September 30, 2014, the DoubleLine Shiller Enhanced CAPE® returned 7.39% and the S&P 500® Index returned 6.42%. The DoubleLine Shiller Enhanced CAPE® performance was due to a 6.05% return from exposure to the Shiller Barclays CAPE® U.S. Sector Total Return Index and a 1.34% return from the fixed income portfolio. Hence the key driver of outperformance was the fixed income portfolio. The Shiller Barclays CAPE® U.S. Sector Total Return Index was exposed to the healthcare, industrials, technology and energy sectors throughout the six-month period. All four of these sectors contributed positively to return with technology contributing the largest amount (2.58%) and industrials contributing the least (0.36%). The fixed income collateral pool was primarily driven by a rally in emerging market debt and mortgage backed securities. The worst performing sector of the bond market was the high yield sector as new issuance was in excess of investor demand.

Period Ended 9-30-14	6-Months
I-Share	7.39%
N-Share	7.27%
S&P 500® Index	6.42%
Shiller Barclays CAPE® U.S. Sector Total Return Index	6.14%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Flexible Income Fund

The DoubleLine Flexible Income Fund outperformed the 3-month LIBOR for the period since inception to September 30, 2014. Non-Agency MBS were the largest driver of this outperformance, and held strong when other credit products saw weakness during the second half of the period. At roughly 30%, the Fund’s allocation to non-Agency MBS is the largest within the Fund. Other than UST, EM has been one of the strongest fixed income performers during the reporting period as “taper tantrum” related fears abated. This was very accretive to Fund performance, as these positions make up the second largest allocation and were the second best performer since the inception of the Fund. CLOs also positively contributed to performance, though we did see some spread widening as the measurement period ended.

10	DoubleLine Funds Trust

(Unaudited) September 30, 2014

Similar weakness was seen in both the Bank Loan and High Yield markets, as ETFs and mutual funds alike saw significant outflows. Allocations to CMBS saw spreads continue to move tighter as average lives fell, and contributed decent interest income.

Period 4-7-14 through 9-30-2014	Since Inception
I-Share	2.02%
N-Share	1.93%
LIBOR USD 3 Month	0.11%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

The DoubleLine Low Duration Emerging Markets Fixed Income Fund outperformed the JP Morgan Corporate EMBI Broad Diversified Maturity 1-3 Year Index over the period from inception to September 30, 2014. In part, outperformance was led by the Fund’s zero exposure to Russia and Ukraine credits. Corporate bonds domiciled in Russia and Ukraine underperformed over the period as the ongoing conflict on Ukraine’s eastern border has stifled growth in both countries. The Fund’s overweight allocation, relative to the index, to below investment grade credits also benefited performance due to its higher interest accrual over the period.

Period 4-7-14 through 9-30-14	Since Inception
I-Share	2.85%
N-Share	2.74%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	0.92%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2014 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could lose more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

ABX Index—This index consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The

Semi-Annual Report	September 30, 2014	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2014

ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Credit Index—This index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The US Credit Index was called the US Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Basis Point—A basis point (bps) equals to 0.01%.

Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

CAC—CAC refers to the CAC 40 Index which is a French stock market index. It tracks 40 of the largest French stocks on the Paris Bourse, or stock exchange. CAC stands for the Cotation Assistée en Continu.

Cash Flow—A measure of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Deutsche Borse AG German Stock Index (DAX)—DAX is the Deutscher Aktien-Index, or the German stock index, which represents 30 of the largest and most liquid German companies that trade on the Frankfurt Exchange.

Discount Margin (DM)—The amount of return on a floating rate security based on the spread between the price of the security at a given time and the reference rate.

Developed Markets—The Developed Markets, as defined by JP Morgan, are Australia, Canada, France, Germany, Italy, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom, and the United States.

Dow Jones Industrial Average Index (DJIA)—Invented back in 1896, the Dow Jones Industrial Average Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the Nasdaq.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Financial Times Stock Exchange Milano Italia Borsa (FTSEMIB)—The benchmark stock market index for the Borsa Italiana, the Italian national stock exchange, which superseded the MIB-30 in September 2004. The index consists of the 40 most-traded stock classes on the exchange.

FTSE—FTSE is the Financial Times Stock Exchange, which is similar to Standard & Poor’s in the U.S., and specializes in index calculation. They are best known for the FTSE 100 Index which includes blue-chip stocks on the London Stock Exchange.

Hang Seng Index (HSI)—A free-float capitalization-weighted index of a selection of companies from the Stock Exchange of Hong Kong. The components of the index are divided into four subindices: Commerce and Industry, Finance, Utilities, and Properties.

Indice Bursatil Espanol (IBEX)—The official index of the Spanish Continuous Market. The index is comprised of the 35 most liquid stocks traded on the Continuous market. It is calculated, supervised and published by the Sociedad de Bolsas.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

JP Morgan Government Bond Index Emerging Markets Broad Diversified (GBI-EM) - The first comprehensive, global local Emerging Markets index consisting of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The MSCI All Country World Index is a market- capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

NASDAQ—The NASDAQ, or National Association of Securities Dealers Automated Quotation, is an electronic trading system that provides price quotations to market participants on the more actively traded common stock issues; approximately 4000 common stock issues are included in the system.

NASDAQ Composite Index—This index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The Index includes over 3,000 securities, more than most other stock market indices. The NASDAQ Composite Index is calculated under a market capitalization weighted methodology index.

Nikkei—The Nikkei is short for Japan’s Nikkei 225 Stock Average, which is the leading index of Japanese stocks. This index is price-weighted and comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Russell 2000® Index—A subset of the Russell 3000 Index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Shanghai Stock Exchange Composite Index (SHCOMP)—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

12	DoubleLine Funds Trust

(Unaudited) September 30, 2014

Shiller Barclays CAPE® US Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500 ® Index—The Standard & Poor’s U.S. 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P/Case-Shiller 20-City Composite Home Price Index—This index measures the value of residential real estate in 20 metropolitan areas of the U.S. It is included in the S&P/Case-Shiller Home Price Index Series which seeks to measure changes in the total value of all existing single-family housing stock.

Standard & Poor’s Goldman Sachs Commodity Index (GSCI)—Standard & Poor’s Goldman Sachs Commodity Index, or GSCI, is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The GSCI Excess Return index is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Semi-Annual Report	September 30, 2014	13

DoubleLine Funds’ Standardized Performance Summary	(Unaudited) September 30, 2014

As of September 30, 2014

DBLTX/DLTNX
Total Return Bond Fund Returns as of September 30, 2014	1 Year	3 Year Annualized	Since Inception Annualized (4-6-10 to 9-30-14)	Gross Expense Ratio
I-share (DBLTX)	4.99%	4.96%	8.92%	0.47%
N-share (DLTNX)	4.72%	4.68%	8.65%	0.72%
Barclays U.S. Aggregate Index	3.96%	2.43%	4.27%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Returns as of September 30, 2014	1 Year	3 Year Annualized	Since Inception Annualized (4-6-10 to 9-30-14)	Gross Expense Ratio
I-share (DBLEX)	11.86%	7.92%	7.41%	0.92%
N-share (DLENX)	11.68%	7.66%	7.17%	1.17%
JP Morgan Emerging Markets Bond Global Diversified Index	9.67%	7.95%	7.55%
DBLFX/DLFNX
Core Fixed Income Fund Returns as of September 30, 2014	1 Year	3 Year Annualized	Since Inception Annualized (6-1-10 to 9-30-14)	Gross Expense Ratio
I-share (DBLFX)	6.24%	4.70%	7.19%	0.52%
N-share (DLFNX)	5.97%	4.48%	6.94%	0.77%
Barclays U.S. Aggregate Index	3.96%	2.43%	3.84%
DMLIX/DMLAX
Multi-Asset Growth Fund Returns as of September 30, 2014	1 Year	3 Year Annualized	Since Inception Annualized (12-20-10 to 9-30-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	3.58%	2.80%	2.69%	1.68%	1.55%
A-share (DLMAX)				1.93%	1.80%
A-share (No Load)	3.32%	2.56%	2.42%
A-share (With Load)	-1.08%	1.09%	1.25%
Blended Benchmark**	4.00%	5.67%	4.53%
S&P 500® TR	19.73%	22.99%	15.34%
DBLSX/DLSNX
Low Duration Bond Fund Returns as of September 30, 2014	1 Year		Since Inception Annualized (9-30-11 to 9-30-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLSX)	2.13%		2.61%	0.49%	0.48%
N-share (DLSNX)	1.88%		2.35%	0.74%	0.73%
BofA/Merrill Lynch 1-3 Year Treasury	0.50%		0.48%
DBFRX/DLFRX
Floating Rate Fund Returns as of September 30, 2014	1 Year		Since Inception Annualized (2-1-13 to 9-30-14)	Gross Expense Ratio
I-share (DBFRX)	2.37%		2.52%	0.75%
N-share (DLFRX)	2.10%		2.42%	1.00%
S&P LSTA Leveraged Loan Index	3.85%		3.82%
DSEEX/DSENX
Shiller Enhanced CAPE® Returns as of September 30, 2014			Since Inception (10-31-13 to 3-31-14)	Gross Expense Ratio	Net Expense Ratio***	Expense Cap***
I-share (DSEEX)			15.80%	1.38%	0.99%	0.65%
N-share (DSENX)			15.57%	1.63%	1.24%	0.90%
Shiller Barclays CAPE® U.S. Sector Total Return USD Index			13.26%
S&P 500®			14.47%

14	DoubleLine Funds Trust

(Unaudited) September 30, 2014

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1- year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

*The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2015.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% Barclays Cap Agg, 25% MSCI AC World Index & 15% SP GS Com TR

***The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the DoubleLine Shiller Enhanced CAPE® Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.65% for Class I shares and 0.90% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least July 31, 2015, except that they may be terminated by the Board of Trustees at any time.

Mutual Fund Investing involves risk. Principal loss is possible.

Semi-Annual Report	September 30, 2014	15

Schedule of Investments DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.1%

	Nelnet Student Loan Trust,
$33,850,000	Series 2007-2A-B1	1.40%	#^	09/25/2035	32,461,507

	Total Asset Backed Obligations (Cost $32,707,562)				32,461,507

COLLATERALIZED LOAN OBLIGATIONS 4.0%

	Adams Mill Ltd.,
10,000,000	Series 2014-1A-C1	3.20%	#^	07/15/2026	9,870,074

	ALM Loan Funding,
3,750,000	Series 2012-6A-C	4.98%	#^	06/14/2023	3,758,364
20,000,000	Series 2012-7A-A1	1.65%	#^	10/19/2024	19,976,565

	Apidos Ltd.,
1,500,000	Series 2006-4A-D	1.74%	#^	10/27/2018	1,440,015
32,171,867	Series 2007-5A-A18	0.46%	#^	04/15/2021	32,020,890
20,000,000	Series 2013-16A-A1	1.68%	#^	01/19/2025	19,993,979
5,500,000	Series 2014-18A-B	3.03%	#^	07/22/2026	5,428,609

	ARES Ltd.,
25,000,000	Series 2013-1A-B	1.98%	#^	04/15/2025	24,210,699
6,500,000	Series 2013-1A-D	3.98%	#^	04/15/2025	6,293,955

	Atrium Corporation,
12,108,969	Series 5A-A2A	0.45%	#^	07/20/2020	12,081,133

	Avery Point Ltd.,
3,950,000	Series 2013-2A-D	3.68%	#^	07/17/2025	3,772,078
5,000,000	Series 2014-1A-A	1.75%	#^	04/25/2026	5,002,815
4,250,000	Series 2014-1A-D	3.73%	#^	04/25/2026	4,043,721

	Babson Ltd.,
2,446,615	Series 2005-3A-A	0.48%	#^	11/10/2019	2,441,389
4,750,000	Series 2014-IIA-C	3.17%	#^	10/17/2026	4,699,899
3,750,000	Series 2014-IIA-D	3.87%	#^	10/17/2026	3,598,293

	Birchwood Park Ltd.,
5,000,000	Series 2014-1A-C2	3.38%	#^	07/15/2026	5,018,802
6,500,000	Series 2014-1A-D2	1.43%	#^	07/15/2026	6,491,727

	Black Diamond Ltd.,
1,844,796	Series 2005-1A-A1	0.50%	#^	06/20/2017	1,842,041

	BlackRock Senior Income,
1,716,165	Series 2006-4A-A	0.47%	#^	04/20/2019	1,700,056

	BlueMountain Ltd.,
25,000,000	Series 2012-2A-A1	1.65%	#^	11/20/2024	24,994,407
19,000,000	Series 2012-2A-B1	2.29%	#^	11/20/2024	18,931,064
16,150,000	Series 2012-2A-C	2.98%	#^	11/20/2024	16,061,161

	BMI Trust,
94,859,914	Series 2013-1AR-A1R	1.17%	#^	08/01/2021	94,308,597

	Bridgeport Ltd.,
922,213	Series 2006-1A-A1	0.48%	#^	07/21/2020	917,275

	Brookside Mill Ltd.,
17,000,000	Series 2013-1A-C1	2.93%	#^	04/17/2025	16,663,092

	Canyon Capital Ltd.,
9,500,000	Series 2012-1A-B1	2.18%	#^	01/15/2024	9,270,175

	Carlyle Global Market Strategies Ltd.,
17,000,000	Series 2014-3A-B	3.38%	#^	07/27/2026	16,982,810
2,500,000	Series 2014-3A-C2	4.43%	#^	07/27/2026	2,491,604

	Carlyle High Yield Partners Ltd.,
1,750,000	Series 2006-8A-B	0.61%	#^	05/21/2021	1,688,092

	Cent Ltd.,
3,000,000	Series 2005-10A-D	1.98%	#^	12/15/2017	2,912,664
15,067,373	Series 2006-11A-A1	0.49%	#^	04/25/2019	14,890,383
1,735,930	Series 2007-14A-A1	0.47%	#^	04/15/2021	1,697,336
14,637,311	Series 2007-14A-A2A	0.46%	#^	04/15/2021	14,384,532
6,250,000	Series 2014-22A-B	3.43%	#^	11/07/2026	6,250,000
7,250,000	Series 2014-22A-C	3.98%	#^	11/07/2026	6,917,950

	Chatham Light Ltd.,
2,250,366	Series 2005-2A-A1	0.49%	#^	08/03/2019	2,249,008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Covenant Credit Partners Ltd.,
$5,000,000	Series 2014-1A-A	1.71%	#^	07/20/2026	4,983,559

	Crown Point Ltd.,
10,500,000	Series 2012-1A-A1LB	1.73%	#^	11/21/2022	10,492,557

	Dryden Leveraged Loan,
5,000,000	Series 2006-11A-C1	1.83%	#^	04/12/2020	4,851,952

	Dryden Senior Loan Fund,
4,000,000	Series 2012-24A-D	4.98%	#^	11/15/2023	4,009,129
10,000,000	Series 2012-25A-B1	2.48%	#^	01/15/2025	10,007,449

	Flatiron Ltd.,
18,100,000	Series 2013-1A-A1	1.63%	#^	01/17/2026	18,074,326
3,000,000	Series 2014-1A-B	3.09%	#^	07/17/2026	2,960,904
6,750,000	Series 2014-1A-C	3.54%	#^	07/17/2026	6,372,704

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.41%	#^	01/19/2025	9,748,581
10,000,000	Series 2013-1A-B	2.13%	#^	01/19/2025	9,724,906

	Galaxy Ltd.,
2,000,000	Series 2006-6X-B	0.63%	#	06/13/2018	1,990,621
2,000,000	Series 2013-15A-A	1.48%	#^	04/15/2025	1,986,081
13,000,000	Series 2013-15A-B	2.08%	#^	04/15/2025	12,744,750
13,100,000	Series 2013-15A-C	2.83%	#^	04/15/2025	12,784,539
6,125,000	Series 2013-15A-D	3.63%	#^	04/15/2025	5,853,420

	GLG Ore Hill Ltd.,
37,000,000	Series 2013-1A-A	1.35%	#^	07/15/2025	36,400,286

	Halcyon Loan Advisors Funding Ltd.,
6,500,000	Series 2014-2A-C	3.73%	#^	04/28/2025	6,074,180
1,750,000	Series 2014-2A-D	5.23%	#^	04/28/2025	1,588,986
5,000,000	Series 2014-3A-D	3.88%	#^	10/22/2025	4,695,000

	ICE Global Credit Ltd.,
30,000,000	Series 2013-1A-A1	1.98%	#^	04/20/2024	29,706,000
25,000,000	Series 2013-1A-B2	2.78%	#^	04/20/2024	23,897,500

	ING Ltd.,
22,691,224	Series 2007-5A-A1A	0.47%	#^	05/01/2022	22,540,620
4,250,000	Series 2013-3A-B	2.93%	#^	01/18/2026	4,162,608

	Jamestown Ltd.,
50,000,000	Series 2013-3A-A1A	1.68%	#^	01/15/2026	49,817,063
15,000,000	Series 2014-4A-A1A	1.73%	#^	07/15/2026	14,989,585

	Kingsland Ltd.,
500,000	Series 2005-1A-C2	6.13%	^	06/13/2019	502,538

	KKR Financial Corporation,
1,833,790	Series 2006-1A-A1	0.51%	#^	08/25/2018	1,832,091

	KVK Ltd.,
20,000,000	Series 2013-1A-A	1.63%	#^	04/14/2025	19,926,464

	LCM LP,
3,650,000	Series 11A-D2	4.18%	#^	04/19/2022	3,658,231
20,000,000	Series 12A-A	1.70%	#^	10/19/2022	20,004,996
12,600,000	Series 13A-C	3.13%	#^	01/19/2023	12,579,231
7,825,000	Series 14A-D	3.73%	#^	07/15/2025	7,487,479
21,000,000	Series 16A-A	1.76%	#^	07/15/2026	21,051,931
2,750,000	Series 16A-D	3.86%	#^	07/15/2026	2,634,373

	Limerock Ltd.,
7,000,000	Series 2014-2A-A	1.73%	#^	04/18/2026	6,998,988

	Madison Park Funding Ltd.,
1,000,000	Series 2012-9X-C1	3.83%	#	08/15/2022	1,001,223
3,000,000	Series 2014-14A-C1	3.33%	#^	07/20/2026	2,993,298

	Marathon Ltd.,
4,000,000	Series 2012-6A-A	1.73%	#^	09/15/2023	4,001,980
17,000,000	Series 2013-5A-A2A	2.58%	#^	02/21/2025	16,871,797

	Marea Ltd.,
2,000,000	Series 2012-1A-D	4.78%	#^	10/16/2023	2,003,965

	Mountain Capital Ltd.,
2,778,938	Series 2007-6A-A	0.47%	#^	04/25/2019	2,756,888

	Nautique Funding Ltd.,
2,000,000	Series 2006-1A-C	1.93%	#^	04/15/2020	1,922,781

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	NOB Hill Ltd.,
$902,520	Series 2006-1X-A1	0.48%	#	08/15/2018	902,177

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.18%	#^	01/15/2025	8,818,045
3,500,000	Series 2013-1A-C	3.73%	#^	01/15/2025	3,339,204

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	1.65%	#^	01/18/2024	29,966,923
16,660,000	Series 2013-10-A1	1.64%	#^	11/04/2025	16,560,238

	Oak Hill Credit Partners,
29,000,000	Series 2012-7A-A	1.65%	#^	11/20/2023	28,961,605
18,000,000	Series 2012-7A-B1	2.48%	#^	11/20/2023	18,022,248

	OCP Ltd.,
9,000,000	Series 2012-2A-A2	1.71%	#^	11/22/2023	9,004,268
2,024,348	Series 2012-2A-X2	1.71%	#^	11/22/2023	2,027,541
10,000,000	Series 2013-3A-B	2.98%	#^	01/17/2025	9,780,121

	Octagon Investment Partners Ltd.,
13,500,000	Series 2014-1A-B	3.43%	#^	11/14/2026	13,500,000
5,500,000	Series 2014-1A-C	3.88%	#^	11/14/2026	5,266,580

	OHA Intrepid Leverage Loan Fund Ltd.,
10,000,000	Series 2011-1AR-DR	3.28%	#^	04/20/2021	10,008,401

	OZLM Funding Ltd.,
9,000,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	9,001,465

	OZLM Ltd.,
6,700,000	Series 2014-6A-A1	1.73%	#^	04/17/2026	6,700,477

	Race Point Ltd.,
25,000,000	Series 2012-7A-A	1.64%	#^	11/08/2024	24,958,275
24,000,000	Series 2012-7A-B	2.47%	#^	11/08/2024	23,970,732
5,500,000	Series 2013-8A-B	2.13%	#^	02/20/2025	5,402,178

	Saturn Ltd.,
3,200,000	Series 2007-1A-D	4.23%	#^	05/13/2022	2,980,987

	Sound Harbor Loan Fund Ltd.,
25,000,000	Series 2014-1A-A1	1.73%	#^	10/30/2026	24,850,000

	Steele Creek Ltd.,
22,000,000	Series 2014-1A-A1	1.83%	#^	08/21/2026	21,999,388

	Symphony Ltd.,
25,000,000	Series 2013-11A-B1	2.43%	#^	01/17/2025	24,983,011

	Thacher Park Ltd.,
2,000,000	Series 2014-1A-C	3.28%	#^	10/20/2026	2,000,000
4,500,000	Series 2014-1A-D1	3.76%	#^	10/20/2026	4,306,500

	Venture Ltd.,
17,000,000	Series 2014-17A-A	1.76%	#^	07/15/2026	16,968,283
3,250,000	Series 2014-17A-B2	2.38%	#^	07/15/2026	3,187,410

	Washington Mill Ltd.,
20,000,000	Series 2014-1A-A1	1.73%	#^	04/20/2026	19,976,984
5,000,000	Series 2014-1A-B1	2.28%	#^	04/20/2026	4,888,480
4,750,000	Series 2014-1A-C	3.23%	#^	04/20/2026	4,732,468

	Westwood Ltd.,
13,943,376	Series 2006-1X-A1	0.47%	#	03/25/2021	13,797,999
25,838,551	Series 2007-2A-A1	0.45%	#^	04/25/2022	25,602,962

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.09%	#^	05/01/2018	1,991,870
50,000,000	Series 2012-1A-A1L	1.64%	#^	02/03/2025	49,922,170

	Wind River Ltd.,
59,000,000	Series 2012-1A-A	1.63%	#^	01/15/2024	58,871,444
18,000,000	Series 2012-1A-B1	2.33%	#^	01/15/2024	17,641,244
13,750,000	Series 2012-1A-C1	3.28%	#^	01/15/2024	13,655,787

	Zais Ltd.,
30,000,000	Series 2014-2A-A1A	1.73%	#^	07/25/2026	29,844,000

	Total Collateralized Loan Obligations (Cost $1,435,313,075)				1,432,372,279

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 5.8%

	BAMLL Commercial Mortgage Securities Trust,
$8,350,000	Series 2014-IP-E	2.81%	#^	06/15/2028	8,244,544

	Banc of America Commercial Mortgage Trust,
2,096,000	Series 2005-3-AM	4.73%		07/10/2043	2,137,607
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	21,276,751
18,915,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	19,911,064
11,700,000	Series 2007-2-AM	5.79%	#	04/10/2049	12,780,501
59,298,515	Series 2007-5-AM	5.77%	#	02/10/2051	63,589,000
250,429,814	Series 2007-5-XW	0.30%	#^ I/O	02/10/2051	2,377,831

	Bear Stearns Commercial Mortgage Securities, Inc.,
392,469	Series 2004-PWR4-A3	5.47%	#	06/11/2041	392,451
12,500,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	12,726,937
4,848,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	5,024,295
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	20,682,428
28,000,000	Series 2007-PW16-AM	5.71%	#	06/11/2040	30,730,504
12,815,000	Series 2007-PW17-AMFL	0.84%	#^	06/11/2050	12,649,129
4,500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	4,556,198

	Boca Hotel Portfolio Trust,
9,500,000	Series 2013-BOCA-E	3.90%	#^	08/15/2026	9,519,931

	CD Commercial Mortgage Trust,
1,476,583	Series 2006-CD2-AAB	5.51%	#	01/15/2046	1,485,320
45,625,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	47,965,927
93,640,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	98,349,858
1,984,989	Series 2007-CD4-ASB	5.28%		12/11/2049	2,006,480
452,790,271	Series 2007-CD5-XP	0.30%	#^ I/O	11/15/2044	114,103

	CGBAM Commercial Mortgage Trust,
20,000,000	Series 2013-BREH-E	4.50%	#^	05/15/2030	20,055,620

	Citigroup Commercial Mortgage Trust,
14,503,000	Series 2005-C3-AM	4.83%	#	05/15/2043	14,757,948
14,140,000	Series 2007-C6-AM	5.71%	#	12/10/2049	15,366,334
11,250,000	Series 2008-C7-AM	6.13%	#	12/10/2049	12,414,932
299,838,868	Series 2012-GC8-XA	2.22%	#^ I/O	09/10/2045	31,408,271

	COBALT Commercial Mortgage Trust,
17,400,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	17,777,093
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	24,706,966

	Commercial Mortgage Pass-Through Certificates,
94,105,916	Series 2002-LC4-XA	2.47%	#^ I/O	12/10/2044	11,546,561
4,700,000	Series 2006-C8-AM	5.35%		12/10/2046	5,072,968
8,494,191	Series 2007-C9-AJFL	0.84%	#^	12/10/2049	8,097,916
39,726,590	Series 2012-CR2-XA	2.08%	# I/O	08/15/2045	4,078,650
186,851,342	Series 2012-CR3-XA	2.34%	# I/O	10/15/2045	21,666,254
16,764,730	Series 2012-MVP-A	2.09%	#^	11/17/2026	16,835,167
3,500,000	Series 2012-MVP-B	1.75%	#^	11/17/2026	3,506,559
3,200,000	Series 2012-MVP-C	2.30%	#^	11/17/2026	3,207,502
84,444,565	Series 2012-MVP-XACP	1.96%	#^ I/O	12/17/2014	344,872
70,506,326	Series 2012-MVP-XBCP	1.58%	#^ I/O	12/17/2014	232,671
3,835,376	Series 2013-FL3-RRI2	4.40%	#^	10/13/2028	3,838,170
3,550,000	Series 2014-CR15-D	4.77%	#^	02/10/2047	3,408,935
9,850,000	Series 2014-CR19-C	4.72%	#	08/10/2047	10,067,719
4,400,000	Series 2014-KY0-E	2.50%	#^	06/11/2027	4,407,359
3,850,000	Series 2014-KY0-F	3.65%	#^	06/11/2027	3,846,912

	Credit Suisse First Boston Mortgage Securities Corporation,
2,120,105	Series 1998-C2-F	6.75%	#^	11/15/2030	2,189,685
208,593	Series 2001-CF2-G	6.93%	^	02/15/2034	208,837
7,675,000	Series 2005-C6-AM	5.23%	#	12/15/2040	7,989,399

	Credit Suisse Mortgage Capital Certificates,
4,750,000	Series 2006-C3-AJ	6.00%	#	06/15/2038	4,868,332
2,385,663	Series 2006-C3-AM	6.00%	#	06/15/2038	2,551,607
6,500,000	Series 2006-C4-AM	5.51%		09/15/2039	6,965,940
51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	54,939,655
5,164,000	Series 2007-C2-AM	5.62%	#	01/15/2049	5,598,016
28,850,000	Series 2007-C4-A1AM	6.10%	#	09/15/2039	31,331,879
3,874,709	Series 2007-TFLA-G	0.52%	#^	02/15/2022	3,878,868
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	17,957,610
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,308,046
5,150,000	Series 2010-RR2-3B	5.34%	#^	12/15/2043	5,509,192
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/16/2043	10,697,460
150,822,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	7,405,375

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	17

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	DBRR Trust,
$14,554,963	Series 2011-C32-A3B	5.93%	#^	06/17/2049	15,512,010

	DBUBS Mortgage Trust,
198,056,525	Series 2011-LC2A-XA	1.42%	#^ I/O	07/10/2044	9,636,242

	Del Coronado Trust,
8,000,000	Series 2013-HDC-D	2.10%	#^	03/15/2026	7,983,660
9,550,000	Series 2013-HDC-E	2.80%	#^	03/15/2026	9,503,119
5,500,000	Series 2013-HDMZ-M	5.15%	#^	03/15/2018	5,542,906

	Extended Stay America Trust,
3,500,000	Series 2013-ESFL-DFL	3.30%	#^	12/05/2031	3,507,037
8,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	7,941,023

	GE Capital Commercial Mortgage Corporation,
11,781,000	Series 2005-C2-B	5.11%	#	05/10/2043	12,005,752

	Greenwich Capital Commercial Funding Corporation,
20,540,000	Series 2005-GG5-AM	5.28%	#	04/10/2037	21,304,879
15,265,000	Series 2006-GG7-AJ	5.82%	#	07/10/2038	15,890,117
7,000,000	Series 2006-GG7-AM	5.82%	#	07/10/2038	7,482,835
23,350,000	Series 2007-GG11-AJ	6.05%	#	12/10/2049	24,413,476
8,350,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	9,129,978
53,944,500	Series 2007-GG9-AM	5.48%		03/10/2039	57,144,973
21,460,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	22,910,374

	GS Mortgage Securities Corporation,
12,100,000	Series 2006-GG6-AJ	5.52%	#	04/10/2038	12,501,018
9,055,000	Series 2006-GG6-AM	5.55%	#	04/10/2038	9,512,527
145,703,180	Series 2006-GG6-XC	0.00%	#^ I/O	04/10/2038	73,143
63,064,000	Series 2006-GG8-AJ	5.62%		11/10/2039	64,828,846
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	26,924,100
31,945,201	Series 2011-GC3-X	0.97%	#^ I/O	03/10/2044	1,003,271
114,020,532	Series 2012-GC6-XA	2.13%	#^ I/O	01/10/2045	12,612,780
2,242,992	Series 2012-GCJ7-A1	1.14%		05/10/2045	2,252,667

	JP Morgan Chase Commercial Mortgage Securities Corporation,
368,703	Series 2001-CIB2-C	6.74%	#	04/15/2035	370,030
11,480,945	Series 2004-CBX-X1	0.61%	#^ I/O	01/12/2037	46,762
515,487	Series 2004-LN2-A2	5.12%		07/15/2041	519,211
4,260,000	Series 2004-LN2-D	5.30%	#	07/15/2041	3,949,693
20,580,000	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	21,084,848
85,173,717	Series 2005-LDP4-X1	0.25%	#^ I/O	10/15/2042	172,647
9,704,000	Series 2006-LDP7-AM	5.86%	#	04/15/2045	10,420,888
129,259,698	Series 2006-LDP8-X	0.54%	# I/O	05/15/2045	1,152,609
25,869,685	Series 2006-LDP9-AM	5.37%		05/15/2047	26,942,216
5,891,280	Series 2007-C1-ASB	5.86%		02/15/2051	6,226,235
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	25,870,284
165,200,028	Series 2007-CB18-X	0.26%	# I/O	06/12/2047	993,017
18,000,000	Series 2007-CB20-AM	5.88%	#	02/12/2051	20,007,495
1,109,980,872	Series 2007-CB20-X1	0.31%	#^ I/O	02/12/2051	9,564,705
22,100,000	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	23,751,710
34,390,000	Series 2007-LD12-AM	6.00%	#	02/15/2051	37,927,166
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	11,943,145
4,044,738	Series 2011-CCHP-B	3.50%	#^	07/15/2028	4,048,546
2,377,340	Series 2011-PLSD-A1	2.19%	^	11/13/2044	2,412,071
222,114,512	Series 2012-C6-XA	2.11%	# I/O	05/15/2045	20,699,185
472,015,620	Series 2012-C8-XA	2.29%	# I/O	10/15/2045	49,786,792
164,528,893	Series 2012-CBX-XA	1.93%	# I/O	06/15/2045	13,565,160
20,000,000	Series 2013-ALC-A	1.65%	#^	07/17/2026	20,046,330
7,760,714	Series 2013-FL3-A1	0.95%	#^	04/15/2028	7,761,960
3,267,671	Series 2013-FL3-A2	0.85%	#^	04/15/2028	3,266,863
5,425,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	5,554,544
6,725,000	Series 2014-INN-C	1.85%	#^	06/15/2029	6,719,489
7,250,000	Series 2014-INN-D	2.50%	#^	06/15/2029	7,229,055

	JPMBB Commercial Mortgage Securities Trust,
3,396,000	Series 2014-C21-C	4.82%	#	08/15/2047	3,457,831

	LB Commercial Mortgage Trust,
7,550,000	Series 2007-C3-AMFL	6.10%	#^	07/15/2044	8,367,159

	LB-UBS Commercial Mortgage Trust,
212,543	Series 2004-C7-B	4.84%	#	10/15/2036	212,817
4,150,000	Series 2005-C3-AM	4.79%		07/15/2040	4,232,753
20,600,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	21,355,175
156,783,905	Series 2006-C7-XCL	0.85%	#^ I/O	11/15/2038	1,908,374
51,550,000	Series 2007-C1-AJ	5.48%		02/15/2040	53,370,849
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	41,381,330
48,739,000	Series 2007-C2-AM	5.49%	#	02/15/2040	51,903,721

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch Mortgage Investors Trust,
$156,771,464	Series 1998-C1-IO	0.66%	# I/O	11/15/2026	2,812,480

	Merrill Lynch Mortgage Trust,
9,912,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	10,107,767

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
852,133	Series 2006-4-A2FL	0.27%	#	12/12/2049	852,012
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	45,174,955

	Morgan Stanley Bank of America Merrill Lynch Trust,
1,175,000	Series 2014-C14-D	5.00%	#^	02/15/2047	1,118,390
11,700,000	Series 2014-C18-C	4.49%		10/15/2047	11,533,604

	Morgan Stanley Capital, Inc.,
311,483,343	Series 2006-HQ10-X1	0.51%	#^ I/O	11/12/2041	2,893,369
10,650,000	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	11,044,929
20,811,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	21,847,502
4,273,021	Series 2007-HQ12-A2FL	0.40%	#	04/12/2049	4,257,189
8,546,042	Series 2007-HQ12-A2FX	5.59%	#	04/12/2049	8,666,246
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,713,611
13,400,748	Series 2007-XLF9-J	2.25%	#^	12/15/2020	13,350,649
5,349,434	Series 2008-T29-AAB	6.28%	#	01/11/2043	5,473,343
2,575,000	Series 2014-CPT-E	3.45%	#^	07/13/2029	2,544,687
2,325,000	Series 2014-CPT-F	3.45%	#^	07/13/2029	2,206,660

	Morgan Stanley Re-Remic Trust,
48,500,000	Series 2013-AJ-AJA	0.50%	^	12/17/2049	43,790,650

	Multi Security Asset Trust,
1,069,390	Series 2005-RR4A-A3	5.00%	^	11/28/2035	1,090,778

	TIAA Seasoned Commercial Mortgage Trust,
16,746,000	Series 2007-C4-AJ	5.57%	#	08/15/2039	17,443,839

	UBS-Barclays Commercial Mortgage Trust,
106,267,252	Series 2012-C3-XA	2.14%	#^ I/O	08/10/2049	12,203,784

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.50%	#	12/15/2044	6,093,401
46,710,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	47,863,947
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	20,999,745
10,000,000	Series 2007-30-AMFL	0.35%	#^	12/15/2043	9,723,135
31,858,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	32,895,073
9,680,000	Series 2007-C30-AM	5.38%		12/15/2043	10,371,162
20,516,700	Series 2007-C33-AJ	6.14%	#	02/15/2051	21,462,684
9,250,000	Series 2007-C33-AM	6.14%	#	02/15/2051	10,117,021

	WF-RBS Commercial Mortgage Trust,
85,954,679	Series 2011-C4-XA	0.89%	#^ I/O	06/15/2044	2,179,123
115,627,798	Series 2012-C6-XA	2.61%	#^ I/O	04/15/2045	12,968,236
135,611,537	Series 2012-C8-XA	2.37%	#^ I/O	08/15/2045	14,518,842
53,507,811	Series 2012-C9-XA	2.38%	#^ I/O	11/15/2045	6,187,108
101,791,014	Series 2014-C19-XA	1.49%	# I/O	03/15/2047	8,218,759

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,108,731,954)				2,099,130,217

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 26.4%

	ACE Securities Corporation,
16,377,748	Series 2006-HE1-A2C	0.34%	#	02/25/2036	16,139,394
1,139,762	Series 2006-NC1-A2C	0.35%	#	12/25/2035	1,139,217

	Adjustable Rate Mortgage Trust,
11,832,150	Series 2005-10-3A31	5.40%	#	01/25/2036	10,984,353
6,200,000	Series 2005-2-6M2	1.13%	#	06/25/2035	5,453,787
7,117,318	Series 2005-7-3A1	3.01%	#	10/25/2035	6,396,946
36,921,867	Series 2006-1-2A1	3.02%	#	03/25/2036	28,662,298
32,300,075	Series 2006-2-3A1	2.95%	#	05/25/2036	29,210,088
28,212,445	Series 2007-1-3A1	3.16%	#	03/25/2037	23,950,955
4,273,922	Series 2007-3-1A1	3.76%	#^	11/25/2037	3,574,170

	Aegis Asset Backed Securities Trust,
465,979	Series 2003-2-M2	2.70%	#	11/25/2033	448,800
2,319,190	Series 2004-1-M2	2.18%	#	04/25/2034	2,053,798
638,748	Series 2004-2-M2	2.10%	#	06/25/2034	428,251

	American General Mortgage Loan Trust,
12,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	12,358,794
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,515,622

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	American Home Mortgage Investment Trust,
$4,533,679	Series 2005-1-7A2	2.33%	#	06/25/2045	4,357,944
12,475,209	Series 2005-4-3A1	0.45%	#	11/25/2045	10,122,472
2,624,731	Series 2006-2-3A4	6.60%	#	06/25/2036	1,551,329
10,276,946	Series 2007-A-13A1	6.10%	#^	01/25/2037	5,678,907

	Amortizing Residential Collateral Trust,
15,318,837	Series 2002-BC7-M1	1.35%	#	10/25/2032	11,668,618

	Argent Securities, Inc.,
381,830	Series 2004-W6-M1	0.98%	#	05/25/2034	373,349

	Asset Backed Securities Corporation Home Equity Loan Trust,
5,815,740	Series 2003-HE6-M1	1.13%	#	11/25/2033	5,614,568
1,020,085	Series 2004-HE3-M2	1.83%	#	06/25/2034	885,135

	Banc of America Alternative Loan Trust,
5,434,398	Series 2005-10-4A1	5.75%		11/25/2035	5,116,980
5,580,092	Series 2005-5-2CB1	6.00%		06/25/2035	5,314,362
9,690,007	Series 2005-6-2CB2	6.00%		07/25/2035	9,157,241
4,806,733	Series 2005-6-4CB1	6.50%		07/25/2035	4,348,997
3,275,953	Series 2005-8-2CB1	6.00%		09/25/2035	3,071,219
2,942,900	Series 2006-5-CB14	6.00%	#	06/25/2046	2,523,431
5,770,304	Series 2006-6-CB3	6.00%		07/25/2046	4,818,573
19,279,573	Series 2006-7-A4	6.00%	#	10/25/2036	13,264,809
8,822,924	Series 2006-8-1A1	6.35%	# I/F I/O	11/25/2036	1,643,508
3,144,438	Series 2006-8-1A2	0.60%	#	11/25/2036	1,880,626
14,807,044	Series 2006-9-1CB1	6.00%		01/25/2037	11,682,210
2,431,548	Series 2007-2-2A1	6.00%		06/25/2037	1,958,267

	Banc of America Funding Corporation,
17,745,058	Series 2006-2-3A1	6.00%		03/25/2036	17,959,560
523,060	Series 2006-2-4A1	22.34%	# I/F	03/25/2036	745,366
2,528,264	Series 2006-2-6A2	5.50%		03/25/2036	2,584,027
14,777,520	Series 2006-3-1A1	6.00%		03/25/2036	13,982,416
2,516,614	Series 2006-3-6A1	6.30%	#	03/25/2036	2,577,397
14,696,044	Series 2006-6-1A7	6.25%		08/25/2036	14,586,177
3,399,161	Series 2006-7-T2A5	6.04%	#	10/25/2036	2,878,821
16,021,265	Series 2006-7-T2A8	5.91%	#	10/25/2036	13,461,884
3,283,997	Series 2006-8T2-A8	6.10%	#	10/25/2036	2,721,482
1,750,993	Series 2006-B-7A1	5.64%	#	03/20/2036	1,621,500
17,060,494	Series 2006-D-6A1	4.89%	#	05/20/2036	14,281,305
1,625,245	Series 2006-G-2A1	0.37%	#	07/20/2036	1,516,352
860,345	Series 2006-H-3A1	2.79%	#	09/20/2046	700,574
2,226,860	Series 2007-1-TA10	5.84%	#	01/25/2037	1,820,530
2,976,233	Series 2007-3-TA1B	5.83%	#	04/25/2037	2,518,569
4,460,142	Series 2007-5-1A1	5.50%		07/25/2037	3,840,802
5,599,337	Series 2009-R14-3A	15.79%	#^ I/F	06/26/2035	6,828,595
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,593,030
3,129,128	Series 2010-R1-3A	14.04%	#^ I/F	07/26/2036	3,203,263
100,285,506	Series 2012-R4-A	0.42%	#^	03/04/2039	98,410,719
35,467,637	Series 2012-R5-A	0.42%	#^	10/03/2039	35,295,161

	Banc of America Mortgage Securities, Inc.,
2,052,992	Series 2004-K-4A1	4.93%	#	12/25/2034	2,015,850
8,517,654	Series 2006-1-A9	6.00%		05/25/2036	7,785,468
1,198,026	Series 2007-1-2A5	5.75%		01/25/2037	1,149,230

	BCAP LLC Trust,
5,892,415	Series 2007-AA2-2A7	6.00%		04/25/2037	5,119,460
6,379,343	Series 2007-AA2-2A8	5.75%		04/25/2037	5,463,895
18,000,000	Series 2008-RR3-A1B	6.65%	#	10/25/2036	13,753,465
6,752,407	Series 2010-RR10-5A1	7.35%	#^	04/27/2037	7,417,596
11,980,036	Series 2010-RR12-3A15	6.81%	#^	08/26/2037	12,866,927
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,374,638
4,299,805	Series 2011-RR12-2A5	2.20%	#^	12/26/2036	4,301,622
8,883,826	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	8,987,542

	Bear Stearns Adjustable Rate Mortgage Trust,
16,538,049	Series 2005-12-13A1	5.46%	#	02/25/2036	15,657,233
15,732,804	Series 2006-4-4A1	5.23%	#	10/25/2046	14,707,482
14,227,173	Series 2007-1-2A1	2.78%	#	02/25/2047	11,451,010

	Bear Stearns Alt-A Trust,
5,705,933	Series 2004-11-2A3	2.43%	#	11/25/2034	5,633,576
21,558,582	Series 2006-6-2A1	4.41%	#	11/25/2036	16,766,045

	Bear Stearns Asset Backed Securities Trust,
13,149,717	Series 2004-AC4-A2	6.00%	#	08/25/2034	13,679,263
33,829,655	Series 2005-AC2-1A	5.25%	#	04/25/2035	33,294,132

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Asset Backed Securities Trust, (Cont.)
$10,727,136	Series 2005-AC2-2A1	5.25%	#	04/25/2035	11,207,299
15,697,457	Series 2005-AC7-A4	5.50%	#	10/25/2035	15,843,145
20,363,857	Series 2006-AC1-1A1	5.75%	#	02/25/2036	17,442,153
2,487,464	Series 2007-SD1-1A2A	6.00%		10/25/2036	2,065,560
1,693,327	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,448,984
6,529,637	Series 2007-SD1-23A1	4.51%	#	10/25/2036	5,407,695

	Belle Haven Ltd.,
1,131,709,881	Series 2006-1A-A1	0.48%	#^	07/05/2046	85,330,925

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,807,742

	Chase Funding Mortgage Loan Asset-Backed Certificates,
2,276,031	Series 2003-4-2M1	1.05%	#	03/25/2033	2,173,643

	Chase Mortgage Finance Trust,
15,320,745	Series 2005-A1-2A4	2.51%	#	12/25/2035	14,234,995
22,125,184	Series 2006-S2-1A9	6.25%		10/25/2036	19,894,036
12,127,088	Series 2006-S3-1A2	6.00%		11/25/2036	10,493,012
32,501,343	Series 2006-S4-A8	6.00%		12/25/2036	28,731,090
16,785,619	Series 2007-A2-6A4	2.52%	#	07/25/2037	15,286,915
6,064,718	Series 2007-S3-1A5	6.00%		05/25/2037	5,231,802
3,015,320	Series 2007-S3-2A1	5.50%		05/25/2037	2,898,810
6,511,659	Series 2007-S5-1A18	6.00%		07/25/2037	5,669,545

	ChaseFlex Trust,
631,775	Series 2006-1-A2A	5.10%	#	06/25/2036	644,369
4,503,206	Series 2006-1-A5	5.10%	#	06/25/2036	4,512,275
8,693,675	Series 2006-2-A2B	0.36%	#	09/25/2036	6,730,374
7,391,392	Series 2007-1-1A1	6.50%		02/25/2037	5,746,807
17,137,650	Series 2007-M1-2F4	4.81%	#	08/25/2037	13,998,941
17,824,679	Series 2007-M1-2F5	4.81%	#	08/25/2037	14,558,628

	Citicorp Mortgage Securities, Inc.,
17,164,043	Series 2005-1-1A4	5.50%		02/25/2035	18,259,513
3,584,990	Series 2006-7-1A1	6.00%		12/25/2036	3,521,947

	Citicorp Residential Mortgage Securities, Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	6,708,376

	Citigroup Mortgage Loan Trust, Inc.,
4,531,331	Series 2005-5-2A2	5.75%		08/25/2035	3,810,151
2,327,299	Series 2005-9-21A1	5.50%		11/25/2035	2,086,759
6,052,319	Series 2006-FX1-A6	5.85%	#	10/25/2036	5,168,971
3,060,370	Series 2006-WF1-A2D	5.51%	#	03/25/2036	2,298,571
17,879,314	Series 2006-WF2-A2D	5.70%	#	05/25/2036	12,218,813
13,168,924	Series 2007-10-1A1A	5.69%	#	04/25/2037	13,648,063
1,473,463	Series 2007-12-2A1	6.50%	^	10/25/2036	1,190,067
1,197,549	Series 2007-2-2A	6.00%		11/25/2036	1,129,108
42,168,926	Series 2007-9-1A1	5.75%	^	04/25/2047	35,614,049
2,106,543	Series 2007-9-2A2	6.50%	^	05/25/2037	1,721,866
7,560,356	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	4,698,345
64,268,434	Series 2007-WFH3-A2	0.31%	#	06/25/2037	60,947,106
20,000,000	Series 2008-AR4-1A1B	2.73%	#^	11/25/2038	18,416,850
1,731,900	Series 2010-12-3A1	4.00%	^	04/25/2037	1,764,566
1,794,216	Series 2010-2-5A1	5.50%	#^	12/25/2035	1,860,806
189,540,577	Series 2010-8-5A4	8.00%	#^	11/25/2036	167,480,215
13,295,576	Series 2010-8-5A6	4.00%	^	11/25/2036	13,740,522
151,422,916	Series 2010-8-6A4	7.18%	#^	12/25/2036	129,681,993
53,424,916	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	688,949
135,189,107	Series 2010-8-7A4	7.18%	#^	06/25/2037	120,640,839
3,218,876	Series 2011-12-1A1	3.50%	#^	04/25/2036	3,244,146
5,779,240	Series 2011-12-3A1	2.58%	#^	09/25/2047	5,780,912

	CitiMortgage Alternative Loan Trust,
8,722,122	Series 2006-A2-A2	6.00%		05/25/2036	7,764,537
7,926,501	Series 2006-A3-1A13	6.00%		07/25/2036	7,166,516
2,650,051	Series 2006-A5-2A1	5.50%		10/25/2021	2,710,328
7,042,183	Series 2006-A5-3A3	6.00%		10/25/2036	5,766,464
9,512,443	Series 2007-A1-1A5	6.00%		01/25/2037	7,966,195
4,637,945	Series 2007-A1-1A7	6.00%		01/25/2037	3,884,024
11,866,778	Series 2007-A1-1A9	5.25%	# I/F I/O	01/25/2037	1,652,680
10,537,656	Series 2007-A3-1A1	6.00%	#	03/25/2037	9,354,235
24,250,521	Series 2007-A3-1A3	5.25%	# I/F I/O	03/25/2037	3,864,612
9,503,259	Series 2007-A3-1A4	5.75%		03/25/2037	8,309,441
17,200,165	Series 2007-A4-1A3	0.48%	#	04/25/2037	12,160,379
17,200,165	Series 2007-A4-1A4	6.52%	# I/F I/O	04/25/2037	3,684,258
2,442,009	Series 2007-A5-1A11	6.00%		05/25/2037	2,198,294
1,200,309	Series 2007-A8-A1	6.00%		10/25/2037	1,058,882

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	19

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust,
$45,589,505	Series 2004-36CB-1A1	6.00%		02/25/2035	43,941,718
10,405,795	Series 2005-20CB-2A1	0.65%	#	07/25/2035	8,849,171
21,245,165	Series 2005-20CB-2A2	4.85%	# I/F I/O	07/25/2035	2,606,452
2,285,467	Series 2005-20CB-4A1	5.25%		07/25/2020	2,268,479
7,082,192	Series 2005-26CB-A11	12.77%	# I/F	07/25/2035	7,780,344
9,801,815	Series 2005-28CB-1A2	0.90%	#	08/25/2035	8,227,879
3,186,065	Series 2005-28CB-3A6	6.00%		08/25/2035	2,676,498
6,561,166	Series 2005-54CB-3A4	5.50%		11/25/2035	6,191,825
1,329,889	Series 2005-60T1-A7	34.80%	# I/F	12/25/2035	2,060,197
1,800,982	Series 2005-64CB-1A14	5.50%		12/25/2035	1,718,140
26,138,997	Series 2005-64CB-1A4	5.50%		12/25/2035	24,936,655
4,456,872	Series 2005-73CB-1A5	0.95%	#	01/25/2036	3,714,335
11,212,568	Series 2005-73CB-1A6	4.55%	# I/F I/O	01/25/2036	1,260,315
103,194,464	Series 2005-77T1-1A1	6.00%		02/25/2036	94,369,170
2,493,456	Series 2005-79CB-A5	5.50%		01/25/2036	2,238,343
5,546,573	Series 2005-85CB-2A6	21.07%	# I/F	02/25/2036	7,093,637
3,416,663	Series 2005-86CB-A5	5.50%		02/25/2036	3,067,651
6,655,538	Series 2005-J10-1A11	5.50%		10/25/2035	6,187,567
1,514,645	Series 2005-J10-1A13	0.85%	#	10/25/2035	1,231,446
709,526	Series 2005-J10-1A15	5.50%		10/25/2035	657,829
1,652,915	Series 2005-J11-1A3	5.50%		11/25/2035	1,514,204
2,033,303	Series 2005-J11-6A1	6.50%		09/25/2032	2,005,761
3,027,994	Series 2005-J13-2A5	0.63%	#	11/25/2035	2,447,313
6,055,989	Series 2005-J13-2A6	4.87%	# I/F I/O	11/25/2035	733,750
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,709,664
3,093,178	Series 2005-J1-7A1	5.50%		01/25/2020	3,137,867
2,341,683	Series 2005-J2-1A5	0.65%	#	04/25/2035	2,128,313
7,205,177	Series 2005-J2-1A6	4.85%	# I/F I/O	04/25/2035	831,175
7,076,073	Series 2006-12CB-A3	5.75%	#	05/25/2036	5,829,934
3,404,773	Series 2006-15CB-A1	6.50%		06/25/2036	2,763,238
2,616,799	Series 2006-18CB-A12	0.75%	#	07/25/2036	1,964,860
2,616,799	Series 2006-18CB-A13	5.35%	# I/F I/O	07/25/2036	404,647
13,160,815	Series 2006-19CB-A12	0.55%	#	08/25/2036	9,283,665
17,846,855	Series 2006-19CB-A13	5.45%	# I/F I/O	08/25/2036	2,849,197
2,747,776	Series 2006-19CB-A15	6.00%		08/25/2036	2,424,604
4,108,151	Series 2006-24CB-A11	5.75%		06/25/2036	3,647,936
12,024,056	Series 2006-24CB-A14	7.00%	# I/F I/O	06/25/2036	2,834,533
9,641,726	Series 2006-24CB-A22	6.00%		06/25/2036	8,704,126
10,348,469	Series 2006-24CB-A5	0.75%	#	06/25/2036	7,601,220
3,856,763	Series 2006-26CB-A17	6.25%		09/25/2036	3,370,402
4,950,484	Series 2006-26CB-A9	6.50%		09/25/2036	4,399,461
9,422,227	Series 2006-29T1-1A2	6.25%		10/25/2036	8,086,249
1,256,943	Series 2006-29T1-2A12	45.15%	# I/F	10/25/2036	2,627,193
769,904	Series 2006-29T1-2A23	32.70%	# I/F	10/25/2036	1,322,727
8,550,363	Series 2006-30T1-1A2	6.25%		11/25/2036	8,134,935
6,142,343	Series 2006-32CB-A1	0.82%	#	11/25/2036	4,517,030
10,245,428	Series 2006-32CB-A2	5.18%	# I/F I/O	11/25/2036	1,974,069
4,342,688	Series 2006-36T2-2A1	6.25%		12/25/2036	3,473,868
3,511,418	Series 2006-39CB-1A10	6.00%		01/25/2037	3,219,440
20,490,479	Series 2006-39CB-2A2	6.40%	# I/F I/O	01/25/2037	4,597,715
6,977,975	Series 2006-39CB-2A4	0.60%	#	01/25/2037	2,603,887
5,442,017	Series 2006-40T1-1A11	6.00%		01/25/2037	4,944,236
9,260,463	Series 2006-40T1-1A4	5.30%	# I/F I/O	01/25/2037	1,375,054
7,395,733	Series 2006-45T1-1A4	0.75%	#	02/25/2037	4,617,548
7,395,733	Series 2006-45T1-1A5	5.25%	# I/F I/O	02/25/2037	1,092,527
2,993,437	Series 2006-6CB-1A4	5.50%		05/25/2036	2,790,715
18,190,527	Series 2006-J1-1A3	5.50%		02/25/2036	16,917,972
8,965,437	Series 2006-J1-A10	5.50%		02/25/2036	8,338,242
3,019,434	Series 2006-J4-2A2	6.00%		07/25/2036	2,714,647
1,757,852	Series 2007-11T1-A24	38.97%	# I/F	05/25/2037	3,106,740
19,044,356	Series 2007-16CB-2A1	0.60%	#	08/25/2037	11,282,467
5,514,770	Series 2007-16CB-2A2	53.30%	# I/F	08/25/2037	12,866,503
17,081,140	Series 2007-17CB-1A10	29.19%	# I/F	08/25/2037	27,191,279
2,953,986	Series 2007-18CB-2A25	6.00%		08/25/2037	2,719,105
1,526,189	Series 2007-19-1A10	38.07%	# I/F	08/25/2037	2,665,981
48,155,992	Series 2007-19-2A1	6.50%		08/25/2037	35,221,822
8,783,557	Series 2007-21CB-2A2	27.78%	# I/F	09/25/2037	13,646,871
34,420,267	Series 2007-22-2A16	6.50%		09/25/2037	28,257,318
21,603,419	Series 2007-23CB-A3	0.65%	#	09/25/2037	15,309,285
30,659,731	Series 2007-23CB-A4	6.35%	# I/F I/O	09/25/2037	7,232,584
17,332,844	Series 2007-4CB-2A1	7.00%		03/25/2037	5,303,659
11,241,563	Series 2007-5CB-1A18	5.50%	# I/F I/O	04/25/2037	2,234,013
11,241,563	Series 2007-5CB-1A23	0.70%	#	04/25/2037	7,719,210
784,304	Series 2007-8CB-A12	39.27%	# I/F	05/25/2037	1,463,931

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$837,232	Series 2007-8CB-A8	39.15%	# I/F	05/25/2037	1,557,493
1,065,280	Series 2007-9T1-1A4	0.65%	#	05/25/2037	709,194
1,065,280	Series 2007-9T1-1A5	5.35%	# I/F I/O	05/25/2037	157,099
29,179,466	Series 2007-9T1-1A6	6.00%		05/25/2037	24,313,732
3,195,002	Series 2007-9T1-2A1	6.00%		05/25/2037	2,641,989
1,979,817	Series 2007-9T1-3A1	5.50%		05/25/2022	1,834,748
6,174,915	Series 2007-HY5R-2A1A	2.55%	#	03/25/2047	6,449,992
10,446,738	Series 2007-HY5R-2A1B	2.55%	#	03/25/2047	9,759,610

	Countrywide Asset-Backed Certificates,
3,994,855	Series 2003-BC6-M1	0.98%	#	11/25/2033	3,895,981
2,803,359	Series 2005-13-AF3	5.02%	#	04/25/2036	2,415,812
1,816,130	Series 2006-2-2A2	0.34%	#	06/25/2036	1,775,857

	Countrywide Home Loans,
3,420,597	Series 2002-32-2A6	5.00%		01/25/2018	3,484,774
5,443,008	Series 2003-60-4A1	2.60%	#	02/25/2034	5,427,784
6,327,841	Series 2004-R2-1AF1	0.57%	#^	11/25/2034	5,605,372
6,380,567	Series 2004-R2-1AS	5.82%	#^ I/O	11/25/2034	998,080
13,091,822	Series 2005-20-A5	5.50%		10/25/2035	12,902,403
9,515,020	Series 2005-20-A8	5.25%		10/25/2035	9,476,427
29,890,435	Series 2005-23-A1	5.50%		11/25/2035	28,439,434
7,554,717	Series 2005-24-A8	5.50%		11/25/2035	7,454,949
2,012,126	Series 2005-27-2A1	5.50%		12/25/2035	1,874,678
4,032,650	Series 2005-28-A7	5.25%		01/25/2019	3,808,555
43,487,020	Series 2005-HYB1-4A1	2.49%	#	03/25/2035	40,404,269
4,331,775	Series 2005-HYB8-1A1	2.47%	#	12/20/2035	3,648,909
8,353,091	Series 2005-J3-2A4	4.50%		09/25/2035	8,248,590
9,004,331	Series 2005-J4-A5	5.50%		11/25/2035	9,099,570
1,896,872	Series 2005-R1-1AF1	0.51%	#^	03/25/2035	1,705,096
1,909,748	Series 2005-R1-1AS	5.84%	#^ I/O	03/25/2035	271,009
5,353,744	Series 2006-20-1A21	6.00%		02/25/2037	5,058,603
4,293,934	Series 2006-J3-A4	5.50%		05/25/2036	4,465,225
47,161,673	Series 2007-11-A1	6.00%		08/25/2037	44,022,073
34,005,672	Series 2007-12-A9	5.75%		08/25/2037	32,794,628
16,767,073	Series 2007-13-A110	6.00%		08/25/2037	16,027,528
1,702,851	Series 2007-15-1A16	6.25%		09/25/2037	1,624,743
7,583,470	Series 2007-15-1A29	6.25%		09/25/2037	7,233,379
16,334,711	Series 2007-17-1A2	6.00%		10/25/2037	15,727,673
1,893,004	Series 2007-18-1A1	6.00%		11/25/2037	1,754,595
15,150,543	Series 2007-3-A1	6.00%		04/25/2037	14,073,279
5,835,010	Series 2007-3-A12	6.00%		04/25/2037	5,420,117
11,402,078	Series 2007-4-1A39	6.00%		05/25/2037	10,664,033
5,949,792	Series 2007-5-A2	5.75%		05/25/2037	5,840,206
22,168,867	Series 2007-7-A1	6.00%		06/25/2037	20,922,666
6,645,469	Series 2007-7-A2	5.75%		06/25/2037	6,190,454
15,258,147	Series 2007-8-1A4	6.00%		01/25/2038	14,299,096
8,007,420	Series 2007-8-1A5	5.44%		01/25/2038	7,226,472
18,591,543	Series 2007-8-1A9	6.00%	#	01/25/2038	17,354,034
3,842,666	Series 2007-9-A11	5.75%		07/25/2037	3,712,129
39,995,551	Series 2007-J1-2A1	6.00%		02/25/2037	32,558,098
1,448,140	Series 2007-J3-A1	0.65%	#	07/25/2037	1,063,442
7,240,702	Series 2007-J3-A2	5.35%	# I/F I/O	07/25/2037	847,430

	Credit Suisse First Boston Mortgage Backed Trust,
6,223,257	Series 2006-3-A4B	6.11%	#	11/25/2036	3,171,054
4,097,363	Series 2006-4-A6A	5.68%	#	12/25/2036	2,766,790
13,691,438	Series 2007-1-1A1A	5.90%	#	05/25/2037	8,215,191

	Credit Suisse First Boston Mortgage Securities Corporation,
278,082	Series 2004-AR8-2A1	2.45%	#	09/25/2034	280,041
4,814,365	Series 2005-10-5A4	5.50%		11/25/2035	4,319,352
1,429,034	Series 2005-10-5A5	5.50%		11/25/2035	1,265,026
13,166,269	Series 2005-12-7A1	7.00%		01/25/2036	6,697,431
13,445,756	Series 2005-8-3A10	5.50%		09/25/2035	13,824,751

	Credit Suisse Mortgage Capital Certificates,
4,910,730	Series 2005-1R-2A5	5.75%	^	12/26/2035	4,435,919
28,686,598	Series 2006-1-2A1	6.00%		02/25/2036	21,969,028
4,314,989	Series 2006-2-3A1	6.50%		03/25/2036	3,119,098
5,644,558	Series 2006-2-5A1	0.85%	#	03/25/2036	3,594,483
31,550,486	Series 2006-2-5A2	5.15%	# I/F I/O	03/25/2036	5,754,856
6,571,922	Series 2006-2-5A3	6.25%		03/25/2036	5,486,885
17,786,250	Series 2006-2-5A4	6.00%		03/25/2036	14,546,467
3,330,589	Series 2006-3-4A3	5.50%		04/25/2036	3,135,004
7,213,011	Series 2006-3-4A4	5.50%		04/25/2036	6,789,434
6,699,093	Series 2006-4-1A8	6.00%	#	05/25/2036	5,465,609

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
$28,740,089	Series 2006-4-4A1	7.00%		05/25/2036	14,511,115
21,154,462	Series 2006-4-6A1	6.00%		05/25/2036	19,071,890
19,548,062	Series 2006-6-1A4	6.00%		07/25/2036	15,265,180
13,425,820	Series 2006-6-3A1	7.00%		07/25/2036	4,831,697
657,157	Series 2006-7-3A11	6.00%		08/25/2036	575,518
7,965,323	Series 2006-7-7A5	6.00%		08/25/2036	6,971,824
10,857,761	Series 2006-9-2A1	5.50%		11/25/2036	10,760,307
35,859,690	Series 2006-9-3A1	6.00%		11/25/2036	36,651,006
9,181,505	Series 2006-9-4A1	6.00%		11/25/2036	8,979,719
14,897,305	Series 2006-9-6A14	6.00%		11/25/2036	14,531,427
2,420,227	Series 2006-9-6A15	38.97%	# I/F	11/25/2036	4,539,697
13,509,954	Series 2007-1-1A4	6.13%	#	02/25/2037	7,919,413
18,324,159	Series 2007-1-3A1	6.00%		02/25/2022	15,361,253
11,148,639	Series 2007-1-5A14	6.00%		02/25/2037	10,110,221
249,156	Series 2007-2-2A1	5.00%		03/25/2037	247,149
8,597,296	Series 2007-5-2A5	5.00%		08/25/2037	8,344,768
63,229,396	Series 2007-5-3A19	6.00%		08/25/2037	63,418,451
28,496,530	Series 2007-5-3A9	6.00%		08/25/2037	28,545,487
5,125,847	Series 2009-1R-4A2	2.86%	#^	07/20/2035	4,542,802
93,898,000	Series 2010-17R-6A1	2.45%	#^	06/26/2037	84,061,405
2,000,194	Series 2010-1R-5A1	4.90%	#^	01/27/2036	2,018,261
52,001,003	Series 2010-2R-4A17	6.28%	#^	03/26/2037	48,507,960
90,138,031	Series 2010-4R-3A17	6.54%	#^	06/26/2037	84,090,923
44,503,134	Series 2010-4R-8A17	6.54%	#^	06/26/2037	41,517,517
8,618,496	Series 2010-6R-2A6A	6.25%	^	07/26/2037	9,031,390
30,351,018	Series 2010-7R-4A17	6.52%	#^	04/26/2037	27,909,722
50,000,000	Series 2010-9R-2A5	4.00%	^	02/27/2038	47,769,455
1,315,315	Series 2011-16R-6A1	2.40%	#^	09/27/2035	1,313,465

	Credit-Based Asset Servicing and Securitization LLC,
822,477	Series 2005-CB6-A4	4.14%	#	07/25/2035	828,355
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	8,743,537

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
32,027,377	Series 2005-4-A5	5.50%	#	09/25/2035	28,103,799
2,344,254	Series 2005-5-1A6	34.80%	# I/F	11/25/2035	3,775,838
2,269,124	Series 2005-5-2A1	0.35%	#	11/25/2035	1,459,861
6,848,462	Series 2005-5-2A2	5.15%	# I/F I/O	11/25/2035	1,215,157
1,688,011	Series 2006-AB2-A2	6.16%	#	06/25/2036	1,388,330
3,474,995	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,826,311
3,456,852	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,797,472
5,091,105	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	4,120,114
10,141,151	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	8,194,618
8,539,575	Series 2006-AF1-A3	0.33%	#	04/25/2036	8,380,162
84,106,812	Series 2007-1-1A3A	0.36%	#	08/25/2037	71,836,049
24,709,046	Series 2007-OA5-A1B	0.37%	#	08/25/2047	21,288,202

	Deutsche Mortgage Securities, Inc.,
27,569,154	Series 2006-PR1-3A1	11.91%	#^ I/F	04/15/2036	32,835,096
9,263,020	Series 2006-PR1-4AI1	11.89%	#^ I/F	04/15/2036	10,763,559
15,162,472	Series 2006-PR1-4AI2	14.31%	#^ I/F	04/15/2036	18,747,541
751,067	Series 2006-PR1-5AI1	18.89%	#^ I/F	04/15/2036	1,089,093
6,531,849	Series 2006-PR1-5AI3	12.35%	#^ I/F	04/15/2036	8,144,468
108,152,503	Series 2006-PR1-5AI4	11.91%	#^ I/F	04/15/2036	127,793,700
29,583,363	Series 2009-RS2-4A2	0.29%	#^	04/26/2037	28,399,014

	First Franklin Mortgage Loan Trust,
11,737,565	Series 2006-FF1-2A3	0.39%	#	01/25/2036	11,624,133
17,821,603	Series 2006-FF3-A2B	0.55%	#	02/25/2036	17,264,179

	First Horizon Alternative Mortgage Securities,
17,066,025	Series 2005-AA4-1A1	2.26%	#	05/25/2035	14,792,763
10,679,898	Series 2005-FA5-1A4	5.50%		08/25/2035	10,309,407
16,149,055	Series 2005-FA8-1A4	5.50%		11/25/2035	14,786,559
2,209,772	Series 2005-FA8-2A1	5.00%		11/25/2020	2,262,779
6,381,745	Series 2006-FA1-1A12	6.00%		04/25/2036	5,547,102
559,476	Series 2006-FA1-1A6	0.90%	#	04/25/2036	546,708
4,402,293	Series 2006-FA2-1A5	6.00%		05/25/2036	3,797,915
1,279,308	Series 2006-FA7-A8	6.25%		12/25/2036	1,097,169
6,063,120	Series 2006-FA8-1A5	6.00%		02/25/2037	4,978,088
14,295,938	Series 2006-RE1-A1	5.50%		05/25/2035	13,424,983
1,834,870	Series 2007-FA3-A4	6.00%		06/25/2037	1,462,883
2,057,585	Series 2007-FA4-1A13	6.25%		08/25/2037	1,648,959
2,984,491	Series 2007-FA4-1A5	6.25%		08/25/2037	2,391,786

	First Horizon Asset Securities, Inc.,
10,738,848	Series 2007-1-A3	6.00%		03/25/2037	9,676,035

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Horizon Asset Securities, Inc., (Cont.)
$7,716,149	Series 2007-4-1A1	6.00%		08/25/2037	6,937,991

	GMACM Mortgage Loan Trust,
9,351,144	Series 2003-AR1-A5	3.28%	#	10/19/2033	9,544,217
13,265,396	Series 2005-AR5-3A1	2.86%	#	09/19/2035	12,874,007
20,160,831	Series 2005-J1-A14	5.50%		12/25/2035	20,259,236

	GS Mortgage Securities Corporation,
2,265,960	Series 2008-2R-1A1	7.50%	#^	09/25/2036	1,829,859

	GSAA Home Equity Trust,
695,062	Series 2005-12-AF3	5.07%	#	09/25/2035	651,007
15,950,582	Series 2005-7-AF2	4.48%	#	05/25/2035	16,332,192
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	46,053,504
13,438,559	Series 2006-10-AF3	5.98%	#	06/25/2036	8,020,790
9,618,207	Series 2006-10-AF4	6.30%	#	06/25/2036	5,738,213
18,705,743	Series 2006-15-AF4	5.96%	#	09/25/2036	10,823,742
3,091,851	Series 2006-18-AF3A	5.77%	#	11/25/2036	1,950,398
6,524,530	Series 2006-18-AF6	5.68%	#	11/25/2036	3,619,672
10,924,763	Series 2007-10-A1A	6.00%		11/25/2037	9,782,393
5,125,975	Series 2007-10-A2A	6.50%		11/25/2037	4,197,399

	GSMPS Mortgage Loan Trust,
19,904,825	Series 2005-RP2-1AF	0.50%	#^	03/25/2035	17,559,101
19,904,825	Series 2005-RP2-1AS	4.96%	#^ I/O	03/25/2035	2,391,177
11,283,166	Series 2005-RP3-1AF	0.50%	#^	09/25/2035	9,729,260
11,283,166	Series 2005-RP3-1AS	4.82%	#^ I/O	09/25/2035	1,600,173
42,722,149	Series 2006-RP1-1AS	4.68%	#^ I/O	01/25/2036	5,426,973
42,722,149	Series 2006-RP1-AF1	0.50%	#^	01/25/2036	36,467,456

	GSR Mortgage Loan Trust,
4,410,299	Series 2005-1F-1A2	5.50%		02/25/2035	4,535,644
9,705,675	Series 2005-1F-3A3	6.00%		01/25/2035	9,921,389
1,615,961	Series 2005-6F-3A5	6.00%		07/25/2035	1,631,800
15,515,771	Series 2005-6F-3A9	6.75%	# I/F I/O	07/25/2035	2,845,802
1,424,225	Series 2005-6F-4A1	0.65%	#	07/25/2035	1,134,256
1,063,698	Series 2005-7F-3A1	0.65%	#	09/25/2035	986,688
21,047,160	Series 2005-8F-3A5	6.00%		11/25/2035	18,811,362
6,635,958	Series 2005-8F-4A1	6.00%		11/25/2035	5,489,855
3,480,239	Series 2006-1F-1A2	5.50%		02/25/2036	3,334,407
1,996,672	Series 2006-2F-2A3	5.75%		02/25/2036	1,877,628
6,871,235	Series 2006-2F-3A3	6.00%		02/25/2036	5,844,926
23,291,212	Series 2006-6F-2A3	6.00%		07/25/2036	20,494,660
21,577,314	Series 2006-7F-2A1	6.00%		08/25/2036	20,040,233
12,022,204	Series 2006-7F-3A4	6.25%		08/25/2036	9,987,807
20,438,130	Series 2006-9F-2A1	6.00%		10/25/2036	19,328,994
38,675,855	Series 2006-9F-4A1	6.50%		10/25/2036	34,905,772
393,669	Series 2006-9F-8A1	5.50%		08/25/2021	376,134
39,409,828	Series 2006-OA1-2A1	0.34%	#	08/25/2046	38,122,171
3,808,527	Series 2007-1F-2A2	5.50%		01/25/2037	3,669,922
5,448,566	Series 2007-4F-1A1	5.00%		07/25/2037	5,018,516
65,569,250	Series 2007-4F-3A11	6.00%		07/25/2037	60,058,942

	Harborview Mortgage Loan Trust,
4,312,444	Series 2005-14-3A1A	2.67%	#	12/19/2035	3,924,122
11,759,519	Series 2006-10-2A1A	0.33%	#	11/19/2036	9,746,960

	Home Equity Asset Trust,
2,048,281	Series 2003-3-M1	1.44%	#	08/25/2033	1,942,694
1,606,388	Series 2004-7-M2	1.14%	#	01/25/2035	1,544,886

	Homebanc Mortgage Trust,
2,849,160	Series 2005-1-M2	0.64%	#	03/25/2035	2,387,935
45,580,714	Series 2005-3-A1	0.39%	#	07/25/2035	42,320,736
4,872,049	Series 2006-1-3A1	2.28%	#	04/25/2037	4,096,477

	HSI Asset Loan Obligation Trust,
1,286,960	Series 2006-2-2A1	5.50%		12/25/2021	1,202,611
56,490,319	Series 2007-2-3A6	6.00%		09/25/2037	49,843,216
9,446,204	Series 2007-AR1-3A1	2.53%	#	01/25/2037	7,762,768

	IMPAC Trust,
1,589,112	Series 2002-9F-A1	5.22%	#	12/25/2032	1,628,328

	IndyMac Mortgage Loan Trust,
9,470,627	Series 2006-AR2-4A1	2.60%	#	09/25/2036	8,193,447
40,274,211	Series 2006-AR3-1A1	2.60%	#	12/25/2036	35,702,121
9,476,563	Series 2007-A1-A1	6.00%		08/25/2037	8,318,858
6,937,584	Series 2007-A1-A7	6.00%		08/25/2037	6,090,054
36,762,763	Series 2007-A3-A1	6.25%		11/25/2037	33,605,908

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	21

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	IndyMac Mortgage Loan Trust, (Cont.)
$13,197,427	Series 2007-AR3-3A1	5.36%	#	07/25/2037	12,213,414
866,012	Series 2007-F2-1A2	6.00%		07/25/2037	782,326
31,874,845	Series 2007-F2-2A1	6.50%		07/25/2037	22,310,989

	Jefferies & Company, Inc.,
6,467,777	Series 2010-R1-1A1	6.00%	#^	03/26/2037	6,792,950
11,260,142	Series 2010-R4-1A4	6.86%	#^	10/26/2036	10,076,584
802,549	Series 2010-R6-1A2	6.00%	^	09/26/2037	806,552

	JP Morgan Alternative Loan Trust,
21,328,156	Series 2005-S1-2A11	6.00%		12/25/2035	19,483,399
6,837,352	Series 2005-S1-2A9	6.00%		12/25/2035	6,245,962
6,796,901	Series 2006-S1-1A8	5.75%		03/25/2036	6,140,776
6,034,750	Series 2006-S2-A4	6.19%	#	05/25/2036	4,763,560
12,151,263	Series 2006-S4-A3A	5.78%	#	12/25/2036	11,295,996

	JP Morgan Mortgage Acquisition Corporation,
15,379,172	Series 2006-CH2-AF3	5.16%	#	10/25/2036	12,567,675
5,308,180	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,277,987
15,000,000	Series 2007-CH1-AF5	5.33%	#	11/25/2036	14,513,895
5,499,169	Series 2007-CH5-A3	0.26%	#	05/25/2037	5,369,067

	JP Morgan Mortgage Trust,
3,168,191	Series 2005-A6-5A1	5.10%	#	08/25/2035	3,177,423
4,657,824	Series 2005-S2-2A13	5.50%		09/25/2035	4,893,710
3,346,915	Series 2006-S2-3A3	6.00%		07/25/2036	3,047,279
10,448,566	Series 2006-S3-1A2	6.00%		08/25/2036	9,647,934
12,170,437	Series 2006-S3-1A21	0.53%	#	08/25/2036	7,259,069
12,170,437	Series 2006-S3-1A22	6.97%	# I/F I/O	08/25/2036	3,360,830
4,868,685	Series 2006-S3-1A9	6.00%		08/25/2036	4,495,617
14,403,525	Series 2006-S4-A8	0.53%	#	01/25/2037	9,156,552
14,403,525	Series 2006-S4-A9	6.47%	# I/F I/O	01/25/2037	3,168,459
4,293,235	Series 2007-A2-2A1	2.55%	#	04/25/2037	3,897,935
18,952,921	Series 2007-S1-2A6	6.00%		03/25/2037	16,865,845
7,686,297	Series 2007-S3-1A1	5.50%		08/25/2037	6,844,548
12,774,084	Series 2007-S3-1A35	6.00%		08/25/2037	11,451,366
2,164,689	Series 2007-S3-1A9	6.00%		08/25/2037	1,941,769
11,778,358	Series 2007-S3-1A96	6.00%		08/25/2037	10,546,259
13,414,413	Series 2007-S3-1A97	6.00%		08/25/2037	12,046,371
4,492,725	Series 2007-S3-2A2	5.50%		08/25/2022	4,471,375

	JP Morgan Resecuritization Trust,
22,627,869	Series 2010-1-1A4	6.00%	^	02/26/2037	17,581,979
18,437,640	Series 2010-2-3A9	6.00%	^	07/26/2036	15,275,087
3,256,554	Series 2010-8-2A3	2.71%	#^	11/26/2034	3,254,676
11,532,047	Series 2011-2-7A11	6.40%	#^	04/26/2036	11,394,178
4,800,074	Series 2012-2-3A3	2.36%	#^	10/26/2036	4,790,530

	Lehman Mortgage Trust,
6,530,869	Series 2005-2-3A5	5.50%		12/25/2035	5,726,514
6,364,249	Series 2005-2-5A5	5.75%		12/25/2035	5,778,579
9,707,511	Series 2005-3-2A1	6.00%		01/25/2036	9,028,578
826,637	Series 2005-3-2A3	5.50%		01/25/2036	756,383
4,439,808	Series 2005-3-2A7	6.00%		01/25/2036	4,129,315
3,287,180	Series 2006-1-1A1	0.90%	#	02/25/2036	2,366,763
9,861,540	Series 2006-1-1A2	4.60%	# I/F I/O	02/25/2036	1,242,239
14,105,310	Series 2006-1-3A1	0.90%	#	02/25/2036	12,673,988
14,105,310	Series 2006-1-3A2	4.60%	# I/F I/O	02/25/2036	1,758,932
8,207,049	Series 2006-1-3A4	5.50%		02/25/2036	7,886,436
6,198,659	Series 2006-4-1A3	5.25%	# I/F I/O	08/25/2036	838,418
3,939,734	Series 2006-4-1A4	6.00%		08/25/2036	3,348,868
10,915,224	Series 2006-5-2A1	0.50%	#	09/25/2036	4,945,644
22,736,293	Series 2006-5-2A2	7.00%	# I/F I/O	09/25/2036	7,699,793
18,676,914	Series 2006-6-3A9	5.50%		10/25/2036	15,327,508
11,407,232	Series 2006-6-4A5	6.00%		12/25/2036	11,496,585
5,495,014	Series 2006-7-2A2	0.60%	#	11/25/2036	2,374,335
17,302,550	Series 2006-7-2A5	6.40%	# I/F I/O	11/25/2036	5,017,386
5,266,482	Series 2006-9-1A19	29.97%	# I/F	01/25/2037	8,250,171
5,835,084	Series 2006-9-1A5	0.75%	#	01/25/2037	3,616,393
17,345,780	Series 2006-9-1A6	5.00%	# I/F I/O	01/25/2037	2,653,202
6,924,062	Series 2006-9-2A1	0.53%	#	01/25/2037	3,004,818
14,393,445	Series 2006-9-2A2	6.47%	# I/F I/O	01/25/2037	3,893,081
15,275,018	Series 2007-10-2A1	6.50%		01/25/2038	13,617,190
4,721,909	Series 2007-2-1A1	5.75%		02/25/2037	3,732,164
4,742,552	Series 2007-4-2A11	0.48%	#	05/25/2037	2,271,213
17,784,493	Series 2007-4-2A8	6.52%	# I/F I/O	05/25/2037	4,509,649
1,742,946	Series 2007-4-2A9	0.48%	#	05/25/2037	834,716

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust, (Cont.)
$21,423,999	Series 2007-5-11A1	5.53%	#	06/25/2037	15,846,732
9,965,989	Series 2007-5-3A4	5.00%		12/25/2035	9,515,068
3,347,083	Series 2007-5-4A3	39.15%	# I/F	08/25/2036	5,365,839
1,408,136	Series 2007-5-7A3	7.50%		10/25/2036	1,179,551
1,109,832	Series 2007-6-1A8	6.00%		07/25/2037	1,015,829
9,429,988	Series 2008-2-1A6	6.00%		03/25/2038	8,569,785

	Lehman XS Trust,
2,555,369	Series 2005-10-2A3B	5.55%	#	01/25/2036	2,298,179
14,992,802	Series 2005-4-2A3A	5.00%	#	10/25/2035	11,780,924
3,859,524	Series 2006-5-2A4A	5.89%	#	04/25/2036	3,672,966
26,683,235	Series 2007-1-2A1	5.60%	#	02/25/2037	24,904,691

	Long Beach Mortgage Loan Trust,
9,564,358	Series 2006-WL1-2A3	0.39%	#	01/25/2046	9,188,794

	MASTR Adjustable Rate Mortgages Trust,
6,617,650	Series 2005-2-2A1	2.51%	#	03/25/2035	5,485,191
6,452,880	Series 2005-6-5A1	2.43%	#	07/25/2035	5,764,654
28,550,977	Series 2007-1-2A1	2.79%	#	11/25/2036	26,411,766
7,272,722	Series 2007-2-A2	0.26%	#	03/25/2047	7,155,508

	MASTR Alternative Loans Trust,
3,007,372	Series 2005-2-3A1	6.00%		03/25/2035	3,017,958
1,004,774	Series 2005-5-2A3	5.50%		07/25/2025	1,009,818
7,959,257	Series 2005-6-1A5	5.50%		12/25/2035	7,294,476
4,180,362	Series 2006-3-1A2	6.25%		07/25/2036	3,579,389
9,519,503	Series 2007-1-1A5	5.75%		10/25/2036	9,110,603
9,351,109	Series 2007-1-2A7	6.00%		10/25/2036	7,549,974

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.28%	#	12/25/2032	4,581,905
24,356,519	Series 2006-AM2-A3	0.32%	#	06/25/2036	20,025,735
3,605,226	Series 2006-NC1-A3	0.34%	#	01/25/2036	3,560,357

	MASTR Asset Securitization Trust,
421,226	Series 2003-1-30B2	5.75%		02/25/2033	421,382
718,074	Series 2007-1-1A1	5.50%		11/25/2037	749,579
7,302,798	Series 2007-1-1A3	6.25%		11/25/2037	6,527,160

	MASTR Seasoned Securitization Trust,
1,703,576	Series 2005-2-1A4	6.00%		10/25/2032	1,707,819
2,245,554	Series 2005-2-2A1	0.55%	#	10/25/2032	1,999,239

	Merrill Lynch Mortgage Investors Trust,
13,576,832	Series 2006-3-1A	2.33%	#	10/25/2036	13,339,516
4,391,151	Series 2006-F1-1A2	6.00%		04/25/2036	4,208,960

	Morgan Stanley Capital, Inc.,
1,303,591	Series 2003-NC6-M2	3.08%	#	06/25/2033	1,221,230

	Morgan Stanley Mortgage Loan Trust,
3,336,744	Series 2005-10-1A1	0.85%	#	12/25/2035	2,813,403
8,360,049	Series 2005-10-1A6	5.75%		12/25/2035	8,068,534
9,867,028	Series 2005-10-2A1	5.54%	#	12/25/2035	9,934,311
1,369,239	Series 2005-6AR-1A1	0.43%	#	11/25/2035	1,354,640
6,965,168	Series 2006-11-1A6	6.23%	#	08/25/2036	3,572,741
17,604,400	Series 2006-11-2A1	6.00%		08/25/2036	14,646,016
9,737,757	Series 2006-17XS-A3A	5.65%	#	10/25/2046	6,436,005
3,001,919	Series 2006-17XS-A6	5.58%	#	10/25/2046	1,765,314
13,331,627	Series 2006-2-2A3	5.75%		02/25/2036	12,863,967
53,504,253	Series 2006-7-3A	5.38%	#	06/25/2036	46,356,834
4,416,339	Series 2006-7-4A4	6.00%		06/25/2036	4,049,257
4,470,779	Series 2006-7-4A7	6.00%		06/25/2036	4,099,172
5,959,847	Series 2007-13-6A1	6.00%		10/25/2037	4,942,740
22,928,769	Series 2007-14AR-2A3	2.33%	#	10/25/2037	19,220,545
4,672,929	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,733,719
3,444,875	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,229,489
2,127,518	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	2,055,193
10,382,588	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	7,776,621
6,072,835	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	4,548,079

	Morgan Stanley Re-Remic Trust,
2,672,025	Series 2010-R9-1A	4.00%	#^	08/26/2036	2,719,410
7,233,945	Series 2010-R9-1B	6.74%	#^	08/26/2036	5,273,683
60,143,267	Series 2010-R9-3C	6.19%	#^	11/26/2036	58,938,983
7,603,214	Series 2011-R1-1A	5.94%	#^	02/26/2037	8,028,523

	MSCC Heloc Trust,
31,315,515	Series 2007-1-A	0.25%	#	12/25/2031	29,642,672

	New York Mortgage Trust,
1,628,049	Series 2005-2-A	0.48%	#	08/25/2035	1,539,394

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Newcastle Mortgage Securities Trust,
$11,673,971	Series 2006-1-A3	0.33%	#	03/25/2036	11,630,742

	Nomura Asset Acceptance Corporation,
1,085,849	Series 2005-AP1-2A5	4.86%	#	02/25/2035	1,107,979
20,132,585	Series 2006-AF1-1A2	6.16%	#	05/25/2036	10,972,702
4,091,301	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,229,031
19,090,845	Series 2006-AP1-A2	5.52%	#	01/25/2036	12,754,880
4,143,529	Series 2006-AP1-A3	5.65%	#	01/25/2036	2,792,303
2,078,732	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,222,450

	Nomura Home Equity Loan, Inc.,
21,109,962	Series 2006-AF1-A2	5.80%	#	10/25/2036	11,854,679
3,866,096	Series 2007-1-1A1	6.06%	#	02/25/2037	2,383,329
19,269,516	Series 2007-1-1A3	5.99%	#	02/25/2037	11,879,329

	Option One Mortgage Loan Trust,
1,020,502	Series 2002-2-A	0.69%	#	06/25/2032	959,972
1,495,893	Series 2004-3-M3	1.13%	#	11/25/2034	1,400,083

	PFCA Home Equity Investment Trust,
57,212,750	Series 2003-IFC5-A	4.12%	#^	01/22/2035	54,563,090
60,259,568	Series 2003-IFC6-A	3.96%	#^	04/22/2035	55,593,501

	PHH Alternative Mortgage Trust,
1,524,963	Series 2007-2-3A1	6.00%		05/25/2037	1,300,525
26,794,194	Series 2007-3-A2	0.34%	#	07/25/2037	25,855,594

	Popular ABS Mortgage Pass-Through Trust,
962,942	Series 2005-5-AF6	4.66%	#	11/25/2035	967,599

	PR Mortgage Loan Trust,
328,471,478	Series 2014-1-APT	5.93%	^	10/25/2049	329,949,600

	Prime Mortgage Trust,
571,708	Series 2006-1-2A5	6.00%		06/25/2036	575,131
4,446,045	Series 2006-DR1-2A1	5.50%	^	05/25/2035	4,479,043
6,944,436	Series 2006-DR1-2A2	6.00%	^	05/25/2035	7,007,388

	RBSGC Structured Trust,
53,662,070	Series 2008-B-A1	6.00%	^	06/25/2037	47,361,467

	Renaissance Home Equity Loan Trust,
1,580,636	Series 2006-1-AF6	5.75%	#	05/25/2036	1,193,962
11,039,840	Series 2006-4-AF4	5.47%	#	01/25/2037	6,768,746
21,739,691	Series 2006-4-AF5	5.69%	#	01/25/2037	13,804,465
18,260,913	Series 2007-2-AF2	5.68%	#	06/25/2037	9,950,554
9,876,102	Series 2007-2-AF5	6.20%	#	06/25/2037	5,856,390

	Residential Accredit Loans, Inc.,
8,398,330	Series 2004-QS15-A1	5.25%		11/25/2034	8,791,628
33,172,667	Series 2005-QA13-2A1	3.57%	#	12/25/2035	28,244,270
965,606	Series 2005-QS12-A11	49.45%	# I/F	08/25/2035	1,789,176
4,375,541	Series 2005-QS13-1A6	5.50%		09/25/2035	3,821,422
7,901,503	Series 2005-QS13-2A1	0.85%	#	09/25/2035	5,926,530
32,396,162	Series 2005-QS13-2A2	4.90%	# I/F I/O	09/25/2035	4,050,573
13,624,569	Series 2005-QS14-2A1	6.00%		09/25/2035	11,029,252
6,820,324	Series 2005-QS15-2A	6.00%		10/25/2035	5,329,749
7,038,120	Series 2005-QS15-3A	6.00%		10/25/2035	6,151,345
7,814,384	Series 2005-QS16-A1	0.85%	#	11/25/2035	5,802,884
7,813,033	Series 2005-QS16-A2	4.65%	# I/F I/O	11/25/2035	964,042
3,691,050	Series 2005-QS17-A1	6.00%		12/25/2035	3,270,809
2,557,708	Series 2005-QS17-A10	6.00%		12/25/2035	2,266,502
10,697,443	Series 2005-QS17-A11	6.00%		12/25/2035	9,479,497
7,603,406	Series 2005-QS17-A2	1.00%	#	12/25/2035	5,557,816
7,603,406	Series 2005-QS17-A4	5.00%	# I/F I/O	12/25/2035	1,052,821
6,117,936	Series 2005-QS17-A6	6.00%		12/25/2035	5,421,384
3,304,401	Series 2005-QS1-A5	5.50%		01/25/2035	3,359,178
3,068,772	Series 2005-QS5-A3	5.70%		04/25/2035	2,860,608
2,815,295	Series 2005-QS9-A1	0.65%	#	06/25/2035	2,439,566
6,968,352	Series 2005-QS9-A4	4.85%	# I/F I/O	06/25/2035	868,528
2,925,511	Series 2006-QS10-A4	5.75%		08/25/2036	2,444,727
3,241,194	Series 2006-QS12-1A1	6.50%		09/25/2036	2,474,120
7,832,759	Series 2006-QS12-2A18	5.75%		09/25/2036	6,319,494
11,787,083	Series 2006-QS14-A18	6.25%		11/25/2036	9,392,066
6,480,993	Series 2006-QS15-A1	6.50%		10/25/2036	5,458,020
2,373,632	Series 2006-QS16-A10	6.00%		11/25/2036	1,894,308
8,440,260	Series 2006-QS16-A11	6.00%		11/25/2036	6,735,859
2,463,806	Series 2006-QS16-A7	6.00%		11/25/2036	1,966,273
2,662,433	Series 2006-QS16-A8	6.00%		11/25/2036	2,124,790
1,053,575	Series 2006-QS16-A9	6.00%		11/25/2036	840,819

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
$5,655,059	Series 2006-QS17-A4	6.00%		12/25/2036	4,480,769
31,417,060	Series 2006-QS17-A5	6.00%		12/25/2036	24,893,214
3,272,355	Series 2006-QS1-A6	41.67%	# I/F	01/25/2036	6,378,867
21,825,766	Series 2006-QS3-1A11	6.00%		03/25/2036	18,937,322
4,793,963	Series 2006-QS4-A8	8.00%	# I/F	04/25/2036	4,376,165
14,130,325	Series 2006-QS5-A3	6.00%		05/25/2036	12,009,731
18,271,055	Series 2006-QS8-A1	6.00%		08/25/2036	14,754,955
31,684,677	Series 2006-QS8-A5	5.40%	# I/F I/O	08/25/2036	5,444,933
10,550,744	Series 2006-QS9-1A6	5.15%	# I/F I/O	07/25/2036	1,672,631
9,865,409	Series 2007-QS11-A1	7.00%		10/25/2037	7,945,906
33,890,774	Series 2007-QS1-1A2	5.30%	# I/F I/O	01/25/2037	4,973,691
3,411,466	Series 2007-QS1-1A4	6.00%		01/25/2037	2,929,149
8,159,253	Series 2007-QS1-2A10	6.00%		01/25/2037	6,852,459
1,476,018	Series 2007-QS2-A6	6.25%		01/25/2037	1,224,613
54,544,489	Series 2007-QS3-A1	6.50%		02/25/2037	45,102,675
8,697,459	Series 2007-QS3-A4	6.25%		02/25/2037	7,108,294
6,528,548	Series 2007-QS5-A1	5.50%		03/25/2037	5,217,890
2,693,292	Series 2007-QS5-A5	0.45%	#	03/25/2037	1,760,931
8,945,039	Series 2007-QS5-A8	6.55%	# I/F I/O	03/25/2037	1,743,120
7,198,291	Series 2007-QS6-A102	5.75%		04/25/2037	5,836,137
2,314,460	Series 2007-QS6-A13	53.71%	# I/F	04/25/2037	5,253,991
10,307,389	Series 2007-QS6-A45	5.75%		04/25/2037	8,356,890
16,426,792	Series 2007-QS6-A6	6.25%		04/25/2037	13,786,498
1,134,547	Series 2007-QS6-A77	54.55%	# I/F	04/25/2037	2,622,871
12,017,998	Series 2007-QS7-2A1	6.75%		06/25/2037	8,250,704
52,347,840	Series 2007-QS9-A33	6.50%		07/25/2037	44,374,374

	Residential Asset Mortgage Products, Inc.,
307,321	Series 2004-RS4-AI6	5.07%	#	04/25/2034	315,501
1,786,752	Series 2004-RS5-AI6	5.55%	#	05/25/2034	1,767,634
8,506,120	Series 2004-RS7-A3	2.71%	#	07/25/2034	7,580,008
3,317,278	Series 2004-RS7-AI6	5.22%	#	07/25/2034	3,179,715
318,046	Series 2004-RS9-AI4	4.77%	#	10/25/2032	333,779
890,732	Series 2004-RS9-AI6	4.72%	#	07/25/2034	879,983
2,211,887	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	2,228,722
7,550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	7,198,751
4,145,675	Series 2006-RS5-A3	0.32%	#	09/25/2036	4,021,974
12,760,000	Series 2006-RX5-A3	0.40%	#	08/25/2046	10,773,306
12,300,000	Series 2006-RZ3-A3	0.44%	#	08/25/2036	11,171,758

	Residential Asset Securities Corporation,
456,447	Series 2002-KS1-AI6	6.08%	#	06/25/2032	460,971
2,798,876	Series 2003-KS11-MI1	5.13%	#	01/25/2034	2,701,511
2,984,470	Series 2005-AHL3-A2	0.39%	#	11/25/2035	2,934,332
17,537,102	Series 2006-EMX5-A3	0.31%	#	07/25/2036	16,106,022
660,951	Series 2006-KS4-A3	0.30%	#	06/25/2036	657,563

	Residential Asset Securitization Trust,
8,449,876	Series 2005-A11-2A4	6.00%		10/25/2035	6,628,598
6,319,222	Series 2005-A12-A7	4.85%	# I/F I/O	11/25/2035	866,454
5,015,241	Series 2005-A12-A8	0.70%	#	11/25/2035	3,880,773
18,687,508	Series 2005-A15-5A3	5.75%		02/25/2036	15,804,194
3,755,202	Series 2005-A7-A3	5.50%		06/25/2035	3,453,539
8,622,573	Series 2005-A8CB-A11	6.00%		07/25/2035	8,116,290
8,710,960	Series 2005-A8CB-A2	4.85%	# I/F I/O	07/25/2035	1,263,146
7,891,754	Series 2006-A10-A5	6.50%		09/25/2036	5,995,310
1,365,721	Series 2006-A1-1A3	6.00%		04/25/2036	1,134,403
11,087,490	Series 2006-A12-A1	6.25%		11/25/2036	8,450,785
11,082,969	Series 2006-A13-A1	6.25%		12/25/2036	8,466,424
23,707,088	Series 2006-A1-3A2	6.00%		04/25/2036	19,205,444
19,398,239	Series 2006-A14C-2A6	0.60%	#	12/25/2036	7,626,476
42,809,003	Series 2006-A14C-2A7	6.40%	# I/F I/O	12/25/2036	11,516,628
11,331,874	Series 2006-A2-A11	6.00%		01/25/2046	9,353,499
1,237,739	Series 2006-A4-2A5	6.00%		05/25/2036	1,152,703
7,565,710	Series 2006-A8-1A1	6.00%		08/25/2036	6,989,959
9,161,712	Series 2006-R1-A1	27.78%	# I/F	01/25/2046	15,182,690
53,583,133	Series 2007-A2-1A2	6.00%		04/25/2037	46,940,325
1,528,134	Series 2007-A3-1A2	45.20%	# I/F	04/25/2037	3,377,572
27,551,898	Series 2007-A5-1A4	5.95%	# I/F I/O	05/25/2037	6,908,390
7,115,186	Series 2007-A5-1A6	0.55%	#	05/25/2037	1,956,619
12,882,423	Series 2007-A5-2A3	6.00%		05/25/2037	11,567,772
5,645,708	Series 2007-A5-2A5	6.00%		05/25/2037	5,069,564
21,110,265	Series 2007-A6-1A2	6.00%		06/25/2037	19,618,086
12,936,316	Series 2007-A7-A1	6.00%		07/25/2037	9,788,276
25,212,176	Series 2007-A7-A6	6.00%		07/25/2037	19,076,818

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	23

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Funding Mortgage Securities Trust,
$4,607,551	Series 2003-S16-A1	4.75%		09/25/2018	4,654,576
6,487,719	Series 2005-S9-A10	6.25%		12/25/2035	6,372,824
16,771,857	Series 2005-S9-A6	5.75%		12/25/2035	17,096,527
1,246,581	Series 2005-S9-A8	5.50%		12/25/2035	1,243,108
22,841,724	Series 2006-S10-1A1	6.00%		10/25/2036	20,249,737
39,619,816	Series 2006-S11-A1	6.00%		11/25/2036	36,645,240
7,495,884	Series 2006-S5-A12	6.00%		06/25/2036	7,034,655
513,200	Series 2006-S5-A15	6.00%		06/25/2036	481,622
12,017,514	Series 2006-S9-A1	6.25%		09/25/2036	11,075,065
9,398,537	Series 2007-S1-A7	6.00%		01/25/2037	8,738,882
8,133,739	Series 2007-S2-A1	6.00%		02/25/2037	7,399,930
9,163,553	Series 2007-S2-A4	6.00%		02/25/2037	8,336,835
17,107,305	Series 2007-S2-A5	6.00%		02/25/2037	15,563,918
2,673,302	Series 2007-S2-A9	6.00%		02/25/2037	2,432,148
7,955,999	Series 2007-S3-1A4	6.00%		03/25/2037	7,349,290
2,532,666	Series 2007-S4-A1	6.00%		04/25/2037	2,267,151
6,760,885	Series 2007-S4-A2	6.00%		04/25/2037	6,052,101
55,332,651	Series 2007-S5-A1	6.00%		05/25/2037	50,881,361
16,035,621	Series 2007-S5-A8	6.00%		05/25/2037	14,706,268
9,269,490	Series 2007-S6-2A4	6.00%		06/25/2037	8,503,116
46,601,566	Series 2007-S7-A20	6.00%		07/25/2037	42,861,883
18,821,681	Series 2007-S8-1A1	6.00%		09/25/2037	17,088,844
8,073,381	Series 2007-SA1-4A	5.99%	#	02/25/2037	7,415,691
18,001,262	Series 2007-SA2-2A1	3.05%	#	04/25/2037	15,909,642

	Saxon Asset Securities Trust,
70,481,879	Series 2006-3-A3	0.32%	#	10/25/2046	58,800,565

	Sequoia Mortgage Trust,
353,983	Series 2003-4-2A1	0.50%	#	07/20/2033	339,480

	Solstice Ltd.,
5,019,037	Series 2003-3A-A2	1.33%	#^	09/15/2033	4,838,352

	Soundview Home Equity Loan Trust,
22,294,932	Series 2007-NS1-A2	0.30%	#	01/25/2037	21,697,138

	Springleaf Mortgage Loan Trust,
118,132,750	Series 2013-1A-B3F	6.00%	#^	06/25/2058	119,313,014
61,983,000	Series 2013-2A-B1	6.00%	#^	12/25/2065	64,238,251

	STARM Mortgage Loan Trust,
25,384,485	Series 2007-2-1A1	2.71%	#	04/25/2037	21,662,028
14,346,363	Series 2007-3-1A1	2.59%	#	06/25/2037	13,139,590

	Structured Adjustable Rate Mortgage Loan Trust,
12,667,856	Series 2004-12-8A	2.37%	#	09/25/2034	12,556,898
4,717,064	Series 2006-1-8A1	5.37%	#	02/25/2036	3,792,968

	Structured Asset Securities Corporation,
167,959	Series 2003-18XS-A6	4.54%	#	06/25/2033	169,929
5,246,804	Series 2003-24A-1A3	2.45%	#	07/25/2033	5,235,020
14,229,891	Series 2003-35-1A1	5.23%	#	12/25/2033	14,853,794
6,923,513	Series 2004-11XS-2A2	5.10%	#	06/25/2034	8,122,225
2,939,666	Series 2004-15-2A1	4.75%		09/25/2019	2,985,331
14,202,963	Series 2004-22-A2	5.16%	#	01/25/2035	14,808,656
35,566,998	Series 2005-10-1A1	5.75%		06/25/2035	35,485,479
5,744,846	Series 2005-10-6A1	5.00%		06/25/2020	6,002,454
8,883,643	Series 2005-13-3A1	6.00%		09/25/2035	7,859,528
3,019,093	Series 2005-14-1A1	0.45%	#	07/25/2035	2,734,601
915,370	Series 2005-14-1A4	23.84%	# I/F	07/25/2035	1,340,483
55,222,294	Series 2005-14-4A1	5.75%		07/25/2035	54,886,764
5,680,118	Series 2005-15-1A1	5.50%		08/25/2035	5,961,656
11,846,080	Series 2005-15-2A7	5.50%		08/25/2035	11,698,507
19,226,730	Series 2005-15-3A1	5.01%	#	08/25/2035	19,749,812
11,330,298	Series 2005-16-1A2	5.50%		09/25/2035	11,722,678
12,500,000	Series 2005-3-1A6	5.75%		03/25/2035	12,206,956
3,429,060	Series 2005-6-4A1	5.00%		05/25/2035	3,478,694

	Suntrust Alternative Loan Trust,
1,755,306	Series 2005-1F-2A3	5.75%		12/25/2035	1,588,778
2,843,525	Series 2006-1F-1A3	6.00%		04/25/2036	2,292,851

	Thornburg Mortgage Securities Trust,
1,425,773	Series 2003-6-A2	1.15%	#	12/25/2033	1,326,766
10,726,442	Series 2004-4-5A	4.82%	#	12/25/2044	10,552,663
27,507,852	Series 2007-1-A1	1.45%	#	03/25/2037	26,382,065
6,996,513	Series 2007-1-A2A	1.45%	#	03/25/2037	6,445,335

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates,
$10,320,040	Series 2005-1-2A	6.00%		03/25/2035	10,065,486
5,609,014	Series 2005-4-5A1	5.50%		06/25/2035	5,439,255
1,937,360	Series 2005-5-CB12	48.90%	# I/F	07/25/2035	3,749,262
6,273,647	Series 2005-5-CB6	0.75%	#	07/25/2035	4,986,282
2,060,716	Series 2005-6-2A7	5.50%		08/25/2035	1,928,801
2,068,572	Series 2005-7-3CB	6.50%		08/25/2035	1,665,875
5,198,797	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,255,317
8,594,494	Series 2006-1-3A1	5.75%		02/25/2036	7,921,812
4,346,885	Series 2006-1-3A2	5.75%		02/25/2036	4,006,658
3,693,529	Series 2006-1-3A7	5.75%		02/25/2036	3,404,441
4,620,228	Series 2006-5-1A8	5.75%		07/25/2036	3,772,365
8,385,872	Series 2006-5-2CB1	6.00%		07/25/2036	6,530,297
15,232,273	Series 2006-5-2CB6	6.00%		07/25/2036	11,861,767
8,731,463	Series 2006-5-3A5	6.45%	#	07/25/2036	4,929,190
5,429,094	Series 2006-9-A7	5.32%	#	10/25/2036	3,679,835
18,733,677	Series 2006-AR10-1A1	2.23%	#	09/25/2036	17,173,761
27,315,006	Series 2006-AR15-1A	0.96%	#	11/25/2046	23,657,554
2,468,376	Series 2006-AR6-2A3	4.61%	#	08/25/2036	2,289,693
17,877,987	Series 2007-3-A3	6.00%		04/25/2037	15,562,788
16,168,747	Series 2007-4-1A1	5.50%		06/25/2037	15,368,992
741,074	Series 2007-5-A11	38.55%	# I/F	06/25/2037	1,475,451
18,526,846	Series 2007-5-A6	6.00%		06/25/2037	15,987,297
36,215,483	Series 2007-HY3-4A1	2.36%	#	03/25/2037	34,681,522
33,361,945	Series 2007-HY5-1A1	1.98%	#	05/25/2037	30,357,802
28,794,331	Series 2007-HY6-2A3	2.48%	#	06/25/2037	25,471,840

	Wells Fargo Alternative Loan Trust,
3,626,880	Series 2007-PA1-A10	6.00%		03/25/2037	3,284,329
15,924,832	Series 2007-PA1-A3	6.00%		03/25/2037	14,420,763
13,730,689	Series 2007-PA1-A5	6.00%		03/25/2037	12,433,852
22,503,911	Series 2007-PA1-A6	6.00%		03/25/2037	20,378,461
107,783,177	Series 2007-PA2-1A1	6.00%		06/25/2037	104,519,826
15,197,727	Series 2007-PA2-3A1	0.50%	#	06/25/2037	10,314,317
22,388,605	Series 2007-PA2-3A2	6.50%	# I/F I/O	06/25/2037	4,443,500
1,576,159	Series 2007-PA3-1A4	5.75%		07/25/2037	1,438,082
38,167,807	Series 2007-PA3-2A1	6.00%		07/25/2037	36,683,308
15,164,314	Series 2007-PA3-2A4	6.00%		07/25/2037	14,574,514
23,608,873	Series 2007-PA3-3A1	6.25%		07/25/2037	21,696,106
14,581,722	Series 2007-PA3-4A3	6.50%		07/25/2037	12,061,504
191,833,669	Series 2007-PA5-1A1	6.25%		11/25/2037	182,922,995
1,202,730	Series 2007-PA5-2A1	6.00%		11/25/2022	1,241,434

	Wells Fargo Mortgage Backed Securities Trust,
29,128,031	Series 2004-Y-3A3	2.60%	#	11/25/2034	30,004,872
64,368,149	Series 2005-17-1A1	5.50%		01/25/2036	66,287,285
324,131	Series 2005-4-A7	23.28%	# I/F	04/25/2035	365,456
5,429,223	Series 2005-8-A1	5.50%		10/25/2035	5,663,541
4,431,843	Series 2005-AR16-6A4	2.61%	#	10/25/2035	4,285,235
11,640,980	Series 2006-12-A3	6.00%		10/25/2036	11,442,216
13,873,058	Series 2006-14-A1	6.00%		10/25/2036	13,990,396
16,785,589	Series 2006-15-A1	6.00%		11/25/2036	16,324,959
9,787,789	Series 2006-16-A2	5.00%		11/25/2036	10,129,207
180,632	Series 2006-2-1A4	18.96%	# I/F	03/25/2036	240,992
8,869,701	Series 2006-2-3A1	5.75%		03/25/2036	9,044,514
36,510,961	Series 2006-3-A11	5.50%		03/25/2036	38,359,036
6,237,750	Series 2006-3-A6	5.50%		03/25/2036	6,428,632
584,528	Series 2006-4-2A2	5.50%		04/25/2036	574,990
7,609,003	Series 2006-6-2A1	0.55%	#	05/25/2036	6,298,672
7,609,003	Series 2006-6-2A2	6.95%	# I/F I/O	05/25/2036	1,628,178
4,366,060	Series 2006-9-2A1	0.00%	P/O	08/25/2036	2,225,019
4,366,060	Series 2006-9-2A2	6.00%	I/O	08/25/2036	853,082
19,171,594	Series 2006-AR12-1A1	2.49%	#	09/25/2036	18,043,269
9,790,313	Series 2006-AR13-A2	2.60%	#	09/25/2036	9,354,586
10,798,322	Series 2006-AR4-2A1	5.59%	#	04/25/2036	10,705,856
3,829,785	Series 2007-10-1A18	6.00%		07/25/2037	3,773,793
6,594,053	Series 2007-10-2A11	6.00%		07/25/2037	6,316,084
3,924,631	Series 2007-11-A14	6.00%		08/25/2037	3,924,105
7,833,154	Series 2007-11-A36	6.00%		08/25/2037	7,832,105
5,566,779	Series 2007-11-A96	6.00%		08/25/2037	5,566,033
68,494,782	Series 2007-14-1A1	6.00%		10/25/2037	69,691,796
42,819,282	Series 2007-2-1A1	6.00%		03/25/2037	42,099,597
2,478,084	Series 2007-2-1A18	5.75%		03/25/2037	2,417,367
5,581,301	Series 2007-2-1A9	6.00%		03/25/2037	5,487,493
2,947,686	Series 2007-2-3A2	5.25%		03/25/2037	3,036,081
4,030,788	Series 2007-3-1A3	6.00%		04/25/2037	4,036,842

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust, (Cont.)
$4,218,224	Series 2007-4-A11	6.50%		04/25/2037	4,185,590
16,203,645	Series 2007-4-A15	6.00%		04/25/2037	15,826,830
9,557,645	Series 2007-4-A3	6.00%		04/25/2037	9,335,382
10,079,817	Series 2007-4-A8	6.00%		04/25/2037	9,845,410
2,895,200	Series 2007-5-1A6	23.82%	# I/F	05/25/2037	3,910,077
12,779,852	Series 2007-6-A4	6.00%		05/25/2037	12,841,962
6,106,835	Series 2007-6-A6	6.00%		05/25/2037	6,136,514
18,684,098	Series 2007-7-A1	6.00%		06/25/2037	18,544,136
1,299,442	Series 2007-7-A32	5.75%		06/25/2037	1,279,116
42,075,213	Series 2007-7-A34	6.00%		06/25/2037	41,760,028
11,341,847	Series 2007-7-A36	6.00%		06/25/2037	11,256,885
3,875,605	Series 2007-7-A43	0.65%	#	06/25/2037	3,326,145
10,588,072	Series 2007-7-A49	6.00%		06/25/2037	10,508,756
4,482,429	Series 2007-7-A8	0.65%	#	06/25/2037	3,846,937
2,022,102	Series 2007-7-A9	38.07%	# I/F	06/25/2037	3,534,835
2,994,145	Series 2007-8-1A13	0.52%	#	07/25/2037	2,569,285
2,994,145	Series 2007-8-1A14	38.85%	# I/F	07/25/2037	5,362,191
48,654,863	Series 2007-8-1A16	6.00%		07/25/2037	48,612,485
32,466,642	Series 2007-8-1A2	6.00%		07/25/2037	32,438,363
4,589,840	Series 2007-8-1A20	6.00%		07/25/2037	4,585,843
20,542,004	Series 2007-8-1A22	6.00%		07/25/2037	20,524,112
14,272,071	Series 2007-8-1A3	6.00%		07/25/2037	14,259,839
16,713,472	Series 2007-8-2A9	6.00%		07/25/2037	17,096,461
9,209,800	Series 2007-9-1A5	5.50%		07/25/2037	9,512,632
84,793,289	Series 2007-AR9-A1	6.00%	#	12/28/2037	85,166,125

	Wells Fargo Mortgage Loan Trust,
21,544,330	Series 2012-RR1-A1	2.85%	#^	08/27/2037	21,707,834

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $9,245,811,091)				9,469,553,043

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 44.7%

	Federal Home Loan Mortgage Corporation,
20,442,072	Pool C03490	4.50%		08/01/2040	22,075,163
100,469,691	Pool C91388	3.50%		02/01/2032	104,663,193
52,218,396	Pool C91403	3.50%		03/01/2032	54,399,129
52,630,282	Pool C91413	3.50%		12/01/2031	54,829,093
25,985,903	Pool C91417	3.50%		01/01/2032	27,071,713
102,957,117	Pool C91447	3.50%		05/01/2032	107,259,495
107,519,823	Pool C91594	3.00%		01/01/2033	109,636,641
30,849,058	Pool C91596	3.00%		02/01/2033	31,456,405
17,624,175	Pool D98901	3.50%		01/01/2032	18,360,556
51,619,607	Pool D98923	3.50%		01/01/2032	53,776,391
40,183,426	Pool D99724	3.00%		11/01/2032	40,974,539
51,413,379	Pool G01840	5.00%		07/01/2035	56,857,565
11,890,649	Pool G04817	5.00%		09/01/2038	13,087,148
31,486,185	Pool G06172	5.50%		12/01/2038	35,069,308
43,407,640	Pool G06954	6.00%		05/01/2040	48,902,434
58,026,701	Pool G07011	6.00%		05/01/2040	65,363,346
113,114,176	Pool G08534	3.00%		06/01/2043	111,871,643
35,975,853	Pool G08537	3.00%		07/01/2043	35,580,666
179,172,151	Pool J22834	2.50%		03/01/2028	181,382,945
169,312,450	Pool Q16672	3.00%		03/01/2043	167,452,592
10,814,494	Pool Q23595	4.00%		12/01/2043	11,451,641
14,111,249	Pool Q24052	4.00%		01/01/2044	14,942,640
11,974,459	Pool Q24172	4.00%		01/01/2044	12,675,065
10,400,004	Pool Q24979	4.00%		02/01/2044	11,013,070
19,059,878	Pool T60392	4.00%		10/01/2041	19,930,014
15,019,790	Pool T60681	4.00%		05/01/2042	15,705,748
42,543,314	Pool T60782	3.50%		07/01/2042	43,084,750
60,562,637	Pool T60853	3.50%		09/01/2042	61,333,371
56,004,689	Pool T60854	3.50%		09/01/2042	56,717,427
6,705,768	Pool T65110	3.50%		10/01/2042	6,791,113
17,130,923	Pool T69016	5.00%		06/01/2041	18,619,320
1,231,983	Pool U60299	4.00%		11/01/2040	1,308,614
4,079,906	Series 2519-ZD	5.50%		11/15/2032	4,533,414
2,364,870	Series 2596-ZL	5.00%		04/15/2033	2,492,977
79,780,912	Series 267-30	3.00%		08/15/2042	79,068,102
1,322,354	Series 2684-ZN	4.00%		10/15/2033	1,389,416
147,220,201	Series 269-30	3.00%		08/15/2042	145,067,102
64,764,130	Series 274-30	3.00%		08/15/2042	63,971,029
8,162,544	Series 2750-ZT	5.00%		02/15/2034	8,606,273

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$176,754,877	Series 280-30	3.00%		09/15/2042	174,169,834
13,102,357	Series 2825-PZ	5.50%		07/15/2034	14,142,357
44,029,760	Series 284-300	3.00%		10/15/2042	43,646,453
13,226,151	Series 2898-JZ	5.00%		12/15/2034	14,188,095
25,665,796	Series 2899-AZ	5.00%		12/15/2034	27,844,309
21,016,419	Series 2909-Z	5.00%		12/15/2034	22,923,144
39,410,302	Series 2932-Z	5.00%		02/15/2035	42,312,102
3,446,512	Series 2990-JL	6.50%	# I/F I/O	03/15/2035	483,102
11,082,518	Series 3002-SN	6.35%	# I/F I/O	07/15/2035	2,139,018
7,411,552	Series 3030-SL	5.95%	# I/F I/O	09/15/2035	1,155,984
2,284,576	Series 3045-DI	6.58%	# I/F I/O	10/15/2035	442,140
19,591,437	Series 3116-Z	5.50%		02/15/2036	21,715,061
4,903,944	Series 3117-ZN	4.50%		02/15/2036	5,282,935
8,286,032	Series 3174-PZ	5.00%		01/15/2036	9,082,502
2,562,745	Series 3187-JZ	5.00%		07/15/2036	2,757,397
6,205,993	Series 3188-ZK	5.00%		07/15/2036	6,713,311
9,532,219	Series 3203-SE	6.35%	# I/F I/O	08/15/2036	1,596,318
16,470,670	Series 3203-Z	5.00%		07/15/2036	18,085,199
26,097,892	Series 3203-ZC	5.00%		07/15/2036	28,656,125
10,780,474	Series 3261-SA	6.28%	# I/F I/O	01/15/2037	1,823,347
11,199,556	Series 3267-BA	5.80%		11/15/2036	12,183,678
15,825,366	Series 3275-SC	5.93%	# I/F I/O	02/15/2037	2,188,306
10,213,517	Series 3315-HZ	6.00%		05/15/2037	11,259,197
28,650,524	Series 3326-GS	6.50%	# I/F I/O	06/15/2037	4,250,901
2,898,421	Series 3351-ZC	5.50%		07/15/2037	3,228,061
23,884,479	Series 3355-BI	5.90%	# I/F I/O	08/15/2037	3,695,297
2,925,094	Series 3369-Z	6.00%		09/15/2037	3,273,646
8,869,165	Series 3405-ZG	5.50%		01/15/2038	9,662,764
11,831,786	Series 3417-SI	6.03%	# I/F I/O	02/15/2038	1,323,612
16,988,537	Series 3423-GS	5.50%	# I/F I/O	03/15/2038	1,785,962
2,789,697	Series 3423-SG	5.50%	# I/F I/O	03/15/2038	311,809
3,182,638	Series 3451-S	5.88%	# I/F I/O	02/15/2037	462,445
3,772,788	Series 3455-SC	5.91%	# I/F I/O	06/15/2038	492,514
2,736,996	Series 3473-SM	5.92%	# I/F I/O	07/15/2038	280,799
13,552,761	Series 3484-SE	5.70%	# I/F I/O	08/15/2038	1,696,323
11,041,004	Series 3519-SD	5.40%	# I/F I/O	02/15/2038	1,261,801
4,687,667	Series 3524-LB	4.97%	#	06/15/2038	4,800,037
190,086	Series 3530-GZ	4.50%		05/15/2039	213,692
19,522,344	Series 3541-EI	6.60%	# I/F I/O	06/15/2039	2,886,837
6,429,467	Series 3545-SA	6.00%	# I/F I/O	06/15/2039	878,331
2,674,646	Series 3549-SA	5.65%	# I/F I/O	07/15/2039	273,683
21,491,075	Series 3577-LS	7.05%	# I/F I/O	08/15/2035	3,602,076
5,222,039	Series 3582-SA	5.85%	# I/F I/O	10/15/2049	693,708
6,622,346	Series 3583-GB	4.50%		10/15/2039	6,989,989
39,745,292	Series 3606-CS	6.20%	# I/F I/O	12/15/2039	6,902,946
10,073,683	Series 3616-SG	6.20%	# I/F I/O	03/15/2032	1,561,688
18,232,910	Series 3626-AZ	5.50%		08/15/2036	19,929,619
5,479,339	Series 3631-SE	6.25%	# I/F I/O	05/15/2039	472,374
24,345,626	Series 3641-Z	5.50%		02/15/2036	27,002,841
21,118,043	Series 3654-ZB	5.50%		11/15/2037	23,076,815
43,981,176	Series 3666-VZ	5.50%		08/15/2036	48,184,611
7,936,027	Series 3667-SB	6.30%	# I/F I/O	05/15/2040	1,262,590
11,723,314	Series 3688-CM	4.00%		07/15/2029	11,906,631
19,086,644	Series 3702-SG	5.90%	# I/F I/O	08/15/2032	2,899,956
8,200,350	Series 3704-EI	5.00%	I/O	12/15/2036	1,254,875
3,741,293	Series 3712-SG	24.23%	# I/F	08/15/2040	5,972,230
16,009,438	Series 3724-CM	5.50%		06/15/2037	17,740,659
144,113,708	Series 3725-CS	5.85%	# I/F I/O	05/15/2040	23,070,558
49,720,590	Series 3726-SA	5.90%	# I/F I/O	09/15/2040	7,635,452
98,000,000	Series 3738-BP	4.00%		12/15/2038	103,927,971
6,308,418	Series 3741-SC	9.69%	# I/F	10/15/2040	6,466,688
238,477	Series 3745-SY	9.69%	# I/F	10/15/2040	235,234
39,383,660	Series 3752-BS	9.69%	# I/F	11/15/2040	41,242,301
1,883,625	Series 3758-SM	9.69%	# I/F	11/15/2040	1,856,137
14,469,126	Series 3768-ZX	5.00%		12/15/2040	16,977,840
18,329,600	Series 3771-AL	4.00%		12/15/2030	19,092,423
18,761,630	Series 3779-BY	3.50%		12/15/2030	18,786,649
26,408,807	Series 3779-DZ	4.50%		12/15/2040	26,455,712
24,250,000	Series 3779-LB	4.00%		12/15/2030	25,637,524
2,689,783	Series 3779-SH	9.49%	# I/F	12/15/2040	2,674,405
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,585,067
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,015,545
14,940,310	Series 3786-SG	9.19%	# I/F	01/15/2041	14,959,890
11,731,674	Series 3788-AY	3.50%		01/15/2031	11,663,384

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$10,927,897	Series 3790-Z	4.00%		01/15/2041	11,367,013
11,576,855	Series 3795-VZ	4.00%		01/15/2041	11,678,882
916,011	Series 3798-SD	9.29%	# I/F	12/15/2040	928,704
18,244,266	Series 3800-VZ	4.50%		02/15/2041	19,899,440
12,514,542	Series 3803-ZM	4.00%		02/15/2041	12,826,986
69,385,942	Series 3806-CZ	5.50%		07/15/2034	78,160,003
18,000,000	Series 3808-DB	3.50%		02/15/2031	18,070,290
15,277,557	Series 3812-EY	3.50%		02/15/2031	15,258,529
12,872,596	Series 3818-CZ	4.50%		03/15/2041	13,597,535
19,387,895	Series 3819-ZU	5.50%		07/15/2034	21,369,095
35,500,000	Series 3824-EY	3.50%		03/15/2031	36,477,883
3,350,433	Series 3828-SW	12.74%	# I/F	02/15/2041	3,655,057
14,950,078	Series 3829-VZ	4.00%		03/15/2041	15,025,053
5,929,360	Series 3843-PZ	5.00%		04/15/2041	6,871,456
477,134	Series 3843-SC	12.89%	# I/F	04/15/2041	487,959
2,798,997	Series 3845-LS	12.89%	# I/F	03/15/2041	2,927,917
60,621,256	Series 3863-ZA	5.50%		08/15/2034	66,880,674
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,037,163
73,035,798	Series 3871-LZ	5.50%		06/15/2041	85,028,020
45,248,782	Series 3872-BA	4.00%		06/15/2041	47,080,521
33,433,188	Series 3877-EY	4.50%		06/15/2041	35,518,199
12,378,000	Series 3877-GY	4.50%		06/15/2041	13,274,860
52,844,434	Series 3877-ZU	4.50%		06/15/2041	56,870,123
30,072,188	Series 3888-ZG	4.00%		07/15/2041	31,750,832
18,445,532	Series 3888-ZU	4.50%		06/15/2041	20,292,650
19,889,819	Series 3900-SB	5.82%	# I/F I/O	07/15/2041	2,660,140
40,207,804	Series 3901-VZ	4.00%		07/15/2041	40,457,233
20,993,610	Series 3910-GZ	5.00%		08/15/2041	22,812,161
9,330,494	Series 3910-ZE	5.00%		10/15/2034	10,104,771
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,362,490
27,184,323	Series 3919-ZJ	4.00%		09/15/2041	27,172,797
528,299	Series 3924-US	9.25%	# I/F	09/15/2041	512,814
8,774,655	Series 3942-JZ	4.00%		10/15/2041	8,841,926
11,235,268	Series 3944-AZ	4.00%		10/15/2041	11,477,517
15,909,694	Series 3946-SM	14.24%	# I/F	10/15/2041	17,935,639
7,728,637	Series 3957-DZ	3.50%		11/15/2041	7,214,079
10,000,000	Series 3964-VM	4.00%		11/15/2034	10,574,230
50,726,301	Series 3969-AB	4.00%		10/15/2033	53,227,970
10,976,785	Series 3982-AZ	3.50%		01/15/2042	10,213,152
55,151,758	Series 3990-ZA	3.50%		01/15/2042	52,348,587
46,564,158	Series 3999-ZB	4.00%		02/15/2042	47,210,166
26,401,798	Series 4016-KZ	4.00%		03/15/2042	26,405,230
35,212,846	Series 4050-BC	2.00%		05/15/2041	33,332,392
65,640,632	Series 4057-ZA	4.00%		06/15/2042	65,831,810
65,400,749	Series 4084-TZ	4.00%		07/15/2042	65,409,774
16,346,936	Series 4097-TG	2.00%		05/15/2039	15,851,894
37,047,191	Series 4097-ZA	3.50%		08/15/2042	34,089,380
97,063,000	Series 4109-GE	4.50%		10/15/2041	105,103,408
63,611,032	Series 4109-KD	3.00%		05/15/2032	65,422,229
5,645,344	Series 4121-AV	3.00%		12/15/2035	5,598,511
87,317,369	Series 4160-HP	2.50%		01/15/2033	87,567,970
26,677,386	Series 4162-ZJ	3.00%		02/15/2033	24,509,342
37,996,128	Series 4174-Z	3.50%		03/15/2043	36,043,925
93,752,373	Series 4179-AZ	4.00%		01/15/2041	95,293,099
23,491,021	Series 4186-ZJ	3.00%		03/15/2033	23,061,805
13,000,000	Series 4189-ML	3.00%		04/15/2038	12,459,811
214,703,755	Series 4212-US	5.21%	# I/F	06/15/2043	189,888,166
93,786,960	Series 4223-US	5.24%	# I/F	07/15/2043	78,378,832
26,454,162	Series 4229-TZ	3.00%		06/15/2043	22,644,393
19,668,172	Series 4250-BZ	3.00%		09/15/2033	17,995,561
19,367,741	Series 4267-BZ	4.00%		10/15/2040	19,755,638
49,192,695	Series 4360-KA	3.00%		05/15/2040	50,014,778
81,359,193	Series 4375-CG	3.00%		04/15/2039	83,478,925
52,321,642	Series 4377-UZ	3.00%		08/15/2044	44,630,151
40,000,000	Series 4384-A	3.00%		12/15/2040	40,829,980
17,662,408	Series 4386-US	7.86%	# I/F	09/15/2044	16,381,883
85,965,000	Series 4391-MA	3.00%		07/15/2040	87,147,019
172,321,798	Series R003-ZA	5.50%		10/15/2035	191,283,054

	Federal National Mortgage Association
70,000,000		4.38%		10/15/2015	73,044,230

	Federal National Mortgage Association
100,000,000		1.63%		10/26/2015	101,515,800
2,090,941	Series 2002-70-QZ	5.50%		11/25/2032	2,260,983

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
$3,175,204	Series 2002-75-ZG	5.50%		11/25/2032	3,433,714
3,317,480	Series 2003-117-KS	6.95%	# I/F I/O	08/25/2033	329,443
36,076,131	Series 2003-129-ZT	5.50%		01/25/2034	39,739,518
8,594,446	Series 2003-29-ZL	5.00%		04/25/2033	9,402,693
4,406,901	Series 2003-64-ZG	5.50%		07/25/2033	4,760,473
22,165,713	Series 2003-84-PZ	5.00%		09/25/2033	24,003,162
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2033	21,096,104
9,191,563	Series 2004-46-PJ	5.85%	# I/F I/O	03/25/2034	1,224,473
7,059,588	Series 2004-51-XP	7.55%	# I/F I/O	07/25/2034	1,511,192
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,574,340
5,837,879	Series 2004-W4-A5	5.50%		06/25/2034	6,187,512
672,729	Series 2005-107-EG	4.50%		01/25/2026	721,190
2,280,947	Series 2005-37-ZK	4.50%		05/25/2035	2,470,082
17,615,689	Series 2005-87-SE	5.90%	# I/F I/O	10/25/2035	2,784,963
14,326,012	Series 2005-87-SG	6.55%	# I/F I/O	10/25/2035	2,344,307
11,219,154	Series 2006-101-SA	6.43%	# I/F I/O	10/25/2036	1,907,238
4,474,980	Series 2006-123-LI	6.17%	# I/F I/O	01/25/2037	795,748
6,025,745	Series 2006-16-HZ	5.50%		03/25/2036	6,683,425
20,463,491	Series 2006-56-SM	6.60%	# I/F I/O	07/25/2036	3,404,120
23,691,113	Series 2006-60-YI	6.42%	# I/F I/O	07/25/2036	4,934,027
3,131,014	Series 2006-93-SN	6.45%	# I/F I/O	10/25/2036	571,947
12,110,991	Series 2007-109-VZ	5.00%		10/25/2035	13,515,127
3,304,646	Series 2007-116-BI	6.10%	# I/F I/O	05/25/2037	387,464
19,486,697	Series 2007-14-PS	6.66%	# I/F I/O	03/25/2037	2,919,526
303,980	Series 2007-2-SH	32.08%	# I/F	08/25/2036	327,926
8,744,948	Series 2007-30-OI	6.29%	# I/F I/O	04/25/2037	1,597,814
2,437,967	Series 2007-30-SI	5.96%	# I/F I/O	04/25/2037	310,279
9,995,599	Series 2007-32-SG	5.95%	# I/F I/O	04/25/2037	1,286,135
8,322,916	Series 2007-57-SX	6.47%	# I/F I/O	10/25/2036	1,321,619
15,503,152	Series 2007-60-VZ	6.00%		07/25/2037	17,385,328
6,909,379	Series 2007-71-GZ	6.00%		07/25/2047	7,761,154
9,421,508	Series 2007-75-ID	5.72%	# I/F I/O	08/25/2037	1,205,025
1,390,691	Series 2007-93-SB	4.00%	# I/F I/O	01/25/2036	26,326
4,477,661	Series 2007-9-SD	6.50%	# I/F I/O	03/25/2037	589,790
4,058,837	Series 2008-27-B	5.50%		04/25/2038	4,391,567
12,678,479	Series 2008-29-ZA	4.50%		04/25/2038	13,525,763
22,551,974	Series 2008-48-BE	5.00%		06/25/2034	24,307,600
5,786,949	Series 2008-48-SD	5.85%	# I/F I/O	06/25/2037	809,324
5,039,556	Series 2008-53-LI	6.00%	# I/F I/O	07/25/2038	606,944
6,366,299	Series 2008-57-SE	5.85%	# I/F I/O	02/25/2037	757,187
3,556,737	Series 2008-5-MS	6.10%	# I/F I/O	02/25/2038	460,101
5,087,297	Series 2008-61-SC	5.85%	# I/F I/O	07/25/2038	718,168
4,981,434	Series 2008-62-SC	5.85%	# I/F I/O	07/25/2038	702,823
7,069,363	Series 2008-65-SA	5.85%	# I/F I/O	08/25/2038	934,493
10,464,298	Series 2008-81-LP	5.50%		09/25/2038	11,314,261
27,194,692	Series 2009-106-EZ	4.50%		01/25/2040	28,609,877
7,339,455	Series 2009-111-SE	6.10%	# I/F I/O	01/25/2040	919,090
1,862,138	Series 2009-16-MZ	5.00%		03/25/2029	2,011,985
16,006,829	Series 2009-42-SI	5.85%	# I/F I/O	06/25/2039	1,787,054
7,870,378	Series 2009-42-SX	5.85%	# I/F I/O	06/25/2039	1,036,587
7,239,680	Series 2009-47-SA	5.95%	# I/F I/O	07/25/2039	980,283
2,851,529	Series 2009-48-WS	5.80%	# I/F I/O	07/25/2039	389,007
15,699,471	Series 2009-49-S	6.60%	# I/F I/O	07/25/2039	2,423,881
2,534,668	Series 2009-51-BZ	4.50%		07/25/2039	2,649,278
5,058,580	Series 2009-54-EZ	5.00%		07/25/2039	5,494,106
6,319,302	Series 2009-70-SA	5.65%	# I/F I/O	09/25/2039	844,584
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	10,701,060
11,765,820	Series 2009-83-Z	4.50%		10/25/2039	12,435,195
29,880,579	Series 2009-85-ES	7.08%	# I/F I/O	01/25/2036	5,899,864
37,800,782	Series 2009-85-JS	6.60%	# I/F I/O	10/25/2039	6,780,307
9,357,532	Series 2009-90-IB	5.57%	# I/F I/O	04/25/2037	1,205,788
5,128,978	Series 2009-94-BC	5.00%		11/25/2039	5,613,354
33,182,348	Series 2010-101-SA	4.33%	# I/F I/O	09/25/2040	3,816,501
20,838,993	Series 2010-101-ZC	4.50%		09/25/2040	22,516,459
58,863,819	Series 2010-101-ZH	4.50%		07/25/2040	63,396,274
15,611,572	Series 2010-10-SA	6.20%	# I/F I/O	02/25/2040	2,078,996
8,783,970	Series 2010-10-ZA	4.50%		02/25/2040	9,331,695
4,691,293	Series 2010-111-S	5.80%	# I/F I/O	10/25/2050	675,554
12,868,816	Series 2010-116-Z	4.00%		10/25/2040	13,680,202
9,972,234	Series 2010-117-SA	4.35%	# I/F I/O	10/25/2040	940,795
16,410,490	Series 2010-120-KD	4.00%		10/25/2040	17,080,899
65,339,306	Series 2010-121-SD	4.35%	# I/F I/O	10/25/2040	6,382,343
242,685	Series 2010-126-SU	53.30%	# I/F	11/25/2040	879,325
178,693	Series 2010-126-SX	14.54%	# I/F	11/25/2040	269,870

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$12,839,683	Series 2010-128-HZ	4.00%		11/25/2040	13,210,127
13,235,008	Series 2010-132-Z	4.50%		11/25/2040	14,353,433
88,008	Series 2010-137-VS	14.54%	# I/F	12/25/2040	122,174
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,845,364
17,915,944	Series 2010-142-AZ	4.00%		12/25/2040	18,217,900
31,361,700	Series 2010-150-ZA	4.00%		01/25/2041	31,545,841
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	4,838,352
30,318,764	Series 2010-16-SA	5.30%	# I/F I/O	03/25/2040	3,893,141
3,447,323	Series 2010-21-DZ	5.00%		03/25/2040	3,838,094
7,018,019	Series 2010-21-KS	4.80%	# I/F I/O	03/25/2040	692,515
2,946,154	Series 2010-2-GS	6.30%	# I/F I/O	12/25/2049	357,850
7,606,495	Series 2010-2-MS	6.10%	# I/F I/O	02/25/2050	1,108,740
12,605,594	Series 2010-31-SA	4.85%	# I/F I/O	04/25/2040	1,252,741
19,249,229	Series 2010-31-VZ	4.00%		04/25/2040	20,117,417
15,719,847	Series 2010-34-PS	4.78%	# I/F I/O	04/25/2040	1,583,746
3,649,970	Series 2010-35-ES	6.30%	# I/F I/O	04/25/2040	515,793
5,160,268	Series 2010-35-SV	6.30%	# I/F I/O	04/25/2040	660,947
5,957,754	Series 2010-46-MS	4.80%	# I/F I/O	05/25/2040	643,124
23,616,940	Series 2010-49-ZW	4.50%		05/25/2040	25,830,083
6,309,328	Series 2010-4-SK	6.08%	# I/F I/O	02/25/2040	1,148,806
4,314,047	Series 2010-58-ES	12.07%	# I/F	06/25/2040	4,899,113
16,570,795	Series 2010-59-MS	5.62%	# I/F I/O	06/25/2040	2,476,123
38,460,917	Series 2010-59-PS	6.30%	# I/F I/O	03/25/2039	4,768,327
19,037,772	Series 2010-59-SC	4.85%	# I/F I/O	01/25/2040	2,096,990
4,856,468	Series 2010-60-VZ	5.00%		10/25/2039	5,122,768
2,719,587	Series 2010-61-EL	4.50%		06/25/2040	2,894,097
13,514,243	Series 2010-64-EZ	5.00%		06/25/2040	14,788,886
39,447,046	Series 2010-76-ZK	4.50%		07/25/2040	43,368,851
20,499,017	Series 2010-79-CZ	4.00%		07/25/2040	21,142,400
35,348,782	Series 2010-79-VZ	4.50%		07/25/2040	38,982,866
16,017,921	Series 2010-84-ZC	4.50%		08/25/2040	16,940,337
32,035,774	Series 2010-84-ZD	4.50%		08/25/2040	33,880,602
36,966,647	Series 2010-84-ZG	4.50%		08/25/2040	39,169,228
4,179,790	Series 2010-90-SA	5.70%	# I/F I/O	08/25/2040	531,365
6,710,318	Series 2010-94-Z	4.50%		08/25/2040	7,270,478
8,668,587	Series 2010-99-SG	24.23%	# I/F	09/25/2040	14,091,267
8,937,181	Series 2010-9-DS	5.15%	# I/F I/O	02/25/2040	1,088,860
31,748,920	Series 2011-106-LZ	3.50%		10/25/2041	30,306,741
520,021	Series 2011-110-LS	9.79%	# I/F	11/25/2041	592,478
23,520,745	Series 2011-111-CZ	4.00%		11/25/2041	24,592,067
7,692,452	Series 2011-111-EZ	5.00%		11/25/2041	8,525,736
15,729,375	Series 2011-111-VZ	4.00%		11/25/2041	15,961,226
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	33,127,920
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	29,187,639
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	38,881,228
5,497,310	Series 2011-17-SA	6.32%	# I/F I/O	03/25/2041	843,806
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	10,999,456
4,744,126	Series 2011-27-BS	8.69%	# I/F	04/25/2041	4,795,468
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	55,569,752
17,365,283	Series 2011-2-GZ	4.00%		02/25/2041	17,519,955
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,367,945
18,775,528	Series 2011-36-VZ	4.50%		05/25/2041	20,213,715
28,548,512	Series 2011-37-Z	4.50%		05/25/2041	30,641,988
7,631,665	Series 2011-38-BZ	4.00%		05/25/2041	7,830,866
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	8,725,142
17,342,139	Series 2011-40-LZ	4.50%		05/25/2041	18,916,996
25,470,191	Series 2011-42-MZ	4.50%		05/25/2041	28,109,629
17,162,980	Series 2011-45-ZA	4.00%		05/25/2031	17,735,597
27,529,546	Series 2011-45-ZB	4.50%		05/25/2041	29,496,133
11,000,000	Series 2011-48-SC	8.89%	# I/F	06/25/2041	11,092,316
26,521,927	Series 2011-58-SA	6.40%	# I/F I/O	07/25/2041	4,627,700
5,521,587	Series 2011-59-MA	4.50%		07/25/2041	5,906,264
13,969,748	Series 2011-60-EL	3.00%		07/25/2026	13,813,922
17,078,733	Series 2011-63-ZE	4.00%		08/25/2038	17,907,931
53,141,477	Series 2011-64-DB	4.00%		07/25/2041	55,095,569
12,000,000	Series 2011-74-KL	5.00%		06/25/2040	13,338,702
23,323,036	Series 2011-77-Z	3.50%		08/25/2041	22,127,894
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	22,534,625
22,884,957	Series 2011-99-CZ	4.50%		10/25/2041	25,429,180
104,532,501	Series 2011-99-DZ	5.00%		10/25/2041	117,002,601
11,079,403	Series 2012-104-Z	3.50%		09/25/2042	10,021,985
17,176,680	Series 2012-111-LB	3.50%		05/25/2041	17,587,297
77,518,298	Series 2012-111-MJ	4.00%		04/25/2042	81,401,499
45,314,465	Series 2012-114-DC	2.00%		08/25/2039	43,558,801

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$164,136,022	Series 2012-122-AD	2.00%		02/25/2040	156,183,385
113,668,700	Series 2012-122-DB	3.00%		11/25/2042	111,587,994
122,885,486	Series 2012-125-LA	3.00%		11/25/2042	120,132,052
15,924,113	Series 2012-133-PB	6.50%		04/25/2042	18,274,050
79,158,768	Series 2012-144-PT	4.42%	#	11/25/2049	82,912,199
9,423,699	Series 2012-14-BZ	4.00%		03/25/2042	9,662,420
20,428,170	Series 2012-15-PZ	4.00%		03/25/2042	20,967,535
16,417,294	Series 2012-20-ZT	3.50%		03/25/2042	15,509,647
49,724,422	Series 2012-30-DZ	4.00%		04/25/2042	50,497,239
40,884,525	Series 2012-31-Z	4.00%		04/25/2042	41,135,515
24,171,307	Series 2012-63-EB	2.00%		08/25/2040	23,222,365
29,373,615	Series 2012-74-Z	4.00%		07/25/2042	29,453,761
18,219,150	Series 2012-80-EA	2.00%		04/25/2042	16,690,208
21,797,636	Series 2012-86-ZC	3.50%		08/25/2042	20,226,037
30,369,817	Series 2012-96-VZ	3.50%		09/25/2042	27,730,923
79,112,222	Series 2012-98-BG	4.50%		08/25/2040	84,101,672
105,590,297	Series 2012-99-QE	3.00%		09/25/2042	105,605,397
24,694,859	Series 2013-41-ZH	3.00%		05/25/2033	24,169,668
19,292,416	Series 2013-51-HS	5.21%	# I/F	04/25/2043	16,078,785
10,655,446	Series 2013-53-AB	1.50%		03/25/2028	10,210,539
9,658,160	Series 2013-58-SC	5.77%	# I/F	06/25/2043	7,892,077
9,410,246	Series 2013-6-ZH	1.50%		02/25/2043	7,189,372
118,448,634	Series 2013-81-ZQ	3.00%		08/25/2043	101,081,873
26,854,141	Series 2014-37-ZY	2.50%		07/25/2044	20,525,265
15,749,995	Series 2014-46-NZ	3.00%	#	06/25/2043	14,316,060
94,101,670	Series 2014-55-MA	3.00%		10/25/2039	96,392,951
50,716,999	Series 2014-60-EZ	3.00%		10/25/2044	42,594,367
26,490,656	Series 400-S4	5.30%	# I/F I/O	11/25/2039	3,441,600
167,427,089	Series 412-A3	3.00%		08/25/2042	165,268,595

	Federal National Mortgage Association Pass-Thru,
25,683,298	Pool 555743	5.00%		09/01/2033	28,412,293
27,425,263	Pool 735141	5.50%		01/01/2035	30,746,086
10,162,930	Pool 735230	5.50%		02/01/2035	11,392,755
19,127,416	Pool 735382	5.00%		04/01/2035	21,156,644
31,681,273	Pool 735402	5.00%		04/01/2035	35,038,002
22,540,027	Pool 735484	5.00%		05/01/2035	24,938,004
8,364,609	Pool 735667	5.00%		07/01/2035	9,253,958
7,326,705	Pool 735893	5.00%		10/01/2035	8,103,195
18,505,235	Pool 745275	5.00%		02/01/2036	20,463,510
2,552,793	Pool 745571	4.00%		01/01/2019	2,705,903
865,307	Pool 888695	5.00%		08/01/2037	954,524
3,417,267	Pool 888968	5.00%		08/01/2035	3,782,111
10,301,431	Pool 889509	6.00%		05/01/2038	11,632,693
20,376,435	Pool 889662	6.00%		06/01/2038	23,008,744
23,828,293	Pool 890549	4.00%		11/01/2043	25,255,610
3,103,577	Pool 929321	5.50%		03/01/2038	3,453,813
2,225,244	Pool 931104	5.00%		05/01/2039	2,464,218
1,719,389	Pool 961410	6.00%		01/01/2038	1,941,506
656,136	Pool 975116	5.00%		05/01/2038	723,786
6,512,152	Pool 982036	6.00%		05/01/2038	7,353,418
7,573,383	Pool 985190	6.00%		08/01/2038	8,551,742
3,776,622	Pool 986864	6.50%		08/01/2038	4,277,652
4,966,606	Pool 987316	6.50%		09/01/2038	5,733,220
17,444,065	Pool 995070	5.50%		08/01/2037	19,554,027
64,641,704	Pool 995112	5.50%		07/01/2036	72,446,319
33,418,366	Pool 995203	5.00%		07/01/2035	36,970,971
2,756,166	Pool 995581	6.00%		01/01/2039	3,112,219
57,073,940	Pool 995849	5.00%		08/01/2036	63,143,692
42,484,546	Pool AB2123	4.00%		01/01/2031	45,440,519
722,986	Pool AB2370	4.50%		09/01/2035	767,554
6,492,114	Pool AB3713	4.00%		10/01/2031	6,941,237
22,111,387	Pool AB3796	3.50%		11/01/2031	23,078,294
12,569,873	Pool AB3850	4.00%		11/01/2041	13,135,409
25,293,320	Pool AB3923	4.00%		11/01/2041	26,430,922
66,305,463	Pool AB4167	3.50%		01/01/2032	69,208,983
67,425,697	Pool AB4261	3.50%		01/01/2032	70,375,746
12,961,030	Pool AB5084	3.50%		05/01/2032	13,529,207
25,963,176	Pool AB5156	3.50%		05/01/2032	27,101,306
40,990,301	Pool AB5212	3.50%		05/01/2032	42,778,480
17,655,793	Pool AB5243	4.00%		05/01/2042	18,449,557
58,008,596	Pool AB5911	3.00%		08/01/2032	59,133,663
24,275,941	Pool AB6349	3.00%		10/01/2032	24,748,168
69,578,299	Pool AB6750	3.00%		10/01/2032	70,931,782
34,447,360	Pool AB6751	3.00%		10/01/2032	35,117,458

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$135,465,501	Pool AB7077	3.00%	11/01/2042	133,904,081
111,748,608	Pool AB7344	3.00%	12/01/2032	113,922,454
45,883,685	Pool AB7776	3.00%	02/01/2043	45,240,892
26,907,204	Pool AB8418	3.00%	02/01/2033	27,429,882
41,343,585	Pool AB8520	3.00%	02/01/2033	41,994,241
42,332,572	Pool AB8703	3.00%	03/01/2038	42,245,065
23,419,451	Pool AB8858	3.00%	04/01/2033	23,787,777
34,718,140	Pool AB9020	3.00%	04/01/2038	34,646,399
36,074,294	Pool AB9197	3.00%	05/01/2033	36,642,086
112,044,349	Pool AB9406	3.00%	05/01/2033	113,807,842
23,748,467	Pool AB9409	3.00%	05/01/2033	24,122,248
1,299,652	Pool AC1032	5.00%	06/01/2040	1,414,976
63,278,580	Pool AD0189	5.50%	02/01/2039	70,852,679
28,476,976	Pool AD0500	5.50%	09/01/2036	31,957,589
1,590,924	Pool AD2177	4.50%	06/01/2030	1,732,679
3,136,778	Pool AD6438	5.00%	06/01/2040	3,466,605
478,965	Pool AD7018	5.00%	04/01/2040	521,588
2,193,144	Pool AD7859	5.00%	06/01/2040	2,427,635
4,539,701	Pool AH1140	4.50%	12/01/2040	4,830,626
19,103,634	Pool AH4437	4.00%	01/01/2041	19,962,888
4,707,350	Pool AH7309	4.00%	02/01/2031	5,034,543
22,509,398	Pool AH9323	4.00%	04/01/2026	24,029,029
3,743,530	Pool AI8889	4.00%	08/01/2041	3,911,257
18,339,499	Pool AI9831	4.00%	09/01/2041	19,161,092
5,495,875	Pool AJ1265	4.00%	09/01/2041	5,742,008
7,013,785	Pool AJ1399	4.00%	09/01/2041	7,328,257
24,645,906	Pool AJ1467	4.00%	10/01/2041	25,753,553
11,576,898	Pool AJ3392	4.00%	10/01/2041	12,097,635
6,055,181	Pool AJ3854	4.00%	10/01/2041	6,327,737
78,139,351	Pool AJ4118	4.00%	11/01/2041	81,645,936
21,107,219	Pool AJ4131	4.00%	10/01/2041	22,055,431
5,312,103	Pool AJ5172	4.00%	11/01/2041	5,551,024
35,874,110	Pool AJ7677	3.50%	12/01/2041	36,381,886
9,377,293	Pool AJ8334	4.00%	12/01/2041	9,798,884
68,322,999	Pool AK0713	3.50%	01/01/2032	71,317,685
19,534,471	Pool AK4039	4.00%	02/01/2042	20,412,199
14,468,971	Pool AK4763	4.00%	02/01/2042	15,120,288
17,746,777	Pool AK9438	4.00%	03/01/2042	18,544,794
25,310,039	Pool AK9439	4.00%	03/01/2042	26,446,479
3,165,409	Pool AK9446	4.50%	03/01/2042	3,363,581
19,739,919	Pool AL1485	6.00%	01/01/2040	22,290,000
10,189,847	Pool AL1548	6.00%	07/01/2039	11,545,263
20,354,176	Pool AL1554	6.00%	01/01/2040	23,081,613
40,848,945	Pool AL1690	6.00%	05/01/2041	46,140,054
56,616,921	Pool AL1744	6.00%	10/01/2040	63,987,160
17,662,481	Pool AL1745	6.00%	03/01/2040	19,944,190
19,796,540	Pool AL1793	6.00%	01/01/2041	22,385,296
136,191,248	Pool AL3038	3.00%	01/01/2033	138,840,666
179,915,476	Pool AL3699	3.00%	06/01/2043	177,392,880
90,643,905	Pool AL3883	3.00%	07/01/2043	89,373,460
10,448,436	Pool AL4292	4.50%	04/01/2026	11,137,639
18,727,859	Pool AL4312	4.00%	10/01/2043	19,849,730
74,276,470	Pool AO2980	4.00%	05/01/2042	77,615,384
123,592,322	Pool AP4787	3.50%	09/01/2042	125,337,833
119,198,217	Pool AP4789	3.50%	09/01/2042	120,885,867
6,291,903	Pool MA0264	4.50%	12/01/2029	6,850,894
133,367	Pool MA0315	4.50%	01/01/2025	136,988
25,010,057	Pool MA0353	4.50%	03/01/2030	27,370,725
5,647,561	Pool MA0406	4.50%	05/01/2030	6,150,203
471,390	Pool MA0445	5.00%	06/01/2040	508,622
1,892,930	Pool MA0459	4.00%	07/01/2020	2,005,650
1,420,154	Pool MA0468	5.00%	07/01/2040	1,531,585
6,054,448	Pool MA0502	4.00%	08/01/2020	6,414,920
2,594,651	Pool MA0517	4.00%	09/01/2020	2,748,986
7,583,520	Pool MA0534	4.00%	10/01/2030	8,109,221
15,856,105	Pool MA0536	4.00%	10/01/2020	16,798,631
19,196,995	Pool MA0580	4.00%	11/01/2020	20,344,949
1,518,586	Pool MA0587	4.00%	12/01/2030	1,623,886
38,234,228	Pool MA0616	4.00%	01/01/2031	40,886,975
18,011,403	Pool MA0896	4.00%	11/01/2041	18,822,530
258,770,166	Pool MA0919	3.50%	12/01/2031	270,104,703
110,086,214	Pool MA0949	3.50%	01/01/2032	114,905,183
128,292,542	Pool MA0976	3.50%	02/01/2032	133,915,896
62,444,345	Pool MA1010	3.50%	03/01/2032	65,181,484

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$19,616,245	Pool MA1039	3.50%		04/01/2042	19,893,978
83,391,713	Pool MA1059	3.50%		05/01/2032	87,047,319
12,003,392	Pool MA1068	3.50%		05/01/2042	12,173,337
181,361,090	Pool MA1084	3.50%		06/01/2032	189,311,573
27,746,455	Pool MA1093	3.50%		06/01/2042	28,139,238
26,893,902	Pool MA1094	4.00%		06/01/2042	28,107,139
108,115,894	Pool MA1107	3.50%		07/01/2032	112,849,267
259,708,725	Pool MA1117	3.50%		07/01/2042	263,385,844
300,131,413	Pool MA1136	3.50%		08/01/2042	304,376,883
70,889,326	Pool MA1138	3.50%		08/01/2032	73,995,928
82,367,611	Pool MA1179	3.50%		09/01/2042	83,533,824
14,050,090	Pool MA1201	3.50%		10/01/2032	14,665,675
187,544,489	Pool MA1209	3.50%		10/01/2042	190,199,901
420,651,833	Pool MA1237	3.00%		11/01/2032	428,827,324
11,290,786	Pool MA1242	3.50%		11/01/2042	11,450,653
321,838,430	Pool MA1275	3.00%		12/01/2032	328,097,959
43,379,206	Pool MA1338	3.00%		02/01/2033	44,223,107
170,114,943	Pool MA1366	3.00%		03/01/2033	173,424,419
103,657,303	Pool MA1401	3.00%		04/01/2033	105,288,681
186,295,030	Pool MA1459	3.00%		06/01/2033	189,227,275
23,070,984	Pool MA1490	3.00%		07/01/2033	23,434,121
20,203,283	Pool MA3894	4.00%		09/01/2031	21,605,736

	Government National Mortgage Association,
14,700,000	Series 2003-67-SP	6.95%	# I/F I/O	08/20/2033	4,553,522
12,996,024	Series 2003-86-ZK	5.00%		10/20/2033	14,191,652
5,901,732	Series 2004-49-Z	6.00%		06/20/2034	6,599,163
5,924,718	Series 2004-80-PH	5.00%		07/20/2034	6,310,343
13,383,597	Series 2004-83-CS	5.93%	# I/F I/O	10/20/2034	1,934,935
3,212,856	Series 2005-21-Z	5.00%		03/20/2035	3,586,017
21,028,608	Series 2005-39-ZB	5.00%		07/20/2034	23,043,569
919,557	Series 2006-24-CX	38.84%	# I/F	05/20/2036	2,010,128
20,531,400	Series 2007-26-SJ	4.54%	# I/F I/O	04/20/2037	1,877,083
10,010,908	Series 2008-2-SM	6.35%	# I/F I/O	01/16/2038	1,559,543
17,604,738	Series 2008-42-AI	7.54%	# I/F I/O	05/16/2038	3,466,630
8,375,064	Series 2008-43-SH	6.18%	# I/F I/O	05/20/2038	1,235,387
9,690,055	Series 2008-51-SC	6.10%	# I/F I/O	06/20/2038	1,481,339
5,953,169	Series 2008-51-SE	6.10%	# I/F I/O	06/16/2038	885,279
3,744,456	Series 2008-82-SM	5.90%	# I/F I/O	09/20/2038	523,300
6,264,208	Series 2008-83-SD	6.41%	# I/F I/O	11/16/2036	1,144,459
14,909,519	Series 2009-106-VZ	4.50%		11/20/2039	16,172,609
11,694,464	Series 2009-10-NS	6.50%	# I/F I/O	02/16/2039	2,087,051
6,357,760	Series 2009-24-SN	5.95%	# I/F I/O	09/20/2038	742,149
16,317,197	Series 2009-32-ZE	4.50%		05/16/2039	17,614,031
69,887,325	Series 2009-35-DZ	4.50%		05/20/2039	75,222,279
6,199	Series 2009-41-ZQ	4.50%		06/16/2039	6,635
10,864,211	Series 2009-48-Z	5.00%		06/16/2039	11,906,528
2,900,331	Series 2009-50-KP	4.50%		06/20/2039	3,091,427
9,133,392	Series 2009-69-TS	6.05%	# I/F I/O	04/16/2039	1,123,695
10,014,367	Series 2009-75-GZ	4.50%		09/20/2039	10,649,277
12,832,136	Series 2009-87-IG	6.59%	# I/F I/O	03/20/2037	1,605,970
74,161,168	Series 2010-106-PS	5.90%	# I/F I/O	03/20/2040	10,723,586
23,290,341	Series 2010-1-SA	5.60%	# I/F I/O	01/16/2040	3,149,497
3,152,289	Series 2010-25-ZB	4.50%		02/16/2040	3,562,433
76,624,568	Series 2010-26-QS	6.10%	# I/F I/O	02/20/2040	14,205,750
12,767,000	Series 2010-42-AY	5.00%		11/20/2039	13,753,908
17,648,442	Series 2010-42-ES	5.53%	# I/F I/O	04/20/2040	2,837,255
5,389,107	Series 2010-61-AS	6.40%	# I/F I/O	09/20/2039	738,203
51,651,882	Series 2010-62-SB	5.60%	# I/F I/O	05/20/2040	8,095,043
8,409,001	Series 2010-62-ZG	5.50%		05/16/2040	9,477,566
1,224,786	Series 2011-12-PO	0.00%	P/O	12/20/2040	865,724
7,833,334	Series 2011-18-SN	9.19%	# I/F	12/20/2040	8,373,848
8,333,334	Series 2011-18-YS	9.19%	# I/F	12/20/2040	8,908,289
11,658,640	Series 2011-51-UZ	4.50%		04/20/2041	12,412,015
9,125,363	Series 2011-69-OC	0.00%	P/O	05/20/2041	8,012,882
73,609,965	Series 2011-69-SB	5.20%	# I/F I/O	05/20/2041	9,375,326
24,237,191	Series 2011-71-ZA	4.50%		02/20/2041	26,051,914
27,745,538	Series 2011-72-AS	5.23%	# I/F I/O	05/20/2041	3,770,963
24,430,316	Series 2011-72-DO	0.00%	P/O	03/16/2033	24,055,533
19,044,119	Series 2011-72-SK	6.00%	# I/F I/O	05/20/2041	2,982,480
23,204,025	Series 2012-105-SE	6.05%	# I/F I/O	01/20/2041	3,360,463
35,285,784	Series 2012-52-PN	2.00%		12/20/2039	34,490,089
53,594,243	Series 2013-136-CS	6.05%	# I/F I/O	09/16/2043	9,290,005
17,321,419	Series 2013-182-WZ	2.50%		12/20/2043	14,200,481

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
$53,394,174	Series 2013-182-ZW	2.50%		12/20/2043	41,724,344
81,908,029	Series 2014-39-SK	6.05%	# I/F I/O	03/20/2044	12,523,770
57,077,097	Series 2014-59-DS	6.10%	# I/F I/O	04/16/2044	8,345,014

	Total US Government / Agency Mortgage Backed Obligations (Cost $15,839,875,463)				16,051,429,108

US GOVERNMENT BONDS AND NOTES 5.4%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,252,538,400
700,000,000	United States Treasury Notes	2.00%		02/15/2023	679,382,900

	Total US Government Bonds and Notes (Cost $1,994,267,880)				1,931,921,300

SHORT TERM INVESTMENTS 12.5%
299,902,065	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		299,902,065
100,000,000	Federal Home Loan Banks	0.08%		10/23/2014	99,999,279
100,000,000	Federal Home Loan Banks	0.22%		10/24/2014	100,011,000
100,000,000	Federal Home Loan Banks	0.08%		12/03/2014	99,996,400
100,000,000	Federal Home Loan Banks	0.09%		01/14/2015	99,995,000
100,000,000	Federal Home Loan Banks	0.09%		02/19/2015	99,987,600
150,000,000	Federal Home Loan Banks	0.09%		03/05/2015	149,984,400
100,000,000	Federal Home Loan Banks	0.10%		03/30/2015	99,991,100
100,000,000	Federal Home Loan Banks	0.13%		05/29/2015	100,010,300
100,000,000	Federal Home Loan Banks	0.23%		08/03/2015	100,019,400
100,000,000	Federal Home Loan Banks	0.18%		08/14/2015	100,019,200
100,000,000	Federal Home Loan Banks	0.25%		08/27/2015	100,064,500
134,225,000	Federal Home Loan Banks	0.38%		08/28/2015	134,522,040
80,000,000	Federal Home Loan Banks	0.18%		09/22/2015	80,024,240
100,000,000	Federal Home Loan Banks	0.24%		09/24/2015	100,015,200
100,000,000	Federal Home Loan Banks	0.38%	#	07/20/2017	100,003,200
150,000,000	Federal Home Loan Discount Note	0.00%		10/03/2014	149,999,389
100,000,000	Federal Home Loan Discount Note	0.00%		10/08/2014	99,998,639
94,000,000	Federal Home Loan Discount Note	0.00%		10/10/2014	93,998,590

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
150,000,000	Federal Home Loan Discount Note	0.00%		10/15/2014	149,995,508
100,000,000	Federal Home Loan Discount Note	0.00%		10/17/2014	99,996,667
200,000,000	Federal Home Loan Discount Note	0.00%		10/23/2014	199,993,278
200,000,000	Federal Home Loan Discount Note	0.00%		10/29/2014	199,987,400
100,000,000	Federal Home Loan Discount Note	0.00%		10/31/2014	99,994,292
100,000,000	Federal Home Loan Discount Note	0.00%		11/07/2014	99,991,778
100,000,000	Federal Home Loan Discount Note	0.00%		11/26/2014	99,988,333
200,000,000	Federal Home Loan Discount Note	0.00%		11/26/2014	199,978,533
100,000,000	Federal Home Loan Discount Note	0.00%		11/28/2014	99,989,528
100,000,000	Federal Home Loan Discount Note	0.00%		12/03/2014	99,999,100
83,000,000	Federal Home Loan Discount Note	0.00%		12/17/2014	82,999,087
100,000,000	Federal Home Loan Discount Note	0.00%		12/24/2014	99,998,800
30,000,000	Federal Home Loan Discount Note	0.00%		12/29/2014	29,999,640
100,000,000	Federal Home Loan Discount Note	0.00%		01/22/2015	99,997,500
50,000,000	Federal National Mortgage Association	0.75%		12/19/2014	50,070,900
299,902,065	Fidelity Institutional Government Portfolio	0.01%	♦		299,902,065
299,902,065	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		299,902,065

	Total Short Term Investments (Cost $4,520,966,997)				4,521,326,016

	Total Investments 98.9% (Cost $35,177,674,022)				35,538,193,470
	Other Assets in Excess of Liabilities 1.1%				378,222,477

	NET ASSETS 100.0%				$35,916,415,947

SECURITY TYPE BREAKDOWN as a % of Net Assets
US Government / Agency Mortgage Backed Obligations	44.7%
Non-Agency Residential Collateralized Mortgage Obligations	26.4%
Short Term Investments	12.5%
Non-Agency Commercial Mortgage Backed Obligations	5.8%
US Government Bonds and Notes	5.4%
Collateralized Loan Obligations	4.0%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	1.1%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $4,271,917,493 or 11.9% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

P/O	Principal only security

♦	Seven-day yield as of September 30, 2014

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	29

Schedule of Investments DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 4.4%

	Adams Mill Ltd.,
$875,000	Series 2014-1A-D1	3.70%	#^	07/15/2026	828,967
1,000,000	Series 2014-1A-E1	5.20%	#^	07/15/2026	910,891

	ALM Loan Funding,
1,000,000	Series 2011-4A-C	2.98%	#^	07/18/2022	1,002,492

	Apidos Ltd.,
1,500,000	Series 2013-16A-B	3.03%	#^	01/19/2025	1,485,677
2,000,000	Series 2014-18A-C	3.88%	#^	07/22/2026	1,925,354
1,000,000	Series 2014-18A-D	5.43%	#^	07/22/2026	934,951

	ARES Ltd.,
1,500,000	Series 2012-2A-D	4.93%	#^	10/12/2023	1,503,724
2,000,000	Series 2013-1A-D	3.98%	#^	04/15/2025	1,936,602

	Babson Ltd.,
1,500,000	Series 2012-1A-C	4.23%	#^	04/15/2022	1,494,595

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.38%	#^	07/15/2026	1,003,760
1,000,000	Series 2014-1A-D2	1.43%	#^	07/15/2026	998,727
1,000,000	Series 2014-1A-E2	6.63%	#^	07/15/2026	1,001,371

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	5.73%	#^	07/20/2023	1,452,269

	Brookside Mill Ltd.,
1,250,000	Series 2013-1A-C1	2.93%	#^	04/17/2025	1,225,227
2,250,000	Series 2013-1A-D	3.28%	#^	04/17/2025	2,088,301
1,250,000	Series 2013-1A-E	4.63%	#^	04/17/2025	1,116,856

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2014-3A-B	3.38%	#^	07/27/2026	1,248,736
2,000,000	Series 2014-3A-C2	4.43%	#^	07/27/2026	1,993,283

	Carlyle High Yield Partners Ltd.,
2,247,239	Series 2005-7A-D1	1.93%	#^	09/30/2019	2,237,812

	Cent Ltd.,
2,000,000	Series 2013-18A-D	3.68%	#^	07/23/2025	1,897,784
1,500,000	Series 2013-18A-E	4.83%	#^	07/23/2025	1,350,556
1,000,000	Series 2014-22A-C	3.98%	#^	11/07/2026	954,200

	Chatham Light Ltd.,
1,500,000	Series 2005-2A-C	1.94%	#^	08/03/2019	1,494,335

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	1.83%	#^	04/12/2020	485,195

	Dryden Senior Loan Fund,
2,000,000	Series 2012-24A-D	4.98%	#^	11/15/2023	2,004,564
950,000	Series 2012-25A-E	5.73%	#^	01/15/2025	919,913
2,000,000	Series 2013-28A-B1L	3.43%	#^	08/15/2025	1,879,856

	Emerson Park Ltd.,
1,000,000	Series 2013-1A-C1	2.98%	#^	07/15/2025	987,962

	Flatiron Ltd.,
2,000,000	Series 2014-1A-B	3.09%	#^	07/17/2026	1,973,936
2,000,000	Series 2014-1A-C	3.54%	#^	07/17/2026	1,888,209

	Four Corners Ltd.,
2,000,000	Series 2006-3A-D	1.73%	#^	07/22/2020	1,941,327

	Galaxy Ltd.,
1,000,000	Series 2013-15A-B	2.08%	#^	04/15/2025	980,365
1,000,000	Series 2013-15A-C	2.83%	#^	04/15/2025	975,919
1,000,000	Series 2013-15A-D	3.63%	#^	04/15/2025	955,660

	GoldenTree Loan Opportunities Ltd.,
760,000	Series 2007-4A-D	4.48%	#^	08/18/2022	754,230
2,000,000	Series 2012-6A-D	4.43%	#^	04/17/2022	2,002,465

	Halcyon Loan Advisors Funding Ltd.,
740,000	Series 2013-2A-C	2.94%	#^	08/01/2025	717,738
2,000,000	Series 2014-1A-C	3.28%	#^	04/18/2026	1,983,038
1,500,000	Series 2014-3A-D	3.88%	#^	10/22/2025	1,408,500

	ING Ltd.,
2,000,000	Series 2013-3A-B	2.93%	#^	01/18/2026	1,958,874

	LCM LP,
2,000,000	Series 11A-D2	4.18%	#^	04/19/2022	2,004,510
1,000,000	Series 12A-E	5.98%	#^	10/19/2022	981,816

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM LP, (Cont.)
$2,850,000	Series 14A-D	3.73%	#^	07/15/2025	2,727,069
2,250,000	Series 15A-C	3.33%	#^	08/25/2024	2,250,336
1,000,000	Series 16A-D	3.86%	#^	07/15/2026	957,954

	Madison Park Funding Ltd.,
2,000,000	Series 2012-9X-C1	3.83%	#	08/15/2022	2,002,446
1,000,000	Series 2014-13A-D	3.58%	#^	01/19/2025	952,688
1,000,000	Series 2014-13X E	5.23%	#	01/19/2025	928,164
2,000,000	Series 2014-14A-D	3.83%	#^	07/20/2026	1,919,122
750,000	Series 2014-14A-E	4.98%	#^	07/20/2026	680,620

	Magnetite Ltd.,
1,500,000	Series 2012-7A-D	5.48%	#^	01/15/2025	1,441,478

	Nautique Funding Ltd.,
1,000,000	Series 2006-1A-C	1.93%	#^	04/15/2020	961,391

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.18%	#^	01/15/2025	1,469,674
1,500,000	Series 2013-1A-C	3.73%	#^	01/15/2025	1,431,088

	North End Ltd.,
1,000,000	Series 2013-1A-D	3.73%	#^	07/17/2025	953,928

	OCP Ltd.,
2,000,000	Series 2013-3A-B	2.98%	#^	01/17/2025	1,956,024

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.58%	#^	07/17/2025	1,902,563
2,000,000	Series 2013-1A-E	4.73%	#^	07/17/2025	1,803,584

	OHA Intrepid Leverage Loan Fund Ltd.,
2,000,000	Series 2011-1AR-DR	3.28%	#^	04/20/2021	2,001,680

	Race Point Ltd.,
1,000,000	Series 2013-8A-B	2.13%	#^	02/20/2025	982,214

	Saturn Ltd.,
500,000	Series 2007-1A-D	4.23%	#^	05/13/2022	465,779

	Thacher Park Ltd.,
1,000,000	Series 2014-1A-C	3.28%	#^	10/20/2026	1,000,000
1,000,000	Series 2014-1A-D1	3.76%	#^	10/20/2026	957,000

	Venture Ltd.,
500,000	Series 2012-10A-C	3.48%	#^	07/20/2022	498,722
2,000,000	Series 2012-10A-D	4.43%	#^	07/20/2022	1,979,247

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.09%	#^	05/01/2018	1,991,870

	Wind River Ltd.,
3,000,000	Series 2013-1A-C	3.63%	#^	04/20/2025	2,820,012

	Total Collateralized Loan Obligations (Cost $96,343,591)				95,925,200

FOREIGN CORPORATE BONDS 16.8%
1,500,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	1,672,500
1,600,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	1,784,000
1,300,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	1,337,700
1,300,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	1,267,500
500,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	487,500
700,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	751,625
4,300,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	4,617,125
1,600,000	AES El Salvador Trust	6.75%		03/28/2023	1,551,328
3,500,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	3,644,375
2,450,000	Agromercantil Senior Trust	6.25%		04/10/2019	2,551,063
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	1,556,350
3,780,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	4,235,936

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,600,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	2,769,000
1,000,000	Avianca Holdings S.A.	8.38%		05/10/2020	1,065,000
2,200,000	B Communications Ltd.	7.38%	^	02/15/2021	2,351,250
3,100,000	Banco Davivienda S.A.	5.88%		07/09/2022	3,115,500
4,100,000	Banco de Bogota S.A.	5.38%		02/19/2023	4,212,750
2,500,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	2,568,750
2,800,000	Banco de Costa Rica	5.25%		08/12/2018	2,863,000
1,000,000	Banco de Credito del Peru	6.13%	#	04/24/2027	1,072,500
1,000,000	Banco de Credito del Peru	6.13%	#^	04/24/2027	1,072,500
2,500,000	Banco do Brasil S.A.	8.50%	#†	10/20/2020	2,887,500
4,500,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	4,387,950
2,500,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	2,725,000
2,000,000	Banco Inbursa S.A.	4.13%	^	06/06/2024	1,940,000
2,000,000	Banco International del Peru S.A.A.	6.63%	#^	03/19/2029	2,180,000
1,695,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	1,926,368
2,500,000	Banco Nacional de Costa Rica	6.25%		11/01/2023	2,518,750
400,000	Banco Regional SAECA	8.13%	^	01/24/2019	440,000
2,800,000	Banco Regional SAECA	8.13%		01/24/2019	3,080,000
5,300,000	Bancolombia S.A.	6.13%		07/26/2020	5,724,000
4,255,000	Bank Of Montreal	1.40%		09/11/2017	4,264,918
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,326,563
500,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	522,500
1,427,000	BP Capital Markets PLC	4.75%		03/10/2019	1,573,277
775,000	BP Capital Markets PLC	2.50%		11/06/2022	731,655
1,000,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	1,045,630
3,300,000	Braskem America Finance Company	7.13%		07/22/2041	3,283,500
800,000	Braskem Finance Ltd.	6.45%		02/03/2024	834,000
3,658,000	British Telecommunications PLC	5.95%		01/15/2018	4,131,802
1,500,000	Camposol S.A.	9.88%	^	02/02/2017	1,582,500
650,000	Camposol S.A.	9.88%		02/02/2017	685,750
200,000	Cementos Progreso Trust	7.13%	^	11/06/2023	215,100
5,500,000	Cementos Progreso Trust	7.13%		11/06/2023	5,915,250
1,600,000	Cemex Finance LLC	6.00%		04/01/2024	1,599,520
5,000,000	Cemex S.A.B. de C.V.	5.70%	^	01/11/2025	4,830,000
1,400,000	Cencosud S.A.	4.88%		01/20/2023	1,401,532
5,600,000	Cencosud S.A.	4.88%	^	01/20/2023	5,606,126
2,000,000	Central American Bottling Corporation	6.75%		02/09/2022	2,170,000
4,000,000	Cia Minera Milpo S.A.A.	4.63%	^	03/28/2023	3,990,000
2,000,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	1,940,000
500,000	Columbus International, Inc.	7.38%	^	03/30/2021	521,875
5,500,000	Columbus International, Inc.	7.38%		03/30/2021	5,740,625
2,400,000	Comcel Trust	6.88%		02/06/2024	2,538,000
5,000,000	Comcel Trust	6.88%	^	02/06/2024	5,287,500
4,110,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	4,347,558
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,511,361
2,800,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	2,590,000
1,700,000	Corporacion Financiera de Desarrollo S.A.	5.25%	#^	07/15/2029	1,727,625
2,444,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,419,560
800,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	792,000
1,300,000	Cosan Luxembourg S.A.	5.00%		03/14/2023	1,251,250
3,500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	3,753,750
3,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	3,065,178
1,620,000	Diageo Capital PLC	1.50%		05/11/2017	1,629,148
500,000	Digicel Ltd.	7.00%		02/15/2020	517,500
2,000,000	Digicel Ltd.	8.25%		09/30/2020	2,070,200
3,030,000	Digicel Ltd.	7.13%		04/01/2022	3,031,515
3,900,000	Digicel Ltd.	7.13%	^	04/01/2022	3,901,950
2,460,000	Ecopetrol S.A.	4.13%		01/16/2025	2,386,200
450,000	Ecopetrol S.A.	5.88%		05/28/2045	457,875
917,260	ENA Norte Trust	4.95%		04/25/2023	949,299
3,300,000	ENTEL Chile S.A.	4.75%	^	08/01/2026	3,306,818

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,400,000	ESAL GmbH	6.25%	^	02/05/2023	4,290,000
2,100,000	ESAL GmbH	6.25%		02/05/2023	2,047,500
5,100,000	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	5,367,750
2,000,000	Ferreycorp S.A.A.	4.88%	^	04/26/2020	1,990,000
2,075,000	Freeport-McMoRan Copper & Gold, Inc.	3.10%		03/15/2020	2,061,299
3,200,000	Fresnillo PLC	5.50%	^	11/13/2023	3,343,040
1,600,000	Fresnillo PLC	5.50%		11/13/2023	1,671,520
3,000,000	GNL Quintero S.A.	4.63%	^	07/31/2029	2,997,018
1,600,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	1,576,800
4,300,000	Grupo Aval Ltd.	4.75%		09/26/2022	4,267,750
3,200,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	3,176,000
1,600,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	1,736,000
400,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	419,000
4,000,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	4,280,000
2,200,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	2,261,490
2,400,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	2,467,080
450,000	GrupoSura Finance S.A.	5.70%		05/18/2021	488,250
2,178,074	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	2,591,908
5,300,000	Industrial Senior Trust	5.50%		11/01/2022	5,260,250
2,200,000	Industrial Senior Trust	5.50%	^	11/01/2022	2,183,500
500,000	InRetail Shopping Malls	6.50%	^	07/09/2021	523,750
1,500,000	InRetail Shopping Malls	6.50%		07/09/2021	1,571,250
2,700,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,875,500
2,300,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,449,500
2,070,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	1,984,613
200,000	JBS Investments GmbH	7.25%	^	04/03/2024	204,500
1,500,000	Klabin Finance S.A.	5.25%	^	07/16/2024	1,470,450
4,030,000	Korea Development Bank	4.38%		08/10/2015	4,156,506
750,000	Maestro Peru S.A.	6.75%		09/26/2019	814,463
1,600,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	1,600,000
2,900,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,828,950
1,750,000	Metalsa S.A. de C.V.	4.90%		04/24/2023	1,706,250
2,000,000	Mexichem S.A.B. de C.V.	6.75%		09/19/2042	2,146,000
900,000	Mexichem S.A.B. de C.V.	5.88%	^	09/17/2044	884,250
3,988,000	Mexico Generadora de Energia	5.50%		12/06/2032	3,997,970
3,000,000	Millicom International Cellular S.A.	4.75%		05/22/2020	2,872,500
3,500,000	Millicom International Cellular S.A.	6.63%		10/15/2021	3,648,750
3,200,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	3,272,000
3,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	3,578,750
300,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	306,150
1,300,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	1,326,650
2,800,000	Minsur S.A.	6.25%	^	02/07/2024	3,081,400
1,965,267	Nakilat, Inc.	6.27%		12/31/2033	2,230,578
1,000,000	Nakilat, Inc.	6.07%		12/31/2033	1,138,750
5,300,000	OAS Financial Ltd.	8.88%	#^†	04/25/2018	4,967,160
1,500,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	1,522,500
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	1,829,200
2,000,000	Office Cherifien des Phosphates	5.63%	^	04/25/2024	2,085,400
1,000,000	Office Depot de Mexico S.A. de C.V.	6.88%		09/20/2020	1,075,000
2,365,000	Orange S.A.	2.75%		09/14/2016	2,437,267
1,500,000	Pacific Rubiales Energy Corporation	5.13%	^	03/28/2023	1,440,450
4,700,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	4,513,410
2,000,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	1,926,900
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	922,500
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,660,500
3,565,000	Petroleos Mexicanos	6.63%		06/15/2035	4,155,008
2,960,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	2,911,900
600,000	Rio Oil Finance Trust	6.25%	^	07/06/2024	619,808
1,500,000	Rio Oil Finance Trust	6.25%		07/06/2024	1,549,521
2,958,000	Royal KPN N.V.	8.38%		10/01/2030	4,090,973
1,710,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	1,855,350

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	31

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,150,000	Southern Copper Corporation	6.75%		04/16/2040	2,411,612
3,800,000	Southern Copper Corporation	5.25%		11/08/2042	3,609,468
500,000	SUAM Finance B.V.	4.88%		04/17/2024	510,000
4,700,000	SUAM Finance B.V.	4.88%	^	04/17/2024	4,794,000
200,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	208,100
4,300,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	4,474,150
2,180,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	2,081,080
2,035,000	TransCanada PipeLines Ltd.	4.63%		03/01/2034	2,094,505
1,700,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	1,797,750
3,500,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	3,736,250
1,400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	1,368,500
3,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	3,026,790
2,500,000	Vedanta Resources PLC	8.25%		06/07/2021	2,767,188
2,200,000	Vedanta Resources PLC	7.13%	^	05/31/2023	2,263,250
500,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	496,250
6,000,000	VTR Finance B.V.	6.88%		01/15/2024	6,225,000

	Total Foreign Corporate Bonds (Cost $359,237,131)				364,375,605

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.4%
4,540,000	Corporacion Andina de Fomento	3.75%		01/15/2016	4,701,860
1,000,000	Costa Rica Government International Bond	7.00%	^	04/04/2044	1,007,500
3,000,000	United Mexican States	4.00%		10/02/2023	3,104,250

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $8,620,071)				8,813,610

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.1%

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2014-IP-E	2.81%	#^	06/15/2028	1,974,741

	Banc of America Commercial Mortgage Trust,
2,500,000	Series 2005-3-AM	4.73%		07/10/2043	2,549,626

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,000,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,018,155

	CD Commercial Mortgage Trust,
2,902,000	Series 2006-CD3-AM	5.65%		10/15/2048	3,138,587
4,800,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	5,041,428
96,115,083	Series 2007-CD5-XP	0.30%	#^ I/O	11/15/2044	24,221

	Citigroup Commercial Mortgage Trust,
2,000,000	Series 2008-C7-AM	6.13%	#	12/10/2049	2,207,099
11,683,980	Series 2012-GC8-XA	2.22%	#^ I/O	09/10/2045	1,223,903

	COBALT Commercial Mortgage Trust,
2,602,680	Series 2007-C2-AJFX	5.57%	#	04/15/2047	2,659,085

	Commercial Mortgage Pass-Through Certificates,
4,824,955	Series 2002-LC4-XA	2.47%	#^ I/O	12/10/2044	592,010
2,500,000	Series 2006-C8-AM	5.35%		12/10/2046	2,698,388
2,835,667	Series 2010-C1-XPA	2.29%	#^ I/O	07/10/2046	73,488
29,287,503	Series 2012-CR3-XA	2.34%	# I/O	10/15/2045	3,396,018
2,370,000	Series 2014-CR15-D	4.77%	#^	02/10/2047	2,275,824
3,000,000	Series 2014-CR19-C	4.72%	#	08/10/2047	3,066,310

	Credit Suisse First Boston Mortgage Securities Corporation,
695,117	Series 1998-C2-F	6.75%	#^	11/15/2030	717,930
54,893	Series 2001-CF2-G	6.93%	^	02/15/2034	54,957
2,455,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	2,547,423

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates,
$4,380,000	Series 2006-C3-AM	6.00%	#	06/15/2038	4,684,668
1,875,000	Series 2006-C4-AM	5.51%		09/15/2039	2,009,406
2,500,000	Series 2006-C5-AM	5.34%		12/15/2039	2,681,484
2,500,000	Series 2007-C4-A1AM	6.10%	#	09/15/2039	2,715,068
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	4,037,806

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.93%	#^	06/17/2049	1,065,754

	DBUBS Mortgage Trust,
5,736,372	Series 2011-LC2A-XA	1.42%	#^ I/O	07/10/2044	279,097

	Extended Stay America Trust,
1,000,000	Series 2013-ESFL-DFL	3.30%	#^	12/05/2031	1,002,011

	GE Capital Commercial Mortgage Corporation,
1,000,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,019,078

	GMAC Commercial Mortgage Securities, Inc.,
794,000	Series 2006-C1-AM	5.29%	#	11/10/2045	828,143

	Greenwich Capital Commercial Funding Corporation,
4,000,000	Series 2007-GG11-AJ	6.05%	#	12/10/2049	4,182,180
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,826,937
4,000,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	4,270,340

	GS Mortgage Securities Corporation,
2,600,000	Series 2006-GG6-AJ	5.52%	#	04/10/2038	2,686,169
13,237,647	Series 2006-GG6-XC	0.00%	#^ I/O	04/10/2038	6,645
4,793,273	Series 2011-GC5-XA	1.70%	#^ I/O	08/10/2044	298,206
5,762,976	Series 2012-GC6-XA	2.13%	#^ I/O	01/10/2045	637,492

	JP Morgan Chase Commercial Mortgage Securities Corporation,
3,000,000	Series 2005-CB12-B	4.97%	#	09/12/2037	2,899,727
35,516,912	Series 2006-LDP8-X	0.54%	# I/O	05/15/2045	316,704
2,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	2,603,648
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,077,929
4,450,000	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	4,782,584
3,000,000	Series 2007-CIBC20	6.07%	#	02/12/2051	3,190,622
3,750,000	Series 2007-LD12-AM	6.00%	#	02/15/2051	4,135,704
12,050,000	Series 2009-IWST-XB	0.29%	#^ I/O	12/05/2027	223,130
1,000,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	1,053,559
12,114,285	Series 2011-C4-XA	1.67%	#^ I/O	07/15/2046	562,163
33,260,747	Series 2012-C8-XA	2.29%	# I/O	10/15/2045	3,508,244
7,294,740	Series 2012-CBX-XA	1.93%	# I/O	06/15/2045	601,440

	JPMBB Commercial Mortgage Securities Trust,
3,000,000	Series 2014-C21-C	4.82%	#	08/15/2047	3,054,621
2,766,125	Series 2014-C23-C	4.46%	#	09/15/2047	2,792,266

	LB Commercial Mortgage Trust,
3,000,000	Series 2007-C3-AMFL	6.10%	#^	07/15/2044	3,324,699

	LB-UBS Commercial Mortgage Trust,
250,000	Series 2005-C3-AM	4.79%		07/15/2040	254,985
9,395,696	Series 2006-C7-XCL	0.85%	#^ I/O	11/15/2038	114,364
7,577,492	Series 2006-C7-XW	0.85%	#^ I/O	11/15/2038	92,233
2,100,000	Series 2007-C1-AJ	5.48%		02/15/2040	2,174,176

	Merrill Lynch Mortgage Trust,
3,050,000	Series 2006-C1-AJ	5.67%	#	05/12/2039	3,079,419
1,600,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	1,631,601

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
213,033	Series 2006-4-A2FL	0.27%	#	12/12/2049	213,003
4,000,000	Series 2007-5-AM	5.42%		08/12/2048	4,217,032

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,914,551	Series 2012-C5-XA	2.02%	#^ I/O	08/15/2045	252,278
2,975,000	Series 2014-C14-D	5.00%	#^	02/15/2047	2,831,669
3,000,000	Series 2014-C18-C	4.49%		10/15/2047	2,957,334

	Morgan Stanley Capital, Inc.,
4,400,000	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	4,563,163
42,730	Series 2007-HQ12-A2FL	0.40%	#	04/12/2049	42,572
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	3,989,103
28,892,205	Series 2011-C1-XA	1.08%	#^ I/O	09/15/2047	521,143

	TIAA Seasoned Commercial Mortgage Trust,
1,000,000	Series 2007-C4-AJ	5.57%	#	08/15/2039	1,041,672

	UBS-Barclays Commercial Mortgage Trust,
14,490,989	Series 2012-C3-XA	2.14%	#^ I/O	08/10/2049	1,664,152

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wachovia Bank Commercial Mortgage Trust,
$94,391,468	Series 2006-C27-XC	0.45%	#^ I/O	07/15/2045	484,039
2,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	2,561,761
16,364,589	Series 2006-C29-IO	0.53%	# I/O	11/15/2048	127,464
1,900,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,961,851
3,500,000	Series 2007-C33-AM	6.14%	#	02/15/2051	3,828,062
2,500,000	Series 2007-C33-B	6.14%	#	02/15/2051	2,528,726

	WF-RBS Commercial Mortgage Trust,
19,280,704	Series 2012-C9-XA	2.38%	#^ I/O	11/15/2045	2,229,428
56,941,032	Series 2014-C22-XA	0.97%	# I/O	09/15/2057	3,766,535

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $155,266,276)				152,744,482

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 11.9%

	ACE Securities Corporation,
484,399	Series 2006-NC1-A2C	0.35%	#	12/25/2035	484,167

	Adjustable Rate Mortgage Trust,
96,101	Series 2007-3-1A1	3.76%	#^	11/25/2037	80,367

	American General Mortgage Loan Trust,
4,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	4,119,598

	Banc of America Funding Corporation,
2,703,673	Series 2005-G-A3	4.80%	#	10/20/2035	2,631,073
1,654,623	Series 2006-2-6A2	5.50%		03/25/2036	1,691,117
961,049	Series 2006-6-1A2	6.25%		08/25/2036	953,864

	BCAP LLC Trust,
1,611,328	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	1,671,356

	Bear Stearns Asset Backed Securities Trust,
327,741	Series 2007-SD1-1A3A	6.50%		10/25/2036	280,448

	Chase Mortgage Finance Trust,
7,475,635	Series 2007-A2-6A4	2.52%	#	07/25/2037	6,808,173
2,231,153	Series 2007-S3-2A1	5.50%		05/25/2037	2,144,942

	Citicorp Mortgage Securities, Inc.,
207,365	Series 2005-1-1A4	5.50%		02/25/2035	220,599

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	6.04%	#	09/25/2036	1,831,222

	Citigroup Mortgage Loan Trust, Inc.,
384,652	Series 2006-WF2-A2C	5.70%	#	05/25/2036	262,970
4,928,000	Series 2008-AR4-2A1B	2.72%	#^	11/25/2038	4,551,992
2,773,765	Series 2010-8-5A4	8.00%	#^	11/25/2036	2,450,930
14,168,226	Series 2010-8-6A4	7.18%	#^	12/25/2036	12,133,988
1,926,413	Series 2011-12-3A1	2.58%	#^	09/25/2047	1,926,970

	CitiMortgage Alternative Loan Trust,
285,649	Series 2006-A2-A2	6.00%		05/25/2036	254,289
159,858	Series 2006-A5-3A3	6.00%		10/25/2036	130,899
283,956	Series 2007-A1-1A7	6.00%		01/25/2037	237,797

	Countrywide Alternative Loan Trust,
369,394	Series 2005-20CB-1A1	5.50%		07/25/2035	344,524
418,740	Series 2005-28CB-3A6	6.00%		08/25/2035	351,768
2,088,330	Series 2005-46CB-A22	5.25%		10/25/2035	1,979,801
378,661	Series 2005-J10-1A13	0.85%	#	10/25/2035	307,861
677,556	Series 2006-26CB-A9	6.50%		09/25/2036	602,139
2,374,951	Series 2007-12T1-A1	6.00%		06/25/2037	2,042,646
2,657,352	Series 2007-16CB-2A1	0.60%	#	08/25/2037	1,574,298
769,503	Series 2007-16CB-2A2	53.30%	# I/F	08/25/2037	1,795,326
194,104	Series 2007-17CB-1A10	29.19%	# I/F	08/25/2037	308,992
1,030,314	Series 2007-18CB-2A17	6.00%		08/25/2037	948,390
4,229,813	Series 2007-23CB-A3	0.65%	#	09/25/2037	2,997,461
4,155,072	Series 2007-23CB-A4	6.35%	# I/F I/O	09/25/2037	980,175
811,577	Series 2007-4CB-2A1	7.00%		03/25/2037	248,334

	Countrywide Asset-Backed Certificates,
178,938	Series 2005-13-AF3	5.02%	#	04/25/2036	154,201

	Countrywide Home Loans,
228,040	Series 2002-32-2A6	5.00%		01/25/2018	232,318
876,663	Series 2005-28-A7	5.25%		01/25/2019	827,947
1,574,368	Series 2007-10-A5	6.00%		07/25/2037	1,461,568

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans, (Cont.)
$706,683	Series 2007-15-1A16	6.25%		09/25/2037	674,268
1,822,893	Series 2007-3-A17	6.00%		04/25/2037	1,693,278

	Credit Suisse First Boston Mortgage Securities Corporation,
194,039	Series 2005-10-5A5	5.50%		11/25/2035	171,770
3,061,281	Series 2005-8-1A3	5.25%		09/25/2035	3,005,702

	Credit Suisse Mortgage Capital Certificates,
7,051,487	Series 2006-4-6A1	6.00%		05/25/2036	6,357,297
300,251	Series 2006-4-7A1	5.50%		05/25/2021	286,554
207,522	Series 2007-1-3A1	6.00%		02/25/2022	173,967
98,070	Series 2007-2-2A1	5.00%		03/25/2037	97,280
9,254,418	Series 2010-4R-3A17	6.54%	#^	06/26/2037	8,633,565

	Deutsche Mortgage Securities, Inc.,
2,547,150	Series 2006-PR1-3A1	11.91%	#^ I/F	04/15/2036	3,033,677
264,023	Series 2006-PR1-4AI2	14.31%	#^ I/F	04/15/2036	326,450
1,762,672	Series 2006-PR1-5AI4	11.91%	#^ I/F	04/15/2036	2,082,784

	First Horizon Alternative Mortgage Securities,
717,574	Series 2006-FA2-1A5	6.00%		05/25/2036	619,060
183,172	Series 2006-RE1-A1	5.50%		05/25/2035	172,013

	GSAA Home Equity Trust,
778,410	Series 2005-7-AF5	4.61%	#	05/25/2035	817,758
2,612,065	Series 2007-10-A1A	6.00%		11/25/2037	2,338,930
1,925,249	Series 2007-10-A2A	6.50%		11/25/2037	1,576,488

	GSR Mortgage Loan Trust,
135,614	Series 2006-2F-5A1	4.50%		01/25/2021	129,154
10,112,115	Series 2006-3F-4A1	6.00%		03/25/2036	9,439,427
1,580,539	Series 2007-1F-2A2	5.50%		01/25/2037	1,523,017

	HSI Asset Loan Obligation Trust,
111,403	Series 2006-2-2A1	5.50%		12/25/2021	104,101

	JP Morgan Alternative Loan Trust,
464,212	Series 2006-S2-A4	6.19%	#	05/25/2036	366,428
10,000,000	Series 2006-S3-A4	6.31%	#	08/25/2036	8,094,930
1,954,893	Series 2006-S3-A6	6.12%	#	08/25/2036	1,871,661
2,660,038	Series 2006-S4-A6	5.71%	#	12/25/2036	2,524,243

	JP Morgan Mortgage Trust,
527,793	Series 2007-S3-1A7	6.00%		08/25/2037	473,441

	JP Morgan Resecuritization Trust,
3,553,170	Series 2011-2-2A3	3.50%	#^	07/26/2036	3,585,885

	Lehman Mortgage Trust,
3,523,335	Series 2005-1-2A4	5.50%		11/25/2035	3,354,363
1,076,776	Series 2006-3-1A5	6.00%		07/25/2036	867,329
79,644	Series 2006-9-1A19	29.97%	# I/F	01/25/2037	124,766
1,328,262	Series 2007-10-2A1	6.50%		01/25/2038	1,184,103
297,050	Series 2007-2-1A1	5.75%		02/25/2037	234,786

	MASTR Alternative Loans Trust,
199,555	Series 2005-2-3A1	6.00%		03/25/2035	200,257
81,683	Series 2007-1-2A7	6.00%		10/25/2036	65,950

	MASTR Asset Securitization Trust,
290,393	Series 2003-2-30B2	5.75%		04/25/2033	287,839
5,058,660	Series 2006-2-1A11	6.00%	#	06/25/2036	4,784,485

	Morgan Stanley Mortgage Loan Trust,
509,454	Series 2004-1-1A1	5.00%		11/25/2018	522,739
2,317,330	Series 2005-7-7A4	5.50%		11/25/2035	2,363,881
5,707,120	Series 2006-7-3A	5.38%	#	06/25/2036	4,944,729

	Morgan Stanley Re-Remic Trust,
4,032,425	Series 2010-R6-5C	5.75%	#^	05/26/2037	3,683,914

	Nomura Asset Acceptance Corporation,
282,442	Series 2006-AP1-A2	5.52%	#	01/25/2036	188,704

	Nomura Home Equity Loan, Inc.,
713,141	Series 2006-AF1-A2	5.80%	#	10/25/2036	400,477
1,288,699	Series 2007-1-1A1	6.06%	#	02/25/2037	794,443

	Option One Mortgage Loan Trust,
88,933	Series 2004-3-M3	1.13%	#	11/25/2034	83,237

	PHH Alternative Mortgage Trust,
1,785,473	Series 2007-2-4A1	6.00%		05/25/2022	1,713,063

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	33

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PR Mortgage Loan Trust,
$14,914,842	Series 2014-1-APT	5.93%	^	10/25/2049	14,981,959

	Residential Accredit Loans, Inc.,
476,034	Series 2004-QS15-A1	5.25%		11/25/2034	498,327
737,253	Series 2005-QS14-3A3	6.00%		09/25/2035	678,254
189,728	Series 2005-QS1-A5	5.50%		01/25/2035	192,873
773,263	Series 2006-QS10-A4	5.75%		08/25/2036	646,183
8,437,832	Series 2006-QS10-A9	6.50%		08/25/2036	7,391,583
1,790,035	Series 2006-QS6-1A15	6.00%		06/25/2036	1,460,984
509,987	Series 2006-QS6-2A1	6.00%		06/25/2021	501,050
2,588,529	Series 2007-QS3-A4	6.25%		02/25/2037	2,115,564
8,797,956	Series 2007-QS9-A33	6.50%		07/25/2037	7,457,878

	Residential Asset Mortgage Products, Inc.,
550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	524,412

	Residential Asset Securitization Trust,
337,857	Series 2005-A10-A3	5.50%		09/25/2035	300,457
422,494	Series 2005-A11-2A4	6.00%		10/25/2035	331,430
116,140	Series 2005-A7-A3	5.50%		06/25/2035	106,810
2,203,018	Series 2006-A6-1A1	6.50%		07/25/2036	1,383,863
225,288	Series 2006-R1-A1	27.78%	# I/F	01/25/2046	373,345

	Residential Funding Mortgage Securities Trust,
243,503	Series 2006-S10-1A2	6.00%		10/25/2036	215,872
1,234,027	Series 2006-S11-A3	6.00%		11/25/2036	1,141,379
2,290,888	Series 2007-S2-A4	6.00%		02/25/2037	2,084,209
1,591,200	Series 2007-S3-1A4	6.00%		03/25/2037	1,469,858

	Structured Asset Securities Corporation,
1,983,561	Series 2003-35-1A1	5.23%	#	12/25/2033	2,070,529
2,777,566	Series 2005-14-1A1	0.45%	#	07/25/2035	2,515,833
2,465,053	Series 2005-16-1A3	5.50%		09/25/2035	2,550,420
2,204,966	Series 2005-RF1-A	0.50%	#^	03/25/2035	1,869,112
2,220,566	Series 2005-RF1-AIO	5.21%	#^ I/O	03/25/2035	318,685

	Washington Mutual Mortgage Pass-Through Certificates,
204,897	Series 2005-1-2A	6.00%		03/25/2035	199,843
2,210,205	Series 2006-1-3A1	5.75%		02/25/2036	2,037,215
3,985,576	Series 2006-2-4CB	6.00%		03/25/2036	3,520,097
6,131,775	Series 2006-8-A6	4.90%	#	10/25/2036	4,404,669
5,264,705	Series 2006-AR19-2A	1.92%	#	01/25/2047	5,085,363
3,867,524	Series 2007-3-A6	6.00%		04/25/2037	3,366,680
238,502	Series 2007-5-A11	38.55%	# I/F	06/25/2037	474,849
12,934,750	Series 2007-5-A3	7.00%		06/25/2037	8,183,183

	Wells Fargo Alternative Loan Trust,
2,838,564	Series 2007-PA5-1A1	6.25%		11/25/2037	2,706,713

	Wells Fargo Mortgage Backed Securities Trust,
3,164,338	Series 2005-17-1A1	5.50%		01/25/2036	3,258,683
159,285	Series 2005-AR14-A6	5.35%	#	08/25/2035	156,395
246,214	Series 2005-AR16-6A4	2.61%	#	10/25/2035	238,069
1,022,127	Series 2006-2-3A1	5.75%		03/25/2036	1,042,273
2,470,054	Series 2006-7-2A1	6.00%		06/25/2036	2,406,067
2,442,718	Series 2007-10-1A5	6.00%		07/25/2037	2,407,006
2,726,392	Series 2007-10-2A11	6.00%		07/25/2037	2,611,463
4,145,474	Series 2007-11-A96	6.00%		08/25/2037	4,144,918
4,831,943	Series 2007-14-1A1	6.00%		10/25/2037	4,916,386
1,194,806	Series 2007-4-A16	5.50%		04/25/2037	1,148,477
3,231,851	Series 2007-5-1A1	5.50%		05/25/2037	3,418,867
305,661	Series 2007-7-A1	6.00%		06/25/2037	303,371

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $245,223,548)				257,208,159

US CORPORATE BONDS 12.5%
3,645,000	21st Century Fox America, Inc.	4.75%	^	09/15/2044	3,674,306
2,125,000	Actavis Funding SCS	4.85%	^	06/15/2044	2,004,032
1,185,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	1,235,362
1,960,000	Alere, Inc.	6.50%		06/15/2020	1,964,900
4,710,000	Altria Group, Inc.	2.85%		08/09/2022	4,519,250
1,120,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	1,184,400

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,645,000	American Express Credit Corporation	2.13%		03/18/2019	2,636,957
2,135,000	American Express Credit Corporation	2.25%		08/15/2019	2,122,493
2,050,000	Arrow Electronics, Inc.	3.38%		11/01/2015	2,103,335
1,220,000	Ashland, Inc.	4.75%		08/15/2022	1,195,600
1,615,000	Athlon Holdings LP	7.38%		04/15/2021	1,764,387
2,080,000	Atlas Pipeline Partners LP	4.75%		11/15/2021	1,947,400
1,990,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	1,985,025
3,404,000	Bank of America Corporation	2.00%		01/11/2018	3,391,868
2,010,000	BB&T Corporation	2.25%		02/01/2019	2,014,301
3,095,000	Becton Dickinson and Company	3.13%		11/08/2021	3,172,780
2,714,000	Berkshire Hathaway Energy Company	6.50%		09/15/2037	3,520,872
2,055,000	Berry Plastics Corporation	5.50%		05/15/2022	1,980,506
985,000	Biomet, Inc.	6.50%		08/01/2020	1,046,562
1,462,000	Boeing Company	6.88%		03/15/2039	2,061,990
2,000,000	Boston Properties LP	4.13%		05/15/2021	2,123,232
2,110,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	2,117,024
2,010,000	CCO Holdings LLC	5.25%		09/30/2022	1,974,825
1,945,000	CDW LLC	6.00%		08/15/2022	2,027,663
1,885,000	Cinemark USA, Inc.	7.38%		06/15/2021	2,026,375
3,415,000	Citigroup, Inc.	1.75%		05/01/2018	3,370,168
2,070,000	Coca-Cola Company	1.80%		09/01/2016	2,111,845
2,405,000	Comcast Corporation	4.20%		08/15/2034	2,392,323
888,000	CommScope, Inc.	5.00%	^	06/15/2021	874,680
1,650,000	ConocoPhillips Company	6.50%		02/01/2039	2,167,433
3,140,000	Covidien International Finance S.A.	2.95%		06/15/2023	3,038,226
2,010,000	Delphi Corporation	4.15%		03/15/2024	2,054,379
3,644,000	Devon Energy Corporation	6.30%		01/15/2019	4,218,582
2,245,000	DIRECTV Holdings LLC	4.45%		04/01/2024	2,342,592
2,450,000	Dow Chemical Company	3.00%		11/15/2022	2,366,938
2,268,000	Duke Energy Corporation	3.55%		09/15/2021	2,354,123
2,110,000	Ecolab, Inc.	3.00%		12/08/2016	2,191,121
1,865,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	1,837,025
1,163,000	Equinix, Inc.	7.00%		07/15/2021	1,250,225
2,155,000	ERP Operating LP	4.50%		07/01/2044	2,130,720
3,195,000	Ford Motor Company	7.45%		07/16/2031	4,229,576
1,700,000	Frontier Communications Corporation	8.50%		04/15/2020	1,895,500
2,140,000	Gannett Company, Inc.	4.88%	^	09/15/2021	2,075,800
2,040,000	Gates Global LLC	6.00%	^	07/15/2022	1,927,800
4,510,000	General Electric Capital Corporation	2.90%		01/09/2017	4,686,679
2,905,000	General Motors Financial Company, Inc.	3.00%		09/25/2017	2,937,681
3,465,000	Gilead Sciences, Inc.	3.70%		04/01/2024	3,546,192
3,370,000	Glencore Funding LLC	3.13%	^	04/29/2019	3,379,268
2,110,000	Goldman Sachs Group, Inc.	5.75%		01/24/2022	2,401,619
1,825,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	1,964,156
1,925,000	Gray Television, Inc.	7.50%		10/01/2020	1,977,938
845,000	H.J. Heinz Company	4.25%		10/15/2020	841,831
1,765,000	Halliburton Company	6.15%		09/15/2019	2,078,923
1,910,000	HD Supply, Inc.	7.50%		07/15/2020	1,991,175
1,910,000	Hexion Finance Corporation	6.63%		04/15/2020	1,929,100
1,245,000	Hilcorp Energy LP	5.00%	^	12/01/2024	1,199,869
2,035,000	Icahn Enterprises LP	4.88%		03/15/2019	2,009,563
2,005,000	Illinois Tool Works, Inc.	3.38%		09/15/2021	2,085,541
5,205,000	JP Morgan Chase & Company	3.63%		05/13/2024	5,176,523
1,663,000	Kellogg Company	7.45%		04/01/2031	2,187,419
2,225,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	2,603,470
3,130,000	Kroger Company	3.40%		04/15/2022	3,143,565
2,879,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	3,534,183
1,235,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	1,256,613
1,865,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	1,995,550
2,395,000	Macy’s Retail Holdings, Inc.	2.88%		02/15/2023	2,290,077
1,095,000	Manitowoc Company, Inc.	8.50%		11/01/2020	1,182,600
2,055,000	Mattel, Inc.	2.50%		11/01/2016	2,110,175

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,050,000	Memorial Production Partners LP	6.88%	^	08/01/2022	1,968,000
4,755,000	MetLife, Inc.	4.13%		08/13/2042	4,520,949
1,845,000	MGM Resorts International	6.63%		12/15/2021	1,955,700
1,805,000	Milacron LLC	7.75%	^	02/15/2021	1,908,788
2,360,000	Morgan Stanley	3.75%		02/25/2023	2,361,149
469,000	MPT Operating Partnership LP	6.38%		02/15/2022	503,003
3,905,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	5,146,599
745,000	NCL Corporation Ltd.	5.00%		02/15/2018	756,175
1,075,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	1,139,500
1,870,000	ONEOK Partners LP	6.13%		02/01/2041	2,134,246
1,985,000	Oracle Corporation	1.20%		10/15/2017	1,971,564
2,250,000	Oracle Corporation	2.38%		01/15/2019	2,281,970
1,934,000	Phillips 66	5.88%		05/01/2042	2,300,280
1,782,000	Plains Exploration & Production Company	6.50%		11/15/2020	1,955,959
1,870,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	1,907,400
330,000	PNC Funding Corporation	4.38%		08/11/2020	360,220
1,890,000	PNC Funding Corporation	3.30%		03/08/2022	1,903,168
1,965,000	Post Holdings, Inc.	7.38%		02/15/2022	1,950,263
2,060,000	Regal Entertainment Group	5.75%		03/15/2022	2,075,450
2,075,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	2,043,875
1,840,000	Reynolds Group Issuer LLC	9.00%		04/15/2019	1,925,100
1,820,000	RR Donnelley & Sons Company	7.88%		03/15/2021	2,006,550
1,950,000	Safway Group Holding LLC	7.00%	^	05/15/2018	1,993,875
1,159,000	Sally Holdings LLC	5.75%		06/01/2022	1,187,975
1,920,000	Sanchez Energy Corporation	6.13%	^	01/15/2023	1,906,176
1,140,000	SBA Communications Corporation	5.63%		10/01/2019	1,162,800
4,710,000	Seagate HDD	4.75%	^	01/01/2025	4,710,000
1,785,000	Select Medical Corporation	6.38%		06/01/2021	1,793,925
1,141,000	Service Corporation International	5.38%		01/15/2022	1,158,115
2,000,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	1,925,000
1,792,000	Simon Property Group LP	5.65%		02/01/2020	2,064,665
1,180,000	Smithfield Foods, Inc.	5.88%	^	08/01/2021	1,197,700
3,078,000	Southern Power Company	4.88%		07/15/2015	3,184,394
1,230,000	Southern Star Central Corporation	5.13%	^	07/15/2022	1,226,925
2,890,000	Southwest Airlines Company	5.13%		03/01/2017	3,121,035
1,394,000	Spectrum Brands, Inc.	6.63%		11/15/2022	1,470,670
1,245,000	Steel Dynamics, Inc.	5.13%	^	10/01/2021	1,263,675
2,410,000	Synchrony Financial	3.00%		08/15/2019	2,418,211
895,000	Sysco Corporation	1.45%		10/02/2017	896,865
1,116,000	Terex Corporation	6.00%		05/15/2021	1,166,220
1,940,000	TransDigm, Inc.	6.00%	^	07/15/2022	1,918,175
4,765,000	Tyson Foods, Inc.	3.95%		08/15/2024	4,782,826
1,975,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	1,994,750
1,815,000	United Rentals North America, Inc.	7.63%		04/15/2022	1,982,888
1,880,000	United Technologies Corporation	3.10%		06/01/2022	1,882,145
2,147,000	Verizon Communications, Inc.	2.63%	^	02/21/2020	2,122,707
1,740,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	1,900,950
2,520,000	Waste Management, Inc.	6.13%		11/30/2039	3,128,744
1,480,000	WCI Communities, Inc.	6.88%		08/15/2021	1,491,100
305,000	WCI Communities, Inc.	6.88%	^	08/15/2021	307,288
2,096,000	WellPoint, Inc.	2.30%		07/15/2018	2,103,317
2,945,000	Wells Fargo & Company	4.60%		04/01/2021	3,229,776
1,205,000	Wells Fargo & Company	3.50%		03/08/2022	1,232,905
2,060,000	Wynn Las Vegas LLC	7.75%		08/15/2020	2,196,475
2,325,000	Xerox Corporation	2.95%		03/15/2017	2,407,849

	Total US Corporate Bonds (Cost $271,818,290)				270,740,240

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 17.1%

	Federal Home Loan Mortgage Corporation,
$1,924,836	Pool G01840	5.00%		07/01/2035	2,128,658
1,177,886	Pool G04817	5.00%		09/01/2038	1,296,411
23,668,324	Pool G08537	3.00%		07/01/2043	23,408,333
5,227,608	Pool N7-0081	5.50%		07/01/2038	5,868,968
6,990,099	Pool T60854	3.50%		09/01/2042	7,079,058
1,267,460	Pool U60299	4.00%		11/01/2040	1,346,298
134,613	Series 2692-SC	12.98%	# I/F	07/15/2033	162,942
5,300,000	Series 2722-PS	9.72%	# I/F	12/15/2033	6,313,817
281,467	Series 2750-ZT	5.00%		02/15/2034	296,768
503,751	Series 3002-SN	6.35%	# I/F I/O	07/15/2035	97,228
224,460	Series 3045-DI	6.58%	# I/F I/O	10/15/2035	43,440
881,615	Series 3116-Z	5.50%		02/15/2036	977,178
105,507	Series 3117-ZN	4.50%		02/15/2036	113,661
1,159,906	Series 3203-ZC	5.00%		07/15/2036	1,273,606
322,967	Series 3275-SC	5.93%	# I/F I/O	02/15/2037	44,659
2,573,559	Series 3382-SB	5.85%	# I/F I/O	11/15/2037	301,152
2,052,242	Series 3384-S	6.24%	# I/F I/O	11/15/2037	312,801
2,543,834	Series 3417-SX	6.03%	# I/F I/O	02/15/2038	278,740
286,123	Series 3423-GS	5.50%	# I/F I/O	03/15/2038	30,079
286,123	Series 3423-SG	5.50%	# I/F I/O	03/15/2038	31,980
386,336	Series 3524-LB	4.97%	#	06/15/2038	395,597
1,137,943	Series 3562-WS	4.80%	# I/F I/O	08/15/2039	114,665
681,136	Series 3582-SA	5.85%	# I/F I/O	10/15/2049	90,484
1,135,580	Series 3606-CS	6.20%	# I/F I/O	12/15/2039	197,227
615,187	Series 3616-SG	6.20%	# I/F I/O	03/15/2032	95,370
3,281,924	Series 3626-AZ	5.50%		08/15/2036	3,587,331
1,127,330	Series 3666-SC	5.62%	# I/F I/O	05/15/2040	149,138
634,221	Series 3666-VZ	5.50%		08/15/2036	694,835
205,424	Series 3688-CM	4.00%		07/15/2029	208,636
50,069	Series 3745-SY	9.69%	# I/F	10/15/2040	49,388
2,373,723	Series 3779-DZ	4.50%		12/15/2040	2,377,939
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,434,027
294,243	Series 3780-YS	9.59%	# I/F	12/15/2040	292,805
814,926	Series 3786-SG	9.19%	# I/F	01/15/2041	815,994
2,315,371	Series 3795-VZ	4.00%		01/15/2041	2,335,776
114,501	Series 3798-SD	9.29%	# I/F	12/15/2040	116,088
59,906	Series 3805-KS	9.19%	# I/F	02/15/2041	57,873
1,825,946	Series 3806-CZ	5.50%		07/15/2034	2,056,842
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,161,152
4,680,944	Series 3818-CZ	4.50%		03/15/2041	4,944,558
2,405,267	Series 3819-ZU	5.50%		07/15/2034	2,651,055
3,736,782	Series 3824-EY	3.50%		03/15/2031	3,839,715
251,282	Series 3828-SW	12.74%	# I/F	02/15/2041	274,129
3,911,049	Series 3863-ZA	5.50%		08/15/2034	4,314,882
3,404,399	Series 3888-ZG	4.00%		07/15/2041	3,594,434
2,535,069	Series 3910-GZ	5.00%		08/15/2041	2,754,667
19,113,568	Series 3967-ZP	4.00%		09/15/2041	19,314,385
5,504,400	Series 3972-AZ	3.50%		12/15/2041	5,228,038
21,880,211	Series 4057-ZA	4.00%		06/15/2042	21,943,937
8,035,552	Series 4096-DZ	3.50%		08/15/2042	7,362,172
16,366,754	Series 4291-MS	5.75%	# I/F I/O	01/15/2054	2,550,268
28,737,676	Series 4377-A	3.00%		06/15/2039	29,489,841
20,000,000	Series 4391-MA	3.00%		07/15/2040	20,275,000
1,189,246	Series R003-ZA	5.50%		10/15/2035	1,320,104

	Federal National Mortgage Association,
160,951	Series 2003-117-KS	6.95%	# I/F I/O	08/25/2033	15,983
500,000	Series 2003-W17-1A7	5.75%		08/25/2033	540,926
5,000,000	Series 2005-20-QH	5.00%		03/25/2035	5,401,133
935,547	Series 2006-101-SA	6.43%	# I/F I/O	10/25/2036	159,041
436,943	Series 2006-56-SM	6.60%	# I/F I/O	07/25/2036	72,686
355,870	Series 2007-116-BI	6.10%	# I/F I/O	05/25/2037	41,725
3,855,471	Series 2007-30-FS	29.11%	# I/F	04/25/2037	6,435,746
1,499,134	Series 2007-30-OI	6.29%	# I/F I/O	04/25/2037	273,911
308,157	Series 2008-29-ZA	4.50%		04/25/2038	328,751
332,096	Series 2008-62-SC	5.85%	# I/F I/O	07/25/2038	46,855
2,399,828	Series 2009-111-EZ	5.00%		01/25/2040	2,565,191
129,520	Series 2009-111-SE	6.10%	# I/F I/O	01/25/2040	16,219
214,223	Series 2009-16-MZ	5.00%		03/25/2029	231,462
335,474	Series 2009-48-WS	5.80%	# I/F I/O	07/25/2039	45,766
1,862,438	Series 2009-62-PS	5.95%	# I/F I/O	08/25/2039	245,884
3,337,191	Series 2009-77-ZA	4.50%		10/25/2039	3,606,047
1,045,851	Series 2009-83-Z	4.50%		10/25/2039	1,105,351
319,291	Series 2010-101-ZH	4.50%		07/25/2040	343,876

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	35

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$55,491	Series 2010-109-BS	53.30%	# I/F	10/25/2040	213,471
1,620,842	Series 2010-112-ZA	4.00%		10/25/2040	1,693,062
657,020	Series 2010-121-SD	4.35%	# I/F I/O	10/25/2040	64,178
29,336	Series 2010-137-VS	14.54%	# I/F	12/25/2040	40,725
2,323,089	Series 2010-150-ZA	4.00%		01/25/2041	2,336,729
370,753	Series 2010-31-SA	4.85%	# I/F I/O	04/25/2040	36,845
304,255	Series 2010-34-PS	4.78%	# I/F I/O	04/25/2040	30,653
445,973	Series 2010-35-SP	6.20%	# I/F I/O	04/25/2050	63,378
237,691	Series 2010-35-SV	6.30%	# I/F I/O	04/25/2040	30,444
7,972,574	Series 2010-37-MY	4.50%		04/25/2040	8,469,006
596,579	Series 2010-59-PS	6.30%	# I/F I/O	03/25/2039	73,963
638,851	Series 2010-59-SC	4.85%	# I/F I/O	01/25/2040	70,369
4,341,670	Series 2010-60-VZ	5.00%		10/25/2039	4,579,741
372,411	Series 2010-64-EZ	5.00%		06/25/2040	407,537
1,863,844	Series 2010-7-PE	5.00%		02/25/2040	1,995,450
798,958	Series 2010-90-GS	5.85%	# I/F I/O	08/25/2040	105,105
57,791	Series 2010-99-SG	24.23%	# I/F	09/25/2040	93,942
6,800,328	Series 2011-141-PZ	4.00%		01/25/2042	6,951,679
14,538,376	Series 2011-18-UZ	4.00%		03/25/2041	14,517,492
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,533,842
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	992,317
3,829,578	Series 2011-59-MA	4.50%		07/25/2041	4,096,377
10,247,240	Series 2011-63-ZE	4.00%		08/25/2038	10,744,759
423,801	Series 2011-88-SB	8.99%	# I/F	09/25/2041	424,960
19,810,878	Series 2014-55-MA	3.00%		10/25/2039	20,293,253
903,091	Series 400-S4	5.30%	# I/F I/O	11/25/2039	117,327

	Federal National Mortgage Association Pass-Thru,
376,588	Pool 555743	5.00%		09/01/2033	416,603
318,790	Pool 735382	5.00%		04/01/2035	352,611
2,491,558	Pool 735383	5.00%		04/01/2035	2,756,374
1,320,053	Pool 735402	5.00%		04/01/2035	1,459,917
1,918,139	Pool 735484	5.00%		05/01/2035	2,122,205
370,874	Pool 931104	5.00%		05/01/2039	410,703
2,262,460	Pool 995112	5.50%		07/01/2036	2,535,621
2,144,658	Pool 995203	5.00%		07/01/2035	2,372,650
1,755,362	Pool AB2123	4.00%		01/01/2031	1,877,496
139,581	Pool AB2370	4.50%		09/01/2035	148,186
68,714	Pool AC1032	5.00%		06/01/2040	74,812
44,933	Pool AD2177	4.50%		06/01/2030	48,937
2,824,410	Pool AH7309	4.00%		02/01/2031	3,020,726
1,510,057	Pool MA0264	4.50%		12/01/2029	1,644,215
184,806	Pool MA0282	5.00%		12/01/2039	207,315
1,136,154	Pool MA0353	4.50%		03/01/2030	1,243,395
90,892	Pool MA0468	5.00%		07/01/2040	98,024

	Government National Mortgage Association,
1,413,509	Pool 752494-SF	5.50%		09/20/2039	1,570,362
271,875	Series 2003-67-SP	6.95%	# I/F I/O	08/20/2033	84,217
374,446	Series 2008-82-SM	5.90%	# I/F I/O	09/20/2038	52,330
5,191,835	Series 2009-32-ZE	4.50%		05/16/2039	5,604,464
4,447,375	Series 2009-35-DZ	4.50%		05/20/2039	4,786,872
4,381,285	Series 2009-75-GZ	4.50%		09/20/2039	4,659,059
5,133,435	Series 2009-75-HZ	5.00%		09/20/2039	5,721,950
108,971	Series 2010-25-ZB	4.50%		02/16/2040	123,149
7,021,416	Series 2011-45-GZ	4.50%		03/20/2041	7,423,448
8,390,271	Series 2011-70-WS	9.39%	# I/F	12/20/2040	9,143,362
11,615,083	Series 2011-71-ZA	4.50%		02/20/2041	12,484,745

	Total US Government / Agency Mortgage Backed Obligations (Cost $360,333,619)				371,391,034

US GOVERNMENT BONDS AND NOTES 17.1%
56,800,000	United States Treasury Bonds	3.63%		02/15/2044	61,397,278
26,800,000	United States Treasury Notes	0.25%		10/31/2014	26,805,762
55,000,000	United States Treasury Notes	0.25%		01/31/2015	55,040,810
10,600,000	United States Treasury Notes	0.25%		03/31/2015	10,610,971
41,200,000	United States Treasury Notes	1.00%		06/30/2019	39,780,536

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$57,050,000	United States Treasury Notes	1.00%		08/31/2019	54,908,400
55,050,000	United States Treasury Notes	1.88%		06/30/2020	54,748,932
52,700,000	United States Treasury Notes	1.63%		08/15/2022	50,050,613
18,000,000	United States Treasury Notes	2.75%		11/15/2023	18,452,808

	Total US Government Bonds and Notes (Cost $369,570,889)				371,796,110

AFFILIATED MUTUAL FUNDS 5.2% (a)
11,277,670	DoubleLine Floating Rate Fund				113,002,257

	Total Affiliated Mutual Funds (Cost $113,628,896)				113,002,257

SHORT TERM INVESTMENTS 6.3%
45,390,325	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		45,390,325
45,390,325	Fidelity Institutional Government Portfolio	0.01%	♦		45,390,325
45,390,325	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		45,390,325

	Total Short Term Investments (Cost $136,170,975)				136,170,975

	Total Investments 98.8% (Cost $2,116,213,286)				2,142,167,672
	Other Assets in Excess of Liabilities 1.2%				26,970,035

	NET ASSETS 100.0%				$2,169,137,707

SECURITY TYPE BREAKDOWN as a % of Net Assets
US Government Bonds and Notes	17.1%
US Government / Agency Mortgage Backed Obligations	17.1%
Foreign Corporate Bonds	16.8%
US Corporate Bonds	12.5%
Non-Agency Residential Collateralized Mortgage Obligations	11.9%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Short Term Investments	6.3%
Affiliated Mutual Funds	5.2%
Collateralized Loan Obligations	4.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.4%
Other Assets and Liabilities	1.2%

100.0%

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

COUNTRY BREAKDOWN as a % of Net Assets
United States	81.6%
Mexico	2.6%
Colombia	2.3%
Peru	2.3%
Brazil	2.2%
Guatemala	1.4%
Chile	1.3%
Costa Rica	0.5%
Jamaica	0.4%
Canada	0.4%
Paraguay	0.4%
United Kingdom	0.4%
India	0.4%
Israel	0.3%
Dominican Republic	0.3%
Barbados	0.3%
Supranational	0.2%
Australia	0.2%
South Korea	0.2%
Netherlands	0.2%
Qatar	0.2%
Singapore	0.1%
France	0.1%
Panama	0.1%
Morocco	0.1%
Indonesia	0.1%
Luxembourg	0.1%
El Salvador	0.1%
Other Assets and Liabilities	1.2%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
US Government Bonds and Notes	17.1%
US Government / Agency Mortgage Backed Obligations	17.1%
Non-Agency Residential Collateralized Mortgage Obligations	11.9%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Short Term Investments	6.3%
Affiliated Mutual Funds	5.2%
Banking	4.7%
Collateralized Loan Obligations	4.4%
Telecommunications	3.0%
Oil & Gas	2.8%
Utilities	1.5%
Chemicals/Plastics	1.5%
Consumer Products	1.5%
Building and Development	1.4%
Mining	1.4%
Finance	1.1%
Business Equipment and Services	0.9%
Media	0.8%
Transportation	0.8%
Healthcare	0.8%
Financial Intermediaries	0.8%
Automotive	0.7%
Food Products	0.5%
Food/Drug Retailers	0.5%
Real Estate	0.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.4%
Construction	0.4%
Energy	0.4%
Insurance	0.4%
Beverage and Tobacco	0.3%
Industrial	0.3%
Conglomerates	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Leisure	0.3%
Retailers (other than Food/Drug)	0.3%
Software	0.2%
Pharmaceuticals	0.2%
Machinery and Tools	0.2%
Environmental Control	0.1%
Air Transport	0.1%
Electronics/Electric	0.1%
Cosmetics/Toiletries	0.1%
Containers and Glass Products	0.1%
Pulp & Paper	0.1%
Other Assets and Liabilities	1.2%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $379,300,858 or 17.5% of net assets.

†	Perpetual Maturity

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

(a)	Institutional class shares held

♦	Seven-day yield as of September 30, 2014

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	37

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2014

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2014 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at September 30, 2014	Value at September 30, 2014	Dividend Income Earned in the Period Ended September 30, 2014	Net Realized Gain (Loss) in the Period Ended September 30, 2014
DoubleLine Floating Rate Fund	$104,358,793	$10,000,000	$—	11,277,670	$113,002,257	$1,702,013	$—

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 98.9%

BARBADOS 1.9%
$4,200,000	Columbus International, Inc.	7.38%	^	03/30/2021	4,383,750
7,800,000	Columbus International, Inc.	7.38%		03/30/2021	8,141,250

					12,525,000

BRAZIL 15.4%
10,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	9,751,000
1,300,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	1,359,319
2,700,000	Braskem America Finance Company	7.13%		07/22/2041	2,686,500
2,500,000	Braskem Finance Ltd.	7.38%	†	10/04/2015	2,506,250
2,000,000	Braskem Finance Ltd.	6.45%		02/03/2024	2,085,000
4,500,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	4,365,000
1,000,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	962,500
2,000,000	Cosan Luxembourg S.A.	5.00%		03/14/2023	1,925,000
8,600,000	ESAL GmbH	6.25%	^	02/05/2023	8,385,000
2,000,000	ESAL GmbH	6.25%		02/05/2023	1,950,000
3,400,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	3,350,700
5,000,000	GTL Trade Finance, Inc.	5.89%	^	04/29/2024	5,068,050
3,000,000	JBS Investments GmbH	7.25%	^	04/03/2024	3,067,500
4,000,000	Klabin Finance S.A.	5.25%	^	07/16/2024	3,921,200
6,575,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	6,575,000
11,000,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	10,730,500
7,600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	7,771,000
3,050,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	3,112,525
500,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	510,250
11,000,000	OAS Financial Ltd.	8.88%	#^†	04/25/2018	10,309,200
4,500,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	4,567,500
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	5,272,400
1,000,000	Rio Oil Finance Trust	6.25%	^	07/06/2024	1,033,014

					101,264,408

CHILE 8.9%
11,000,000	Cencosud S.A.	4.88%	^	01/20/2023	11,012,034
526,000	CFR International S.A.	5.13%		12/06/2022	567,313
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	8,226,617
13,500,000	ENTEL Chile S.A.	4.75%	^	08/01/2026	13,527,891
6,400,000	GNL Quintero S.A.	4.63%	^	07/31/2029	6,393,638
6,500,000	SUAM Finance B.V.	4.88%	^	04/17/2024	6,630,000
1,500,000	SUAM Finance B.V.	4.88%		04/17/2024	1,530,000
10,000,000	VTR Finance B.V.	6.88%		01/15/2024	10,375,000

					58,262,493

COLOMBIA 14.1%
5,100,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	5,431,500
4,900,000	Avianca Holdings S.A.	8.38%		05/10/2020	5,218,500
4,000,000	Banco Davivienda S.A.	5.88%		07/09/2022	4,020,000
4,000,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	4,110,000
1,000,000	Banco de Bogota S.A.	5.38%		02/19/2023	1,027,500
5,000,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	5,450,000
5,000,000	Bancolombia S.A.	6.13%		07/26/2020	5,400,000
2,000,000	Bancolombia S.A.	5.13%		09/11/2022	2,018,000
5,400,000	Ecopetrol S.A.	4.13%		01/16/2025	5,238,000
500,000	Ecopetrol S.A.	5.88%		05/28/2045	508,750
9,000,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	8,932,500
6,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	5,955,000
600,000	Gruposura Finance S.A.	5.70%		05/18/2021	651,000
500,000	GrupoSura Finance S.A.	5.70%		05/18/2021	542,500
11,500,000	Millicom International Cellular S.A.	4.75%		05/22/2020	11,011,250
317,000	Millicom International Cellular S.A.	6.63%	^	10/15/2021	330,472

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$9,400,000	Millicom International Cellular S.A.	6.63%		10/15/2021	9,799,500
14,600,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	14,020,380
2,000,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	1,926,900
500,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	528,750

					92,120,502

COSTA RICA 4.4%
7,000,000	Banco de Costa Rica	5.25%		08/12/2018	7,157,500
10,000,000	Banco Nacional de Costa Rica	6.25%		11/01/2023	10,075,000
6,000,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	6,390,000
4,775,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	5,085,375

					28,707,875

DOMINICAN REPUBLIC 2.7%
1,300,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	1,267,500
2,700,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	2,632,500
1,600,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	1,718,000
11,463,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	12,308,396

					17,926,396

EL SALVADOR 0.9%
6,200,000	AES El Salvador Trust	6.75%		03/28/2023	6,011,396

					6,011,396

GUATEMALA 10.4%
9,000,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	9,371,250
6,545,000	Agromercantil Senior Trust	6.25%		04/10/2019	6,814,981
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,653,125
600,000	Cementos Progreso Trust	7.13%	^	11/06/2023	645,300
10,000,000	Cementos Progreso Trust	7.13%		11/06/2023	10,755,000
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,510,000
9,000,000	Comcel Trust	6.88%	^	02/06/2024	9,517,500
5,500,000	Comcel Trust	6.88%		02/06/2024	5,816,250
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,855,750
10,133,000	Industrial Senior Trust	5.50%		11/01/2022	10,057,003

					67,996,159

INDIA 2.3%
4,000,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	3,935,000
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	647,756
5,400,000	Vedanta Resources PLC	8.25%		06/07/2021	5,977,125
4,400,000	Vedanta Resources PLC	7.13%	^	05/31/2023	4,526,500

					15,086,381

ISRAEL 1.6%
6,140,000	B Communications Ltd.	7.38%	^	02/15/2021	6,562,125
4,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	4,086,904

					10,649,029

JAMAICA 2.4%
500,000	Digicel Ltd.	7.00%		02/15/2020	517,500
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	7,503,750
7,677,000	Digicel Ltd.	7.13%		04/01/2022	7,680,839

					15,702,089

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	39

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEXICO 14.9%
$2,000,000	Banco Inbursa S.A.	4.13%	^	06/06/2024	1,940,000
500,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	522,500
1,900,000	Cemex Finance LLC	6.00%		04/01/2024	1,899,430
9,000,000	Cemex S.A.B. de C.V.	5.70%	^	01/11/2025	8,694,000
3,000,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	3,217,500
10,800,000	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	11,367,000
5,800,000	Fresnillo PLC	5.50%	^	11/13/2023	6,059,260
3,000,000	Fresnillo PLC	5.50%		11/13/2023	3,134,100
3,700,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	4,014,500
1,200,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	1,257,000
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	9,095,000
5,000,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	5,139,750
6,700,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	6,887,265
5,500,000	Metalsa S.A. de C.V.	4.90%		04/24/2023	5,362,500
4,500,000	Mexichem S.A.B. de C.V.	6.75%		09/19/2042	4,828,500
1,900,000	Mexichem S.A.B. de C.V.	5.88%	^	09/17/2044	1,866,750
9,453,000	Mexico Generadora de Energia	5.50%		12/06/2032	9,476,632
500,000	Office Depot de Mexico S.A. de C.V.	6.88%		09/20/2020	537,500
8,000,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	8,540,000
3,400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	3,323,500

					97,162,687

MOROCCO 0.1%
500,000	Office Cherifien des Phosphates	5.63%	^	04/25/2024	521,350

					521,350

PANAMA 1.3%
2,750,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	2,829,750
5,283,415	ENA Norte Trust	4.95%		04/25/2023	5,467,965

					8,297,715

PARAGUAY 1.4%
900,000	Banco Regional SAECA	8.13%	^	01/24/2019	990,000
6,940,000	Banco Regional SAECA	8.13%		01/24/2019	7,634,000
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	416,200
300,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	312,150

					9,352,350

PERU 14.6%
3,100,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	3,456,500
3,600,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	4,014,000
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	3,570,450
2,000,000	Banco de Credito del Peru	6.13%	#	04/24/2027	2,145,000
4,000,000	Banco International del Peru S.A.A.	6.63%	#^	03/19/2029	4,360,000
3,000,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	3,270,000
3,508,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	3,986,842
3,000,000	Camposol S.A.	9.88%	^	02/02/2017	3,165,000
2,818,000	Camposol S.A.	9.88%		02/02/2017	2,972,990
4,000,000	Cia Minera Milpo S.A.A.	4.63%	^	03/28/2023	3,990,000
500,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	528,900
5,600,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	5,180,000
6,000,000	Corporacion Financiera de Desarrollo S.A.	5.25%	#^	07/15/2029	6,097,500

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,700,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	1,683,000
6,205,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	6,142,950
2,000,000	Ferreycorp S.A.A.	4.88%	^	04/26/2020	1,990,000
2,090,951	IIRSA Norte Finance Ltd.	8.75%		05/30/2024	2,488,232
1,500,000	InRetail Shopping Malls	6.50%	^	07/09/2021	1,571,250
3,500,000	InRetail Shopping Malls	6.50%		07/09/2021	3,666,250
2,000,000	Maestro Peru S.A.	6.75%		09/26/2019	2,171,900
5,400,000	Minsur S.A.	6.25%	^	02/07/2024	5,942,700
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,782,250
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,518,425
5,000,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	4,825,000
4,000,000	Southern Copper Corporation	6.75%		04/16/2040	4,486,720
7,000,000	Southern Copper Corporation	5.25%		11/08/2042	6,649,020
500,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	496,250

					95,151,129

QATAR 1.4%
3,341,000	Nakilat, Inc.	6.07%		12/31/2033	3,804,564
4,621,577	Nakilat, Inc.	6.27%		12/31/2033	5,245,490

					9,050,054

SINGAPORE 0.2%
500,000	Oversea-Chinese Banking Corporation	4.00%	#^	10/15/2024	505,667
500,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	504,465

					1,010,132

	Total Foreign Corporate Bonds (Cost $637,834,146)				646,797,145

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.1%

COSTA RICA 0.1%
500,000	Costa Rica Government International Bond	7.00%	^	04/04/2044	503,750

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $500,000)				503,750

SHORT TERM INVESTMENTS 0.0%
13,649	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		13,649
13,650	Fidelity Institutional Government Portfolio	0.01%	♦		13,650
13,649	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		13,649

	Total Short Term Investments (Cost $40,948)				40,948

	Total Investments 99.0% (Cost $638,375,094)				647,341,843
	Other Assets in Excess of Liabilities 1.0%				6,222,669

	NET ASSETS 100.0%				$653,564,512

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

COUNTRY BREAKDOWN as a % of Net Assets
Brazil	15.4%
Mexico	14.9%
Peru	14.6%
Colombia	14.1%
Guatemala	10.4%
Chile	8.9%
Costa Rica	4.5%
Dominican Republic	2.7%
Jamaica	2.4%
India	2.3%
Barbados	1.9%
Israel	1.6%
Paraguay	1.4%
Qatar	1.4%
Panama	1.3%
El Salvador	0.9%
Singapore	0.2%
Morocco	0.1%
United States	0.0%	~
Other Assets and Liabilities	1.0%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
Banking	18.4%
Telecommunications	14.7%
Consumer Products	9.3%
Utilities	8.9%
Oil & Gas	7.3%
Building and Development	6.4%
Mining	6.4%
Finance	6.0%
Transportation	4.4%
Chemicals/Plastics	4.3%
Construction	3.1%
Conglomerates	1.8%
Food/Drug Retailers	1.7%
Beverage and Tobacco	1.5%
Media	1.3%
Real Estate	1.0%
Automotive	0.8%
Retailers (other than Food/Drug)	0.6%
Pulp & Paper	0.6%
Industrial	0.3%
Pharmaceuticals	0.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.1%
Short Term Investments	0.0%	~
Other Assets and Liabilities	1.0%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $289,854,997 or 44.3% of net assets.

†	Perpetual Maturity

#	Variable rate security. Rate disclosed as of September 30, 2014.

♦	Seven-day yield as of September 30, 2014
~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	41

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 5.3%

	Brookside Mill Ltd.,
$1,000,000	Series 2013-1A-E	4.63%	#^	04/17/2025	893,485
1,000,000	Series 2013-1A-SUB	18.44%	#^@	04/17/2025	982,165

	Cent Ltd.,
1,000,000	Series 2013-18A-D	3.68%	#^	07/23/2025	948,892
1,000,000	Series 2013-18A-E	4.83%	#^	07/23/2025	900,371
1,000,000	Series 2013-18A-SUB	19.57%	#^@	07/23/2025	895,027
500,000	Series 2014-22A-C	3.98%	#^	11/07/2026	477,100

	Madison Park Funding Ltd.,
500,000	Series 2014-13A-D	3.58%	#^	01/19/2025	476,344

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	3.88%	#^	11/14/2026	478,780
500,000	Series 2014-1A-D	6.83%	#^	11/14/2026	495,310

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	500,081

	Total Collateralized Loan Obligations (Cost $7,166,532)				7,047,555

FOREIGN CORPORATE BONDS 2.6%
3,500,000	Petroleos de Venezuela S.A.	4.90%		10/28/2014	3,438,750

	Total Foreign Corporate Bonds (Cost $3,450,040)				3,438,750

MUNICIPAL BONDS 1.7%
2,500,000	Commonwealth of Puerto Rico	8.00%		07/01/2035	2,206,250

	Total Municipal Bonds (Cost $2,255,768)				2,206,250

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 8.9%

	Adjustable Rate Mortgage Trust,
335,160	Series 2006-1-2A1	3.02%	#	03/25/2036	260,183

	Banc of America Alternative Loan Trust,
596,275	Series 2006-7-A4	6.00%	#	10/25/2036	410,252

	BCAP LLC Trust,
61,768	Series 2007-AA2-2A5	6.00%		04/25/2037	53,789
2,673,259	Series 2009-RR4-1A2	3.16%	#^	06/26/2037	1,329,598
75,535	Series 2010-RR6-1A20	5.56%	#^	08/26/2022	76,020

	ChaseFlex Trust,
327,520	Series 2007-M1-2F4	4.81%	#	08/25/2037	267,535

	Citicorp Mortgage Securities, Inc.,
105,564	Series 2007-2-3A1	5.50%		02/25/2037	105,575

	Citicorp Mortgage Loan Trust, Inc.,
357,888	Series 2009-7-2A2	5.50%	^	10/25/2021	353,763

	CitiMortgage Alternative Loan Trust,
394,477	Series 2007-A6-1A11	6.00%		06/25/2037	334,386

	Countrywide Alternative Loan Trust,
144,077	Series 2006-32CB-A16	5.50%		11/25/2036	128,684
850,858	Series 2006-J1-2A1	7.00%		02/25/2036	365,412
31,057	Series 2007-17CB-1A10	29.19%	# I/F	08/25/2037	49,439
21,959	Series 2007-21CB-2A2	27.78%	# I/F	09/25/2037	34,117

	Countrywide Home Loans,
375,426	Series 2007-10-A5	6.00%		07/25/2037	348,528
20,148	Series 2007-4-1A5	6.50%		05/25/2037	19,437

	Credit Suisse First Boston Mortgage Securities Corporation,
244,902	Series 2005-8-1A3	5.25%		09/25/2035	240,456

	Credit Suisse Mortgage Capital Certificates,
52,168	Series 2006-9-4A1	6.00%		11/25/2036	51,021
433,586	Series 2010-7R-4A17	6.52%	#^	04/26/2037	398,710

	Deutsche Mortgage Securities, Inc.,
226,624	Series 2006-PR1-3A1	11.91%	#^ I/F	04/15/2036	269,912
352,534	Series 2006-PR1-5AI4	11.91%	#^ I/F	04/15/2036	416,557

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Horizon Alternative Mortgage Securities,
$81,140	Series 2007-FA2-1A3	6.00%		04/25/2037	63,206

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	251,203

	GSR Mortgage Loan Trust,
214,160	Series 2006-2F-2A20	10.95%	# I/F	02/25/2036	221,980

	JP Morgan Alternative Loan Trust,
49,219	Series 2005-S1-2A11	6.00%		12/25/2035	44,962
742,005	Series 2006-S1-1A3	5.50%		03/25/2036	655,067

	JP Morgan Mortgage Acquisition Corporation,
192,240	Series 2006-CH2-AF3	5.16%	#	10/25/2036	157,096

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	305,609

	Lehman Mortgage Trust,
116,956	Series 2006-4-1A3	5.25%	# I/F I/O	08/25/2036	15,819
7,309	Series 2006-4-1A4	6.00%		08/25/2036	6,213
71,413	Series 2007-5-11A1	5.53%	#	06/25/2037	52,822

	Lehman XS Trust,
303,650	Series 2005-1-3A3A	5.11%	#	07/25/2035	276,628

	Long Beach Mortgage Loan Trust,
310,531	Series 2005-WL2-M1	0.62%	#	08/25/2035	308,220

	MASTR Resecuritization Trust,
436,932	Series 2008-4-A1	6.00%	#^	06/27/2036	389,968

	Morgan Stanley Mortgage Loan Trust,
389,030	Series 2007-13-6A1	6.00%		10/25/2037	322,638

	Residential Accredit Loans, Inc.,
333,511	Series 2006-QS10-A9	6.50%		08/25/2036	292,157
6,062	Series 2006-QS13-1A8	6.00%		09/25/2036	4,836
345,413	Series 2006-QS2-1A4	5.50%		02/25/2036	290,619
68,112	Series 2006-QS7-A4	0.55%	#	06/25/2036	43,957
204,337	Series 2006-QS7-A5	5.45%	# I/F I/O	06/25/2036	34,787
130,615	Series 2006-QS8-A4	0.60%	#	08/25/2036	82,579
391,846	Series 2006-QS8-A5	5.40%	# I/F I/O	08/25/2036	67,338

	Residential Asset Mortgage Products, Inc.,
405,192	Series 2004-RS2-MII1	1.02%	#	02/25/2034	388,938
705	Series 2004-RS9-AI4	4.77%	#	10/25/2032	740

	Residential Asset Securitization Trust,
35,000	Series 2005-A12-A12	5.50%		11/25/2035	32,613
772,221	Series 2006-A16-1A3	6.00%		02/25/2037	617,965
578,724	Series 2007-A1-A8	6.00%		03/25/2037	447,683
584,916	Series 2007-A5-2A5	6.00%		05/25/2037	525,225

	Washington Mutual Mortgage Pass-Through Certificates,
360,693	Series 2006-8-A6	4.90%	#	10/25/2036	259,098

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,841,376)				11,673,340

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 4.2%

	Federal Home Loan Mortgage Corporation,
107,805	Series 3261-SA	6.28%	# I/F I/O	01/15/2037	18,233
116,318	Series 3317-DS	14.62%	# I/F	05/15/2037	143,398
223,219	Series 3355-BI	5.90%	# I/F I/O	08/15/2037	34,535
192,398	Series 3384-S	6.24%	# I/F I/O	11/15/2037	29,325
383,241	Series 3384-SG	6.16%	# I/F I/O	08/15/2036	56,658
236,636	Series 3417-SX	6.03%	# I/F I/O	02/15/2038	25,929
357,653	Series 3423-GS	5.50%	# I/F I/O	03/15/2038	37,599
3,612,206	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	37,143
415,376	Series 3500-SA	5.37%	# I/F I/O	01/15/2039	49,785
489,538	Series 3523-SM	5.85%	# I/F I/O	04/15/2039	70,086
113,794	Series 3562-WS	4.80%	# I/F I/O	08/15/2039	11,466
529,662	Series 3728-SV	4.30%	# I/F I/O	09/15/2040	52,380
437,232	Series 3758-S	5.88%	# I/F I/O	11/15/2040	55,153
74,464	Series 3779-DZ	4.50%		12/15/2040	74,596
27,715	Series 3780-YS	9.59%	# I/F	12/15/2040	27,580
501,789	Series 3815-ST	5.70%	# I/F I/O	02/15/2041	62,122
211,594	Series 3900-SB	5.82%	# I/F I/O	07/15/2041	28,299
382,124	Series 3923-CZ	5.00%		09/15/2041	428,657

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
$194,906	Series 2006-101-SA	6.43%	# I/F I/O	10/25/2036	33,134
98,450	Series 2006-123-LI	6.17%	# I/F I/O	01/25/2037	17,506
681,516	Series 2007-39-AI	5.97%	# I/F I/O	05/25/2037	113,137
354,167	Series 2007-57-SX	6.47%	# I/F I/O	10/25/2036	56,239
24,172	Series 2009-49-S	6.60%	# I/F I/O	07/25/2039	3,732
558,357	Series 2009-86-CI	5.65%	# I/F I/O	09/25/2036	64,212
308,425	Series 2009-90-IA	5.60%	# I/F I/O	03/25/2037	39,369
280,726	Series 2009-90-IB	5.57%	# I/F I/O	04/25/2037	36,174
598,170	Series 2010-39-SL	5.52%	# I/F I/O	05/25/2040	74,710
423,740	Series 2011-5-PS	6.25%	# I/F I/O	11/25/2040	57,117
330,391	Series 2012-30-DZ	4.00%		04/25/2042	335,526
1,040,759	Series 2013-53-ZC	3.00%		06/25/2043	891,276
931,240	Series 2013-55-KS	5.77%	# I/F	06/25/2043	780,383
971,947	Series 2013-55-VZ	3.00%		06/25/2043	837,370

	Government National Mortgage Association,
59,385	Series 2009-6-SM	5.80%	# I/F I/O	02/20/2038	7,930
8,165	Series 2011-12-PO	0.00%	P/O	12/20/2040	5,772
585,118	Series 2011-45-GZ	4.50%		03/20/2041	618,621
250,000	Series 2011-7-LS	9.57%	# I/F	12/20/2040	275,058

	Total US Government / Agency Mortgage Backed Obligations (Cost $5,472,804)				5,490,210

EXCHANGE TRADED FUNDS AND COMMON STOCKS 17.6%
255,000	Aberdeen Japan Equity Fund, Inc.				1,813,050
300,000	First Trust ISE-Revere Natural Gas Index Fund				5,367,000
45,000	Industrial Select Sector SPDR Fund				2,391,750
18,500	iShares iBoxx $ High Yield Corporate Bond ETF				1,701,075
86,000	SPDR EURO STOXX 50 ETF				3,414,200
124,000	WisdomTree Europe Hedged Equity Fund				7,164,720
65,000	WisdomTree India Earnings Fund				1,424,150

	Total Exchange Traded Funds and Common Stocks (Cost $22,987,340)				23,275,945

AFFILIATED MUTUAL FUNDS 34.9% (a)
654,370	DoubleLine Core Fixed Income Fund				7,158,807
665,276	DoubleLine Emerging Markets Fixed Income Fund				7,125,105
186,012	DoubleLine Equities Growth Fund				2,408,854
315,911	DoubleLine Floating Rate Fund				3,165,428
2,388,645	DoubleLine Total Return Bond Fund				26,131,775

	Total Affiliated Mutual Funds (Cost $46,930,569)				45,989,969

PURCHASED OPTIONS 0.6%
260	Crude Oil Call, Expiration November 2014, Strike Price $118.00				5,200
220	Crude Oil Call, Expiration November 2014, Strike Price $115.00				6,600

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10	Gold Call, Expiration December 2014, Strike Price $2,000.00				—
2,200	iShares MSCI Emerging Markets ETF Call, Expiration December 2014, Strike Price $46.00				25,300
6,000	Market Vectors Gold Miners ETF Call, Expiration December 2014, Strike Price $27.00				90,000
20,000,000	U.S. Dollar / Chinese Renminbi Call, Expiration March 2016, Strike Price $6.23				543,066
20,000,000	U.S. Dollar / Chinese Renminbi Put, Expiration March 2016, Strike Price $6.23				131,139

	Total Purchased Options (Cost $2,367,031)				801,305

SHORT TERM INVESTMENTS 24.0%
9,489,083	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		9,489,083
9,489,084	Fidelity Institutional Government Portfolio	0.01%	♦		9,489,084
10,221,083	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		10,221,083
2,500,000	United States Treasury Bills	0.00%		11/06/2014	2,499,924

	Total Short Term Investments (Cost $31,699,174)				31,699,174

	Total Investments 99.8% (Cost $133,170,634)				131,622,498
	Other Assets in Excess of Liabilities 0.2%				238,992

	NET ASSETS 100.0%				$131,861,490

SECURITY TYPE BREAKDOWN as a % of Net Assets
Affiliated Mutual Funds	34.9%
Short Term Investments	24.0%
Exchange Traded Funds and Common Stocks	17.6%
Non-Agency Residential Collateralized Mortgage Obligations	8.9%
Collateralized Loan Obligations	5.3%
US Government / Agency Mortgage Backed Obligations	4.2%
Foreign Corporate Bonds	2.6%
Municipal Bonds	1.7%
Purchased Options	0.6%
Other Assets and Liabilities	0.2%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	43

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	(Unaudited) September 30, 2014

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $10,587,692 or 8.0% of net assets.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2014.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

P/O	Principal only security
(a)	Institutional class shares held

♦	Seven-day yield as of September 30, 2014

Futures Contracts - Long
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
57	Hard Red Winter Wheat Future	12/2014	$(269,854)
65	Wheat Future	12/2014	(314,655)
100	mini MSCI EAFE Index Future	12/2014	(267,725)
50	mini MSCI Emerging Markets Index Future	12/2014	(154,112)
230	Nikkei-225 Stock Average Future	12/2014	522,399
170	E-mini S&P 500 Future	12/2014	(223,533)
47	U.S. Treasury Bond Future	12/2014	(25,532)
25	Ultra Long Term U.S. Treasury Bond Future	12/2014	(2,395)

			$(735,407)

Futures Contracts - Short
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
120	5-Year U.S. Treasury Note Future	12/2014	$3,514
100	10-Year U.S. Treasury Note Future	12/2014	21,675

			$25,189

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Cocoa Official Close Index	Morgan Stanley	625,000	10/02/2014	$(9,254)
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	625,000	10/02/2014	(6,189)
S&P GSCI Cotton Official Close Index	Morgan Stanley	625,000	10/02/2014	(305)
S&P GSCI Gold Official Close Index	Morgan Stanley	625,000	10/02/2014	(5,268)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	625,000	10/02/2014	(25,223)
S&P GSCI Copper Official Close Index	Morgan Stanley	625,000	10/02/2014	(2,049)
Markit iBoxx USD Liquid Leveraged Loans Total Return Index	Morgan Stanley	10,000,000	12/20/2014	(111,402)
NYSE Arca Natural Gas Index	Goldman Sachs	6,600,000	12/26/2014	(23,989)

				$(183,679)

Total Return Swaps - Short
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	625,000	10/02/2014	$14,788
S&P GSCI Corn Official Close Index	Morgan Stanley	625,000	10/02/2014	10,065
S&P GSCI Coffee Official Close Index	Morgan Stanley	625,000	10/02/2014	(37,884)
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	625,000	10/02/2014	(16,660)
S&P GSCI Sugar Official Close Index	Morgan Stanley	625,000	10/02/2014	(14,381)
S&P GSCI Wheat Official Close Index	Morgan Stanley	625,000	10/02/2014	(4,945)

				$(49,017)

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

Forward Currency Exchange Contracts

Settlement Date	Currency to be Delivered	U.S. Value	Currency to be Received	U.S. Value	Counterparty	Unrealized Appreciation (Depreciation)
12/08/2014	11,667,665 Euros	$14,744,132	15,000,000 U.S. Dollars	$15,000,000	Morgan Stanley	$255,868
12/19/2014	1,633,761,025 Japanese Yen	14,908,757	15,000,000 U.S. Dollars	15,000,000	Morgan Stanley	91,243

		$29,652,889		$30,000,000		$347,111

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the period ended September 30, 2014 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at September 30, 2014	Value at September 30, 2014	Dividend Income Earned in the Period Ended September 30, 2014	Net Realized Gain (Loss) in the Period Ended September 30, 2014
DoubleLine Core Fixed Income Fund	$7,119,545	$—	$—	654,370	$7,158,807	$153,541	$—
DoubleLine Emerging Markets Fixed Income Fund	—	7,100,000	—	665,276	7,125,105	163,775	—
DoubleLine Equities Growth Fund	—	2,500,000	—	186,012	2,408,854	—	—
DoubleLine Floating Rate Fund	3,807,681	—	600,000	315,911	3,165,428	51,466	(592)
DoubleLine Total Return Bond Fund	26,036,229	—	—	2,388,645	26,131,775	632,132	—

	$36,963,455	$9,600,000	$600,000	4,210,214	$45,989,969	$1,000,914	$(592)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	45

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.3%

	Access Group, Inc.,
$15,825,811	Series 2007-A-B	0.78%	#	02/25/2037	14,466,896

	SoFi Professional Loan Program,
11,214,978	Series 2013-A-A	3.75%	^	12/25/2029	11,437,035
3,140,206	Series 2014-A-A2	3.02%	^	10/25/2027	3,145,299

	Total Asset Backed Obligations (Cost $28,827,341)				29,049,230

BANK LOANS 9.5%

	Activision Blizzard, Inc.,
8,085,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	10/13/2020	8,074,409

	Calpine Construction,
8,071,089	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B1	3.00%	#	05/04/2020	7,824,921

	CBS Outdoor Americas Capital LLC,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	02/01/2021	7,895,840

	Cedar Fair LP,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	03/06/2020	7,952,520

	CIH International S.A.R.L.,
7,929,774	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	1.90%	#	06/05/2020	7,938,021

	DaVita HealthCare Partners, Inc.
7,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/24/2021	7,903,711

	Delta Air Lines, Inc.,
7,931,932	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.25%	#	10/18/2018	7,760,404

	Goodyear Tire & Rubber Company,
8,000,000	Guaranteed Senior Secured 2nd Lien Term Loan	4.75%	#	04/30/2019	7,998,760

	H.J. Heinz Company,
7,919,825	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	06/05/2020	7,833,696

	HCA, Inc.,
7,934,962	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	2.98%	#	05/01/2018	7,852,320

	Hilton Worldwide Finance LLC,
7,955,166	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	7,842,441

	Huntsman International LLC,
7,939,189	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.70%	#	04/19/2017	7,795,291

	Intelsat Jackson Holdings S.A.,
5,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	4,929,375

	Jazz Pharmaceuticals, Inc.,
7,949,975	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	06/12/2018	7,902,792

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KAR Auction Services, Inc.,
$7,943,108	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/11/2021	7,847,115

	Las Vegas Sands LLC,
4,944,975	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	12/18/2020	4,919,780

	MEG Energy Corporation,
7,923,855	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/31/2020	7,892,714

	Nielsen Finance LLC,
1,995,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.15%	#	04/15/2021	1,997,264

	NRG Energy, Inc.,
7,924,585	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	07/02/2018	7,786,341

	Pinnacle Foods Finance LLC,
7,957,549	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.25%	#	04/29/2020	7,808,345

	Regal Cinemas Corporation,
7,922,997	Guaranteed Senior Secured 1st Lien Term Loan	2.65%	#	08/23/2017	7,804,667

	Ruby Western Pipeline Holdings LLC,
7,413,443	Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/27/2020	7,360,919

	SBA Senior Finance LLC,
7,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	03/24/2021	7,828,699

	Southwire Company,
7,964,987	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	02/10/2021	7,872,395

	Terex Corporation,
5,942,718	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	08/13/2021	5,938,261

	Vantiv LLC,
7,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	06/13/2021	7,938,384

	Virgin Media Investment Holdings Ltd.,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/08/2020	7,802,720

	WMG Acquisition Corporation,
5,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	07/01/2020	5,745,109

	WR Grace & Company,
2,105,263	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	1.00%	#&	02/03/2021	2,092,632

	WR Grace & Company,
5,865,263	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	02/03/2021	5,830,072

	Total Bank Loans (Cost $214,595,426)				211,969,918

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 20.7%

	ACA Ltd.,
$141,081	Series 2006-1A-A1	0.48%	#^	07/25/2018	141,093
500,000	Series 2006-1A-A2	0.62%	#^	07/25/2018	496,268

	ACAS Ltd.,
1,698,723	Series 2007-1X-A1S	0.44%	#	04/20/2021	1,685,908
4,500,000	Series 2014-1A-A	1.76%	#^	07/18/2026	4,489,350

	Apidos Ltd.,
3,749,559	Series 2006-3A-A1	0.49%	#^	06/12/2020	3,739,623
5,000,000	Series 2013-16A-A1	1.68%	#^	01/19/2025	4,998,495
2,250,000	Series 2014-17A-X	1.21%	#^	04/17/2026	2,250,266

	ARES Ltd.,
2,346,709	Series 2007-3RA-A2	0.45%	#^	04/16/2021	2,324,151

	Atrium Corporation,
815,712	Series 5A-A2A	0.45%	#^	07/20/2020	813,837

	Avenue Ltd.,
601,527	Series 2005-2A-A2L	0.66%	#^	10/30/2017	601,663
1,950,000	Series 2005-2A-B1L	2.04%	#^	10/30/2017	1,950,236
305,495	Series 2007-6A-A1	0.46%	#^	07/17/2019	303,586

	Avery Point Ltd.,
3,000,000	Series 2014-1A-A	1.75%	#^	04/25/2026	3,001,689
1,000,000	Series 2014-1A-B1	2.33%	#^	04/25/2026	988,189
24,062	Series 2014-1A-X	1.23%	#^	04/25/2026	24,062

	Babson Ltd.,
4,500,000	Series 2005-2A-A2	0.63%	#^	07/20/2019	4,502,794
11,881,305	Series 2007-1X-A2A	0.45%	#	01/18/2021	11,789,346

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.38%	#^	07/15/2026	1,003,760

	Black Diamond Ltd.,
13,613,314	Series 2005-1A-A1	0.50%	#^	06/20/2017	13,592,988

	BlackRock Senior Income,
7,615,195	Series 2006-4A-A	0.47%	#^	04/20/2019	7,543,715
5,494,904	Series 2007-5A-A3	0.46%	#^	08/13/2019	5,402,813

	BlueMountain Ltd.,
4,500,000	Series 2005-1A-A2	0.60%	#^	11/15/2017	4,492,775

	BMI Trust,
3,079,867	Series 2013-1AR-A1R	1.17%	#^	08/01/2021	3,061,967

	Bridgeport Ltd.,
922,213	Series 2006-1A-A1	0.48%	#^	07/21/2020	917,275

	Brookside Mill Ltd.,
205,000	Series 2013-1A-X	1.13%	#^	04/17/2025	205,039

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D	3.98%	#^	04/18/2025	2,177,247
530,000	Series 2013-4A-A1	1.70%	#^	10/15/2025	530,077

	Carlyle High Yield Partners Ltd.,
2,018,197	Series 2006-8A-A1	0.48%	#^	05/21/2021	1,993,754
13,995,417	Series 2006-8A-A2A	0.47%	#^	05/21/2021	13,914,816

	Catamaran Ltd.,
5,000,000	Series 2012-1A-A	1.64%	#^	12/20/2023	5,000,568
5,000,000	Series 2014-1A-A1	1.78%	#^	04/20/2026	5,003,077
1,250,000	Series 2014-1A-A2	2.03%	#^	04/20/2026	1,203,968
1,250,000	Series 2014-1A-B	2.85%	#^	04/20/2026	1,208,681

	Cent Ltd.,
3,018,371	Series 2005-10A-A1	0.48%	#^	12/15/2017	2,997,335
1,982,549	Series 2006-11A-A1	0.49%	#^	04/25/2019	1,959,261
991,960	Series 2007-14A-A1	0.47%	#^	04/15/2021	969,907
991,066	Series 2007-14A-A2A	0.46%	#^	04/15/2021	973,951
500,000	Series 2013-18A-A	1.35%	#^	07/23/2025	493,996

	Chatham Light Ltd.,
460,994	Series 2005-2A-A1	0.49%	#^	08/03/2019	460,716
3,300,000	Series 2005-2A-A2	0.64%	#^	08/03/2019	3,286,288

	Columbus Nova, Ltd.,
3,250,000	Series 2006-1A-D	1.78%	#^	07/18/2018	3,144,354
7,220,485	Series 2007-1A-A1	0.48%	#^	05/16/2019	7,187,613

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Covenant Credit Partners Ltd.,
$5,000,000	Series 2014-1A-A	1.71%	#^	07/20/2026	4,983,559
3,500,000	Series 2014-1A-X	1.23%	#^	07/20/2017	3,503,177

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D	4.23%	#^	01/15/2025	499,724

	Eaton Vance Ltd.,
1,706,009	Series 2007-9A-A2	0.46%	#^	04/20/2019	1,699,869

	Flatiron Ltd.,
1,000,000	Series 2013-1A-A1	1.63%	#^	01/17/2026	998,582

	Four Corners Ltd.,
2,025,903	Series 2006-3A-A	0.48%	#^	07/22/2020	2,015,237

	Franklin Ltd.,
174,235	Series 2006-5A-A2	0.49%	#^	06/15/2018	173,301

	Galaxy Ltd.,
7,495,215	Series 2006-7A-B	0.62%	#^	10/13/2018	7,482,344
5,000,000	Series 2012-12X-A	1.63%	#	05/19/2023	4,993,000

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.43%	#^	04/17/2022	2,002,465
5,000,000	Series 2014-8A-A	1.68%	#^	04/19/2026	4,994,508

	Gulf Stream-Sextant Ltd.,
150,647	Series 2006-1A-A2	0.48%	#^	08/21/2020	150,574

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2	2.73%	#	08/15/2023	8,988,218
1,000,000	Series 2014-1A-A1	1.81%	#^	04/18/2026	1,001,547
2,000,000	Series 2014-1A-X	1.28%	#^	04/18/2026	1,999,859
2,250,000	Series 2014-2A-C	3.73%	#^	04/28/2025	2,102,601

	ICG Ltd.,
3,000,000	Series 2014-2A-X	1.29%	#^	10/15/2026	3,003,120

	ING Ltd.,
2,500,000	Series 2006-3A-A2B	0.57%	#^	12/13/2020	2,469,065
5,000,000	Series 2012-1RA-A1R	1.43%	#^	03/14/2022	4,999,459
1,000,000	Series 2012-1RA-A2R	2.08%	#^	03/14/2022	999,764
700,000	Series 2012-4A-A1	1.62%	#^	10/15/2023	699,221
3,000,000	Series 2012-4A-A2	2.48%	#^	10/15/2023	2,992,201

	Jamestown Ltd.,
4,000,000	Series 2014-4A-A1A	1.73%	#^	07/15/2026	3,997,223

	KKR Financial Corporation,
25,715	Series 2005-1A-A1	0.51%	#^	04/26/2017	25,729
5,986,338	Series 2006-1A-A1	0.51%	#^	08/25/2018	5,980,792
3,256,329	Series 2007-1A-A	0.58%	#^	05/15/2021	3,245,396
5,000,000	Series 2013-1A-A1	1.38%	#^	07/15/2025	4,938,096

	Landmark Ltd.,
2,500,000	Series 2005-6X-E	4.98%	#	01/14/2018	2,499,395
70,135	Series 2006-7A-A1L	0.51%	#^	07/15/2018	70,177
6,519,378	Series 2006-8A-A1	0.47%	#^	10/19/2020	6,494,778

	LCM LP,
5,000,000	Series 10AR-AR	1.49%	#^	04/15/2022	5,002,406
500,000	Series 10AR-BR	2.13%	#^	04/15/2022	500,062
500,000	Series 10AR-CR	3.08%	#^	04/15/2022	500,267
1,000,000	Series 11A-B	2.38%	#^	04/19/2022	1,000,733
3,500,000	Series 12A-A	1.70%	#^	10/19/2022	3,500,874
1,750,000	Series 15A-A	1.73%	#^	08/25/2024	1,746,143
1,000,000	Series 15A-C	3.33%	#^	08/25/2024	1,000,149
5,000,000	Series 16A-A	1.76%	#^	07/15/2026	5,012,365
10,280,130	Series 5A-A1	0.46%	#^	03/21/2019	10,262,920
3,000,000	Series 5A-C	0.90%	#^	03/21/2019	2,898,350

	Madison Park Funding Ltd.,
2,550,000	Series 2014-13A-X	1.23%	#^	01/19/2025	2,550,569
2,500,000	Series 2014-14A-X	1.23%	#^	07/20/2017	2,500,247

	Magnetite Ltd.,
1,750,000	Series 2014-9A-A1	1.70%	#^	07/25/2026	1,749,521

	Mayport Ltd.,
5,320,000	Series 2006-1A-A2L	0.59%	#^	02/22/2020	5,293,696

	Mountain Capital Ltd.,
1,058,643	Series 2007-6A-A	0.47%	#^	04/25/2019	1,050,243

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Mountain Hawk Ltd.,
$5,000,000	Series 2014-A3-A	1.73%	#^	04/18/2025	4,994,282

	Mountain View Ltd.,
16,968,285	Series 2006-2A-A1	0.48%	#^	01/12/2021	16,825,446

	Nautique Funding Ltd.,
3,162,633	Series 2006-1A-A1A	0.48%	#^	04/15/2020	3,144,702

	NewMark Capital Funding Ltd.,
9,750,000	Series 2013-1A-A2	1.35%	#^	06/02/2025	9,581,656
10,000,000	Series 2013-A1-A1	1.17%	#^	06/02/2025	9,750,000

	NOB Hill Ltd.,
69,658	Series 2006-1X-A1	0.48%	#	08/15/2018	69,631

	Northwoods Capital Corporation,
2,000,000	Series 2013-10-A1	1.64%	#^	11/04/2025	1,988,024

	Oak Hill Credit Partners,
1,000,000	Series 2012-7A-A	1.65%	#^	11/20/2023	998,676

	Ocean Trails,
167,677	Series 2006-1X-A1	0.48%	#	10/12/2020	167,074
9,750,000	Series 2013-4A-A	1.53%	#^	08/13/2025	9,705,599

	OZLM Ltd.,
5,500,000	Series 2014-6A-A1	1.73%	#^	04/17/2026	5,500,391

	Pacific Bay Ltd.,
13,515,995	Series 2003-1A-A2	1.57%	#^	11/04/2038	12,725,310

	Pacifica Corporation,
5,057,770	Series 2006-6A-A1A	0.47%	#^	08/15/2021	5,011,092

	Prospect Park Ltd.,
4,189,381	Series 2006-1	0.48%	#^	07/15/2020	4,152,419

	Race Point Ltd.,
3,902,115	Series 2006-3-A	0.49%	#^	04/15/2020	3,893,580
1,655,769	Series 2007-4A-A1A	0.44%	#^	08/01/2021	1,642,871

	Sands Point Funding Ltd.,
5,265,551	Series 2006-1A-A1	0.49%	#^	07/18/2020	5,259,412

	Shackleton Ltd.,
2,750,000	Series 2014-5A-X	1.24%	#^	05/07/2026	2,751,106

	Silverado Ltd.,
6,874,485	Series 2006-II	0.47%	#^	10/16/2020	6,785,511

	Slater Mill Loan Fund,
3,800,000	Series 2012-1A-B	2.88%	#^	08/17/2022	3,807,483

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 2014-1A-A1	1.73%	#^	10/30/2026	2,982,000

	Steele Creek Ltd.,
2,000,000	Series 2014-1A-A1	1.83%	#^	08/21/2026	1,999,944

	Venture Ltd.,
500,000	Series 2005-1A-A2	0.68%	#^	11/22/2018	496,205
9,250,000	Series 2014-16A-A1L	1.87%	#^	04/15/2026	9,253,070
2,250,000	Series 2014-17A-A	1.76%	#^	07/15/2026	2,245,802
1,000,000	Series 2014-17A-B2	2.38%	#^	07/15/2026	980,741

	Vitesse Ltd.,
817,960	Series 2006-1A-A1L	0.48%	#^	08/17/2020	816,169

	Wasatch Ltd.,
13,713,838	Series 2006-1A-A1B	0.47%	#^	11/14/2022	13,366,971

	Washington Mill Ltd.,
5,000,000	Series 2014-1A-A1	1.73%	#^	04/20/2026	4,994,246
1,000,000	Series 2014-1A-B1	2.28%	#^	04/20/2026	977,696
1,000,000	Series 2014-1A-C	3.23%	#^	04/20/2026	996,309
3,500,000	Series 2014-1A-X	1.23%	#^	04/20/2026	3,499,989

	Westwood Ltd.,
8,366,025	Series 2006-1X-A1	0.47%	#	03/25/2021	8,278,799
5,292,596	Series 2007-2A-A1	0.45%	#^	04/25/2022	5,244,340

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L	4.49%	#^	02/03/2025	2,458,305
5,000,000	Series 2013-1A-A1L	1.63%	#^	11/24/2025	4,986,610
3,250,000	Series 2014-1A-A	1.74%	#^	05/01/2026	3,242,547
3,500,000	Series 2014-1A-X	1.24%	#^	05/01/2026	3,499,704

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd.,
$10,000,000	Series 2013-2A-A1	1.68%	#^	01/18/2026	9,998,374

	Zais Ltd.,
4,500,000	Series 2014-2A-A1A	1.73%	#^	07/25/2026	4,476,600

	Total Collateralized Loan Obligations (Cost $460,095,224)				460,946,709

FOREIGN CORPORATE BONDS 18.7%
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,509,812
2,690,000	Agromercantil Senior Trust	6.25%		04/10/2019	2,800,963
5,865,000	Andrade Gutierrez International S.A.	4.00%		04/30/2018	5,806,350
300,000	Andrade Gutierrez International S.A.	4.00%	^	04/30/2018	297,000
3,611,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	3,741,426
8,500,000	Banco Davivienda S.A.	2.95%		01/29/2018	8,521,250
1,500,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	1,503,750
200,000	Banco de Bogota S.A.	5.00%	^	01/15/2017	210,500
9,000,000	Banco de Bogota S.A.	5.00%		01/15/2017	9,472,500
3,253,000	Banco de Chile	6.25%		06/15/2016	3,508,712
5,600,000	Banco de Costa Rica	5.25%		08/12/2018	5,726,000
4,500,000	Banco de Credito del Peru	2.75%	^	01/09/2018	4,511,250
2,500,000	Banco de Credito del Peru	2.75%		01/09/2018	2,506,250
9,000,000	Banco de Credito e Inversiones	3.00%		09/13/2017	9,261,000
7,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	6,895,000
2,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,970,000
7,500,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	8,118,750
300,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%	^	04/04/2017	312,000
5,500,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	5,720,000
3,180,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,382,725
7,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	7,070,000
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,100,000
8,000,000	Banco Santander	1.83%	#	01/19/2016	8,100,000
2,150,000	Banco Santander	2.11%	#	06/07/2018	2,190,312
8,800,000	Banco Santander Mexico	5.95%	#	01/30/2024	9,306,000
1,146,000	Bancolombia S.A.	6.88%		05/25/2017	1,266,330
3,500,000	Bancolombia S.A.	6.13%		07/26/2020	3,780,000
3,825,000	Bank Of Montreal	1.30%		07/15/2016	3,857,490
3,675,000	Bank Of Nova Scotia	2.55%		01/12/2017	3,790,274
10,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	10,185,000
1,000,000	BBVA Bancomer S.A.	4.50%		03/10/2016	1,047,500
10,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	10,450,000
3,736,000	BP Capital Markets PLC	1.85%		05/05/2017	3,778,318
3,225,000	British Telecommunications PLC	5.95%		01/15/2018	3,642,718
1,270,000	Celulosa Arauco y Constitucion S.A.	5.63%		04/20/2015	1,302,609
1,000,000	Cementos Progreso Trust	7.13%		11/06/2023	1,075,500
3,500,000	Cemex S.A.B. de C.V.	4.98%	#	10/15/2018	3,718,750
5,400,000	Central American Bottling Corporation	6.75%		02/09/2022	5,859,000
400,000	CFR International S.A.	5.13%		12/06/2022	431,416

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,000,000	CNPC General Capital Ltd.	1.13%	#^	05/14/2017	4,011,780
500,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	528,900
9,000,000	Corpbanca S.A.	3.13%		01/15/2018	9,039,465
4,500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	4,500,000
1,200,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	1,200,000
1,500,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	1,560,000
9,700,000	DBS Bank Ltd.	0.84%	#	07/15/2021	9,564,200
7,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	7,082,796
2,085,000	Diageo Capital PLC	1.50%		05/11/2017	2,096,774
1,800,000	Ecopetrol S.A.	4.25%		09/18/2018	1,912,500
3,170,000	Embraer Overseas Ltd.	6.38%		01/24/2017	3,493,340
2,500,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	2,981,750
10,043,992	ENA Norte Trust	4.95%		04/25/2023	10,394,829
2,500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,512,500
6,500,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	6,532,500
1,600,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	1,605,382
8,500,000	Global Bank Corporation	4.75%		10/05/2017	8,776,250
3,100,000	Globo Communicacao e Participacoes S.A.	6.25%	#†	07/20/2015	3,227,875
12,550,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	13,372,025
8,800,000	Grupo Aval Ltd.	5.25%		02/01/2017	9,328,000
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	212,000
2,200,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,387,000
5,500,000	Grupo Televisa S.A.B	6.00%		05/15/2018	6,235,625
1,600,000	GrupoSura Finance S.A.	5.70%		05/18/2021	1,736,000
450,000	Guanay Finance Ltd.	6.00%		12/15/2020	479,813
824,077	Interoceanica IV Finance Ltd.	0.00%		11/30/2018	772,572
8,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	8,447,528
1,005,000	IOI Ventures BHD	5.25%		03/16/2015	1,021,960
275,000	Korea Development Bank	4.38%		08/10/2015	283,633
2,900,000	Korea Development Bank	3.25%		03/09/2016	2,989,917
8,000,000	LPG International, Inc.	7.25%		12/20/2015	8,520,000
2,800,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,731,400
2,200,000	Millicom International Cellular S.A.	6.63%		10/15/2021	2,293,500
1,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,022,500
1,375,000	National Australia Bank Ltd.	1.60%		08/07/2015	1,389,334
1,900,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	1,971,816
2,000,000	Noble Group Ltd.	3.63%		03/20/2018	2,055,400
3,575,000	Orange S.A.	2.75%		09/14/2016	3,684,241
3,700,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	3,714,101
5,000,000	Oversea-Chinese Banking Corporation	3.75%	#	11/15/2022	5,175,500
7,000,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	7,122,500
1,000,000	Pacific Rubiales Energy Corporation	5.38%	^	01/26/2019	1,017,500
3,211,000	PCCW-HKT Capital No 4 Ltd.	4.25%		02/24/2016	3,335,747
215,169	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	202,881
6,795,482	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	6,407,392
6,500,000	Petrobras Global Finance B.V.	1.85%	#	05/20/2016	6,509,750
1,500,000	Petrobras Global Finance B.V.	2.00%		05/20/2016	1,503,675
1,500,000	Petrobras Global Finance B.V.	2.37%	#	01/15/2019	1,503,300
2,400,000	Petroleos Mexicanos	2.25%	#	07/18/2018	2,514,000
1,500,000	Petroleos Mexicanos	3.50%		07/18/2018	1,559,250
4,500,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	4,950,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$2,787,300	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	3,024,221
300,000	Rio Oil Finance Trust	6.25%		07/06/2024	309,904
9,000,000	Sigma Alimentos S.A.	5.63%		04/14/2018	9,945,000
3,000,000	Sinopec Group Overseas Development Ltd.	1.15%	#^	04/10/2019	3,005,940
3,000,000	SK Telecom Company Ltd.	2.13%		05/01/2018	2,992,146
6,700,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	7,141,182
2,738,000	Southern Copper Corporation	6.38%		07/27/2015	2,856,336
3,695,000	Southern Copper Corporation	1.95%		09/01/2016	3,769,476
1,500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,526,409
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	1,017,606
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	208,100
2,079,000	Telemovil Finance Company Ltd.	8.00%		10/01/2017	2,143,969
5,000,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	5,059,500
4,400,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	4,439,292
3,790,000	Westpac Banking Corporation	2.00%		08/14/2017	3,849,439

	Total Foreign Corporate Bonds (Cost $411,799,789)				416,485,676

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.8%
2,400,000	Banco Nacional de Desenvolvimento Economico e Social	3.38%	^	09/26/2016	2,462,400
5,000,000	Banco Nacional de Desenvolvimento Economico e Social	6.37%		06/16/2018	5,500,000
1,600,000	Banco Nacional de Desenvolvimento Economico e Social	4.00%		04/14/2019	1,609,520
700,000	Brazilian Government International Bond	8.00%		01/15/2018	772,800
1,000,000	Caixa Economica Federal	2.38%		11/06/2017	972,500
566,000	Colombia Government International Bond	2.03%	#	11/16/2015	571,218
2,184,000	Colombia Government International Bond	8.70%		02/15/2016	2,424,240
3,670,000	Corporacion Andina de Fomento	3.75%		01/15/2016	3,800,843

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $17,810,813)				18,113,521

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.4%

	Asset Securitization Corporation,
5,823,257	Series 1997-D4-PS1	2.02%	# I/O	04/14/2029	212,252

	Banc of America Commercial Mortgage Trust,
10,450,000	Series 2005-3-AM	4.73%		07/10/2043	10,657,438
9,750,000	Series 2006-5-AM	5.45%		09/10/2047	10,458,659
9,150,000	Series 2007-5-AM	5.77%	#	02/10/2051	9,812,039

	Bear Stearns Commercial Mortgage Securities, Inc.,
60,086	Series 2004-PWR4-A3	5.47%	#	06/11/2041	60,083
2,620,930	Series 2005-PWR8-A4	4.67%		06/11/2041	2,657,834
6,250,000	Series 2005-PWR8-AJ	4.75%		06/11/2041	6,369,481
1,300,000	Series 2005-T18-AJ	5.01%	#	02/13/2042	1,323,601
6,254,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	6,481,424
501,595	Series 2007-PW17-AAB	5.70%		06/11/2050	506,131

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Boca Hotel Portfolio Trust,
$1,523,024	Series 2013-BOCA-A	1.30%	#^	08/15/2026	1,524,740
4,100,000	Series 2013-BOCA-D	3.20%	#^	08/15/2026	4,106,466

	CD Commercial Mortgage Trust,
10,000,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	10,513,080
12,322,447	Series 2007-CD5-XP	0.30%	#^ I/O	11/15/2044	3,105

	Citigroup Commercial Mortgage Trust,
615,000	Series 2005-C3-AM	4.83%	#	05/15/2043	625,811

	COBALT Commercial Mortgage Trust,
12,000,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	12,260,064

	Commercial Mortgage Pass-Through Certificates,
9,689,412	Series 2012-CR2-XA	2.08%	# I/O	08/15/2045	994,793
88,702	Series 2012-MVP-A	2.09%	#^	11/17/2026	89,075
26,610,682	Series 2012-MVP-XACP	1.96%	#^ I/O	12/17/2014	108,678
30,000,000	Series 2012-MVP-XBCP	1.58%	#^ I/O	12/17/2014	99,000
3,600,000	Series 2014-KY0-E	2.50%	#^	06/11/2027	3,606,021
9,650,000	Series 2014-KY0-F	3.65%	#^	06/11/2027	9,642,261
3,890,000	Series 2014-TWC-C	2.01%	#^	02/13/2032	3,903,596

	Credit Suisse First Boston Mortgage Securities Corporation,
347,558	Series 1998-C2-F	6.75%	#^	11/15/2030	358,965
9,500,000	Series 2005-C2-AMFX	4.88%		04/15/2037	9,582,241
2,000,000	Series 2005-C6-AM	5.23%	#	12/15/2040	2,081,928

	Credit Suisse Mortgage Capital Certificates,
5,940,000	Series 2006-C4-AM	5.51%		09/15/2039	6,365,797
5,725,000	Series 2007-C4-A1AM	6.10%	#	09/15/2039	6,217,505
20,200,000	Series 2007-TFLA-G	0.52%	#^	02/15/2022	20,221,681
4,350,000	Series 2014-SURF-E	3.26%	#^	02/15/2029	4,366,160

	Del Coronado Trust,
2,100,000	Series 2013-HDC-A	0.95%	#^	03/15/2026	2,098,044
2,500,000	Series 2013-HDC-B	1.45%	#^	03/15/2026	2,499,781

	Extended Stay America Trust,
5,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	4,963,139

	GE Capital Commercial Mortgage Corporation,
1,100,000	Series 2005-C2-B	5.11%	#	05/10/2043	1,120,985

	Greenwich Capital Commercial Funding Corporation,
6,535,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	7,145,438

	GS Mortgage Securities Corporation,
5,650,000	Series 2006-GG6-AJ	5.52%	#	04/10/2038	5,837,252
623,053	Series 2012-GCJ7-A1	1.14%		05/10/2045	625,741

	JP Morgan Chase Commercial Mortgage Securities Corporation,
294,446	Series 2004-LN2-A2	5.12%		07/15/2041	296,573
5,200,000	Series 2005-CB12-B	5.15%	#	09/12/2037	5,026,193
44,282	Series 2006-CB14-ASB	5.50%	#	12/12/2044	44,987
210,943	Series 2006-CB15-ASB	5.79%	#	06/12/2043	215,790
1,183,579	Series 2006-CB17-ASB	5.42%		12/12/2043	1,222,271
4,450,000	Series 2006-LDP8	5.44%		05/15/2045	4,770,763
5,970,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	6,321,690
8,680,000	Series 2006-LDP9-AM	5.37%		05/15/2047	9,039,864
2,700,000	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	2,901,793
5,150,000	Series 2007-CIBC20	6.07%	#	02/12/2051	5,477,234
1,963,339	Series 2010-C1-A1	3.85%	^	06/15/2043	1,986,370
475,468	Series 2011-PLSD-A1	2.19%	^	11/13/2044	482,414
4,000,000	Series 2013-ALC-A	1.65%	#^	07/17/2026	4,009,266
3,500,000	Series 2013-ALC-B	3.00%	#^	07/17/2026	3,539,224
1,640,476	Series 2013-FL3-A1	0.95%	#^	04/15/2028	1,640,739
984,238	Series 2013-FL3-A2	0.85%	#^	04/15/2028	983,995
5,000,000	Series 2013-JWRZ-A	0.93%	#^	04/15/2030	4,998,010
2,400,000	Series 2013-JWRZ-D	3.14%	#^	04/15/2030	2,407,456
5,750,000	Series 2014-FBLU-B	1.65%	#^	12/15/2028	5,757,251
2,500,000	Series 2014-INN-C	1.85%	#^	06/15/2029	2,497,951
2,500,000	Series 2014-INN-D	2.50%	#^	06/15/2029	2,492,777

	LB-UBS Commercial Mortgage Trust,
6,830,000	Series 2005-C2-AJ	5.21%	#	04/15/2030	6,954,620
10,345,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	10,724,237
4,350,000	Series 2006-C7-AM	5.38%		11/15/2038	4,674,297
7,650,000	Series 2007-C2-AM	5.49%	#	02/15/2040	8,146,730

	Merrill Lynch Mortgage Trust,
3,250,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	3,340,147
10,350,000	Series 2005-CKI1-AJ	5.29%	#	11/12/2037	10,713,057

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
$8,000,000	Series 2006-1	5.57%	#	02/12/2039	8,331,616
123,772	Series 2006-4-A2FL	0.27%	#	12/12/2049	123,755

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,886,067	Series 2012-C5-XA	2.02%	#^ I/O	08/15/2045	336,370

	Morgan Stanley Capital, Inc.,
60,297	Series 2005-HQ6-AAB	4.97%		08/13/2042	60,436
9,000,000	Series 2005-HQ7-AJ	5.21%	#	11/14/2042	9,293,980
4,750,000	Series 2005-IQ10-AJ	5.18%	#	09/15/2042	4,890,752
740,847	Series 2005-T17-A5	4.78%		12/13/2041	741,758
10,750,000	Series 2005-T19-AJ	4.99%	#	06/12/2047	11,006,592
22,248,810	Series 2006-HQ10-X1	0.51%	#^ I/O	11/12/2041	206,669
9,252,567	Series 2006-XLF-J	0.58%	#^	07/15/2019	9,136,007
9,000,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	9,448,249
7,657,000	Series 2007-IQ13-AM	5.41%		03/15/2044	8,255,287
5,826,412	Series 2007-XLF9-J	2.25%	#^	12/15/2020	5,804,630

	Morgan Stanley Re-Remic Trust,
974,759	Series 2012-IO-AXA	1.00%	^	03/27/2051	966,279

	RBS Greenwich Capital Mortgage Loan Trust,
4,300,000	Series 2010-MB1-C	5.01%	#^	04/15/2024	4,370,944

	Wachovia Bank Commercial Mortgage Trust,
737,446	Series 2005-C17-A4	5.08%	#	03/15/2042	739,971
38,431	Series 2006-C26-APB	6.00%		06/15/2045	39,817
8,500,000	Series 2007-C30-AM	5.38%		12/15/2043	9,106,908

	WF-RBS Commercial Mortgage Trust,
89,349	Series 2011-C3-A1	1.99%	^	03/15/2044	89,793
3,404,696	Series 2012-C8-XA	2.37%	#^ I/O	08/15/2045	364,513

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $365,176,949)				363,480,314

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 7.6%

	ACE Securities Corporation,
125,545	Series 2006-NC1-A2C	0.35%	#	12/25/2035	125,485

	Banc of America Funding Corporation,
1,310,743	Series 2005-E-6A1	3.16%	#	05/20/2035	1,324,152
1,055,637	Series 2012-R4-A	0.42%	#^	03/04/2039	1,035,902
3,507,788	Series 2012-R5-A	0.42%	#^	10/03/2039	3,490,730

	Banc of America Mortgage Securities, Inc.,
4,549,506	Series 2005-E-2A1	2.65%	#	06/25/2035	4,371,948

	BCAP LLC Trust,
43,366	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	44,981
1,038,349	Series 2011-RR12-2A5	2.20%	#^	12/26/2036	1,038,788
4,595,148	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	4,579,015

	Bear Stearns Asset Backed Securities Trust,
1,603,437	Series 2004-AC2-2A	5.00%		05/25/2034	1,618,299

	Carrington Mortgage Loan Trust,
423,277	Series 2007-RFC1-A1	0.20%	#	12/25/2036	423,389

	Citigroup Mortgage Loan Trust, Inc.,
4,601,654	Series 2007-WFHE2-A3	0.33%	#	03/25/2037	4,507,369
522,207	Series 2010-12-3A1	4.00%	^	04/25/2037	532,057
1,447,014	Series 2010-8-5A6	4.00%	^	11/25/2036	1,495,439
914,454	Series 2011-12-1A1	3.50%	#^	04/25/2036	921,632
738,202	Series 2011-12-3A1	2.58%	#^	09/25/2047	738,415

	Countrywide Alternative Loan Trust,
2,042,266	Series 2004-28CB-1A1	5.50%		01/25/2035	2,125,906
335,525	Series 2007-HY5R-2A1A	2.55%	#	03/25/2047	350,472

	Countrywide Asset-Backed Certificates,
1,543,569	Series 2005-15-1AF6	4.60%	#	04/25/2036	1,571,850
764,686	Series 2006-2-2A2	0.34%	#	06/25/2036	747,729

	Credit Suisse First Boston Mortgage Securities Corporation,
809,805	Series 2005-11-5A1	5.25%		12/25/2020	849,195

	Credit Suisse Mortgage Capital Certificates,
574,650	Series 2009-13R-2A1	6.00%	^	01/26/2037	580,718
3,532,745	Series 2010-18R-4A2	2.46%	#^	04/26/2038	3,535,400
28,988	Series 2010-1R-5A1	4.90%	#^	01/27/2036	29,250

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
$135,241	Series 2011-16R-6A1	2.40%	#^	09/27/2035	135,051
12,000,000	Series 2011-5R-6A9	2.66%	#^	11/27/2037	11,158,541
8,416,719	Series 2013-3R-1A1	1.29%	#^	04/27/2035	7,752,189

	Ellington Loan Acquisition Trust,
1,421,482	Series 2007-2-A2A	1.05%	#^	05/25/2037	1,367,145

	Fieldstone Mortgage Investment Trust,
2,689,941	Series 2004-5-M2	1.88%	#	02/25/2035	2,630,189

	First Franklin Mortgage Loan Trust,
6,483,768	Series 2005-FF12-A2B	0.41%	#	11/25/2036	6,412,673
1,010,422	Series 2006-FF1-2A3	0.39%	#	01/25/2036	1,000,657

	GreenPoint Mortgage Funding Trust,
7	Series 2007-AR2-1A1	0.28%	#	04/25/2047	7

	GSR Mortgage Loan Trust,
2,101,758	Series 2006-4F-2A7	5.50%		05/25/2036	2,058,230

	Home Loan Trust,
2,680,607	Series 2007-HI1-A3	5.72%		11/25/2025	2,760,312

	Jefferies & Company, Inc.,
625,899	Series 2010-R7-5A1	1.15%	#^	09/26/2035	608,967

	JP Morgan Alternative Loan Trust,
1,773,359	Series 2006-S4-A6	5.71%	#	12/25/2036	1,682,829

	JP Morgan Mortgage Acquisition Corporation,
3,601,779	Series 2006-NC1-A4	0.33%	#	04/25/2036	3,494,116
5,224,211	Series 2007-CH5-A3	0.26%	#	05/25/2037	5,100,614

	JP Morgan Mortgage Trust,
335,105	Series 2007-S1-1A1	5.00%		03/25/2022	335,112
267,424	Series 2007-S3-2A2	5.50%		08/25/2022	266,153

	JP Morgan Resecuritization Trust,
426,435	Series 2009-7-8A1	2.83%	#^	01/27/2047	427,175
296,098	Series 2011-2-2A3	3.50%	#^	07/26/2036	298,824
1,484,218	Series 2011-2-6A11	5.50%	#^	12/26/2035	1,477,564
875,277	Series 2012-2-3A3	2.36%	#^	10/26/2036	873,536

	MASTR Adjustable Rate Mortgages Trust,
13,176,267	Series 2006-2-2A1	2.59%	#	04/25/2036	12,465,645
3,320,156	Series 2007-2-A2	0.26%	#	03/25/2047	3,266,645

	MASTR Asset Backed Securities Trust,
141,091	Series 2006-NC1-A3	0.34%	#	01/25/2036	139,335

	Morgan Stanley Capital, Inc.,
1,834,547	Series 2005-WMC3-M3	0.86%	#	03/25/2035	1,831,733
2,031,163	Series 2006-NC2-A2C	0.33%	#	02/25/2036	2,025,045

	Morgan Stanley Mortgage Loan Trust,
185,256	Series 2004-1-1A1	5.00%		11/25/2018	190,087

	Opteum Mortgage Acceptance Corporation,
2,682,366	Series 2005-5-2AN	5.68%	#	12/25/2035	2,803,538

	Residential Asset Mortgage Products, Inc.,
5,547,167	Series 2005-EFC7-AI3	0.40%	#	04/25/2034	5,216,201
11,416,800	Series 2006-RS4-A3	0.32%	#	07/25/2036	11,181,837

	Residential Asset Securities Corporation,
4,534,119	Series 2006-KS6-A3	0.30%	#	08/25/2036	4,342,402
10,375,615	Series 2007-KS2-AI2	0.27%	#	02/25/2037	10,200,340

	Residential Asset Securitization Trust,
111,267	Series 2005-A5-A1	0.45%	#	05/25/2035	111,426
111,267	Series 2005-A5-A2	5.05%	# I/F I/O	05/25/2035	389

	Residential Funding Mortgage Securities Trust,
196,066	Series 2003-S16-A1	4.75%		09/25/2018	198,067

	Soundview Home Equity Loan Trust,
5,928,242	Series 2007-NS1-A2	0.30%	#	01/25/2037	5,769,288

	Springleaf Mortgage Loan Trust,
7,705,758	Series 2014-3A-A	1.87%	#^	09/25/2057	7,705,935

	Structured Adjustable Rate Mortgage Loan Trust,
238,042	Series 2006-5-5A3	4.92%	#	06/25/2036	236,969
3,846,855	Series 2007-1-2A2	4.45%	#	02/25/2037	3,703,402

	Structured Asset Securities Corporation,
620,072	Series 2003-24A-1A3	2.45%	#	07/25/2033	618,680

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Corporation, (Cont.)
$277,327	Series 2004-15-2A1	4.75%		09/25/2019	281,635
796,722	Series 2005-10-6A1	5.00%		06/25/2020	832,449
7,276,108	Series 2005-AXS-1A3	5.00%	#	03/25/2035	7,456,290

	Washington Mutual Mortgage Pass-Through Certificates,
2,060,912	Series 2002-AR16-A	2.45%	#	12/25/2032	2,005,819

	Wells Fargo Alternative Loan Trust,
557,459	Series 2007-PA5-2A1	6.00%		11/25/2022	575,398

	Wells Fargo Mortgage Loan Trust,
538,608	Series 2012-RR1-A1	2.85%	#^	08/27/2037	542,696

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $167,198,332)				169,579,256

US CORPORATE BONDS 8.8%
3,000,000	American Express Credit Corporation	1.75%		06/12/2015	3,027,411
591,000	American Express Credit Corporation	1.30%		07/29/2016	595,209
3,725,000	Amgen, Inc.	2.13%		05/15/2017	3,793,760
3,915,000	Anheuser-Busch InBev Worldwide, Inc.	1.38%		07/15/2017	3,912,444
3,890,000	AT&T, Inc.	1.70%		06/01/2017	3,924,551
3,865,000	Bank of America Corporation	2.00%		01/11/2018	3,851,225
2,122,000	BB&T Corporation	3.20%		03/15/2016	2,194,608
1,385,000	BB&T Corporation	2.15%		03/22/2017	1,408,355
3,139,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	3,151,908
912,000	Berkshire Hathaway, Inc.	2.20%		08/15/2016	938,645
3,700,000	Boeing Company	3.75%		11/20/2016	3,920,231
3,800,000	Caterpillar Financial Services Corporation	1.00%		03/03/2017	3,788,771
3,855,000	Citigroup, Inc.	1.35%		03/10/2017	3,846,916
3,545,000	Comcast Corporation	6.50%		01/15/2017	3,972,084
3,905,000	ConocoPhillips Company	1.05%		12/15/2017	3,854,044
2,299,000	Covidien International Finance S.A.	6.00%		10/15/2017	2,598,882
3,655,000	Daimler Finance North America LLC	1.45%	^	08/01/2016	3,682,197
3,645,000	Devon Energy Corporation	1.88%		05/15/2017	3,680,772
3,675,000	DIRECTV Holdings LLC	2.40%		03/15/2017	3,759,275
3,710,000	Dow Chemical Company	2.50%		02/15/2016	3,791,820
4,225,000	Duke Energy Corporation	1.63%		08/15/2017	4,244,621
3,780,000	eBay, Inc.	1.35%		07/15/2017	3,766,751
3,630,000	Ecolab, Inc.	3.00%		12/08/2016	3,769,559
3,512,000	ERP Operating LP	5.75%		06/15/2017	3,908,550
350,000	Express Scripts Holding Company	2.65%		02/15/2017	360,115
3,410,000	Express Scripts Holding Company	1.25%		06/02/2017	3,385,260
2,920,000	General Electric Capital Corporation	1.63%		07/02/2015	2,948,318
675,000	General Electric Capital Corporation	2.90%		01/09/2017	701,443
650,000	General Mills, Inc.	5.20%		03/17/2015	664,089
2,706,000	General Mills, Inc.	5.70%		02/15/2017	2,991,009
3,564,000	Gilead Sciences, Inc.	3.05%		12/01/2016	3,714,483
3,430,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	3,726,156
3,575,000	Hewlett-Packard Company	3.30%		12/09/2016	3,732,103
2,705,000	John Deere Capital Corporation	1.40%		03/15/2017	2,726,605
3,700,000	JP Morgan Chase & Company	3.15%		07/05/2016	3,830,318
3,455,000	Kellogg Company	1.75%		05/17/2017	3,484,333
1,350,000	Kinder Morgan Energy Partners LP	3.50%		03/01/2016	1,396,378
2,238,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	2,460,509

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$3,643,000	Kraft Foods, Inc.	4.13%		02/09/2016	3,802,385
3,720,000	Kroger Company	2.20%		01/15/2017	3,793,463
2,600,000	McKesson Corporation	1.29%		03/10/2017	2,592,330
3,675,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	3,647,401
3,875,000	Morgan Stanley	1.75%		02/25/2016	3,917,679
3,500,000	Mylan, Inc.	1.80%		06/24/2016	3,542,371
3,700,000	National Rural Utilities Cooperative Finance Corporation	1.10%		01/27/2017	3,696,141
3,810,000	ONEOK Partners LP	3.25%		02/01/2016	3,929,645
3,775,000	Phillips 66	2.95%		05/01/2017	3,924,679
3,875,000	PNC Funding Corporation	2.70%		09/19/2016	4,000,337
3,960,000	Procter & Gamble Company	0.75%		11/04/2016	3,960,780
3,775,000	Simon Property Group LP	2.15%		09/15/2017	3,856,970
1,050,000	Southwest Airlines Company	5.75%		12/15/2016	1,148,230
1,900,000	Southwest Airlines Company	5.13%		03/01/2017	2,051,892
1,450,000	Sysco Corporation	1.45%		10/02/2017	1,453,022
3,775,000	Thomson Reuters Corporation	1.30%		02/23/2017	3,770,670
3,820,000	Toyota Motor Credit Corporation	1.75%		05/22/2017	3,870,970
3,645,000	Valero Energy Corporation	6.13%		06/15/2017	4,074,027
2,900,000	Wal-Mart Stores, Inc.	0.60%		04/11/2016	2,899,878
455,000	Wal-Mart Stores, Inc.	5.38%		04/05/2017	503,432
3,577,000	Waste Management, Inc.	2.60%		09/01/2016	3,682,425
3,850,000	WellPoint, Inc.	1.88%		01/15/2018	3,848,830
3,715,000	Wells Fargo & Company	2.10%		05/08/2017	3,791,236
3,650,000	Xerox Corporation	2.95%		03/15/2017	3,780,064

	Total US Corporate Bonds (Cost $194,851,159)				195,042,565

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.2%

	Federal Home Loan Mortgage Corporation,
251,638	Pool G0-6871	6.00%		06/01/2038	285,215
551,766	Pool G06954	6.00%		05/01/2040	621,612
627,313	Pool N7-0081	5.50%		07/01/2038	704,276
132,045	Series 3267-BA	5.80%		11/15/2036	143,648
548,367	Series 3818-JA	4.50%		01/15/2040	582,735
105,532	Series 3872-BA	4.00%		06/15/2041	109,804
6,896,907	Series 4050-BC	2.00%		05/15/2041	6,528,595

	Federal National Mortgage Association,
359,976	Series 2011-64-DB	4.00%		07/25/2041	373,213
3,184,823	Series 2012-133-PB	6.50%		04/25/2042	3,654,810

	Federal National Mortgage Association Pass-Thru,
80,802	Pool 995112	5.50%		07/01/2036	90,558
323,559	Pool AB3850	4.00%		11/01/2041	338,116
265,383	Pool AD0189	5.50%		02/01/2039	297,148
511,377	Pool AL1690	6.00%		05/01/2041	577,615
401,607	Pool AL1691	6.00%		06/01/2041	455,072
534,317	Pool AL1744	6.00%		10/01/2040	603,873
9,754,968	Pool AL4292	4.50%		04/01/2026	10,398,428

	Total US Government / Agency Mortgage Backed Obligations (Cost $25,454,715)				25,764,718

US GOVERNMENT BONDS AND NOTES 6.9%
23,800,000	United States Treasury Notes	1.75%		05/31/2016	24,318,768
24,200,000	United States Treasury Notes	1.50%		06/30/2016	24,631,075

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$27,900,000	United States Treasury Notes	1.00%		08/31/2016	28,129,952
20,300,000	United States Treasury Notes	1.00%		09/30/2016	20,454,625
22,500,000	United States Treasury Notes	1.00%		10/31/2016	22,663,485
16,100,000	United States Treasury Notes	0.88%		11/30/2016	16,161,631
18,000,000	United States Treasury Notes	0.75%		01/15/2017	17,990,856

	Total US Government Bonds and Notes (Cost $154,324,665)				154,350,392

AFFILIATED MUTUAL FUNDS 2.3% (a)
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund				50,550,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				50,550,000

SHORT TERM INVESTMENTS 4.5%
33,392,360	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		33,392,360
33,392,360	Fidelity Institutional Government Portfolio	0.01%	♦		33,392,360
33,392,360	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		33,392,360

	Total Short Term Investments (Cost $100,177,080)				100,177,080

	Total Investments 98.7% (Cost $2,190,311,493)				2,195,509,379
	Other Assets in Excess of Liabilities 1.3%				28,335,293

	NET ASSETS 100.0%				$2,223,844,672

SECURITY TYPE BREAKDOWN as a % of Net Assets
Collateralized Loan Obligations	20.7%
Foreign Corporate Bonds	18.7%
Non-Agency Commercial Mortgage Backed Obligations	16.4%
US Corporate Bonds	8.8%
Bank Loans	9.5%
Non-Agency Residential Collateralized Mortgage Obligations	7.6%
US Government Bonds and Notes	6.9%
Short Term Investments	4.5%
Affiliated Mutual Funds	2.3%
Asset Backed Obligations	1.3%
US Government / Agency Mortgage Backed Obligations	1.2%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.8%
Other Assets and Liabilities	1.3%

100.0%

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

COUNTRY BREAKDOWN as a % of Net Assets
United States	77.9%
Brazil	2.8%
Colombia	2.8%
Peru	2.4%
Chile	2.4%
Mexico	2.3%
Singapore	1.2%
Panama	1.1%
United Kingdom	0.8%
Canada	0.7%
Luxembourg	0.6%
Costa Rica	0.6%
China	0.6%
Guatemala	0.5%
Australia	0.5%
Israel	0.3%
South Korea	0.3%
Supranational	0.2%
France	0.2%
Qatar	0.1%
Netherlands	0.1%
El Salvador	0.1%
Indonesia	0.1%
Paraguay	0.1%
Malaysia	0.0%	~
Other Assets and Liabilities	1.3%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
Collateralized Loan Obligations	20.7%
Non-Agency Commercial Mortgage Backed Obligations	16.4%
Banking	10.9%
Non-Agency Residential Collateralized Mortgage Obligations	7.6%
US Government Bonds and Notes	6.9%
Short Term Investments	4.5%
Oil & Gas	3.4%
Affiliated Mutual Funds	2.3%
Chemicals/Plastics	1.8%
Leisure	1.7%
Media	1.6%
Telecommunications	1.6%
Financial Intermediaries	1.5%
Healthcare	1.3%
Asset Backed Obligations	1.3%
Food Products	1.3%
Business Equipment and Services	1.2%
US Government / Agency Mortgage Backed Obligations	1.2%
Transportation	1.1%
Utilities	1.0%
Consumer Products	1.0%
Beverage and Tobacco	0.9%
Pharmaceuticals	0.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.8%
Automotive	0.5%
Finance	0.5%
Air Transport	0.5%
Pulp & Paper	0.4%
Mining	0.4%
Industrial Equipment	0.4%
Cable Television	0.4%
Energy	0.4%
Real Estate	0.3%
Insurance	0.3%
Building and Development	0.3%
Construction	0.3%
Industrial	0.3%
Hotels/Motels/Inns and Casinos	0.2%
Retailers (other than Food/Drug)	0.2%
Food/Drug Retailers	0.2%
Environmental Control	0.2%
Conglomerates	0.1%
Other Assets and Liabilities	1.3%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $653,222,947 or 29.4% of net assets.

&	Unfunded or partially unfunded loan commitment

†	Perpetual Maturity

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

(a)	Institutional class shares held

♦	Seven-day yield as of September 30, 2014

~	Represents Less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2014

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2014 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at September 30, 2014	Value at September 30, 2014	Dividend Income Earned in the Period Ended September 30, 2014	Net Realized Gain (Loss) in the Period Ended September 30, 2014
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$—	$50,000,000	$—	5,000,000	$50,550,000	$871,142	$—

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 89.4%

AIR TRANSPORT 3.1%

	Delta Air Lines, Inc.,
$3,942,324	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.25%	#	10/18/2018	3,857,072

	Orbitz Worldwide, Inc.,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	04/15/2021	3,982,020

	United Airlines, Inc.,
3,953,712	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	04/01/2019	3,890,710

					11,729,802

AUTOMOTIVE 5.3%

	American Tire Distributors, Inc.,
3,983,515	Guaranteed Senior Secured 1st Lien Term Loan	5.75%	#	06/01/2018	3,988,514

	Cooper-Standard Automotive, Inc.,
498,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/05/2021	493,765

	Gates Global LLC,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/05/2021	3,934,160

	Goodyear Tire & Rubber Company,
4,000,000	Guaranteed Senior Secured 2nd Lien Term Loan	4.75%	#	04/30/2019	3,999,380

	TI Group Automotive Systems LLC,
3,491,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/02/2021	3,449,809

	Tower Automotive Holdings LLC,
3,809,365	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/23/2020	3,760,148

					19,625,776

BROADCAST RADIO AND TELEVISION 1.0%

	Univision Communications, Inc.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	3,928,920

BUILDING AND DEVELOPMENT 3.0%

	Capital Automotive LP,
3,658,661	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	3,644,959

	Interline Brands, Inc.,
3,984,987	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/17/2021	3,923,958

	Signode Industrial Group, Inc.,
3,525,926	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/30/2021	3,470,851

					11,039,768

BUSINESS EQUIPMENT AND SERVICES 10.9%

	AlixPartners LLP,
3,925,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	07/10/2020	3,872,660

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Allied Security Holdings LLC,
$2,938,333	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	2,902,530

	Brand Energy & Infrastructure Services, Inc.,
3,976,088	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	11/26/2020	3,969,170

	Duff & Phelps LLC,
2,447,593	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/23/2020	2,439,026

	Emdeon, Inc.,
3,913,882	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	11/02/2018	3,875,957

	Hillman Group, Inc.,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	3,980,025

	KAR Auction Services, Inc.,
3,425,387	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/11/2021	3,383,992

	Mitchell International, Inc.,
2,500,000	Guaranteed Senior Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	2,503,125

	Monitronics International, Inc.,
3,939,724	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/23/2018	3,902,789

	Protection One, Inc.,
3,924,405	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/21/2019	3,908,884

	TransUnion LLC,
3,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/09/2021	3,924,041

	Travelport Finance Luxembourg S.A.R.L.,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	09/02/2021	2,001,430

					40,663,629

CABLE TELEVISION 2.1%

	Charter Communications Operating LLC,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	4.25%	#	09/12/2021	3,995,220

	Virgin Media Investment Holdings Ltd.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/08/2020	3,901,360

					7,896,580

CHEMICALS/PLASTICS 7.0%

	AI Chem & CY SCA,
2,600,342	Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	10/03/2019	2,592,229

	AI Chem & CY SCA,
1,349,192	Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	10/03/2019	1,344,983

	Arysta Lifescience LLC,
3,432,595	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/22/2020	3,406,850

	Clondalkin Acquisition B.V.,
4,011,037	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/29/2020	3,940,844

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	55

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ineos Finance LLC,
$3,984,926	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	05/04/2018	3,910,488

	PolarPak, Inc.,
1,972,206	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/05/2020	1,952,483

	Solenis International LP,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	3,936,000

	Univar, Inc.,
3,969,127	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2017	3,933,564

	WNA Holdings, Inc.,
1,270,120	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/05/2020	1,257,419

					26,274,860

CONTAINERS AND GLASS PRODUCTS 1.3%

	Ardagh Holdings, Inc.,
995,000	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	982,562

	Exopack Holdings S.A.,
2,965,038	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	05/08/2019	2,983,569

	Reynolds Group Holdings, Inc.,
997,487	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	11/30/2018	988,635

					4,954,766

COSMETICS/TOILETRIES 2.1%

	Prestige Brands, Inc.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	09/03/2021	3,999,380

	Revlon Consumer Products Corporation,
3,970,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	10/08/2019	3,912,951

					7,912,331

DRUGS 2.7%

	Akorn, Inc.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/16/2021	3,986,240

	Ikaria, Inc.,
3,765,281	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/12/2021	3,765,884

	Salix Pharmaceuticals Ltd.,
2,406,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	01/02/2020	2,403,615

					10,155,739

ELECTRONICS/ELECTRIC 2.9%

	Allflex Holdings, Inc.,
3,950,050	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	3,922,400

	BMC Software Finance, Inc.,
3,826,310	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	3,768,915

	Freescale Semiconductor, Inc.,
3,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	5.00%	#	01/15/2021	2,996,250

					10,687,565

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ENERGY 1.1%

	Bayonne Energy Center LLC,
$3,995,444	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	08/19/2021	3,989,211

FINANCIAL INTERMEDIARIES 3.2%

	Grosvenor Capital Management Holdings LLP,
2,977,500	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/04/2021	2,947,725

	Guggenheim Partners Investment Management,
3,950,050	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	3,928,661

	National Financial Partners Corporation,
3,240,636	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/01/2020	3,217,676

	RCS Capital Corporation,
1,975,000	Guaranteed Senior Secured 1st Lien Term Loan	6.50%	#	04/29/2019	1,992,281

					12,086,343

FOOD PRODUCTS 2.6%

	CSM Bakery Supplies LLC,
3,950,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	3,905,563

	DE Master Blenders 1753 N.V.,
2,500,000	Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	07/02/2021	2,456,250

	Del Monte Corporation,
3,424,790	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/09/2020	3,299,220

					9,661,033

FOOD/DRUG RETAILERS 2.1%

	Albertson’s Holdings LLC,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	4.50%	#	08/25/2021	1,993,540

	Burger King Corporation,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	09/24/2021	1,989,160

	SUPERVALU, Inc.,
3,904,875	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	03/21/2019	3,840,073

					7,822,773

HEALTHCARE 7.7%

	American Renal Holdings, Inc.,
3,929,988	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.50%	#	08/20/2019	3,878,407

	Amsurg Corporation,
2,992,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	07/16/2021	2,966,795

	CHS/Community Health Systems, Inc.,
3,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche D	4.25%	#	01/27/2021	3,963,271

	Healogics, Inc.,
4,000,000	Senior Secured 1st Lien Term Loan	5.25%	#	07/01/2021	3,978,340

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PharMEDium Healthcare Corporation,
$3,880,000	Senior Secured 1st Lien Term Loan	4.25%	#	01/28/2021	3,812,100

	Select Medical Corporation,
1,500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche E	5.00%	#	06/01/2018	1,488,285

	Surgery Center Holdings, Inc.
2,875,000	Senior Secured 1st Lien Term Loan	5.25%	#	07/24/2020	2,871,406

	Surgical Care Affiliates, Inc.,
3,950,000	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche C	4.00%	#	06/29/2018	3,917,906

	U.S. Renal Care, Inc.,
1,983,741	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	1,964,528

					28,841,038

HOTELS/MOTELS/INNS AND CASINOS 2.2%

	Belmond Interfin Ltd.,
1,990,000	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/19/2021	1,966,787

	Four Seasons Holdings, Inc.,
3,950,050	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/29/2020	3,884,637

	Scientific Games International, Inc.,
2,300,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	5.50%	#	10/21/2021	2,258,922

					8,110,346

INDUSTRIAL EQUIPMENT 6.3%

	Crosby Worldwide Ltd.
3,970,000	Senior Secured 1st Lien Term Loan	3.75%	#	11/23/2020	3,801,275

	Doosan Infracore International, Inc.,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/28/2021	3,990,000

	Filtration Group, Inc.,
3,970,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/20/2020	3,960,075

	Jazz Acquisition, Inc.,
3,990,303	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	06/18/2021	3,967,857

	Rexnord LLC,
3,960,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	3,902,719

	TMS International Corporation,
3,965,025	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/16/2020	3,967,523

					23,589,449

INSURANCE 2.5%

	Applied Systems, Inc.,
4,000,000	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	4,005,000

	Asurion LLC,
3,200,000	Senior Secured 2nd Lien Term Loan	8.50%	#	03/03/2021	3,244,000

	York Risk Services Group, Inc.,
195,122	Senior Secured 1st Lien Delayed-Draw Term Loan	0.00%	#&	10/01/2021	194,635

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	York Risk Services Group, Inc.,
$1,804,878	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	1,800,375

					9,244,010

LEISURE 7.0%

	24 Hour Fitness Worldwide, Inc.
3,990,000	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	05/28/2021	3,975,057

	Dave & Buster’s, Inc.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/27/2020	3,975,000

	Emerald Expositions Holding, Inc.,
3,299,726	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	3,281,166

	Hilton Worldwide Finance LLC,
3,202,729	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	3,157,346

	IMG Worldwide, Inc.,
3,990,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	05/06/2021	3,940,125

	Live Nation Entertainment, Inc.,
3,960,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	3,919,153

	WMG Acquisition Corporation,
3,955,038	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	07/01/2020	3,825,273

					26,073,120

MEDIA 1.0%

	Media General, Inc.,
3,627,906	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.25%	#	07/31/2020	3,596,161

OIL & GAS 4.4%

	Drillships Ocean Ventures, Inc.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	07/26/2021	3,890,000

	Fieldwood Energy LLC,
3,200,000	Senior Secured 2nd Lien Term Loan	8.38%	#	09/30/2020	3,216,800

	Ruby Western Pipeline Holdings LLC,
3,472,422	Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	03/27/2020	3,447,819

	TPF II Power LLC,
2,100,000	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	09/29/2021	2,098,698

	UTEX Industries, Inc.,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	05/21/2021	3,982,519

					16,635,836

PUBLISHING 1.0%

	Springer Science+Business Media GmbH,
3,950,125	Senior Secured 1st Lien Term Loan, Tranche B3	4.75%	#	08/14/2020	3,890,873

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	57

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
RETAILERS (OTHER THAN FOOD/DRUGS) 4.5%

	Michaels Stores, Inc.
$3,122,222	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	3,094,466

	National Vision, Inc.,
3,980,000	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	03/12/2021	3,885,475

	Neiman Marcus Group Ltd.,
3,989,975	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	10/23/2020	3,927,632

	Serta Simmons Holdings LLC,
1,906,263	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	1,891,975

	Spin Holdco, Inc.,
3,950,125	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	3,888,424

					16,687,972

TELECOMMUNICATIONS 0.8%

	Intelsat Jackson Holdings S.A.,
3,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	2,957,625

UTILITIES 1.6%

	Calpine Corporation,
3,933,777	Senior Secured 1st Lien Term Loan, Tranche B1	3.54%	#	04/02/2018	3,909,408

	EFS Cogen Holdings I LLC,
2,196,474	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	2,191,674

					6,101,082

	Total Bank Loans (Cost $337,381,182)				334,156,608

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 2.1%
$7,650,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH-E	4.50%	#^	05/15/2030	7,671,275

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $7,703,486)				7,671,275

US CORPORATE BONDS 2.9%
1,740,000	CDW LLC	6.00%		08/15/2022	1,813,950
3,000,000	HCA, Inc.	5.00%		03/15/2024	2,958,750
3,001,000	HD Supply, Inc.	7.50%		07/15/2020	3,128,542
2,945,000	Reynolds Group Issuer LLC	5.75%		10/15/2020	3,011,263

	Total US Corporate Bonds (Cost $11,050,276)				10,912,505

SHORT TERM INVESTMENTS 11.2%
13,988,177	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		13,988,177
13,988,177	Fidelity Institutional Government Portfolio	0.01%	♦		13,988,177
13,988,177	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		13,988,177

	Total Short Term Investments (Cost $41,964,531)				41,964,531

	Total Investments 105.6% (Cost $398,099,475)				394,704,919
	Liabilities in Excess of Other Assets (5.6)%				(20,988,609)

	NET ASSETS 100.0%				$373,716,310

SECURITY TYPE BREAKDOWN as a % of Net Assets
Bank Loans	89.4%
Short Term Investments	11.2%
US Corporate Bonds	2.9%
Non-Agency Commercial Mortgage Backed Obligations	2.1%
Other Assets and Liabilities	(5.6)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

&	Unfunded loan commitment

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $7,671,275 or 2.1% of net assets.

♦	Seven-day yield as of September 30, 2014

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 17.4%

	Adams Mill Ltd.,
$250,000	Series 2014-1A-D1	3.70%	#^	07/15/2026	236,848

	ARES Ltd.,
500,000	Series 2014-1A-A2	2.24%	#^	04/17/2026	490,237

	Avery Point Ltd.,
250,000	Series 2013-2A-D	3.68%	#^	07/17/2025	238,739
250,000	Series 2014-1A-B1	2.33%	#^	04/25/2026	247,047
500,000	Series 2014-1A-C	3.33%	#^	04/25/2026	498,108
250,000	Series 2014-1A-D	3.73%	#^	04/25/2026	237,866

	Birchwood Park Ltd.,
500,000	Series 2014-1A-C2	3.38%	#^	07/15/2026	501,880
500,000	Series 2014-1A-D2	1.43%	#^	07/15/2026	499,364

	Black Diamond Ltd.,
313,784	Series 2005-2A-A	0.49%	#^	01/07/2018	310,390

	Carlyle Global Market Strategies Ltd.,
500,000	Series 2014-3A-B	3.38%	#^	07/27/2026	499,494
500,000	Series 2014-3A-C2	4.43%	#^	07/27/2026	498,321

	Carlyle High Yield Partners Ltd.,
449,448	Series 2005-7A-D1	1.93%	#^	09/30/2019	447,562
500,000	Series 2006-8A-B	0.61%	#^	05/21/2021	482,312

	Catamaran Ltd.,
250,000	Series 2014-1A-A2	2.03%	#^	04/20/2026	240,794
250,000	Series 2014-1A-B	2.85%	#^	04/20/2026	241,736

	Cent Ltd.,
500,000	Series 2014-22A-B	3.43%	#^	11/07/2026	500,000
250,000	Series 2014-22A-C	3.98%	#^	11/07/2026	238,550

	Cornerstone Ltd.,
250,000	Series 2007-1A-A1S	0.45%	#^	07/15/2021	248,511

	Dryden Leveraged Loan,
800,000	Series 2006-11A-C1	1.83%	#^	04/12/2020	776,312

	Flatiron Ltd.,
500,000	Series 2013-1	2.98%	#^	01/17/2026	487,082
250,000	Series 2014-1A-B	3.09%	#^	07/17/2026	246,742
250,000	Series 2014-1A-C	3.54%	#^	07/17/2026	236,026

	Galaxy Ltd.,
250,000	Series 2014-18A-D1	3.93%	#^	10/15/2026	240,505

	GoldenTree Loan Opportunities Ltd.,
700,000	Series 2012-6A-D	4.43%	#^	04/17/2022	700,863

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2	2.73%	#	08/15/2023	499,346
500,000	Series 2013-2A-C	2.94%	#^	08/01/2025	484,958
250,000	Series 2013-2A-D	4.04%	#^	08/01/2025	240,745
250,000	Series 2014-1A-X	1.28%	#^	04/18/2026	249,982
500,000	Series 2014-2A-C	3.73%	#^	04/28/2025	467,245

	ING Ltd.,
500,000	Series 2012-1RA-A2R	2.08%	#^	03/14/2022	499,882
500,000	Series 2012-1RA-BR	2.98%	#^	03/14/2022	500,588

	LCM LP,
500,000	Series 10AR-BR	2.13%	#^	04/15/2022	500,062
500,000	Series 10AR-CR	3.08%	#^	04/15/2022	500,267
500,000	Series 11A-B	2.38%	#^	04/19/2022	500,367
250,000	Series 11A-D2	4.18%	#^	04/19/2022	250,564
750,000	Series 12A-D	4.73%	#^	10/19/2022	751,595
500,000	Series 14A-D	3.73%	#^	07/15/2025	478,433
250,000	Series 15A-C	3.33%	#^	08/25/2024	250,037
250,000	Series 16A-D	3.86%	#^	07/15/2026	239,488
500,000	Series 5A-C	0.90%	#^	03/21/2019	483,059

	Madison Park Funding Ltd.,
250,000	Series 2012-9X-C1	3.83%	#	08/15/2022	250,306
250,000	Series 2014-13A-D	3.58%	#^	01/19/2025	238,172
250,000	Series 2014-13A-X	1.23%	#^	01/19/2025	250,056
250,000	Series 2014-14A-C1	3.33%	#^	07/20/2026	249,442
250,000	Series 2014-14A-D	3.83%	#^	07/20/2026	239,890

	Nautique Funding Ltd.,
500,000	Series 2006-1A-C	1.93%	#^	04/15/2020	480,695

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	North End Ltd.,
$500,000	Series 2013-1A-C	2.98%	#^	07/17/2025	493,266
250,000	Series 2013-1A-D	3.73%	#^	07/17/2025	238,482

	OCP Ltd.,
250,000	Series 2012-2A-A2	1.71%	#^	11/22/2023	250,119

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-B	3.43%	#^	11/14/2026	500,000
750,000	Series 2014-1A-C	3.88%	#^	11/14/2026	718,170

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	500,081

	Pinnacle Park Ltd.,
500,000	Series 2014-1A-C	3.33%	#^	04/15/2026	498,586

	Race Point Ltd.,
165,577	Series 2007-4A-A1A	0.44%	#^	08/01/2021	164,287
500,000	Series 2007-4A-D	2.24%	#^	08/01/2021	489,638
250,000	Series 2012-6RA-CR	3.34%	#^	05/24/2023	248,289
250,000	Series 2012-6RA-DR	4.34%	#^	05/24/2023	248,169

	Slater Mill Loan Fund,
500,000	Series 2012-1A-B	2.88%	#^	08/17/2022	500,985

	Sound Harbor Loan Fund Ltd.,
500,000	Series 2014-1A-A1	1.73%	#^	10/30/2026	497,000

	Steele Creek Ltd.,
250,000	Series 2014-1A-A1	1.83%	#^	08/21/2026	249,993

	Thacher Park Ltd.,
500,000	Series 2014-1A-C	3.28%	#^	10/20/2026	500,000
500,000	Series 2014-1A-D1	3.76%	#^	10/20/2026	478,500

	Venture Ltd.,
600,000	Series 2005-1A-A2	0.68%	#^	11/22/2018	595,446
500,000	Series 2012-10A-C	3.48%	#^	07/20/2022	498,722
500,000	Series 2013-14A-B1	2.09%	#^	08/28/2025	485,792
250,000	Series 2014-16A-A1L	1.87%	#^	04/15/2026	250,083

	Total Collateralized Loan Obligations (Cost $26,387,057)				26,356,076

FOREIGN CORPORATE BONDS 20.3%
200,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	214,750
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	208,250
400,000	Agromercantil Senior Trust	6.25%		04/10/2019	416,500
200,000	Andrade Gutierrez International S.A.	4.00%		04/30/2018	198,000
215,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	222,766
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	213,000
175,000	B Communications Ltd.	7.38%	^	02/15/2021	187,031
400,000	Banco Davivienda S.A.	2.95%		01/29/2018	401,000
400,000	Banco de Costa Rica	5.25%		08/12/2018	409,000
400,000	Banco de Credito del Peru	2.75%	^	01/09/2018	401,000
400,000	Banco de Credito e Inversiones	3.00%		09/13/2017	411,600
500,000	Banco del Estado de Chile	4.13%		10/07/2020	524,394
600,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	591,000
200,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	216,500
200,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	208,000
250,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	265,937
400,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	404,000
300,000	Banco Regional SAECA	8.13%		01/24/2019	330,000
600,000	Banco Santander Mexico	5.95%	#	01/30/2024	634,500
500,000	Bancolombia S.A.	6.13%		07/26/2020	540,000
225,000	Bank Of Montreal	1.30%		07/15/2016	226,911
250,000	Bank Of Nova Scotia	2.55%		01/12/2017	257,842
400,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	407,400
500,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	522,500
250,000	BP Capital Markets PLC	1.85%		05/05/2017	252,832
125,000	British Telecommunications PLC	5.95%		01/15/2018	141,191

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	59

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$50,000	Camposol S.A.	9.88%		02/02/2017	52,750
400,000	Cementos Progreso Trust	7.13%		11/06/2023	430,200
200,000	Cemex S.A.B. de C.V.	4.98%	#	10/15/2018	212,500
300,000	Cemex S.A.B. de C.V.	5.88%		03/25/2019	302,250
500,000	Central American Bottling Corporation	6.75%		02/09/2022	542,500
200,000	CNPC General Capital Ltd.	1.13%	#^	05/14/2017	200,589
600,000	Columbus International, Inc.	7.38%		03/30/2021	626,250
200,000	Corpbanca S.A.	3.13%		01/15/2018	200,877
200,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	200,000
200,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	200,000
500,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	520,000
400,000	DBS Bank Ltd.	0.84%	#	07/15/2021	394,400
200,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	202,366
140,000	Diageo Capital PLC	1.50%		05/11/2017	140,790
200,000	Digicel Ltd.	7.00%		02/15/2020	207,000
200,000	Digicel Ltd.	8.25%		09/30/2020	207,020
200,000	Digicel Ltd.	7.13%		04/01/2022	200,100
200,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	214,600
550,356	ENA Norte Trust	4.95%		04/25/2023	569,580
400,000	Ferreycorp S.A.A.	4.88%		04/26/2020	398,000
500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	502,500
400,000	Global Bank Corporation	4.75%		10/05/2017	413,000
200,000	Globo Communicacao e Participacoes S.A.	6.25%	#†	07/20/2015	208,250
200,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	213,100
500,000	Grupo Aval Ltd.	5.25%		02/01/2017	530,000
700,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	759,500
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	428,000
450,000	GrupoSura Finance S.A.	5.70%		05/18/2021	488,250
500,000	Guanay Finance Ltd.	6.00%		12/15/2020	533,125
400,000	InRetail Shopping Malls	6.50%		07/09/2021	419,000
110,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	105,462
100,000	Intercorp Retail Trust	8.88%		11/14/2018	113,500
400,000	Inversiones CMPC S.A.	4.75%		01/19/2018	422,376
600,000	JBS Investments GmbH	7.75%		10/28/2020	640,500
100,000	Korea Development Bank	3.25%		03/09/2016	103,101
100,000	LPG International, Inc.	7.25%		12/20/2015	106,500
400,000	Marfrig Holdings B.V.	6.88%		06/24/2019	390,200
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	195,100
200,000	Mexico Generadora de Energia	5.50%		12/06/2032	200,500
200,000	Millicom International Cellular S.A.	4.75%		05/22/2020	191,500
200,000	Millicom International Cellular S.A.	6.63%	^	10/15/2021	208,500
400,000	Millicom International Cellular S.A.	6.63%		10/15/2021	417,000
600,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	613,500
100,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	103,780
200,000	OAS Investments GmbH	8.25%		10/19/2019	196,742
150,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	152,250
195,220	Odebrecht Offshore Drilling	6.63%	^	10/01/2022	202,053
225,000	Orange S.A.	2.75%		09/14/2016	231,875
600,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	606,800
500,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	508,750
430,339	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	405,762
154,850	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	168,012
200,000	Rearden G Holdings EINS GmbH	7.88%		03/30/2020	211,000
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	261,892
250,000	Rio Oil Finance Trust	6.25%		07/06/2024	258,253
70,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	75,950
200,000	Sigma Alimentos S.A.	6.88%		12/16/2019	233,000
190,000	Southern Copper Corporation	1.95%		09/01/2016	193,830
300,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	305,282
200,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	208,100

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	416,200
400,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	427,000
200,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	195,500
200,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	195,500
300,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	303,570
500,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	504,465
400,000	Vedanta Resources PLC	6.00%		01/31/2019	406,000
700,000	VTR Finance B.V.	6.88%		01/15/2024	726,250
250,000	Westpac Banking Corporation	2.00%		08/14/2017	253,921

	Total Foreign Corporate Bonds (Cost $30,814,330)				30,781,877

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.3%
200,000	Banco Nacional de Desenvolvimento Economico e Social	4.00%		04/14/2019	201,190
226,000	Corporacion Andina de Fomento	3.75%		01/15/2016	234,057

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $437,703)				435,247

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 12.5%

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.81%	#^	06/15/2028	197,474

	Banc of America Commercial Mortgage Trust,
400,000	Series 2005-3-AM	4.73%		07/10/2043	407,940
350,000	Series 2006-5-AM	5.45%		09/10/2047	375,439
300,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	315,798
500,000	Series 2007-5-AM	5.77%	#	02/10/2051	536,177

	Bear Stearns Commercial Mortgage Securities Trust,
110,000	Series 2004-PWR4-D	5.83%	#	06/11/2041	116,275

	Bear Stearns Commercial Mortgage Securities, Inc.,
300,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	310,909
200,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	202,498

	CD Commercial Mortgage Trust,
350,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	367,958

	COBALT Commercial Mortgage Trust,
300,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	306,502
350,000	Series 2007-C3-AM	5.97%	#	05/15/2046	380,992

	Commercial Mortgage Pass-Through Certificates,
110,000	Series 2006-C7-AM	5.78%	#	06/10/2046	117,327
115,000	Series 2006-C8-AM	5.35%		12/10/2046	124,126
3,242,103	Series 2014-CR17-XA	1.21%	# I/O	05/10/2047	250,418
300,000	Series 2014-CR19-C	4.72%	#	08/10/2047	306,631
350,000	Series 2014-KY0-F	3.65%	#^	06/11/2027	349,719
110,000	Series 2014-TWC-C	2.01%	#^	02/13/2032	110,384

	Credit Suisse First Boston Mortgage Securities Corporation,
110,000	Series 2005-C2-AMFX	4.88%		04/15/2037	110,952
310,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	321,671

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2006-C1-C	5.64%	#	02/15/2039	102,778
350,000	Series 2006-C3-AM	6.00%	#	06/15/2038	374,346
110,000	Series 2006-C4-AM	5.51%		09/15/2039	117,885
90,000	Series 2006-C5-AM	5.34%		12/15/2039	96,533
350,000	Series 2007-C2-AM	5.62%	#	01/15/2049	379,416
300,000	Series 2007-C4-A1AM	6.10%	#	09/15/2039	325,808
300,000	Series 2014-SURF-E	3.26%	#^	02/15/2029	301,115
10,092,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	495,518

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	359,563

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Greenwich Capital Commercial Funding Corporation,
$300,000	Series 2006-GG7-AJ	5.82%	#	07/10/2038	312,285
550,000	Series 2007-GG11-AJ	6.05%	#	12/10/2049	575,050
250,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	273,353
550,000	Series 2007-GG9-AM	5.48%		03/10/2039	582,631

	GS Mortgage Securities Corporation,
350,000	Series 2006-GG6-AJ	5.52%	#	04/10/2038	361,600
115,000	Series 2006-GG8-AJ	5.62%		11/10/2039	118,218
300,000	Series 2013-KING-C	3.44%	#^	12/10/2027	302,308

	JP Morgan Chase Commercial Mortgage Securities Corporation,
200,000	Series 2005-CB12-B	4.97%	#	09/12/2037	193,315
300,000	Series 2006-LDP9-AM	5.37%		05/15/2047	312,438
300,000	Series 2007-CIBC19-AM	5.70%	#	02/12/2049	322,421
350,000	Series 2007-CIBC20	6.07%	#	02/12/2051	372,239
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	358,358

	JPMBB Commercial Mortgage Securities Trust,
500,000	Series 2014-C23-C	4.46%	#	09/15/2047	504,725

	LB-UBS Commercial Mortgage Trust,
150,000	Series 2006-C7-AM	5.38%		11/15/2038	161,183
300,000	Series 2007-C1-AJ	5.48%		02/15/2040	310,597
179,000	Series 2007-C2-AM	5.49%	#	02/15/2040	190,623

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.03%	#^	10/12/2032	304,819

	Merrill Lynch Mortgage Trust,
500,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	513,869
250,000	Series 2006-C1-AJ	5.67%	#	05/12/2039	252,411
150,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	152,963
100,000	Series 2006-C2-AM	5.78%	#	08/12/2043	107,340

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
300,000	Series 2006-1	5.57%	#	02/12/2039	312,436

	Morgan Stanley Bank of America Merrill Lynch Trust,
5,436,880	Series 2013-C12-XA	1.18%	# I/O	10/15/2046	289,682
500,000	Series 2014-C18-C	4.49%		10/15/2047	492,889

	Morgan Stanley Capital, Inc.,
310,000	Series 2005-HQ7-AJ	5.21%	#	11/14/2042	320,126
94,000	Series 2005-HQ7-AM	5.21%	#	11/14/2042	97,611
500,000	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	518,541
500,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	524,903
175,000	Series 2014-CPT-E	3.45%	#^	07/13/2029	172,940
175,000	Series 2014-CPT-F	3.45%	#^	07/13/2029	166,093

	Wachovia Bank Commercial Mortgage Trust,
110,000	Series 2005-C22-AM	5.50%	#	12/15/2044	114,773
250,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	256,176
110,000	Series 2006-C28-AM	5.60%	#	10/15/2048	118,460
300,000	Series 2007-C30-AM	5.38%		12/15/2043	321,420
500,000	Series 2007-C33-AJ	6.14%	#	02/15/2051	523,054

	WF-RBS Commercial Mortgage Trust,
3,971,480	Series 2014-C19-XA	1.49%	# I/O	03/15/2047	320,663

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $18,959,409)				18,894,665

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 16.0%

	Chase Mortgage Finance Trust,
40,000	Series 2004-S3-2A4	5.50%		03/25/2034	41,034

	Countrywide Alternative Loan Trust,
238,717	Series 2004-33-1A1	2.74%	#	12/25/2034	234,970
1,564,257	Series 2005-23CB-A15	5.50%		07/25/2035	1,512,990

	Countrywide Home Loans,
2,295,798	Series 2007-14-A15	6.50%		09/25/2037	2,267,167

	Credit Suisse First Boston Mortgage Securities Corporation,
50,384	Series 2004-8-6A1	4.50%		12/25/2019	51,386
210,000	Series 2005-11-8A5	6.00%		12/25/2035	209,555
2,360,939	Series 2005-9-5A9	5.50%		10/25/2035	2,092,715

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates,
$1,000,000	Series 2011-5R-6A9	2.66%	#^	11/27/2037	929,878

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
1,935,928	Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,574,544

	Deutsche Mortgage & Asset Receiving Corporation,
954,837	Series 2014-RS1-1A2	8.77%	#^	07/27/2037	778,569

	GMACM Mortgage Loan Trust,
200,471	Series 2005-J1-A6	6.00%		12/25/2035	199,806

	GSR Mortgage Loan Trust,
80,041	Series 2004-2F-14A1	5.50%		09/25/2019	81,784
1,414,458	Series 2006-2F-3A4	6.00%		02/25/2036	1,242,303

	Home Equity Mortgage Loan Asset-Backed Trust,
216,934	Series 2006-D-2A2	0.26%	#	11/25/2036	214,260

	Home Equity Mortgage Trust,
190,057	Series 2003-6-M2	2.35%	#	03/25/2034	185,610

	HSI Asset Loan Obligation Trust,
488,922	Series 2006-2-1A1	6.00%		12/25/2036	350,881

	Lehman Mortgage Trust,
661,903	Series 2006-1-1A3	5.50%		02/25/2036	558,446

	Lehman XS Trust,
59,368	Series 2005-6-3A2B	5.42%	#	11/25/2035	59,609

	MASTR Adjustable Rate Mortgages Trust,
516,716	Series 2006-2-2A1	2.59%	#	04/25/2036	488,849

	Merrill Lynch Alternative Note Asset Trust,
825,163	Series 2007-F1-2A6	6.00%		03/25/2037	629,474

	Morgan Stanley Mortgage Loan Trust,
757,973	Series 2006-2-7A1	5.58%	#	02/25/2036	720,313

	NovaStar Mortgage Funding Trust,
231,320	Series 2005-4-A2C	0.39%	#	01/25/2036	230,650

	Residential Accredit Loans, Inc.,
2,264,105	Series 2006-QS12-2A3	6.00%		09/25/2036	1,860,526
2,900,246	Series 2007-QS9-A33	6.50%		07/25/2037	2,458,489

	Residential Asset Mortgage Products, Inc.,
924,528	Series 2005-EFC7-AI3	0.40%	#	04/25/2034	869,367

	Residential Asset Securitization Trust,
1,428,628	Series 2006-A2-A11	6.00%		01/25/2046	1,179,211

	Springleaf Mortgage Loan Trust,
1,250,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	1,321,296
1,250,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	1,281,471

	Structured Adjustable Rate Mortgage Loan Trust,
68,149	Series 2006-8-4A2	5.43%	#	09/25/2036	68,149

	Washington Mutual Mortgage Pass-Through Certificates,
298,578	Series 2006-5-1A5	6.00%		07/25/2036	249,424

	Wells Fargo Alternative Loan Trust,
204,951	Series 2007-PA5-1A1	6.25%		11/25/2037	195,431

	Wells Fargo Mortgage Backed Securities,
69,877	Series 2005-9-2A2	5.25%		10/25/2035	71,494

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $24,071,461)				24,209,651

US CORPORATE BONDS 10.7%
85,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	88,612
107,000	Alere, Inc.	6.50%		06/15/2020	107,267
60,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	63,450
151,000	American Express Credit Corporation	1.30%		07/29/2016	152,075
250,000	Amgen, Inc.	2.13%		05/15/2017	254,615
176,000	Anheuser-Busch InBev Worldwide, Inc.	1.38%		07/15/2017	175,885
65,000	Ashland, Inc.	4.75%		08/15/2022	63,700
200,000	AT&T, Inc.	1.70%		06/01/2017	201,776
65,000	Athlon Holdings LP	7.38%		04/15/2021	71,012

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	61

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$145,000	Atlas Pipeline Partners LP	4.75%		11/15/2021	135,756
140,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	139,650
247,000	Bank of America Corporation	2.00%		01/11/2018	246,120
173,000	BB&T Corporation	2.15%		03/22/2017	175,917
200,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	200,822
145,000	Berry Plastics Corporation	5.50%		05/15/2022	139,744
40,000	Biomet, Inc.	6.50%		08/01/2020	42,500
225,000	Boeing Company	3.75%		11/20/2016	238,392
250,000	Caterpillar Financial Services Corporation	1.00%		03/03/2017	249,261
120,000	CCO Holdings LLC	5.25%		09/30/2022	117,900
105,000	CDW LLC	6.00%		08/15/2022	109,462
130,000	Cinemark USA, Inc.	7.38%		06/15/2021	139,750
270,000	Citigroup, Inc.	1.35%		03/10/2017	269,434
110,000	Comcast Corporation	6.50%		01/15/2017	123,252
55,000	CommScope, Inc.	5.00%	^	06/15/2021	54,175
250,000	ConocoPhillips Company	1.05%		12/15/2017	246,738
220,000	Covidien International Finance S.A.	6.00%		10/15/2017	248,697
225,000	Daimler Finance North America LLC	1.45%	^	08/01/2016	226,674
150,000	Devon Energy Corporation	1.88%		05/15/2017	151,472
225,000	DIRECTV Holdings LLC	2.40%		03/15/2017	230,160
250,000	Dow Chemical Company	2.50%		02/15/2016	255,513
250,000	Duke Energy Corporation	1.63%		08/15/2017	251,161
195,000	eBay, Inc.	1.35%		07/15/2017	194,317
226,000	Ecolab, Inc.	3.00%		12/08/2016	234,689
105,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	103,425
85,000	Equinix, Inc.	7.00%		07/15/2021	91,375
170,000	ERP Operating LP	5.75%		06/15/2017	189,195
125,000	Express Scripts Holding Company	2.65%		02/15/2017	128,612
100,000	Express Scripts Holding Company	1.25%		06/02/2017	99,274
115,000	Frontier Communications Corporation	8.50%		04/15/2020	128,225
145,000	Gannett Company, Inc.	4.88%	^	09/15/2021	140,650
120,000	Gates Global LLC	6.00%	^	07/15/2022	113,400
200,000	General Electric Capital Corporation	2.90%		01/09/2017	207,835
125,000	General Mills, Inc.	5.70%		02/15/2017	138,166
252,000	Gilead Sciences, Inc.	3.05%		12/01/2016	262,640
235,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	255,291
130,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	139,912
135,000	Gray Television, Inc.	7.50%		10/01/2020	138,712
55,000	H.J. Heinz Company	4.25%		10/15/2020	54,794
105,000	HD Supply, Inc.	7.50%		07/15/2020	109,462
225,000	Hewlett-Packard Company	3.30%		12/09/2016	234,888
135,000	Hexion Finance Corporation	6.63%		04/15/2020	136,350
65,000	Hilcorp Energy LP	5.00%	^	12/01/2024	62,644
145,000	Icahn Enterprises LP	4.88%		03/15/2019	143,187
195,000	John Deere Capital Corporation	1.40%		03/15/2017	196,557
240,000	JP Morgan Chase & Company	3.15%		07/05/2016	248,453
120,000	Kellogg Company	1.75%		05/17/2017	121,019
213,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	234,177
152,000	Kraft Foods, Inc.	4.13%		02/09/2016	158,650
155,000	Kroger Company	2.20%		01/15/2017	158,061
75,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	76,312
130,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	139,100
60,000	Manitowoc Company, Inc.	8.50%		11/01/2020	64,800
100,000	McKesson Corporation	1.29%		03/10/2017	99,705
105,000	Memorial Production Partners LP	6.88%	^	08/01/2022	100,800
200,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	198,498
130,000	MGM Resorts International	6.63%		12/15/2021	137,800
80,000	Milacron LLC	7.75%	^	02/15/2021	84,600
253,000	Morgan Stanley	1.75%		02/25/2016	255,787
25,000	MPT Operating Partnership LP	6.38%		02/15/2022	26,813
190,000	Mylan, Inc.	1.80%		06/24/2016	192,300
250,000	National Rural Utilities Cooperative Finance Corporation	1.10%		01/27/2017	249,739

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$45,000	NCL Corporation Ltd.	5.00%		02/15/2018	45,675
65,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	68,900
125,000	ONEOK Partners LP	3.25%		02/01/2016	128,925
150,000	Phillips 66	2.95%		05/01/2017	155,948
135,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	137,700
240,000	PNC Funding Corporation	2.70%		09/19/2016	247,763
105,000	Post Holdings, Inc.	7.38%		02/15/2022	104,213
145,000	Procter & Gamble Company	0.75%		11/04/2016	145,029
140,000	Regal Entertainment Group	5.75%		03/15/2022	141,050
155,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	152,675
100,000	Reynolds Group Issuer LLC	9.00%		04/15/2019	104,625
130,000	RR Donnelley & Sons Company	7.88%		03/15/2021	143,325
135,000	Safway Group Holding LLC	7.00%	^	05/15/2018	138,038
65,000	Sally Holdings LLC	5.75%		06/01/2022	66,625
105,000	Sanchez Energy Corporation	6.13%	^	01/15/2023	104,244
85,000	SBA Communications Corporation	5.63%		10/01/2019	86,700
85,000	Select Medical Corporation	6.38%		06/01/2021	85,425
70,000	Service Corporation International	5.38%		01/15/2022	71,050
110,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	105,875
225,000	Simon Property Group LP	2.15%		09/15/2017	229,886
95,000	Smithfield Foods, Inc.	5.88%	^	08/01/2021	96,425
70,000	Southern Star Central Corporation	5.13%	^	07/15/2022	69,825
50,000	Southwest Airlines Company	5.75%		12/15/2016	54,678
25,000	Southwest Airlines Company	5.13%		03/01/2017	26,999
105,000	Spectrum Brands, Inc.	6.63%		11/15/2022	110,775
65,000	Steel Dynamics, Inc.	5.13%	^	10/01/2021	65,975
80,000	Sysco Corporation	1.45%		10/02/2017	80,167
85,000	Terex Corporation	6.00%		05/15/2021	88,825
200,000	Thomson Reuters Corporation	1.30%		02/23/2017	199,771
195,000	Toyota Motor Credit Corporation	1.75%		05/22/2017	197,602
100,000	TransDigm, Inc.	6.00%	^	07/15/2022	98,875
140,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	141,400
125,000	United Rentals North America, Inc.	7.63%		04/15/2022	136,563
170,000	Valero Energy Corporation	6.13%		06/15/2017	190,010
95,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	103,788
120,000	Wal-Mart Stores, Inc.	5.38%		04/05/2017	132,773
150,000	Waste Management, Inc.	2.60%		09/01/2016	154,421
35,000	WCI Communities, Inc.	6.88%	^	08/15/2021	35,263
40,000	WCI Communities, Inc.	6.88%		08/15/2021	40,300
250,000	WellPoint, Inc.	1.88%		01/15/2018	249,924
125,000	Wells Fargo & Company	2.10%		05/08/2017	127,565
200,000	Xerox Corporation	2.95%		03/15/2017	207,127

	Total US Corporate Bonds (Cost $16,459,941)				16,293,878

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.5%

	Federal Home Loan Mortgage Corporation,
1,394,833	Series 3417-SM	6.13%	# I/F I/O	02/15/2038	239,956
895,449	Series 3923-PW	7.00%		12/15/2040	986,114

	Federal National Mortgage Association Pass-Thru,
1,021,443	Pool MA1200	3.00%		10/01/2032	1,041,310

	Total US Government / Agency Mortgage Backed Obligations (Cost $2,242,830)				2,267,380

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 4.6%
$1,090,000	United States Treasury Notes	1.75%		05/31/2016	1,113,759
1,070,000	United States Treasury Notes	1.50%		06/30/2016	1,089,060
1,280,000	United States Treasury Notes	1.00%		08/31/2016	1,290,550
890,000	United States Treasury Notes	1.00%		09/30/2016	896,779
1,020,000	United States Treasury Notes	1.00%		10/31/2016	1,027,411
740,000	United States Treasury Notes	0.88%		11/30/2016	742,833
820,000	United States Treasury Notes	0.75%		01/15/2017	819,583

	Total US Government Bonds and Notes (Cost $6,979,811)				6,979,975

AFFILIATED MUTUAL FUNDS 11.4% (a)
920,520	DoubleLine Core Fixed Income Fund				10,070,490
719,547	DoubleLine Floating Rate Fund				7,209,860

	Total Affiliated Mutual Funds (Cost $17,411,420)				17,280,350

SHORT TERM INVESTMENTS 5.1%
2,577,626	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		2,577,626
2,577,626	Fidelity Institutional Government Portfolio	0.01%	♦		2,577,626
2,577,626	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		2,577,626

	Total Short Term Investments (Cost $7,732,878)				7,732,878

	Total Investments 99.8% (Cost $151,496,840)				151,231,977
	Other Assets in Excess of Liabilities 0.2%				279,787

	NET ASSETS 100.0%				$151,511,764

SECURITY TYPE BREAKDOWN as a % of Net Assets
Foreign Corporate Bonds	20.3%
Collateralized Loan Obligations	17.4%
Non-Agency Residential Collateralized Mortgage Obligations	16.0%
Non-Agency Commercial Mortgage Backed Obligations	12.5%
Affiliated Mutual Funds	11.4%
US Corporate Bonds	10.7%
Short Term Investments	5.1%
US Government Bonds and Notes	4.6%
US Government / Agency Mortgage Backed Obligations	1.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.3%
Other Assets and Liabilities	0.2%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets
United States	79.2%
Mexico	2.9%
Colombia	2.8%
Brazil	2.7%
Peru	2.3%
Chile	2.1%
Singapore	1.2%
Guatemala	1.1%
Panama	0.8%
Paraguay	0.6%
Costa Rica	0.5%
India	0.4%
Barbados	0.4%
Jamaica	0.4%
Australia	0.4%
Canada	0.4%
United Kingdom	0.3%
Israel	0.3%
Supranational	0.2%
France	0.2%
Dominican Republic	0.1%
Germany	0.1%
China	0.1%
Qatar	0.1%
Luxembourg	0.1%
South Korea	0.1%
Other Assets and Liabilities	0.2%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	63

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2014

INVESTMENT BREAKDOWN as a % of Net Assets
Collateralized Loan Obligations	17.4%
Non-Agency Residential Collateralized Mortgage Obligations	16.0%
Non-Agency Commercial Mortgage Backed Obligations	12.5%
Affiliated Mutual Funds	11.4%
Banking	8.7%
Short Term Investments	5.1%
US Government Bonds and Notes	4.6%
Telecommunications	3.0%
Oil & Gas	2.6%
Building and Development	1.6%
Consumer Products	1.6%
US Government / Agency Mortgage Backed Obligations	1.5%
Transportation	1.3%
Media	1.2%
Chemicals/Plastics	1.2%
Financial Intermediaries	1.1%
Business Equipment and Services	1.0%
Finance	0.9%
Healthcare	0.9%
Utilities	0.6%
Real Estate	0.6%
Beverage and Tobacco	0.6%
Food Products	0.4%
Industrial	0.4%
Mining	0.4%
Construction	0.3%
Automotive	0.3%
Pharmaceuticals	0.3%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.3%
Energy	0.3%
Pulp & Paper	0.3%
Insurance	0.3%
Leisure	0.2%
Retailers (other than Food/Drug)	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Food/Drug Retailers	0.1%
Environmental Control	0.1%
Cosmetics/Toiletries	0.1%
Conglomerates	0.1%
Containers and Glass Products	0.1%
Machinery and Tools	0.0%	~
Air Transport	0.0%	~
Other Assets and Liabilities	0.2%

	100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $38,442,125 or 25.4% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

(a)	Institutional class shares held

†	Perpetual Maturity

♦	Seven-day yield as of September 30, 2014

~	Represents less than 0.05% of net assets

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	6,270,000	10/02/2014	$(7,516)
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	600,000	10/09/2014	—
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	5,717,000	11/20/2014	752,463
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	11,871,000	12/18/2014	1,275,807
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	7,140,000	01/29/2015	618,557
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	1,397,000	02/26/2015	158,173
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	9,701,000	03/26/2015	636,213
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	5,507,000	04/30/2015	334,982
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	6,000,000	05/28/2015	267,388
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	11,500,000	06/25/2015	125,949
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	19,000,000	07/30/2015	(214,559)
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	12,000,000	08/27/2015	(72,875)
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	40,000,000	09/24/2015	(724,490)
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	10,000,000	10/29/2015	(22,804)

				$3,127,288

Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund that invests primarily in equity securities of companies in the relevant sector.

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector.

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2014 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at September 30, 2014	Value at September 30, 2014	Dividend Income Earned in the Period Ended September 30, 2014	Net Realized Gain (Loss) in the Period Ended September 30, 2014
DoubleLine Core Fixed Income Fund	$5,292,413	$32,250,000	$27,410,000	920,520	$10,070,490	$129,938	$(562)
DoubleLine Floating Rate Fund	3,831,323	5,317,000	1,860,000	719,547	7,209,860	64,394	(7,965)

	$9,123,736	$37,567,000	$29,270,000	1,640,067	$17,280,350	$194,332	$(8,527)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	65

Schedule of Investments DoubleLine Flexible Income Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 18.8%

	Adams Mill Ltd.,
$250,000	Series 2014-1A-D1	3.70%	#^	07/15/2026	236,848
250,000	Series 2014-1A-E1	5.20%	#^	07/15/2026	227,723

	Avery Point Ltd.,
250,000	Series 2013-2A-C	2.98%	#^	07/17/2025	244,323
500,000	Series 2013-2A-D	3.68%	#^	07/17/2025	477,478

	Cent Ltd.,
250,000	Series 2014-22A-B	3.43%	#^	11/07/2026	250,000
500,000	Series 2014-22A-C	3.98%	#^	11/07/2026	477,100

	ColumbusNova Ltd.,
250,000	Series 2006-1A-D	1.78%	#^	07/18/2018	241,873

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	1.83%	#^	04/12/2020	485,195

	Dryden Senior Loan Fund,
250,000	Series 2012-25A-D	4.23%	#^	01/15/2025	249,862

	Flatiron Ltd.,
500,000	Series 2013-1	2.98%	#^	01/17/2026	487,082

	Galaxy Ltd.,
250,000	Series 2014-18A-D1	3.93%	#^	10/15/2026	240,505

	GoldenTree Loan Opportunities Ltd.,
500,000	Series 2012-6A-D	4.43%	#^	04/17/2022	500,616

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C	2.94%	#^	08/01/2025	242,479
250,000	Series 2014-2A-C	3.73%	#^	04/28/2025	233,622
250,000	Series 2014-2A-D	5.23%	#^	04/28/2025	226,998

	ING Ltd.,
500,000	Series 2013-1A-D	5.23%	#^	04/15/2024	463,921

	LCM LP,
500,000	Series 10AR-BR	2.13%	#^	04/15/2022	500,062
100,000	Series 12A-C	3.48%	#^	10/19/2022	100,383
500,000	Series 12A-D	4.73%	#^	10/19/2022	501,064
500,000	Series 14A-D	3.73%	#^	07/15/2025	478,433
250,000	Series 16A-D	3.86%	#^	07/15/2026	239,489

	Madison Park Funding Ltd.,
250,000	Series 2014-13A-D	3.58%	#^	01/19/2025	238,172
250,000	Series 2014-13X E	5.23%	#	01/19/2025	232,041

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	3.88%	#^	11/14/2026	478,780
250,000	Series 2014-1A-D	6.83%	#^	11/14/2026	247,655

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	500,082

	Pinnacle Park Ltd.,
250,000	Series 2014-1A-C	3.33%	#^	04/15/2026	249,293

	Race Point Ltd.,
250,000	Series 2012-6RA-CR	3.34%	#^	05/24/2023	248,289

	Race Point Ltd.,
250,000	Series 2012-6RA-DR	4.34%	#^	05/24/2023	248,169

	Sound Harbor Loan Fund Ltd.,
500,000	Series 2014-1A-A1	1.73%	#^	10/30/2026	497,000

	Thacher Park Ltd.,
500,000	Series 2014-1A-D1	3.76%	#^	10/20/2026	478,500

	Washington Mill Ltd.,
250,000	Series 2014-1A-C	3.23%	#^	04/20/2026	249,077

	Total Collateralized Loan Obligations (Cost $10,795,267)				10,772,114

FOREIGN CORPORATE BONDS 19.8%
200,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	223,000
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	195,000
200,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	214,750
200,000	AES El Salvador Trust	6.75%		03/28/2023	193,916

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$200,000	Agromercantil Senior Trust	6.25%		04/10/2019	208,250
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	213,000
150,000	B Communications Ltd.	7.38%	^	02/15/2021	160,312
200,000	Banco Davivienda S.A.	5.88%		07/09/2022	201,000
200,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	195,020
200,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	218,000
200,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	218,000
200,000	Banco Nacional de Costa Rica	6.25%		11/01/2023	201,500
200,000	Banco Regional SAECA	8.13%		01/24/2019	220,000
200,000	Bancolombia S.A.	5.13%		09/11/2022	201,800
100,000	Camposol S.A.	9.88%		02/02/2017	105,500
200,000	Cementos Progreso Trust	7.13%		11/06/2023	215,100
400,000	Cemex S.A.B. de C.V.	5.70%	^	01/11/2025	386,400
200,000	Cencosud S.A.	4.88%		01/20/2023	200,219
200,000	Central American Bottling Corporation	6.75%		02/09/2022	217,000
200,000	Columbus International, Inc.	7.38%		03/30/2021	208,750
200,000	Comcel Trust	6.88%		02/06/2024	211,500
250,000	CorpGroup Banking S.A.	6.75%		03/15/2023	250,811
100,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	92,500
200,000	Corporacion Financiera de Desarrollo S.A.	5.25%	#	07/15/2029	203,250
100,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	102,173
200,000	Digicel Ltd.	8.25%		09/30/2020	207,020
200,000	Digicel Ltd.	7.13%		04/01/2022	200,100
120,000	Ecopetrol S.A.	4.13%		01/16/2025	116,400
10,000	Ecopetrol S.A.	5.88%		05/28/2045	10,175
229,315	ENA Norte Trust	4.95%		04/25/2023	237,325
200,000	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	210,500
200,000	Ferreycorp S.A.A.	4.88%		04/26/2020	199,000
200,000	GNL Quintero S.A.	4.63%	^	07/31/2029	199,801
200,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	197,100
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	198,500
200,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	217,000
100,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	104,750
200,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	214,000
200,000	Industrial Senior Trust	5.50%		11/01/2022	198,500
150,000	InRetail Shopping Malls	6.50%		07/09/2021	157,125
50,000	InRetail Shopping Malls	6.50%	^	07/09/2021	52,375
85,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	81,494
250,000	JBS Investments GmbH	7.25%		04/03/2024	255,625
200,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	200,000
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	195,100
200,000	Mexichem S.A.B. de C.V.	5.88%	^	09/17/2044	196,500
200,000	Millicom International Cellular S.A.	4.75%		05/22/2020	191,500
200,000	Millicom International Cellular S.A.	6.63%		10/15/2021	208,500
200,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	204,500
91,408	Nakilat, Inc.	6.27%		12/31/2033	103,748
200,000	OAS Financial Ltd.	8.88%	#†	04/29/2049	187,440
200,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	192,060
200,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	192,690
250,000	Rio Oil Finance Trust	6.25%		07/06/2024	258,254
50,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	54,250
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	208,100
200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	213,500
200,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	195,500
200,000	Vedanta Resources PLC	8.25%		06/07/2021	221,375
200,000	VTR Finance B.V.	6.88%		01/15/2024	207,500

	Total Foreign Corporate Bonds (Cost $11,409,156)				11,344,058

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 8.5%

	Banc of America Commercial Mortgage Trust,
$100,000	Series 2005-3-AM	4.73%		07/10/2043	101,985
100,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	105,266
100,000	Series 2007-5-AM	5.77%	#	02/10/2051	107,235

	Bear Stearns Commercial Mortgage Securities, Inc.,
100,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	103,636
100,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	101,249

	CD Commercial Mortgage Trust,
100,000	Series 2006-CD2-AM	5.53%	#	01/15/2046	105,131
100,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	105,030

	CGBAM Commercial Mortgage Trust,
100,000	Series 2014-HD-D	2.15%	#^	02/15/2031	100,040

	COBALT Commercial Mortgage Trust,
150,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	153,251
100,000	Series 2007-C3-AM	5.97%	#	05/15/2046	108,855

	Commercial Mortgage Pass-Through Certificates,
1,346,720	Series 2014-CR17-XA	1.21%	# I/O	05/10/2047	104,020
100,000	Series 2014-CR19-C	4.72%	#	08/10/2047	102,210
100,000	Series 2014-KY0-F	3.65%	#^	06/11/2027	99,920

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2006-C3-AM	6.00%	#	06/15/2038	106,956
150,000	Series 2006-C4-AM	5.51%		09/15/2039	160,752
100,000	Series 2007-C2-AM	5.62%	#	01/15/2049	108,405
100,000	Series 2007-C4-A1AM	6.10%	#	09/15/2039	108,603
2,018,458	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	99,107

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	102,732

	Greenwich Capital Commercial Funding Corporation,
100,000	Series 2006-GG7-AJ	5.82%	#	07/10/2038	104,095
150,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	164,012
200,000	Series 2007-GG9-AM	5.48%		03/10/2039	211,866

	GS Mortgage Securities Corporation,
100,000	Series 2006-GG6-AJ	5.52%	#	04/10/2038	103,314

	JP Morgan Chase Commercial Mortgage Securities Corporation,
150,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	158,836
123,533	Series 2006-LDP9-AM	5.37%		05/15/2047	128,655
150,000	Series 2007-CB20-AM	5.88%	#	02/12/2051	166,729
150,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	161,876
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	102,388

	JPMBB Commercial Mortgage Securities Trust,
1,248,919	Series 2014-C21-XA	1.29%	I/O	08/15/2047	100,386
100,000	Series 2014-C23-C	4.46%	#	09/15/2047	100,945

	LB-UBS Commercial Mortgage Trust,
100,000	Series 2007-C1-AJ	5.48%		02/15/2040	103,532
100,000	Series 2007-C1-AM	5.46%		02/15/2040	108,020

	Merrill Lynch Mortgage Trust,
100,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	102,774

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
100,000	Series 2006-1-AJ	5.57%	#	02/12/2039	104,145

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%		10/15/2047	98,578

	Morgan Stanley Capital, Inc.,
100,000	Series 2005-HQ7-AJ	5.21%	#	11/14/2042	103,266
250,000	Series 2006-HQ8-AJ	5.49%	#	03/12/2044	259,271
200,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	209,961

	Wachovia Bank Commercial Mortgage Trust,
100,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	103,255
100,000	Series 2007-C30-AM	5.38%		12/15/2043	107,140

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,904,573)				4,887,427

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 25.0%

	Countrywide Alternative Loan Trust,
$1,217,685	Series 2008-1R-2A3	6.00%		08/25/2037	1,040,651

	Countrywide Home Loans,
1,049,508	Series 2007-14-A15	6.50%		09/25/2037	1,036,419

	Credit Suisse First Boston Mortgage Backed Trust,
653,507	Series 2006-2-A5A	6.08%	#	09/25/2036	526,868

	Credit Suisse First Boston Mortgage Securities Corporation,
848,252	Series 2005-9-5A9	5.50%		10/25/2035	751,883

	Credit Suisse Mortgage Capital Certificates,
402,000	Series 2011-5R-6A9	2.66%	#^	11/27/2037	373,811

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
899,093	Series 2006-AB4-A1A	6.01%	#	10/25/2036	731,258

	Deutsche Mortgage & Asset Receiving Corporation,
292,297	Series 2014-RS1-1A2	8.77%	#^	07/27/2037	238,338

	Lehman Mortgage Trust,
378,230	Series 2006-1-1A3	5.50%		02/25/2036	319,112

	MASTR Adjustable Rate Mortgages Trust,
516,716	Series 2006-2-2A1	2.59%	#	04/25/2036	488,849

	Merrill Lynch Alternative Note Asset Trust,
643,454	Series 2007-F1	6.00%		03/25/2037	490,858

	Morgan Stanley Mortgage Loan Trust,
372,184	Series 2005-7-4A1	5.50%		11/25/2035	339,562
366,767	Series 2006-2-2A4	5.75%		02/25/2036	353,905
947,466	Series 2006-2-7A1	5.58%	#	02/25/2036	900,391
939,083	Series 2007-8XS-A1	5.75%	#	04/25/2037	719,296

	Residential Accredit Loans, Inc.,
566,969	Series 2006-QS10-A9	6.50%		08/25/2036	496,668
1,214,885	Series 2006-QS12-2A3	6.00%		09/25/2036	998,331

	Residential Asset Securitization Trust,
714,314	Series 2006-A2-A11	6.00%		01/25/2046	589,605

	Springleaf Mortgage Loan Trust,
750,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	792,777
750,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	768,882

	Washington Mutual Mortgage Pass-Through Certificates,
1,811,626	Series 2006-2	6.00%		03/25/2036	1,600,044

	Wells Fargo Mortgage Backed Securities Trust,
528,981	Series 2007-2-1A15	5.75%		03/25/2037	516,020
258,385	Series 2007-3-1A4	6.00%		04/25/2037	258,773

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,266,143)				14,332,301

US CORPORATE BONDS 7.8%
65,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	67,762
95,000	Alere, Inc.	6.50%		06/15/2020	95,237
55,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	58,162
60,000	Ashland, Inc.	4.75%		08/15/2022	58,800
40,000	Athlon Holdings LP	7.38%		04/15/2021	43,700
115,000	Atlas Pipeline Partners LP	4.75%		11/15/2021	107,669
105,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	104,737
110,000	Berry Plastics Corporation	5.50%		05/15/2022	106,012
25,000	Biomet, Inc.	6.50%		08/01/2020	26,562
90,000	CCO Holdings LLC	5.25%		09/30/2022	88,425
80,000	CDW LLC	6.00%		08/15/2022	83,400
100,000	Cinemark USA, Inc.	7.38%		06/15/2021	107,500
40,000	CommScope, Inc.	5.00%	^	06/15/2021	39,400
90,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	88,650
65,000	Equinix, Inc.	7.00%		07/15/2021	69,875
85,000	Frontier Communications Corporation	8.50%		04/15/2020	94,775
110,000	Gannett Company, Inc.	4.88%	^	09/15/2021	106,700
85,000	Gates Global LLC	6.00%	^	07/15/2022	80,325

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	67

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$100,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	107,625
100,000	Gray Television, Inc.	7.50%		10/01/2020	102,750
30,000	H.J. Heinz Company	4.25%		10/15/2020	29,888
85,000	HD Supply, Inc.	7.50%		07/15/2020	88,612
105,000	Hexion Finance Corporation	6.63%		04/15/2020	106,050
60,000	Hilcorp Energy LP	5.00%	^	12/01/2024	57,825
110,000	Icahn Enterprises LP	4.88%		03/15/2019	108,625
50,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	50,875
100,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	107,000
55,000	Manitowoc Company, Inc.	8.50%		11/01/2020	59,400
85,000	Memorial Production Partners LP	6.88%	^	08/01/2022	81,600
105,000	MGM Resorts International	6.63%		12/15/2021	111,300
75,000	Milacron LLC	7.75%	^	02/15/2021	79,313
10,000	MPT Operating Partnership LP	6.38%		02/15/2022	10,725
30,000	NCL Corporation Ltd.	5.00%		02/15/2018	30,450
55,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	58,300
100,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	102,000
90,000	Post Holdings, Inc.	7.38%		02/15/2022	89,325
110,000	Regal Entertainment Group	5.75%		03/15/2022	110,825
115,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	113,275
100,000	Reynolds Group Issuer LLC	9.00%		04/15/2019	104,625
100,000	RR Donnelley & Sons Company	7.88%		03/15/2021	110,250
105,000	Safway Group Holding LLC	7.00%	^	05/15/2018	107,363
50,000	Sally Holdings LLC	5.75%		06/01/2022	51,250
90,000	Sanchez Energy Corporation	6.13%	^	01/15/2023	89,352
65,000	SBA Communications Corporation	5.63%		10/01/2019	66,300
65,000	Select Medical Corporation	6.38%		06/01/2021	65,325
50,000	Service Corporation International	5.38%		01/15/2022	50,750
85,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	81,813
70,000	Smithfield Foods, Inc.	5.88%	^	08/01/2021	71,050
50,000	Southern Star Central Corporation	5.13%	^	07/15/2022	49,875
75,000	Spectrum Brands, Inc.	6.63%		11/15/2022	79,125
50,000	Steel Dynamics, Inc.	5.13%	^	10/01/2021	50,750
65,000	Terex Corporation	6.00%		05/15/2021	67,925
85,000	TransDigm, Inc.	6.00%	^	07/15/2022	84,044
110,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	111,100
95,000	United Rentals North America, Inc.	7.63%		04/15/2022	103,788
75,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	81,938
40,000	WCI Communities, Inc.	6.88%	^	08/15/2021	40,300

	Total US Corporate Bonds (Cost $4,624,621)				4,500,377

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 0.9%

	Federal Home Loan Mortgage Corporation,
447,724	Series 3923-PW	7.00%		12/15/2040	493,057

	Total US Government / Agency Mortgage Backed Obligations (Cost $492,660)				493,057

AFFILIATED MUTUAL FUNDS 15.0% (a)
562,178	DoubleLine Floating Rate Fund				5,633,025
273,473	DoubleLine Total Return Bond Fund				2,991,797

	Total Affiliated Mutual Funds (Cost $8,683,915)				8,624,822

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 7.0%
1,329,014	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		1,329,014
1,329,014	Fidelity Institutional Government Portfolio	0.01%	♦		1,329,014
1,329,013	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		1,329,013

	Total Short Term Investments (Cost $3,987,041)				3,987,041

	Total Investments 102.8% (Cost $59,163,376)				58,941,197
	Liabilities in Excess of Other Assets (2.8)%				(1,587,807)

	NET ASSETS 100.0%				$57,353,390

SECURITY TYPE BREAKDOWN as a % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	25.0%
Foreign Corporate Bonds	19.8%
Collateralized Loan Obligations	18.8%
Affiliated Mutual Funds	15.0%
Non-Agency Commercial Mortgage Backed Obligations	8.5%
US Corporate Bonds	7.8%
Short Term Investments	7.0%
US Government / Agency Mortgage Backed Obligations	0.9%
Other Assets and Liabilities	(2.8)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets
United States	83.0%
Colombia	3.4%
Mexico	3.0%
Brazil	3.0%
Peru	2.2%
Guatemala	1.8%
Chile	1.5%
Paraguay	0.7%
Dominican Republic	0.7%
Jamaica	0.7%
Israel	0.5%
Panama	0.4%
India	0.4%
Barbados	0.4%
Costa Rica	0.4%
El Salvador	0.3%
Qatar	0.2%
Luxembourg	0.1%
Canada	0.1%
Other Assets and Liabilities	(2.8)%

100.0%

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

INVESTMENT BREAKDOWN as a % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	25.0%
Collateralized Loan Obligations	18.8%
Affiliated Mutual Funds	15.0%
Non-Agency Commercial Mortgage Backed Obligations	8.5%
Short Term Investments	7.0%
Telecommunications	3.6%
Banking	3.6%
Oil & Gas	3.4%
Building and Development	2.4%
Consumer Products	1.6%
Transportation	1.5%
Chemicals/Plastics	1.4%
Utilities	1.3%
Finance	1.1%
Business Equipment and Services	1.1%
Media	0.9%
US Government / Agency Mortgage Backed Obligations	0.9%
Industrial	0.7%
Leisure	0.5%
Automotive	0.4%
Healthcare	0.4%
Mining	0.4%
Real Estate	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Beverage and Tobacco	0.4%
Food/Drug Retailers	0.4%
Construction	0.3%
Retailers (other than Food/Drug)	0.3%
Food Products	0.2%
Cosmetics/Toiletries	0.2%
Financial Intermediaries	0.2%
Containers and Glass Products	0.2%
Machinery and Tools	0.1%
Conglomerates	0.1%
Energy	0.1%
Other Assets and Liabilities	(2.8)%

100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $17,793,549 or 31.0% of net assets.

I/O	Interest only security

(a)	Institutional class shares held

†	Perpetual Maturity

♦	Seven-day yield as of September 30, 2014

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2014 is as follows:

Fund	Value at April 7, 2014	Gross Purchases	Gross Sales	Shares Held at September 30, 2014	Value at September 30, 2014	Dividend Income Earned in the Period Ended September 30, 2014	Net Realized Gain (Loss) in the Period Ended September 30, 2014
DoubleLine Floating Rate Fund	$—	$7,964,000	$2,275,600	562,178	$5,633,025	$41,587	$983
DoubleLine Total Return Bond Fund	—	12,000,000	9,008,671	273,473	2,991,797	27,115	3,203

	$—	$19,964,000	$11,284,271	835,651	$8,624,822	$68,702	$4,186

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	69

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 1.8%

MEXICO 1.8%

	New Sunward Holding B.V.,
$1,373,961	Guaranteed Senior Secured 1st Lien Term Loan, Tranche A6	4.65%	#	02/14/2017	1,371,392

	Total Bank Loans (Cost $1,372,244)				1,371,392

FOREIGN CORPORATE BONDS 96.8%

BARBADOS 1.3%
1,000,000	Columbus International, Inc.	7.38%	^	03/30/2021	1,043,750

					1,043,750

BRAZIL 13.3%
1,000,000	Andrade Gutierrez International S.A.	4.00%		04/30/2018	990,000
700,000	Globo Communicacao e Participacoes S.A.	6.25%	#†	07/20/2015	728,875
1,500,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	1,598,250
1,750,000	JBS Investments GmbH	7.75%		10/28/2020	1,868,125
1,500,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	1,463,250
300,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	306,750
600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	613,500
1,000,000	OAS Investments GmbH	8.25%		10/19/2019	983,710
1,300,000	Petrobras Global Finance B.V.	3.11%	#	03/17/2020	1,327,560
200,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	220,000
250,000	Rio Oil Finance Trust	6.25%		07/06/2024	258,254

					10,358,274

CHILE 10.9%
300,000	CFR International S.A.	5.13%		12/06/2022	323,562
1,500,000	Corpbanca S.A.	3.13%		01/15/2018	1,506,577
1,505,000	Guanay Finance Ltd.	6.00%		12/15/2020	1,604,706
1,700,000	Inversiones CMPC S.A.	4.75%		01/19/2018	1,795,100
1,300,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	1,385,602
1,500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,526,409
300,000	VTR Finance B.V.	6.88%		01/15/2024	311,250

					8,453,206

CHINA 3.2%
1,100,000	CNPC General Capital Ltd.	1.13%	#	05/14/2017	1,103,240
400,000	CNPC General Capital Ltd.	1.13%	#^	05/14/2017	401,178
1,000,000	Sinopec Group Overseas Development Ltd.	1.15%	#^	04/10/2019	1,001,980

					2,506,398

COLUMBIA 14.6%
1,200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	1,278,000
1,006,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	990,910
1,000,000	Bancolombia S.A.	6.13%		07/26/2020	1,080,000
300,000	Ecopetrol S.A.	4.25%		09/18/2018	318,750
1,200,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,287,600
1,300,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,378,000
200,000	GrupoSura Finance S.A.	5.70%		05/18/2021	217,000
1,000,000	Millicom International Cellular S.A.	4.75%		05/22/2020	957,500
1,200,000	Millicom International Cellular S.A.	6.63%		10/15/2021	1,251,000
600,000	Oleoducto Central S.A.	4.00%		05/07/2021	601,020
2,000,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	2,035,000

					11,394,780

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COSTA RICA 3.3%
$1,300,000	Banco de Costa Rica	5.25%		08/12/2018	1,329,250
1,200,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,212,000

					2,541,250

DOMINICAN REPUBLIC 2.1%
500,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	536,875
1,000,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	1,073,750

					1,610,625

GERMANY 1.8%
1,300,000	Rearden G Holdings EINS GmbH	7.88%		03/30/2020	1,371,500

					1,371,500

GUATEMALA 6.0%
500,000	Agromercantil Senior Trust	6.25%		04/10/2019	520,625
900,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	937,125
500,000	Bantrab Senior Trust	9.00%		11/14/2020	530,625
500,000	Cementos Progreso Trust	7.13%		11/06/2023	537,750
1,950,000	Central American Bottling Corporation	6.75%		02/09/2022	2,115,750

					4,641,875

INDIA 1.6%
1,200,000	Vedanta Resources PLC	6.00%		01/31/2019	1,218,000

					1,218,000

ISRAEL 3.2%
1,500,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	1,517,742
1,000,000	Israel Electric Corporation Ltd.	1.98%	#	01/17/2018	977,500

					2,495,242

JAMAICA 1.6%
1,200,000	Digicel Ltd.	7.00%		02/15/2020	1,242,000

					1,242,000

MEXICO 13.2%
1,000,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,063,750
400,000	Banco Santander Mexico	5.95%	#	01/30/2024	423,000
1,700,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	1,776,500
500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	536,250
1,400,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	1,519,000
1,000,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	1,047,500
900,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	963,000
500,000	Grupo Posadas S.A.B de C.V	7.88%		11/30/2017	482,500
1,400,000	Petroleos Mexicanos	3.50%		07/18/2018	1,455,300
711,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	758,993
300,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	293,250

					10,319,043

PANAMA 5.0%
250,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	260,000
1,788,656	ENA Norte Trust	4.95%		04/25/2023	1,851,134
1,700,000	Global Bank Corporation	4.75%		10/05/2017	1,755,250

					3,866,384

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2014

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PARAGUAY 3.1%
$1,080,000	Banco Regional SAECA	8.13%		01/24/2019	1,188,000
1,000,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	1,040,500
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	208,100

					2,436,600

PERU 9.7%
1,500,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	1,527,750
100,000	Camposol S.A.	9.88%		02/02/2017	105,500
600,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	600,000
1,000,000	Ferreycorp S.A.A.	4.88%		04/26/2020	995,000
300,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	301,500
540,000	Inkia Energy Ltd.	8.38%		04/04/2021	597,510
300,000	InRetail Shopping Malls	6.50%		07/09/2021	314,250
1,000,000	Intercorp Retail Trust	8.88%		11/14/2018	1,135,000
300,000	Maestro Peru S.A.	6.75%		09/26/2019	325,785
1,721,356	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	1,623,049

					7,525,344

QATAR 1.1%
825,041	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	895,169

					895,169

SINGAPORE 1.8%
1,200,000	DBS Bank Ltd.	0.84%	#	07/15/2021	1,183,200
200,000	Oversea-Chinese Banking Corporation	4.25%	#	11/18/2019	200,762

					1,383,962

	Total Foreign Corporate Bonds (Cost $74,924,263)				75,303,402

SHORT TERM INVESTMENTS 0.0%
8,098	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		8,098
8,099	Fidelity Institutional Government Portfolio	0.01%	♦		8,099
8,098	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		8,098

	Total Short Term Investments (Cost $24,295)				24,295

	Total Investments 98.6% (Cost $76,320,802)				76,699,089
	Other Assets in Excess of Liabilities 1.4%				1,119,425

	NET ASSETS 100.0%				$77,818,514

SECURITY TYPE BREAKDOWN as a % of Net Assets
Foreign Corporate Bonds	96.8%
Bank Loans	1.8%
Short Term Investments	0.0%	~
Other Assets and Liabilities	1.4%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets
Mexico	15.0%
Colombia	14.6%
Brazil	13.3%
Chile	10.9%
Peru	9.7%
Guatemala	6.0%
Panama	5.0%
Costa Rica	3.3%
China	3.2%
Israel	3.2%
Paraguay	3.1%
Dominican Republic	2.1%
Singapore	1.8%
Germany	1.8%
Jamaica	1.6%
India	1.6%
Barbados	1.3%
Qatar	1.1%
United States	0.0%	~
Other Assets and Liabilities	1.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
Banking	23.6%
Oil & Gas	14.0%
Transportation	8.2%
Telecommunications	7.8%
Building and Development	6.2%
Consumer Products	5.9%
Utilities	5.8%
Media	4.0%
Retailers (other than Food/Drug)	3.2%
Finance	3.1%
Chemicals/Plastics	3.0%
Beverage and Tobacco	2.7%
Construction	2.5%
Pulp & Paper	2.3%
Financial Intermediaries	2.0%
Mining	1.6%
Industrial	1.3%
Hotels/Motels/Inns and Casinos	0.6%
Pharmaceuticals	0.4%
Real Estate	0.4%
Short Term Investments	0.0%	~
Other Assets and Liabilities	1.4%

	100.0%

#	Variable rate security. Rate disclosed as of September 30, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2014, the value of these securities amounted to $11,263,400 or 14.5% of net assets.

†	Perpetual Maturity

♦	Seven-day yield as of September 30, 2014

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	71

Statements of Assets and Liabilities	(Unaudited) September 30, 2014

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$31,016,867,454	$1,892,994,440	$647,300,895	$53,933,355	$2,044,782,299	$352,740,388	$126,218,749	$46,329,334	$76,674,794
Investments in Affiliated Securities, at Value*	—	113,002,257	—	45,989,969	50,550,000	—	17,280,350	8,624,822	—
Short-term Securities*	4,521,326,016	136,170,975	40,948	31,699,174	100,177,080	41,964,531	7,732,878	3,987,041	24,295
Interest and Dividends Receivable	124,869,674	14,462,783	10,382,983	426,858	10,660,667	2,865,869	1,023,650	453,667	1,158,139
Receivable for Fund Shares Sold	642,285,269	51,324,526	4,125,484	776,751	37,193,202	411,577	3,099,305	1,732,716	369,354
Prepaid Expenses and Other Assets	756,329	79,578	61,543	25,865	128,985	22,244	64,091	17,570	14,464
Receivable for Investments Sold	443,641	828,734	5,620,410	—	3,849,625	14,078,782	20,406	—	204,260
Deposit at Broker for Futures	—	—	—	2,230,648	—	—	—	—	—
Unrealized Appreciation on Forward Currency Exchange Contracts	—	—	—	347,111	—	—	—	—	—
Variation Margin Receivable	—	—	—	18,764	—	—	—	—	—
Unrealized Appreciation on Swaps	—	—	—	—	—	—	3,127,288	—	—
Total Assets	36,306,548,383	2,208,863,293	667,532,263	135,448,495	2,247,341,858	412,083,391	158,566,717	61,145,150	78,445,306

LIABILITIES
Payable for Fund Shares Redeemed	54,134,106	1,909,323	5,077,964	325,163	1,679,867	174,979	91,833	76,578	23,016
Payable for Investments Purchased	274,704,216	34,829,893	2,676,783	1,451,190	19,679,018	37,130,938	6,787,702	3,640,669	331,228
Distribution Payable	42,538,658	1,518,993	664,524	697,424	632,506	646,433	39,772	24,450	178,817
Investment Advisory Fees Payable	11,445,018	628,877	412,151	84,149	605,141	157,040	19,851	3,976	8,646
Transfer Agent Expenses Payable	2,452,210	350,458	58,749	46,134	215,128	49,800	18,860	17,924	16,188
Distribution Fees Payable	1,740,238	114,093	38,093	22,893	265,871	28,392	6,336	4,227	3,879
Accrued Expenses	1,636,648	260,165	176,216	107,760	195,083	67,672	71,876	18,818	3,107
Administration, Fund Accounting and Custodian Fees Payable	1,378,037	109,980	38,271	14,210	155,227	44,242	17,998	4,845	8,555
Registration Fees Payable	103,305	3,804	—	309	69,345	67,585	725	273	356
Loans Payable	—	—	4,825,000	—	—	—	—	—	53,000
Payable to Broker	—	—	—	433,172	—	—	—	—	—
Unrealized Depreciation on Swaps	—	—	—	232,696	—	—	—	—	—
Variation Margin Payable	—	—	—	171,905	—	—	—	—	—
Total Liabilities	390,132,436	39,725,586	13,967,751	3,587,005	23,497,186	38,367,081	7,054,953	3,791,760	626,792
Net Assets	$35,916,415,947	$2,169,137,707	$653,564,512	$131,861,490	$2,223,844,672	$373,716,310	$151,511,764	$57,353,390	$77,818,514

NET ASSETS CONSIST OF:
Paid-in Capital	$36,843,396,686	$2,179,940,188	$665,858,005	$127,328,393	$2,222,453,851	$376,812,811	$148,615,718	$57,581,611	$77,356,228
Undistributed (Accumulated) Net Investment Income (Loss)	(126,306,322)	(2,528,370)	(10,617)	(469,433)	(712,506)	61,163	(72,975)	(45,345)	22,082
Accumulated Net Realized Gain (Loss) on Investments	(1,161,193,865)	(34,228,497)	(21,249,625)	7,146,469	(3,094,559)	236,892	106,596	39,303	61,917
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	360,160,429	26,581,025	8,966,749	(607,536)	4,647,886	(3,394,556)	(133,793)	(163,086)	378,287
Investments in Affiliated Securities	—	(626,639)	—	(940,600)	550,000	—	(131,070)	(59,093)	—
Short-term Securities	359,019	—	—	—	—	—	—	—	—
Forwards	—	—	—	347,111	—	—	—	—	—
Futures	—	—	—	(710,218)	—	—	—	—	—
Swaps	—	—	—	(232,696)	—	—	3,127,288	—	—
Net Assets	$35,916,415,947	$2,169,137,707	$653,564,512	$131,861,490	$2,223,844,672	$373,716,310	$151,511,764	$57,353,390	$77,818,514

*Identified Cost:
Investments in Unaffiliated Securities	$30,656,707,025	$1,866,413,415	$638,334,146	$54,540,891	$2,040,134,413	$356,134,944	$126,352,542	$46,492,420	$76,296,507
Investments in Affiliated Securities	—	113,628,896	—	46,930,569	50,000,000	—	17,411,420	8,683,915	—
Short-term Securities	4,520,966,997	136,170,975	40,948	31,699,174	100,177,080	41,964,531	7,732,878	3,987,041	24,295

Class I (unlimited shares authorized):
Net Assets	$28,945,824,883	$1,766,191,703	$461,355,919	$51,486,081	$1,077,419,534	$316,277,960	$119,241,576	$34,851,608	$58,150,057
Shares Outstanding	2,646,840,433	161,386,424	43,062,002	5,194,166	105,878,519	31,563,980	10,540,286	3,467,257	5,753,288
Net Asset Value, Offering and Redemption Price per Share	$10.94	$10.94	$10.71	$9.91	$10.18	$10.02	$11.31	$10.05	$10.11

Class N (unlimited shares authorized):
Net Assets	$6,970,591,064	$402,946,004	$192,208,593	$—	$1,146,425,138	$57,438,350	$32,270,188	$22,501,782	$19,668,457
Shares Outstanding	637,619,385	36,839,405	17,938,218	—	112,734,156	5,721,252	2,853,754	2,238,832	1,944,682
Net Asset Value, Offering and Redemption Price per Share	$10.93	$10.94	$10.72	$—	$10.17	$10.04	$11.31	$10.05	$10.11

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$80,375,409	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	8,126,261	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.31	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.89	$—	$—	$—	$—	$—

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	(Unaudited) September 30, 2014

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund[1]	DoubleLine Low Duration Emerging Markets Fixed Income Fund[1]

INVESTMENT INCOME
Income:
Interest	$753,627,515	$40,589,365	$19,331,994	$1,131,653	$25,043,380	$7,185,549	$1,152,966	$469,147	$1,425,784
Dividends from Unaffiliated Securities	—	—	—	680,072	—	—	—	—	—
Dividends from Affiliated Securities	—	1,702,013	—	1,000,914	871,142	—	194,332	68,702	—
Total Investment Income	753,627,515	42,291,378	19,331,994	2,812,639	25,914,522	7,185,549	1,347,298	537,849	1,425,784
Expenses:
Investment Advisory Fees	67,055,631	3,527,833	2,370,946	671,581	3,427,237	906,448	148,765	65,783	163,465
Distribution Fees - Class N	8,902,593	503,373	254,369	—	1,377,227	90,910	26,026	10,883	15,353
Distribution Fees - Class A	—	—	—	110,074	—	—	—	—	—
Transfer Agent Expenses	6,656,694	449,416	206,671	61,062	600,208	105,599	56,923	37,049	38,355
Administration, Fund Accounting and Custodian Fees	2,832,507	228,418	75,646	35,075	324,326	83,639	43,971	16,730	22,739
Shareholder Reporting Expenses	372,875	27,457	13,462	4,564	60,043	9,909	8,623	9,567	11,289
Registration Fees	446,348	89,179	52,315	31,194	32,624	88,745	34,280	24,832	24,520
Professional Fees	469,371	108,651	95,170	64,301	112,489	43,453	53,941	26,162	26,839
Insurance Expenses	417,895	27,682	9,363	3,753	26,098	6,606	1,481	507	1,551
Trustees’ Fees and Expenses	277,311	15,063	5,096	1,259	16,500	3,000	451	198	726
Miscellaneous Expenses	146,203	15,387	38,026	4,779	6,148	27,677	14,807	4,123	4,284
Total Expenses	87,577,428	4,992,459	3,121,064	987,642	5,982,900	1,365,986	389,268	195,834	309,121
Less: Fees (Waived)/Recouped	722,048	—	11,145	(91,868)	(32,417)	84,103	(139,068)	(95,257)	(100,871)
Net Expenses	88,299,476	4,992,459	3,132,209	895,774	5,950,483	1,450,089	250,200	100,577	208,250

Net Investment Income	665,328,039	37,298,919	16,199,785	1,916,865	19,964,039	5,735,460	1,097,098	437,272	1,217,534

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	3,497,906	1,053,053	(379,166)	(1,262,974)	(47,207)	(28,594)	2,332	35,117	61,917
Investments in Affiliated Securities	—	—	—	(592)	—	—	(8,527)	4,186	—
Futures	—	—	—	2,246,215	—	—	—	—	—
Forwards	—	—	—	173,949	—	—	—	—	—
Swaps	—	—	—	1,007,556	—	—	71,641	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	228,217,253	12,075,359	11,763,013	(2,081,885)	(2,555,715)	(4,578,214)	(177,524)	(163,086)	378,287
Investments in Affiliated Securities	—	(1,356,536)	—	27,106	—	—	(131,859)	(59,093)	—
Short-term Securities	323,390	—	—	—	—	—	—	—	—
Forwards	—	—	—	347,111	—	—	—	—	—
Futures	—	—	—	(1,372,384)	—	—	—	—	—
Swaps	—	—	—	(430,832)	—	—	1,821,325	—	—
Net Realized and Unrealized Gain (Loss) on Investments	232,038,549	11,771,876	11,383,847	(1,346,730)	(2,602,922)	(4,606,808)	1,577,388	(182,876)	440,204

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$897,366,588	$49,070,795	$27,583,632	$570,135	$17,361,117	$1,128,652	$2,674,486	$254,396	$1,657,738

[1]	Commencement of operations on April 7, 2014

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	73

Statements of Changes in Net Assets	(Unaudited) September 30, 2014

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Period Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

OPERATIONS
Net Investment Income	$665,328,039	$1,306,704,704	$37,298,919	$73,955,562
Net Realized Gain (Loss) on Investments	3,497,906	(27,164,096)	1,053,053	(22,492,605)
Net Change in Unrealized Appreciation (Depreciation) of Investments	228,540,643	(1,092,128,473)	10,718,823	(56,429,723)
Net Increase (Decrease) in Net Assets Resulting from Operations	897,366,588	187,412,135	49,070,795	(4,966,766)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(642,344,969)	(1,379,861,329)	(32,567,513)	(63,903,379)
Class N	(162,160,281)	(385,329,341)	(8,053,663)	(19,950,791)
From Net Realized Gain
Class I	—	—	—	(5,663,885)
Class N	—	—	—	(1,613,333)

Total Distributions to Shareholders	(804,505,250)	(1,765,190,670)	(40,621,176)	(91,131,388)

NET SHARE TRANSACTIONS
Class I	4,248,402,912	(4,558,179,006)	408,499,125	(408,475,174)
Class N	(126,933,196)	(2,001,943,791)	16,716,928	(321,003,550)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	4,121,469,716	(6,560,122,797)	425,216,053	(729,478,724)

Total Increase (Decrease) in Net Assets	$4,214,331,054	$(8,137,901,332)	$433,665,672	$(825,576,878)

NET ASSETS
Beginning of Period	$31,702,084,893	$39,839,986,225	$1,735,472,035	$2,561,048,913
End of Period	$35,916,415,947	$31,702,084,893	$2,169,137,707	$1,735,472,035

Accumulated (Undistributed) Net Investment Income (Loss)	$(126,306,322)	$12,870,889	$(2,528,370)	$793,887

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	(Unaudited) September 30, 2014

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Period Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

OPERATIONS
Net Investment Income	$16,199,785	$26,904,771	$1,916,865	$3,117,142
Net Realized Gain (Loss) on Investments	(379,166)	(20,321,605)	2,164,154	2,390,264
Net Change in Unrealized Appreciation (Depreciation) of Investments	11,763,013	(16,108,225)	(3,510,884)	905,963
Net Increase (Decrease) in Net Assets Resulting from Operations	27,583,632	(9,525,059)	570,135	6,413,369

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(11,737,812)	(19,891,979)	(1,119,636)	(1,703,969)
Class N	(5,161,055)	(6,995,101)	—	—
Class A	—	—	(1,594,172)	(2,264,145)
From Net Realized Gain
Class I	—	(5,281,666)	—	—
Class N	—	(2,327,665)	—	—
Class A	—	—	—	—

Total Distributions to Shareholders	(16,898,867)	(34,496,411)	(2,713,808)	(3,968,114)

NET SHARE TRANSACTIONS
Class I	123,174,387	(252,764,751)	(13,990,851)	(39,665,897)
Class N	3,938,736	24,323,638	—	—
Class A	—	—	(15,029,323)	(64,581,935)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	127,113,123	(228,441,113)	(29,020,174)	(104,247,832)

Total Increase (Decrease) in Net Assets	$137,797,888	$(272,462,583)	$(31,163,847)	$(101,802,577)

NET ASSETS
Beginning of Period	$515,766,624	$788,229,207	$163,025,337	$264,827,914
End of Period	$653,564,512	$515,766,624	$131,861,490	$163,025,337

Accumulated (Undistributed) Net Investment Income (Loss)	$(10,617)	$688,465	$(469,433)	$327,510

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	75

Statements of Changes in Net Assets	(Unaudited) September 30, 2014

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Period Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

OPERATIONS
Net Investment Income (Loss)	$19,964,039	$16,098,576	$5,735,460	$7,572,835
Net Realized Gain (Loss) on Investments	(47,207)	863,812	(28,594)	273,530
Net Change in Unrealized Appreciation (Depreciation) of Investments	(2,555,715)	4,227,453	(4,578,214)	764,341
Net Increase (Decrease) in Net Assets Resulting from Operations	17,361,117	21,189,841	1,128,652	8,610,706

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(10,254,208)	(9,321,891)	(4,720,210)	(5,424,016)
Class N	(10,654,626)	(9,318,777)	(1,016,499)	(2,077,972)
From Net Realized Gain
Class I	—	—	—	(5,406)
Class N	—	—	—	(2,638)

Total Distributions to Shareholders	(20,908,834)	(18,640,668)	(5,736,709)	(7,510,032)

NET SHARE TRANSACTIONS
Class I	227,578,247	476,032,359	43,390,548	212,411,666
Class N	85,955,849	821,710,023	(46,122,739)	104,098,336
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	313,534,096	1,297,742,382	(2,732,191)	316,510,002

Total Increase (Decrease) in Net Assets	$309,986,379	$1,300,291,555	$(7,340,248)	$317,610,676

NET ASSETS
Beginning of Period	$1,913,858,293	$613,566,738	$381,056,558	$63,445,882
End of Period	$2,223,844,672	$1,913,858,293	$373,716,310	$381,056,558

Accumulated (Undistributed) Net Investment Income (Loss)	$(712,506)	$232,289	$61,163	$62,412

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	(Unaudited) September 30, 2014

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014[1]	Period Ended September 30, 2014[2] (Unaudited)	Period Ended September 30, 2014[2] (Unaudited)

OPERATIONS
Net Investment Income	$1,097,098	$230,903	$437,272	$1,217,534
Net Realized Gain (Loss) on Investments	65,446	41,175	39,303	61,917
Net Change in Unrealized Appreciation (Depreciation) of Investments	1,511,942	1,350,483	(222,179)	378,287
Net Increase (Decrease) in Net Assets Resulting from Operations	2,674,486	1,622,561	254,396	1,657,738

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(878,301)	(130,379)	(299,413)	(955,720)
Class N	(296,535)	(95,786)	(183,204)	(239,732)
From Net Realized Gain
Class I	—	—	—	—
Class N	—	—	—	—

Total Distributions to Shareholders	(1,174,836)	(226,165)	(482,617)	(1,195,452)

NET SHARE TRANSACTIONS
Class I	88,250,446	29,316,916	34,964,994	57,631,250
Class N	20,986,616	10,061,740	22,616,617	19,724,978
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	109,237,062	39,378,656	57,581,611	77,356,228

Total Increase (Decrease) in Net Assets	$110,736,712	$40,775,052	$57,353,390	$77,818,514

NET ASSETS
Beginning of Period	$40,775,052	$—	$—	$—
End of Period	$151,511,764	$40,775,052	$57,353,390	$77,818,514

Accumulated (Undistributed) Net Investment Income (Loss)	$(72,975)	$4,763	$(45,345)	$22,082

[1]	Commencement of operations on October 31, 2013
[2]	Commencement of operations on April 7, 2014

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	77

Financial Highlights	(Unaudited) September 30, 2014

	DoubleLine Total Return Bond Fund
	Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.90		$11.34	$11.17	$10.96	$10.00		$10.89		$11.33	$11.16	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22		0.42	0.46	0.77	1.02		0.21		0.39	0.44	0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	0.08		(0.30)	0.34	0.31	0.87		0.08		(0.30)	0.34	0.31	0.87
Total from Investment Operations	0.30		0.12	0.80	1.08	1.89		0.29		0.09	0.78	1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.26)		(0.56)	(0.63)	(0.87)	(0.93)		(0.25)		(0.53)	(0.61)	(0.84)	(0.90)
Distributions from Net Realized Gain	—		—	—	—	—		—		—	—	—	—
Total Distributions	(0.26)		(0.56)	(0.63)	(0.87)	(0.93)		(0.25)		(0.53)	(0.61)	(0.84)	(0.90)
Net Asset Value, End of Period	$10.94		$10.90	$11.34	$11.17	$10.96		$10.93		$10.89	$11.33	$11.16	$10.96
Total Return	2.81%	[2]	1.13%	7.37%	10.18%	19.28%	[2]	2.68%	[2]	0.88%	7.11%	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$28,945,825		$24,631,306	$30,398,069	$16,226,569	$4,330,408		$6,970,591		$7,070,779	$9,441,917	$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.47%	[3]	0.47%	0.48%	0.50%	0.53%	[3]	0.72%	[3]	0.72%	0.73%	0.75%	0.78%	[3]
Expenses After Fees (Waived)/Recouped	0.47%	[3]	0.48%	0.48%	0.49%	0.49%	[3]	0.72%	[3]	0.73%	0.73%	0.74%	0.74%	[3]
Net Investment Income (Loss)	4.02%	[3]	3.78%	4.02%	6.86%	9.42%	[3]	3.77%	[3]	3.25%	3.76%	6.58%	9.17%	[3]
Portfolio Turnover Rate	7%	[2]	14%	23%	15%	17%	[2]	7%	[2]	14%	23%	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights	(Unaudited) September 30, 2014

			DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.88		$11.29	$11.06	$10.46	$10.00		$10.87		$11.28	$11.05	$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22		0.41	0.36	0.50	0.57		0.22		0.40	0.33	0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	0.07		(0.31)	0.36	0.65	0.41		0.07		(0.31)	0.36	0.65	0.41
Total from Investment Operations	0.29		0.10	0.72	1.15	0.98		0.29		0.09	0.69	1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.23)		(0.47)	(0.44)	(0.52)	(0.48)		(0.22)		(0.46)	(0.41)	(0.50)	(0.46)
Distributions from Net Realized Gain	—		(0.04)	(0.05)	(0.03)	(0.04)		—		(0.04)	(0.05)	(0.03)	(0.04)
Total Distributions	(0.23)		(0.51)	(0.49)	(0.55)	(0.52)		(0.22)		(0.50)	(0.46)	(0.53)	(0.50)
Net Asset Value, End of Period	10.94		$10.88	$11.29	$11.06	$10.46		$10.94		$10.87	$11.28	$11.05	$10.46
Total Return	2.72%	[2]	1.03%	6.53%	11.19%	9.90%	[2]	2.68%	[2]	0.77%	6.27%	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,766,192		$1,351,760	$1,829,092	$1,544,169	$158,043		$402,946		$383,712	$731,957	$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.47%	[3]	0.48%	0.51%	0.54%	0.85%	[3]	0.72%	[3]	0.73%	0.76%	0.79%	1.09%	[3]
Expenses After Fees Waived	0.47%	[3]	0.48%	0.50%	0.49%	0.49%	[3]	0.72%	[3]	0.73%	0.75%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.99%	[3]	3.76%	3.14%	4.51%	6.56%	[3]	3.73%	[3]	3.32%	2.91%	4.22%	6.38%	[3]
Portfolio Turnover Rate	25%	[2]	53%	83%	81%	84%	[2]	25%	[2]	53%	83%	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	79

Financial Highlights	(Unaudited) September 30, 2014

			DoubleLine Emerging Markets Fixed Income Fund
	Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I		Class N		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.48		$11.03	$10.70	$10.57	$10.00		$10.48		$11.03	$10.70	$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.28		0.46	0.38	0.58	0.60		0.27		0.44	0.36	0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	0.24		(0.38)	0.46	0.23	0.52		0.24		(0.38)	0.46	0.23	0.52
Total from Investment Operations	0.52		0.08	0.84	0.81	1.12		0.51		0.06	0.82	0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.29)		(0.48)	(0.38)	(0.58)	(0.52)		(0.27)		(0.46)	(0.36)	(0.55)	(0.50)
Distributions from Net Realized Gain	—		(0.15)	(0.13)	(0.10)	(0.03)		—		(0.15)	(0.13)	(0.10)	(0.03)
Total Distributions	(0.29)		(0.63)	(0.51)	(0.68)	(0.55)		(0.27)		(0.61)	(0.49)	(0.65)	(0.53)
Net Asset Value, End of Period	$10.71		$10.48	$11.03	$10.70	$10.57		$10.72		$10.48	$11.03	$10.70	$10.57
Total Return	4.96%	[2]	0.95%	8.04%	7.96%	11.48%	[2]	4.92%	[2]	0.69%	7.78%	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$461,356		$331,790	$620,479	$349,926	$106,227		$192,209		$183,977	$167,750	$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.91%	[3]	0.92%	0.91%	0.95%	1.32%	[3]	1.16%	[3]	1.17%	1.16%	1.20%	1.57%	[3]
Expenses After Fees (Waived)/Recouped	0.91%	[3]	0.92%	0.91%	0.95%	0.95%	[3]	1.16%	[3]	1.17%	1.16%	1.20%	1.20%	[3]
Net Investment Income (Loss)	5.21%	[3]	4.40%	3.53%	5.47%	5.85%	[3]	4.95%	[3]	4.25%	3.30%	5.26%	5.66%	[3]
Portfolio Turnover Rate	47%	[2]	79%	105%	177%	109%	[2]	47%	[2]	79%	105%	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights	(Unaudited) September 30, 2014

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I		Class I	Class I	Class I	Class I		Class A		Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$10.10		$9.96	$10.03	$10.11	$10.00		$10.07		$9.95	$10.02	$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.14		0.18	0.31	0.42	0.10		0.13		0.12	0.29	0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.12)		0.18	(0.06)	(0.16)	0.02		(0.12)		0.19	(0.06)	(0.16)	—
Total from Investment Operations	0.02		0.36	0.25	0.26	0.12		0.01		0.31	0.23	0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.21)		(0.22)	(0.32)	(0.34)	(0.01)		(0.19)		(0.19)	(0.30)	(0.32)	(0.01)
Distributions from Net Realized Gain	—		—	—	—	—		—		—	—	—	—
Total Distributions	(0.21)		(0.22)	(0.32)	(0.34)	(0.01)		(0.19)		(0.19)	(0.30)	(0.32)	(0.01)
Net Asset Value, End of Period	$9.91		$10.10	$9.96	$10.03	$10.11		$9.89		$10.07	$9.95	$10.02	$10.09
Total Return[5]	0.12%	[2]	3.65%	2.49%	2.67%	1.24%	[2]	0.09%	[2]	3.28%	2.19%	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$51,486		$66,292	$105,114	$85,073	$22,128		$80,375		$96,734	$159,714	$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees Waived	1.17%	[3]	1.26%	1.35%	1.51%	5.11%	[3]	1.42%	[3]	1.51%	1.60%	1.76%	6.05%	[3]
Expenses After Fees Waived	1.05%	[3]	1.13%	1.10%	1.09%	1.18%	[3]	1.30%	[3]	1.38%	1.35%	1.34%	1.43%	[3]
Net Investment Income (Loss)	2.75%	[3]	1.67%	3.11%	4.14%	3.57%	[3]	2.50%	[3]	1.01%	2.48%	3.88%	3.57%	[3]
Portfolio Turnover Rate	58%	[2]	150%	88%	48%	19%	[2]	58%	[2]	150%	88%	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	81

Financial Highlights	(Unaudited) September 30, 2014

	DoubleLine Low Duration Bond Fund
	Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I		Class I	Class I	Class I		Class N		Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.19		$10.21	$10.16	$10.00		$10.18		$10.20	$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.11		0.15	0.20	0.11		0.10		0.13	0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.01)		—	0.09	0.13		(0.01)		—	0.09	0.13
Total from Investment Operations	0.10		0.15	0.29	0.24		0.09		0.13	0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.11)		(0.17)	(0.24)	(0.08)		(0.10)		(0.15)	(0.21)	(0.07)
Distributions from Net Realized Gain	—		—	—	—		—		—	—	—
Total Distributions	(0.11)		(0.17)	(0.24)	(0.08)		(0.10)		(0.15)	(0.21)	(0.07)
Net Asset Value, End of Period	$10.18		$10.19	$10.21	$10.16		$10.17		$10.18	$10.20	$10.15
Total Return	1.00%	[2]	1.51%	2.88%	2.44%	[2]	0.87%	[2]	1.26%	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,077,420		$851,771	$375,840	$132,117		$1,146,425		$1,062,088	$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.46%	[3]	0.48%	0.53%	0.94%	[3]	0.71%	[3]	0.73%	0.78%	1.19%	[3]
Expenses After Fees Waived	0.45%	[3]	0.47%	0.47%	0.47%	[3]	0.70%	[3]	0.72%	0.72%	0.72%	[3]
Net Investment Income (Loss)	2.11%	[3]	1.46%	1.98%	2.10%	[3]	1.86%	[3]	1.30%	1.70%	1.74%	[3]
Portfolio Turnover Rate	38%	[2]	53%	71%	46%	[2]	38%	[2]	53%	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights	(Unaudited) September 30, 2014

	DoubleLine Floating Rate Fund
	Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Period Ended March 31, 2013[1]		Period Ended September 30, 2014 (Unaudited)		Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I		Class I	Class I		Class N		Class N	Class N

Net Asset Value, Beginning of Period	$10.15		$10.08	$10.00		$10.16		$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.16		0.27	—		0.16		0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.13)		0.04	0.08		(0.13)		0.05	0.08
Total from Investment Operations	0.03		0.31	0.08		0.03		0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.24)	—		(0.15)		(0.22)	—
Distributions from Net Realized Gain	—		—	—		—		—	—
Total Distributions	(0.16)		(0.24)	—		(0.15)		(0.22)	—
Net Asset Value, End of Period	$10.02		$10.15	$10.08		$10.04		$10.16	$10.08
Total Return	0.32%	[2]	3.07%	0.80%	[2]	0.29%	[2]	2.93%	0.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$316,278		$276,737	$63,436		$57,438		$104,320	$10
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.70%	[3]	0.73%	2.01%	[3]	0.95%	[3]	0.98%	2.26%	[3]
Expenses After Fees Waived	0.75%	[3]	0.73%	0.75%	[3]	1.00%	[3]	0.98%	1.00%	[3]
Net Investment Income (Loss)	3.22%	[3]	2.68%	(0.13)%	[3]	2.94%	[3]	2.68%	(0.13)%	[3]
Portfolio Turnover Rate	44%	[2]	66%	20%	[2]	44%	[2]	66%	20%	[2]

[1]	Commencement of operations on February 1, 2013
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	83

Financial Highlights	(Unaudited) September 30, 2014

	DoubleLine Shiller Enhanced CAPE®
	Period Ended September 30, 2014 (Unaudited)		Period Ended March 31, 2014[1]		Period Ended September 30, 2014 (Unaudited)		Period Ended March 31, 2014[1]
	Class I		Class I		Class N		Class N

Net Asset Value, Beginning of Period	$10.68		$10.00		$10.68		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.17		0.11		0.16		0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.62		0.67		0.62		0.67
Total from Investment Operations	0.79		0.78		0.78		0.77

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.10)		(0.15)		(0.09)
Distributions from Net Realized Gain	—		—		—		—
Total Distributions	(0.16)		(0.10)		(0.15)		(0.09)
Net Asset Value, End of Period	$11.31		$10.68		$11.31		$10.68
Total Return	7.39%	[2]	7.83%	[2]	7.27%	[2]	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$119,242		$30,061		$32,270		$10,714
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.96%	[3]	4.98%	[3]	1.21%	[3]	5.23%	[3]
Expenses After Fees Waived	0.59%	[3]	0.65%	[3]	0.84%	[3]	0.90%	[3]
Net Investment Income (Loss)	2.99%	[3]	2.64%	[3]	2.70%	[3]	2.35%	[3]
Portfolio Turnover Rate	54%	[2]	120%	[2]	54%	[2]	120%	[2]

[1]	Commencement of operations on October 31, 2013
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights	(Unaudited) September 30, 2014

	DoubleLine Flexible Income Fund
	Period Ended September 30, 2014[1] (Unaudited)		Period Ended September 30, 2014[1] (Unaudited)
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18		0.17
Net Gain (Loss) on Investments (Realized and Unrealized)	0.02		0.02
Total from Investment Operations	0.20		0.19

Less Distributions:
Distributions from Net Investment Income	(0.15)		(0.14)
Distributions from Net Realized Gain	—		—
Total Distributions	(0.15)		(0.14)
Net Asset Value, End of Period	$10.05		10.05
Total Return	2.02%	[2]	1.93%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$34,852		$22,502
Ratios to Average Net Assets:
Expenses Before Fees Waived	1.55%	[3]	1.80%	[3]
Expenses After Fees Waived	0.75%	[3]	1.00%	[3]
Net Investment Income (Loss)	3.70%	[3]	3.60%	[3]
Portfolio Turnover Rate	64%	[2]	64%	[2]

[1]	Commencement of operations on April 7, 2014
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2014	85

Financial Highlights	(Unaudited) September 30, 2014

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2014[1] (Unaudited)		Period Ended September 30, 2014[1] (Unaudited)
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.18		0.17
Net Gain (Loss) on Investments (Realized and Unrealized)	0.10		0.10
Total from Investment Operations	0.28		0.27

Less Distributions:
Distributions from Net Investment Income	(0.17)		(0.16)
Distributions from Net Realized Gain	—		—
Total Distributions	(0.17)		(0.16)
Net Asset Value, End of Period	$10.11		10.11
Total Return	2.85%	[2]	2.74%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$58,150		$19,668
Ratios to Average Net Assets:
Expenses Before Fees Waived	0.90%	[3]	1.15%	[3]
Expenses After Fees Waived	0.59%	[3]	0.84%	[3]
Net Investment Income (Loss)	3.76%	[3]	3.64%	[3]
Portfolio Turnover Rate	9%	[2]	9%	[2]

[1]	Commencement of operations on April 7, 2014
[2]	Not annualized
[3]	Annualized
[4]	Calculated based on average shares outstanding during the period.

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2014

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 10 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund and DoubleLine Selective Credit Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report. The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund each offer two classes of shares, Class N shares and Class I shares. The DoubleLine Multi-Asset Growth Fund currently offers two classes of shares, Class A shares and Class I shares.

The DoubleLine Total Return Bond Fund and DoubleLine Emerging Markets Fixed Income Fund commenced operations on April 6, 2010. The DoubleLine Core Fixed Income Fund commenced operations on June 1, 2010. The DoubleLine Multi-Asset Growth Fund commenced operations on December 20, 2010. The DoubleLine Low Duration Bond Fund commenced operations on September 30, 2011. The DoubleLine Floating Rate Fund commenced operations on February 1, 2013. The DoubleLine Shiller Enhanced CAPE® commenced operations on October 31, 2013. The DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund commenced operations on April 7, 2014.

The DoubleLine Total Return Bond Fund’s investment objective is to seek to maximize total return. The DoubleLine Core Fixed Income Fund’s investment objective is to seek to maximize current income and total return. The DoubleLine Emerging Markets Fixed Income Fund’s investment objective is to seek high total return from current income and capital appreciation. The DoubleLine Multi-Asset Growth Fund’s investment objective is to seek long-term capital appreciation. The DoubleLine Low Duration Bond Fund’s investment objective is to seek current income. The DoubleLine Floating Rate Fund’s investment objective is to seek a high level of current income. The DoubleLine Shiller Enhanced CAPE®’s investment objective is to seek total return which exceeds the total return of its benchmark index. The DoubleLine Flexible Income Fund’s investment objective is to seek long-term total return while striving to generate current income. The DoubleLine Low Duration Emerging Markets Fixed Income Fund’s investment objective is to seek long term total return.

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs
Mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Quotations from dealers and trading systems

Semi-Annual Report	September 30, 2014	87

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of September 30, 2014, the Funds did not hold any investments in private investment funds.

Short-term debt investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 20141:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund
Investments in Securities
Level 1
Money Market Funds	$899,706,195	$136,170,975	$40,948	$29,199,250	$100,177,080	$41,964,531	$7,732,878	$3,987,041	$24,295
Affiliated Mutual Funds	—	113,002,257	—	45,989,969	50,550,000	—	17,280,350	8,624,822	—
Exchange Traded Funds and Common Stock	—	—	—	23,275,945	—	—	—	—	—
Purchased Options	—	—	—	776,005	—	—	—	—	—
Total Level 1	899,706,195	249,173,232	40,948	99,241,169	150,727,080	41,964,531	25,013,228	12,611,863	24,295
Level 2
US Government / Agency Mortgage Backed Obligations	16,051,429,108	371,391,034	—	5,490,210	25,764,718	—	2,267,380	493,057	—
Non-Agency Residential Collateralized Mortgage Obligations	8,849,520,252	238,071,249	—	11,283,372	169,579,256	—	23,431,082	14,093,963	—
Non-Agency Commercial Mortgage Backed Obligations	2,099,130,217	152,744,482	—	—	363,480,314	7,671,275	18,894,665	4,887,427	—
US Government Bonds and Notes	1,931,921,300	371,796,110	—	—	154,350,392	—	6,979,975	—	—
Other Short Term Investments	1,927,708,607	—	—	—	—	—	—	—	—
Collateralized Loan Obligations	1,432,372,279	95,925,200	—	7,047,555	460,946,709	—	26,356,076	10,772,114	—
Asset Backed Obligations	32,461,507	—	—	—	29,049,230	—	—	—	—
Foreign Corporate Bonds	—	364,375,605	646,797,145	3,438,750	416,485,676	—	30,781,877	11,344,058	75,303,402
US Corporate Bonds	—	270,740,240	—	—	195,042,565	10,912,505	16,293,878	4,500,377	—
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	8,813,610	503,750	—	18,113,521	—	435,247	—	—
Municipal Bonds	—	—	—	2,206,250	—	—	—	—	—
Purchased Options	—	—	—	25,300	—	—	—	—	—
Bank Loans	—	—	—	—	211,969,918	334,156,608	—	—	1,371,392
Total Level 2	32,324,543,270	1,873,857,530	647,300,895	29,491,437	2,044,782,299	352,740,388	125,440,180	46,090,996	76,674,794
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	620,032,791	19,136,910	—	389,968	—	—	778,569	238,338	—
Total Level 3	620,032,791	19,136,910	—	389,968	—	—	778,569	238,338	—
Total	$33,844,282,256	$2,142,167,672	$647,341,843	$129,122,574	$2,195,509,379	$394,704,919	$151,231,977	$58,941,197	$76,699,089

88	DoubleLine Funds Trust

(Unaudited) September 30, 2014

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund
Other Financial Instruments
Level 1
Forward Currency Exchange Contracts	$—	$—	$—	$347,111	$—	$—	$—	$—	$—
Futures Contracts	—	—	—	(710,218)	—	—	—	—	—
Total Level 1	—	—	—	(363,107)	—	—	—	—	—
Level 2
Swaps	—	—	—	(232,696)	—	—	3,127,288	—	—
Total Level 2	—	—	—	(232,696)	—	—	3,127,288	—	—
Level 3	—	—	—	—	—	—	—	—	—
Total	$—	$—	$—	$(595,803)	$—	$—	$3,127,288	$—	$—

Certain of the Fund’s investments are held at face value, which approximates fair value for financial statement purposes. The following is a summary of such investments as of September 30, 20141:

Investments in Securities
Level 1	$—	$—	$—	$—	$—	$—	$—	$—	$—
Level 2
Other Short Term Investments	1,693,911,214	—	—	2,499,924	—	—	—	—	—
Total Level 2	1,693,911,214	—	—	2,499,924	—	—	—	—	—
Level 3	—	—	—	—	—	—	—	—	—
Total	$1,693,911,214	$—	$—	$2,499,924	$—	$—	$—	$—	$—

See	the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1 during the period ended September 30, 2014.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Total Return Bond Fund	Balance as of 3/31/2014	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 9/30/2014	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2014[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$862,153,296	$1,812,310	$3,727,887	$18,691,655	$10,337,750	$(13,089,774)	$20,546,415	$(284,146,748)	$620,032,791	$(2,669,646)

Total	$862,153,296	$1,812,310	$3,727,887	$18,691,655	$10,337,750	$(13,089,774)	$20,546,415	$(284,146,748)	$620,032,791	$(2,669,646)

DoubleLine Core Fixed Income Fund	Balance as of 3/31/2014	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases	Sales[1]	Transfers Into Level 3[2]	Transfers Out of Level 3[2]	Balance as of 9/30/2014	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2014[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$27,845,925	$53,144	$(440,969)	$665,815	$—	$(353,440)	$—	$(8,633,565)	$19,136,910	$(285,248)

Total	$27,845,925	$53,144	$(440,969)	$665,815	$—	$(353,440)	$—	$(8,633,565)	$19,136,910	$(285,248)

[1]	Sales include all sales of securities, maturities, and paydowns.

[2]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2014 may be due to a security that was not held or categorized as Level 3 at either period end.

Semi-Annual Report	September 30, 2014	89

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Total Return Bond Fund	Fair Value as of 9/30/2014*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$620,032,791	Market Comparables	Market Quotes	$47.59 - $121.95	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

DoubleLine Core Fixed Income Fund	Fair Value as of 9/30/2014*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$19,136,910	Market Comparables	Market Quotes	$83.66 - $96.29	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2014, 2013 and 2012 for the Funds, are those that are open for exam by taxing authorities. As of September 30, 2014 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2014. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where Management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the NYSE is closed for trading, or, except with respect to DoubleLine Multi-Asset Growth Fund, on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

90	DoubleLine Funds Trust

(Unaudited) September 30, 2014

G. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

H. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

I. Basis for Consolidation for the DoubleLine Multi-Asset Growth Fund. The DoubleLine Multi-Asset Growth Fund may invest up to 25% of its total assets in DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the DoubleLine Multi-Asset Growth Fund. The Subsidiary invests in commodity-related investments and other investments. As of September 30, 2014 net assets of the DoubleLine Multi-Asset Growth Fund were $131,863,789 of which $10,595,118, or approximately 8.07%, represented the DoubleLine Multi-Asset Growth Fund’s ownership of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

J. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related and Other Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.40%, 0.40%, 0.75%, 1.00%, 0.35%, 0.50%, 0.45%, 0.62% and 0.50% of the average daily net assets of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund, respectively. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

The Adviser has contractually agreed to limit the DoubleLine Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.95% for the Class I shares and 1.20% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Multi-Asset Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.20% for the Class I shares and 1.45% for the Class A shares. The Adviser has contractually agreed to limit the DoubleLine Low Duration Bond Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.47% for the Class I shares and 0.72% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Floating Rate Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.75% for the Class I shares and 1.00% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Shiller Enhanced CAPE®’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.65% for the Class I shares and 0.90% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Flexible Income Fund’s ordinary operating expenses so that it ratio of such expenses to average net assets will not exceed 0.82% for the Class I shares and 1.07% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Low Duration Emerging Markets Fixed Income Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 0.59% for the Class I shares and 0.84% for the Class N shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation is expected to apply until at least July 31, 2015, except it may be terminated during its term only by a majority vote of the disinterested Trustees of the Board.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Date of Expiration	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund
March 31, 2015	$—	$461,517	$—	$350,372	$206,049	$—	$—	$—	$—
March 31, 2016	—	203,659	—	391,977	246,512	—	—	—	—
March 31, 2017	—	—	—	283,515	105,391	—	399,206	—	—
March 31, 2018	—	—	—	91,868	32,417	—	139,068	95,257	100,871

Semi-Annual Report	September 30, 2014	91

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

For the period ended September 30, 2014, The Adviser recouped $722,048 from the DoubleLine Total Return Bond Fund, $11,145 from the DoubleLine Emerging Markets Fixed Income Fund and $84,103 from the DoubleLine Floating Rate Fund.

All Officers and two of the trustees of the Trust are Officers or employees of DoubleLine Group LP. The Trust pays a fee only to those trustees who are not affiliated with DoubleLine Group LP or the Adviser.

The Adviser may from time to time recommend an investment mix of various Funds to certain platforms or programs. If such recommendations are followed, such investment potentially could be material to certain of the Funds’ overall assets and operations. Depending on market conditions prevalent at the time, there can be no assurance that a redemption of such assets would not result in a material adverse impact to the Funds.

If a Fund invested in other investment vehicles sponsored by the Adviser (“other DoubleLine Funds”) during the period, the Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived $261,098, $127,581, $121,657, $20,881 and $8,328 in fees with respect to the DoubleLine Core Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund, respectively, for the period ended September 30, 2014.

As of September 30, 2014, 30% of the outstanding shares of the DoubleLine Floating Rate Fund were owned by the DoubleLine Core Fixed Income Fund, 65% of the outstanding shares of the DoubleLine Low Duration Emerging Markets Fixed Income Fund were owned by the DoubleLine Low Duration Bond Fund and 35% of the outstanding shares of the DoubleLine Equities Growth Fund were owned by the DoubleLine Multi-Asset Growth Fund.

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transaction (excluding short-term investments) for the period ended September 30, 2014 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$3,054,391,853	$2,005,932,410	$—	$—
DoubleLine Core Fixed Income Fund	574,448,163	326,089,811	146,624,803	100,442,566
DoubleLine Emerging Markets Fixed Income Fund	427,736,103	290,762,576	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	66,738,284	60,501,987	—	—
DoubleLine Low Duration Bond Fund	869,905,710	563,751,918	257,320,686	169,770,828
DoubleLine Floating Rate Fund	149,383,082	159,411,027	—	—
DoubleLine Shiller Enhanced CAPE®	136,647,337	35,634,168	10,027,173	4,009,738
DoubleLine Flexible Income Fund	70,726,749	16,217,757	—	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	82,618,781	6,446,553	—	—

[1]	U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds, and notes.

92	DoubleLine Funds Trust

(Unaudited) September 30, 2014

6.  Income Tax Information

The tax character of distributions for the Funds were as follows:

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund		DoubleLine Emerging Markets Fixed Income Fund
	Period Ended September 30, 2014	Year Ended March 31, 2014	Period Ended September 30, 2014	Year Ended March 31, 2014	Period Ended September 30, 2014	Year Ended March 31, 2014
Distributions Paid From:
Ordinary Income	$804,505,250	$1,765,190,670	$40,621,176	$85,341,715	$16,898,867	$33,266,474
Long Term Capital Gain	—	—	—	5,789,673	—	1,229,937
Total Distributions Paid	$804,505,250	$1,765,190,670	$40,621,176	$91,131,388	$16,898,867	$34,496,411

	DoubleLine Multi-Asset Growth Fund (Consolidated)		DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2014	Year Ended March 31, 2014	Period Ended September 30, 2014	Year Ended March 31, 2014	Period Ended September 30, 2014	Year Ended March 31, 2014
Distributions Paid From:
Ordinary Income	$2,713,808	$3,968,114	$20,908,834	$18,640,668	$5,736,709	$7,510,032
Long Term Capital Gain	—	—	—	—	—	—
Total Distributions Paid	$2,713,808	$3,968,114	$20,908,834	$18,640,668	$5,736,709	$7,510,032

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2014	Year Ended March 31, 2014	Period Ended September 30, 2014	Period Ended September 30, 2014
Distributions Paid From:
Ordinary Income	$1,174,836	$226,165	$482,617	$1,195,452
Long Term Capital Gain	—	—	—	—
Total Distributions Paid	$1,174,836	$226,165	$482,617	$1,195,452

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of September 30, 2014 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund
Tax Cost of Investments	$35,312,018,261	$2,123,322,467	$639,149,602	$133,902,100	$2,190,357,650	$398,099,498	$151,496,840	$59,163,376	$76,320,802
Gross Tax Unrealized Appreciation	959,042,400	36,299,696	13,377,183	1,086,519	12,980,755	236,114	1,643,226	166,188	650,498
Gross Tax Unrealized Depreciation	(732,867,191)	(17,454,491)	(5,184,942)	(3,366,121)	(7,829,026)	(3,630,693)	(1,908,089)	(388,367)	(272,211)
Net Tax Unrealized Appreciation (Depreciation)	$226,175,209	$18,845,205	$8,192,241	$(2,279,602)	$5,151,729	$(3,394,579)	$(264,863)	$(222,179)	$378,287

Semi-Annual Report	September 30, 2014	93

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

As of March 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund	DoubleLine Shiller Enhanced CAPE®
Net Tax Unrealized Appreciation (Depreciation)	$(2,365,434)	$8,126,382	$(3,570,772)	$(224,823)	$7,707,444	$1,183,635	$44,520
Undistributed Ordinary Income	54,850,006	2,537,962	1,998,121	4,563,032	657,682	853,478	31,822
Undistributed Long Term Capital Gain	—	—	—	1,756,833	—	11,923	21,830
Total Distributable Earnings	54,850,006	2,537,962	1,998,121	6,319,865	657,682	865,401	53,652
Other Accumulated Gains (Losses)	(1,072,326,649)	(29,916,444)	(21,405,607)	581,728	(3,426,588)	(537,480)	1,298,224
Total Accumulated Earnings (Losses)	$(1,019,842,077)	$(19,252,100)	$(22,978,258)	$6,676,770	$4,938,538	$1,511,556	$1,396,396

Since the DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund have not had a full fiscal year, the tax cost of investments is the same as noted in the Schedule of Investments.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2014, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	778,547,485	Indefinite
DoubleLine Core Fixed Income Fund	24,748,617	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	16,252,599	Indefinite
DoubleLine Low Duration Bond Fund	2,635,597	Indefinite

For the period ended March 31, 2014, the DoubleLine Multi-Asset Growth Fund utilized $2,160,080 of its capital loss carryforward.

As of March 31, 2014, the following Funds deferred, on a tax basis, post-October losses of:

DoubleLine Total Return Bond Fund	$248,090,289
DoubleLine Core Fixed Income Fund	3,704,089
DoubleLine Emerging Markets Fixed Income Fund	4,583,645
DoubleLine Multi-Asset Growth Fund (Consolidated)	—
DoubleLine Low Duration Bond Fund	365,598
DoubleLine Floating Rate Fund	—
DoubleLine Shiller Enhanced CAPE®	—

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments and foreign currency gains (losses). For the period ended March 31, 2014, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$457,689,114	$(457,689,114)	$—
DoubleLine Core Fixed Income Fund	9,987,984	(9,987,984)	—
DoubleLine Emerging Markets Fixed Income Fund	480,398	(480,398)	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,296,996	6,058,472	(7,355,468)
DoubleLine Low Duration Bond Fund	2,719,146	(2,719,146)	—
DoubleLine Floating Rate Fund	(8,435)	—	8,435
DoubleLine Shiller Enhanced CAPE®	25	(25)	—

94	DoubleLine Funds Trust

(Unaudited) September 30, 2014

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2014		Year Ended March 31, 2014		Period Ended September 30, 2014			Year Ended March 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	623,229,350	$6,845,218,395	1,031,663,229	$11,427,193,274	56,156,383	$617,977,811		70,269,777	$772,152,766
Class N	143,586,567	1,575,553,626	277,503,986	3,071,207,850	11,544,716	126,808,530		20,690,105	227,519,631
Reinvested Dividends
Class I	38,532,661	422,621,793	79,819,280	878,017,247	2,257,263	24,814,287		4,554,311	49,619,411
Class N	11,206,691	122,903,521	27,102,303	298,129,358	631,901	6,943,336		1,663,484	18,144,770
Shares Redeemed
Class I	(274,999,196)	(3,019,437,276)	(1,532,225,773)	(16,863,389,527)	(21,315,720)	(234,292,973)		(112,516,721)	(1,230,247,351)
Class N	(166,200,359)	(1,825,390,343)	(488,591,413)	(5,371,280,999)	(10,636,605)	(117,034,938)		(51,915,655)	(566,667,951)
Net Increase (Decrease) Resulting From Fund Share Transactions	375,355,714	$4,121,469,716	(604,728,388)	$(6,560,122,797)	38,637,938	$425,216,053		(67,254,699)	$(729,478,724)

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2014		Year Ended March 31, 2014		Period Ended September 30, 2014			Year Ended March 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	23,789,935	$256,560,205	20,169,003	$212,554,617	590,808	$6,012,460		3,711,339	$37,171,840
Class N	7,170,924	77,233,092	14,455,439	151,680,438	—	—		—	—
Class A	—	—	—	—	1,293,334	13,136,135		4,417,677	44,102,001
Reinvested Dividends
Class I	791,172	8,531,683	1,693,391	17,529,848	81,070	822,302		119,162	1,198,077
Class N	357,640	3,854,932	668,682	6,899,691	—	—		—	—
Class A	—	—	—	—	28,368	287,431		47,577	477,314
Shares Redeemed
Class I	(13,167,396)	(141,917,501)	(46,491,820)	(482,849,216)	(2,043,492)	(20,825,613	)#	(7,814,272)	(78,035,814	)*
Class N	(7,137,014)	(77,149,288)	(12,792,405)	(134,256,491)	—	—		—	—
Class A	—	—	—	—	(2,796,966)	(28,452,889	)#	(10,922,811)	(109,161,250	)*
Net Increase (Decrease) Resulting From Fund Share Transactions	11,805,261	$127,113,123	(22,297,710)	$(228,441,113)	(2,846,878)	$(29,020,174)		(10,441,328)	$(104,247,832)

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Period Ended September 30, 2014		Year Ended March 31, 2014		Period Ended September 30, 2014			Year Ended March 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	39,058,276	$398,906,119	101,456,040	$1,032,848,486	10,368,675	$104,981,142		28,702,601	$290,762,751
Class N	24,817,554	253,206,539	109,669,589	1,113,469,189	916,125	9,295,566		16,121,720	163,649,322
Reinvested Dividends
Class I	816,588	8,333,517	721,367	7,343,381	144,403	1,459,025		165,560	1,680,180
Class N	866,798	8,837,822	742,346	7,552,818	72,371	732,874		137,273	1,395,100
Shares Redeemed
Class I	(17,593,237)	(179,661,389)	(55,389,051)	(564,159,508)	(6,227,238)	(63,049,619	)~	(7,881,567)	(80,031,265	)^
Class N	(17,254,573)	(176,088,512)	(29,407,261)	(299,311,984)	(5,535,746)	(56,151,179	)~	(5,991,491)	(60,946,086	)^
Net Increase (Decrease) Resulting From Fund Share Transactions	30,711,406	$313,534,096	127,793,030	$1,297,742,382	(261,410)	$(2,732,191)		31,254,096	$316,510,002

Semi-Annual Report	September 30, 2014	95

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund		DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended September 30, 2014		Period Ended March 31, 2014		Period Ended September 30, 2014		Period Ended September 30, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	8,206,359	$93,658,092	2,877,090	$29,950,853	4,941,963	$49,760,092	5,864,396	$58,763,163
Class N	2,206,209	25,023,073	1,424,882	14,494,826	2,456,654	24,814,192	2,076,462	21,067,735
Reinvested Dividends
Class I	66,021	747,377	9,305	97,421	21,834	220,105	7,213	73,257
Class N	24,153	273,552	8,824	91,474	16,938	170,873	20,253	205,904
Shares Redeemed
Class I	(546,889)	(6,155,023)	(71,600)	(731,358)	(1,496,540)	(15,015,203)	(118,321)	(1,205,170)
Class N	(379,968)	(4,310,009)	(430,346)	(4,524,560)	(234,760)	(2,368,448)	(152,033)	(1,548,661)
Net Increase (Decrease) Resulting From Fund Share Transactions	9,575,885	$109,237,062	3,818,155	$39,378,656	5,706,089	$57,581,611	7,697,970	$77,356,228

#	Net of redemption fees of $2,033 and $155 for Class I and Class A, respectively

*	Net of redemption fees of $43,059 and $7,342 for Class I and Class A, respectively

~	Net of redemption fees of $2,513 and $22,240 for Class I and Class N, respectively

^	Net of redemption fees of $82,265 and $44,002 for Class I and Class N, respectively

8.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees’ Fees and Expenses in the Statement of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of the Adviser; such trustees and officers are not compensated by the Funds.

For the period ended September 30, 2014, the trustees received, as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees’ Fees and Expenses
DoubleLine Total Return Bond Fund	$276,517	$794	$277,311
DoubleLine Core Fixed Income Fund	15,007	56	15,063
DoubleLine Emerging Markets Fixed Income Fund	5,053	43	5,096
DoubleLine Multi-Asset Growth Fund (Consolidated)	1,263	(4)	1,259
DoubleLine Low Duration Bond Fund	16,456	44	16,500
DoubleLine Floating Rate Fund	3,001	(1)	3,000
DoubleLine Shiller Enhanced CAPE®	439	12	451
DoubleLine Flexible Income Fund	193	5	198
DoubleLine Low Duration Emerging Markets Fixed Income Fund	719	7	726

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

96	DoubleLine Funds Trust

(Unaudited) September 30, 2014

The average volume of derivative activity during the period ended September 30, 2014 is as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®
Average Market Value
Purchased Options	$1,695,896	$—
Futures Contracts - Long	56,419	—
Futures Contracts - Short	25,189	—

Average Notional Balance
Total Return Swaps - Long	$14,676,666	$83,147,333
Total Return Swaps - Short	4,210,000	—
Forward Currency Exchange Contracts	30,000,000	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

There was no activity in written options during the period ended September 30, 2014.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection

Semi-Annual Report	September 30, 2014	97

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statement of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2014:

Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Unrealized Appreciation (Depreciation)
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Commodity		$11,800
	Exchange Rate		674,205
	Index		115,300
		Net Unrealized Appreciation (Depreciation) in Unaffiliated Securities	$801,305

	Futures contracts
	Commodity		$(584,509)
	Index		(122,971)
	Treasury Bond		(2,738)
		Net Unrealized Appreciation (Depreciation) on Futures	$(710,218)

DoubleLine Multi-Asset Growth Fund (Consolidated)	Swap contracts
	Total Return	Net Unrealized Appreciation (Depreciation) on Swaps	$(232,696)
	Forward contracts
	Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$347,111
DoubleLine Shiller Enhanced CAPE®	Swap contracts
	Total Return	Net Unrealized Appreciation (Depreciation) on Swaps	$3,127,288

98	DoubleLine Funds Trust

(Unaudited) September 30, 2014

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2014:

Fund	Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
DoubleLine Multi-Asset Growth Fund (Consolidated)	Purchased Options
	Commodity		$—	$253,160
	Exchange Rate		(239,825)	1,084,813
	Equity		—	540,887
	Index		(628,020)	115,300
		Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$(867,845)	$1,994,160
	Futures contracts
	Commodity		$(365,881)	$(1,202,910)
	Exchange Rate		(14,240)	—
	Index		2,494,105	(261,524)
	Treasury Bond		132,231	92,050
		Net Realized and Unrealized Gain (Loss) on Futures	$2,246,215	$(1,372,384)

	Swap contracts
	Total Return	Net Realized and Unrealized Gain (Loss) on Swaps	$1,007,556	$(430,832)

	Forward contracts
	Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$173,949	$347,111

DoubleLine Shiller Enhanced CAPE®	Swap contracts
	Total Return	Net Realized and Unrealized Gain (Loss) on Swaps	$71,628	$1,821,325

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2014, the DoubleLine Multi-Asset Growth Fund (Consolidated) held the following derivative instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Assets:

	Gross Amounts of Recognized Assets	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received	Net Amount
Forwards	$347,111	$—	$347,111	$—	$—	$347,111
Futures	547,588	547,588	—	—	—	—
Swap Contracts	24,853	24,853	—	—	—	—
	$919,552	$572,441	$347,111	$—	$—	$347,111

Semi-Annual Report	September 30, 2014	99

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Forwards	$—	$—	$—	$—	$—	$—
Futures	1,257,806	547,588	710,218	—	710,218	—
Swap Contracts	257,549	24,853	232,696	208,707	23,989	—
	$1,515,355	$572,441	$942,914	$208,707	$734,207	$—

As of September 30, 2014, the DoubleLine Shiller Enhanced CAPE® held the following derivative instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Assets:

	Gross Amounts of Recognized Assets	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received	Net Amount
Swap Contracts	$4,242,071	$1,114,783	$3,127,288	$3,127,288	$—	$—

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross amounts offset in the Statement of Assets and Liabilities	Net amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$1,114,783	$1,114,783	$—	$—	$—	$—

11.  Bank Loans

Floating rate loans (“bank loans”), are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. Certain floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock and other debt instruments) in the event of bankruptcy. Other floating rate loans may be unsecured obligations of the borrower. A floating rate loan may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Such floating rate loans may be acquired through the agent or from the borrower, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan. Coupon rates for bank loans are generally floating, not fixed, and are tied to a benchmark lending rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust (all the series of each such trust, the “DoubleLine Funds”), an uncommitted, $450,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended September 30, 2014).

The Bank has also made available to the DoubleLine Floating Rate Fund, a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility.

100	DoubleLine Funds Trust

(Unaudited) September 30, 2014

For the period ended September 30, 2014, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$9,168,423	$47,013,000	$18,210	$—
DoubleLine Floating Rate Fund	5,419,000	7,046,000	2,070	24,310
DoubleLine Shiller Enhanced CAPE®	1,143,000	1,143,000	262	—
DoubleLine Flexible Income Fund	431,000	980,000	165	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	118,500	184,000	18	—

13.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others.

•	asset allocation risk: the risk that a Fund’s investment performance will depend in part on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	convertible securities risk: the risks of investing in convertible bonds and securities include the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce a Fund’s distributable income and the value of the Fund’s shares.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

Semi-Annual Report	September 30, 2014	101

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes also potentially are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•	focused investment risk: the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	index risk: the risk that the DoubleLine Shiller Enhanced CAPE®’s return may not match or exceed the return of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”) for a number of reasons, including, for example, (i) the performance of derivatives in which the Fund invests may not correlate with the performance of the Index; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; (iii) the Fund’s overall performance may be adversely affected by the performance of the Fund’s investments in debt instruments and (iv) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Unavailability of the Index could affect adversely the ability of the Fund to achieve its investment objective.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk.

•	investment company and exchange traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk:  the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the

102	DoubleLine Funds Trust

(Unaudited) September 30, 2014

Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	loan risk: includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at time when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

Semi-Annual Report	September 30, 2014	103

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2014

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investment in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short sales risk: the risk that an instrument a Fund has sold short increases in value.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or ability to repay principal and interest.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives, ETFs and other investment pools will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

14.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued ASU No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

15.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

104	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) September 30, 2014

Example

As a shareholder of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund (each a “Fund” and collectively the “Funds”), you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio	Beginning Account Value	Ending Account Value 3/31/14	Expenses Paid During Period*[1]	Ending Account Value 9/30/14	Expenses Paid During Period*1
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$1,028	$2.39	$1,023	$2.38
	Class N	0.72%	$1,000	$1,027	$3.66	$1,021	$3.65
DoubleLine Core Fixed Income Fund	Class I	0.47%	$1,000	$1,027	$2.39	$1,023	$2.38
	Class N	0.72%	$1,000	$1,027	$3.66	$1,021	$3.65
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.91%	$1,000	$1,050	$4.68	$1,021	$4.61
	Class N	1.16%	$1,000	$1,049	$5.96	$1,019	$5.87
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.05%	$1,000	$1,001	$5.27	$1,020	$5.32
	Class A	1.30%	$1,000	$1,001	$6.52	$1,019	$6.58
DoubleLine Low Duration Bond Fund	Class I	0.45%	$1,000	$1,010	$2.27	$1,023	$2.28
	Class N	0.70%	$1,000	$1,009	$3.52	$1,022	$3.55
DoubleLine Floating Rate Fund	Class I	0.75%	$1,000	$1,003	$3.77	$1,021	$3.80
	Class N	1.00%	$1,000	$1,003	$5.02	$1,020	$5.06
DoubleLine Shiller Enhanced CAPE®	Class I	0.59%	$1,000	$1,074	$3.07	$1,022	$2.99
	Class N	0.84%	$1,000	$1,073	$4.36	$1,021	$4.26
DoubleLine Flexible Income Fund	Class I	0.75%	$1,000	$1,020	$3.65	$1,021	$3.80
	Class N	1.00%	$1,000	$1,019	$4.87	$1,020	$5.06
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,029	$2.89	$1,022	$2.99
	Class N	0.84%	$1,000	$1,027	$4.11	$1,021	$4.26

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Flexible Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund are multiplied by 176/365, which are based on the date of inception (April 7, 2014).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2014	105

Evaluation of Advisory Agreement by the Boards of Trustees	(Unaudited) September 30, 2014

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

At the February 26, 2014 meeting of the Board of Trustees (the “Meeting”) of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees voting separately, approved Investment Advisory Agreements (each, an “Agreement” and, together, the “Agreements”) between the Trust, on behalf of each of DoubleLine Flexible Income Fund (“Flexible Income”) and DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration Emerging Markets” and, together with Flexible Income, the “Funds”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information previously provided to the Trustees in connection with the approval of advisory contracts between the Adviser and the other series of the Trust. The Trustees’ determination to approve each Agreement was based on an evaluation of all of the information provided to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees.

In the process of considering the approval of the Agreements, the Trustees considered the terms of the proposed Agreements between the Adviser and the Trust, with respect to each Fund, and noted that the proposed Agreements, with the exception of the rates of the advisory fees payable, had the same terms as the advisory agreements between the Adviser and the other series of the Trust. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience, and responsibilities of the portfolio manager or portfolio managers of each Fund and other key personnel that would be involved in the day-to-day activities of the Funds. The Board considered the expected difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, counter-party exposure, credit events, and workouts. The Trustees considered the performance of accounts or sleeves of existing DoubleLine accounts the Adviser manages using substantially similar investment strategies to those of the Funds as well the performance of all of the other series of the Trust, and considered the possible effect of additional funds to the Trust on the capacities of the Adviser. The Trustees reviewed the proposed services the Adviser would provide to each Fund as investment adviser. The Trustees considered that the Adviser would provide a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed the Adviser’s ongoing efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing its duties under each proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Board then turned to the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees to be paid under each Agreement. The Trustees considered that the Adviser anticipated launching each Fund with two classes of shares and noted the overall fee structure and expense caps proposed for each Fund. The Trustees considered information provided by Strategic Insight (“Strategic Insight”), an Asset International Company. The Trustees noted that the information provided by Strategic Insight indicated that Flexible Income’s proposed advisory fee under its Agreement was below the median of the peer funds presented to them for consideration, and that Low Duration Emerging Markets’ proposed advisory fee under its agreement was lower than the advisory fee of any of the peer funds Strategic Insight had identified for that Fund. In considering the peer group information presented, the Trustees noted the Adviser’s view that the utility of the peer group comparison in respect of the Low Duration Emerging Markets was somewhat limited, since few of the funds in the group have a comparable focus on shorter duration emerging market debt investments.

The Trustees also compared the advisory fees proposed for the Funds to the advisory fees paid to the Adviser by accounts or sleeves with investment strategies substantially similar to the strategies proposed for the Funds. In doing so, the Trustees noted the Adviser’s representation that the proposed advisory fee for Flexible Income was lower than that charged to the substantially similar account advised by the Adviser. The Trustees also noted that Low Duration Emerging Markets’ proposed advisory fee was higher than the advisory fee paid to the Adviser in respect of the sleeve it manages using substantially similar strategies. In that regard, the Trustees also noted that the sleeve was only a portion of another series of the Trust, whose portfolio may include a wide range of fixed income instruments, including domestic fixed income instruments.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing each Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided both at the Meeting and at previous meetings of the Trustees and took into account both the likely direct and indirect benefits to the Adviser from managing the Funds. The Trustees noted other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust, including possible ancillary benefits to the Adviser’s institutional investment management business due to the reputation and market penetration of the Funds. The Trustees concluded that the Adviser’s profit from managing either Fund would likely not be excessive in the start-up period. The Trustees concluded that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fees.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve each Agreement for the proposed initial term.

106	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) September 30, 2014

For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income is as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	4.04%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2014 is as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	1.10%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	1.74%
DoubleLine Emerging Markets Fixed Income Fund	19.18%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.11%
DoubleLine Shiller Enhanced CAPE®	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for each Fund were as follows:

DoubleLine Total Return Bond Fund	95.22%
DoubleLine Core Fixed Income Fund	87.82%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	28.58%
DoubleLine Low Duration Bond Fund	98.31%
DoubleLine Floating Rate Fund	99.37%
DoubleLine Shiller Enhanced CAPE®	22.28%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Semi-Annual Report	September 30, 2014	107

Information About Proxy Voting	(Unaudited) September 30, 2014

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

108	DoubleLine Funds Trust

Privacy Notice	(Unaudited) September 30, 2014

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	September 30, 2014	109

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this

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report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	November 26, 2014

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial and Accounting Officer

Date	November 26, 2014

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